UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:    BlackRock Funds

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Flexible Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Managed Volatility Portfolio

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock U.S. Opportunities Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2014

Date of reporting period: 03/31/2014

Item 1 – Report to Stockholders

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„   BlackRock All-Cap Energy & Resources Portfolio

„   BlackRock Emerging Markets Dividend Fund

„   BlackRock Energy & Resources Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs – comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Effective March 17, 2014, the Fund’s performance benchmarks changed from the S&P 500® Index and a customized weighted index, comprised of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index, to solely the MSCI World Energy Index. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund underperformed the MSCI World Energy Index and its former benchmarks, the S&P 500® Index and the customized weighted index. The following discussion of relative performance pertains to the MSCI World Energy Index.

What factors influenced performance?

•

The Fund’s position in Cairn Energy PLC, a global oil & gas exploration & production company, detracted from performance as the company came under scrutiny from the Indian tax authority due to a matter relating to the initial public offering of their Indian subsidiary, Cairn India, in 2006. India’s tax authority cited retrospective legislation introduced in 2012 regarding the taxation of indirect transfers of Indian assets as the reason for the investigation. Also having a negative impact on results was the Fund’s overweight position in U.S. integrated energy company Chevron Corp. as the company posted disappointing earnings results for the fourth quarter of 2013.

•

Conversely, the Fund’s position in Phillips 66, a refiner engaged in producing natural gas liquids and petrochemicals, aided relative performance over the six-month period. The company has benefited from the discount between the price of their crude oil inputs (linked to domestic U.S. prices) and the price of the refined product outputs (linked to international prices). Southwestern Energy Co. was also a notable contributor as a higher average natural gas price provided an improved earnings outlook for gas producers.

Describe recent portfolio activity.

•

Early in the six-month period, the Fund reduced exposure to oil services while increasing exposure to integrated and exploration & production companies based on attractive valuations. In the latter half of the period, the Fund rotated exposure within the integrated energy segment, exiting positions in Hess Corp. and Eni SpA on the back of their strong 2013 performance, and initiating a position in Statoil ASA. Additionally, the Fund added a new position in Cimarex Energy Co., a U.S. exploration & production company located in the Permian basin.

Describe portfolio positioning at period end.

•

As of period end, nearly half of the Fund’s net assets were invested in integrated oil & gas companies. The Fund also held a large exposure to the oil & gas exploration & production segment with a focus on companies that exhibit the ability to meet or exceed market expectations in terms of earnings and costs and have the potential to surprise on the upside through their development and exploration projects. The Fund maintained a meaningful allocation to oil services as well. The remainder of the Fund was invested in distribution companies, coal and uranium stocks, and names in the oil & gas refining & marketing space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Chevron Corp.	11%
Exxon Mobil Corp.	10
Royal Dutch Shell PLC - ADR	9
ConocoPhillips	7
Schlumberger Ltd.	5
BP PLC	5
Anadarko Petroleum Corp.	5
Noble Energy, Inc.	4
EOG Resources, Inc.	4
Statoil ASA	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	91%
Energy Equipment & Services	9

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and tele-communications utilities).

[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index, which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]

The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

[6]

An index comprised of the energy sector constituents of the MSCI World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets. Effective March 17, 2014, the Fund now uses this index as its benchmark rather than the S&P 500® Index and a customized weighted index, comprised of 70% Wilshire 5000 Modified Energy Cap Weighted Index and 30% MSCI All-Country World Energy Index because management believes that this benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

[7]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[8]
		1 Year		5 Years		Since Inception[9]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.92%	15.25%	N/A	14.46%	N/A	8.26%	N/A
Service	4.63	14.73	N/A	14.00	N/A	7.83	N/A
Investor A	4.69	14.73	8.71%	13.97	12.75%	7.82	7.18%
Investor B	4.26	13.89	9.39	13.14	12.89	7.12	7.12
Investor C	4.33	13.94	12.94	13.15	13.15	7.05	7.05
S&P 500® Index	12.51	21.86	N/A	21.16	N/A	7.13	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	9.74	15.04	N/A	19.60	N/A	10.75	N/A
MSCI World Energy Index	8.72	14.07	N/A	13.52	N/A	7.40	N/A

[8]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[9]	The Fund commenced operations on February 16, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[11]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[10]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[10]	Annualized Expense Ratio
Institutional	$1,000.00	$1,049.20	$4.90	$1,000.00	$1,020.14	$4.84	0.96%
Service	$1,000.00	$1,046.30	$7.04	$1,000.00	$1,018.05	$6.94	1.38%
Investor A	$1,000.00	$1,046.90	$7.04	$1,000.00	$1,018.05	$6.94	1.38%
Investor B	$1,000.00	$1,042.60	$10.69	$1,000.00	$1,014.46	$10.55	2.10%
Investor C	$1,000.00	$1,043.30	$10.70	$1,000.00	$1,014.46	$10.55	2.10%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	5

Fund Summary as of March 31, 2014	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

Relative to the benchmark index, the Fund’s underweight to India and stock selection in Russia hurt performance during the period. On a sector basis, stock selection in telecommunication services (“telecom”), consumer staples and materials detracted from returns. The largest individual detractor for the period was a position in Lukoil OAO, which suffered due to geopolitical tensions in Russia and Ukraine.

•

Conversely, stock selection in South Korea, China and Taiwan contributed positively to relative performance. Additionally, stock selection in the energy and consumer discretionary sectors had a positive impact. The largest individual contributor to returns was Macau casino operator Sands China Ltd., which continued to benefit from growth in gaming revenues and a positive outlook for growth in the mass market.

Describe recent portfolio activity.

•

During the six-month period, the Fund increased exposure to financials. Specifically, the Fund purchased Brazilian bank Itau Unibanco Holding SA given a positive outlook for improving asset quality and diminishing non-performing loans in the sector. In addition, the Fund added to positions in Kasikornbank PCL in Thailand and Powszechny Zaklad Ubezpieczen SA in Poland. In other sectors, the Fund reduced its position in Tata Motors Ltd. due to concerns about increased capital expenditures. The Fund also exited a holding in Brazilian exchange BM&FBovespa SA as the company suffered from weaker trading volumes in both equities and derivatives. A position in Copa Holdings SA was eliminated given concerns about the company’s currency exposure given its cash balance in Venezuela.

Describe portfolio positioning at period end.

•

Relative to the MSCI Emerging Markets Index, the Fund ended the period with overweight exposures to Mexico and the Philippines. The Fund held a structural underweight in Korea given low dividend yields in that market. Other significant underweights included India and China. From a sector perspective, the Fund was overweight in industrials, telecom and consumer staples, and underweight in information technology and energy. The investment advisor continues to monitor a number of factors that may drive growth in emerging markets including corporate earnings growth, net exports and government reform in a number of developing countries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	4%
Lukoil OAO - ADR	4
Powszechny Zaklad Ubezpieczen SA	3
CCR SA	3
Itau Unibanco Holding SA - ADR	3
China Petroleum & Chemical Corp., H Shares	3
Kimberly-Clark de Mexico SAB de CV, Class A	3
Philippine Long Distance Telephone Co. - ADR	2
China Merchants Holdings International Co. Ltd	2
BB Seguridade Participacoes SA	2

Geographic Allocation	Percent of Long-Term Investments
China	15%
Brazil	14
Taiwan	12
Mexico	10
South Africa	7
Russia	5
Thailand	5
South Korea	5
Philippines	5
Poland	3
Indonesia	3
Other[1]	16

[1]	Includes holdings within countries that are 2% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

6	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Emerging Markets Dividend Fund

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries and at least 80% of its net assets (plus any borrowings for investment purposes) in dividend paying securities.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(0.66)%	3.16%	N/A	(3.02)%	N/A
Investor A	(0.84)	2.87	(2.53)%	(3.28)	(5.05)%
Investor C	(1.21)	2.14	1.14	(3.95)	(3.95)
MSCI Emerging Markets Index	1.39	(1.43)	N/A	(3.95)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 29, 2011.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$993.40	$7.55	$1,000.00	$1,017.35	$7.64	1.52%
Investor A	$1,000.00	$991.60	$8.74	$1,000.00	$1,016.16	$8.85	1.76%
Investor C	$1,000.00	$987.90	$12.49	$1,000.00	$1,012.37	$12.64	2.52%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	7

Fund Summary as of March 31, 2014	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Effective March 17, 2014, the Fund’s performance benchmarks changed from the S&P 500® Index and the Wilshire 5000 Modified Energy Equal Weighted Index, to solely the MSCI World Small and Mid-Cap Energy Index. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, all classes outperformed the MSCI World Small and Mid-Cap Energy Index but underperformed its former benchmarks, the S&P 500® Index and the Wilshire 5000 Modified Energy Equal Weighted Index. The following discussion of relative performance pertains to the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

•

Relative to the benchmark index, the Fund’s overweight in Cairn Energy PLC, a global oil & gas exploration & production company, detracted from performance as the company came under scrutiny from the Indian tax authority due to a matter relating to the initial public offering of their Indian subsidiary, Cairn India, in 2006. India’s tax authority cited retrospective legislation introduced in 2012 regarding the taxation of indirect transfers of Indian assets as the reason for the investigation. The Fund’s performance was also hurt by exposure to U.S. onshore exploration & production stocks that declined as investors took profits on these names following a period of their strong performance. In particular, holdings in Rosetta Resources, Inc., Gulfport Energy Corp. and Trilogy Energy Corp. detracted from returns.

•

Conversely, a position in Helmerich & Payne, Inc. a U.S. oil services company, contributed positively to performance. The company has benefited from the development of unconventional resources driving increased demand for onshore drilling rigs in the U.S. The Fund’s position in Clayton Williams Energy, Inc., a U.S.-based exploration & production company, buoyed performance after the firm posted strong third-quarter results and a positive operational update.

Describe recent portfolio activity.

•

During the six-month period, the Fund continued reducing positions in companies with coal exposure. Within the exploration & production space, the Fund initiated positions in Cimarex Energy Co. and RSP Permian, Inc., two North American companies. In the integrated space, the Fund initiated a position in Murphy Oil Corp.

Describe portfolio positioning at period end.

•

As of period end, the Fund was invested mostly in oil & gas exploration & production companies while maintaining underweight exposures in the oil services and refining & marketing segments. The investment advisor maintains caution on oil services given ongoing rhetoric from integrated oil & gas companies regarding their capital expenditure discipline.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Cimarex Energy Co.	5%
CONSOL Energy, Inc.	5
Helmerich & Payne, Inc.	4
Southwestern Energy Co.	4
EOG Resources, Inc.	4
Superior Energy Services, Inc.	4
AltaGas Ltd.	4
Cameron International Corp.	3
Pioneer Natural Resources Co.	3
Foster Wheeler AG	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	79%
Energy Equipment & Services	15
Construction & Engineering	6

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index, which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

[5]

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market Effective March 17, 2014, the Fund now uses this index as its benchmark rather than the S&P 500 Index® and the Wilshire 5000 Modified Energy Equal Weighted Index because management believes that this benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.00%	14.98%	N/A	16.57%	N/A	11.02%	N/A
Investor A	5.86	14.67	8.65%	16.17	14.93%	10.68	10.08%
Investor B	5.45	13.81	9.31	15.29	15.06	10.03	10.03
Investor C	5.46	13.79	12.79	15.31	15.31	9.88	9.88
S&P 500® Index	12.51	21.86	N/A	21.16	N/A	7.42	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	17.59	25.57	N/A	28.11	N/A	15.83	N/A
MSCI World Small and Mid-Cap Energy Index	4.97	10.38	N/A	20.48	N/A	12.56	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,060.00	$5.50	$1,000.00	$1,019.60	$5.39	1.07%
Investor A	$1,000.00	$1,058.60	$6.83	$1,000.00	$1,018.30	$6.69	1.33%
Investor B	$1,000.00	$1,054.50	$10.76	$1,000.00	$1,014.46	$10.55	2.10%
Investor C	$1,000.00	$1,054.60	$10.76	$1,000.00	$1,014.46	$10.55	2.10%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the BlackRock Energy & Resources Portfolio for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Energy & Resources Portfolio on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

10	BLACKROCK FUNDS	MARCH 31, 2014

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including forward foreign currency exchange contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	11

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 9.0%
Cameron International Corp. (a)	57,688	$3,563,388
Halliburton Co.	84,600	4,982,094
Schlumberger Ltd.	103,941	10,134,247

		18,679,729
Oil, Gas & Consumable Fuels — 89.0%
Anadarko Petroleum Corp.	112,500	9,535,500
BG Group PLC	338,900	6,326,988
BP PLC	1,251,235	10,053,675
Cairn Energy PLC (a)	509,200	1,417,997
Canadian Oil Sands Ltd.	81,704	1,713,899
Caracal Energy, Inc. (a)	282,000	1,631,362
Chevron Corp.	178,598	21,237,089
Cimarex Energy Co.	46,000	5,479,060
ConocoPhillips	189,700	13,345,395
CONSOL Energy, Inc.	62,530	2,498,073
Devon Energy Corp.	44,000	2,944,920
Enbridge, Inc.	62,500	2,838,648
EOG Resources, Inc.	40,770	7,997,851
Exxon Mobil Corp.	205,700	20,092,776
Imperial Oil Ltd.	54,000	2,514,627
Kosmos Energy Ltd. (a)	225,314	2,478,454
Murphy Oil Corp.	33,500	2,105,810
Noble Energy, Inc.	125,400	8,908,416
Oil Search Ltd.	616,287	4,837,476

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Phillips 66	55,200	$4,253,712
Pioneer Natural Resources Co.	11,100	2,077,254
Range Resources Corp.	59,700	4,953,309
Royal Dutch Shell PLC — ADR	258,300	18,871,398
Southwestern Energy Co. (a)	142,900	6,574,829
Statoil ASA	242,612	6,845,230
Total SA	95,000	6,253,369
TransCanada Corp.	138,900	6,313,636

		184,100,753
Total Long-Term Investments (Cost — $165,453,327) — 98.0%		202,780,482

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	4,560,360	4,560,360
Total Short-Term Securities (Cost — $4,560,360) — 2.2%		4,560,360
Total Investments (Cost — $170,013,687) — 100.2%		207,340,842
Liabilities in Excess of Other Assets — (0.2)%		(385,245)

Net Assets — 100.0%		$206,955,597

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	6,884,032	(2,323,672)	4,560,360	$1,094
BlackRock Liquidity Series, LLC, Money Market Series	$4,708,251	$(4,708,251)	—	$945

(c) Represents the current yield as of report date.

Portfolio Abbreviations
ADR American Depositary Receipts	MXN Mexican Peso	PLN Polish Zloty
CLP Chilean Peso	NVDR Non-Voting Depository Receipts	USD U.S. Dollar
GDR Global Depositary Receipts

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$18,679,729	—	—	$18,679,729
Oil, Gas & Consumable Fuels	148,366,018	$35,734,735	—	184,100,753
Short-Term Securities	4,560,360	—	—	4,560,360
Total	$171,606,107	$35,734,735	—	$207,340,842

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of March 31, 2014, foreign currency at value of $223,722 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	13

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 14.0%
Ambev SA — ADR (a)	9,441	$69,958
BB Seguridade Participacoes SA	8,732	95,863
CCR SA	19,410	147,906
EDP — Energias do Brasil SA	4,894	21,979
Itau Unibanco Holding SA — ADR	9,579	142,344
Mahle-Metal Leve SA Industria e Comercio	3,841	40,374
Marcopolo SA, Preference	10,361	20,777
Vale SA — ADR	5,252	72,635
Vale SA, Preference — ADR	3,532	43,973

		655,809
Cambodia — 0.9%
NagaCorp Ltd.	42,000	43,847
Chile — 1.6%
Banco de Chile — ADR	669	50,362
Cia Cervecerias Unidas SA — ADR	1,173	26,252

		76,614
China — 14.8%
Bank of China Ltd., H Shares	55,000	24,435
Beijing Capital International Airport Co. Ltd., H Shares	66,000	45,429
China Hongqiao Group Ltd.	134,000	84,793
China Merchants Holdings International Co. Ltd.	30,000	103,436
China Petroleum & Chemical Corp., H Shares	149,000	133,275
Great Wall Motor Co. Ltd., H Shares	4,500	22,670
Hengan International Group Co. Ltd.	6,500	67,480
Jiangsu Expressway Co. Ltd., H Shares	66,000	75,242
Sands China Ltd.	8,400	62,999
Want Want China Holdings Ltd.	33,000	49,372
Yashili International Holdings Ltd.	51,000	23,057

		692,188
Cyprus — 0.7%
Globaltrans Investment PLC — GDR	2,905	33,524
Czech Republic — 1.0%
Komercni Banka AS	201	48,030
India — 2.1%
Infosys Ltd. — ADR	1,279	69,296
Tata Motors Ltd. — ADR	761	26,947

		96,243
Indonesia — 2.6%
Bank Central Asia Tbk PT	62,801	58,983
Media Nusantara Citra Tbk PT	159,500	37,281
Semen Indonesia Persero Tbk PT	16,728	23,515

		119,779
Ireland — 1.1%
Dragon Oil PLC	5,396	50,961
Kazakhstan — 0.4%
Kcell JSC — GDR	1,523	20,865
Malaysia — 1.6%
DiGi.Com Bhd	45,600	75,330
Mexico — 10.0%
Bolsa Mexicana de Valores SAB de CV	23,508	46,420
Fibra Uno Administracion SA de CV	13,858	44,836

Common Stocks	Shares	Value
Mexico (concluded)
Fomento Economico Mexicano SAB de CV — ADR	343	$31,981
Grupo Aeroportuario del Pacifico SAB de CV, Class B	12,853	75,254
Grupo Aeroportuario del Sureste SAB de CV — ADR	397	48,688
Grupo Financiero Santander Mexico SAB de CV, Class B — ADR	3,534	43,433
Kimberly-Clark de Mexico SAB de CV, Class A	43,786	116,881
Mexico Real Estate Management SA de CV	31,780	59,931

		467,424
Peru — 1.6%
Credicorp Ltd.	558	76,959
Philippines — 4.9%
Alliance Global Group, Inc.	64,100	40,834
Philippine Long Distance Telephone Co.	375	22,828
Philippine Long Distance Telephone Co. — ADR	1,892	115,450
Robinsons Land Corp.	101,700	49,803

		228,915
Poland — 3.3%
Powszechny Zaklad Ubezpieczen SA	1,084	154,038
Portugal — 0.9%
Jeronimo Martins SGPS SA	2,519	42,271
Russia — 5.1%
Lukoil OAO — ADR	3,073	171,858
MMC Norilsk Nickel OJSC — ADR	2,644	44,287
Mobile Telesystems OJSC — ADR	1,336	23,367

		239,512
South Africa — 7.0%
FirstRand Ltd.	20,073	68,825
Life Healthcare Group Holdings Ltd.	13,360	48,815
Mr. Price Group Ltd.	4,313	64,463
Sanlam Ltd.	16,685	91,141
Sasol Ltd.	1,018	56,932

		330,176
South Korea — 4.0%
Grand Korea Leisure Co. Ltd.	1,520	62,657
Hyundai Motor Co., Preference	495	63,314
SK Telecom Co. Ltd.	184	37,341
SK Telecom Co. Ltd. — ADR	1,034	23,337

		186,649
Taiwan — 11.3%
Cleanaway Co. Ltd.	5,000	30,567
Delta Electronics, Inc.	11,000	68,126
Far EasTone Telecommunications Co. Ltd.	43,000	91,022
Mega Financial Holding Co. Ltd.	30,299	23,514
Quanta Computer, Inc.	12,000	32,354
Taiwan Cement Corp.	46,000	71,148
Taiwan Semiconductor Manufacturing Co. Ltd.	4,000	15,738
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	8,791	175,996
Tripod Technology Corp.	12,000	23,665

		532,130

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Thailand — 5.1%
Advanced Info Service PCL — NVDR	6,600	$46,094
Bangkok Expressway PCL — NVDR	20,500	20,885
BEC World PCL — NVDR	44,900	75,577
Kasikornbank PCL — NVDR	14,400	79,244
Siam City Cement PCL — NVDR	1,600	17,107

		238,907
Turkey — 2.2%
BIM Birlesik Magazalar AS	2,453	55,255
Turk Traktor ve Ziraat Makineleri AS	914	23,492
Turkiye Halk Bankasi AS	4,228	26,187

		104,934
Total Common Stocks — 96.2%		4,515,105

Participation Notes (a)
Qatar — 1.3%
Deutsche Bank AG (Qatar Electricity & Water Co.), due 4/14/17	1,277	60,321

Participation Notes (a)	Shares	Value
South Korea — 1.0%
Deutsche Bank AG (Hyundai Motor & Finance Co.), due 8/15/23	1,630	$47,011
Total Participation Notes — 2.3%		107,332
Total Long-Term Investments (Cost — $4,504,594) — 98.5%		4,622,437

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	68,894	68,894
Total Short-Term Securities (Cost — $68,894) — 1.4%		68,894
Total Investments (Cost — $4,573,488) — 99.9%		4,691,331
Other Assets Less Liabilities — 0.1%		2,890

Net Assets — 100.0%		$4,694,221

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	68,511	383	68,894	$34

(c)	Represents the current yield as of report date.

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	1,126,742	USD	84,649	JPMorgan Chase Bank N.A.	4/29/14	$1,462
MXN	1,167,170	USD	87,738	JPMorgan Chase Bank N.A.	4/29/14	1,463
PLN	269,760	USD	87,246	Citibank N.A.	4/29/14	1,800
PLN	196,240	USD	64,455	Deutsche Bank AG	4/29/14	322
USD	170,548	MXN	2,293,912	Citibank N.A.	4/29/14	(4,765)
USD	148,801	PLN	466,000	Morgan Stanley & Co. International PLC	4/29/14	(5,022)
USD	43,250	CLP	24,267,577	Citibank N.A.	5/28/14	(734)
USD	853	CLP	478,641	Citibank N.A.	5/28/14	(14)
Total						$(5,488)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	15

Schedule of Investments (continued)	BlackRock Emerging Markets Dividend Fund

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$655,809	—	—	$655,809
Cambodia	—	$43,847	—	43,847
Chile	76,614	—	—	76,614
China	—	692,188	—	692,188
Cyprus	33,524	—	—	33,524
Czech Republic	—	48,030	—	48,030
India	96,243	—	—	96,243
Indonesia	—	119,779	—	119,779
Ireland	—	50,961	—	50,961
Kazakhstan	20,865	—	—	20,865
Malaysia	—	75,330	—	75,330
Mexico	467,424	—	—	467,424
Peru	76,959	—	—	76,959
Philippines	115,450	113,465	—	228,915
Poland	—	154,038	—	154,038
Portugal	—	42,271	—	42,271
Russia	239,512	—	—	239,512
South Africa	—	330,176	—	330,176
South Korea	23,337	163,312	—	186,649
Taiwan	175,996	356,134	—	532,130
Thailand	—	238,907	—	238,907
Turkey	—	104,934	—	104,934
Participation Notes:
Qatar	—	60,321	—	60,321
South Korea	—	47,011	—	47,011
Short-Term Securities	68,894	—	—	68,894
Total	$2,050,627	$2,640,704	—	$4,691,331

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Emerging Markets Dividend Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$5,047	—	$5,047
Liabilities:
Foreign currency exchange contracts	—	(10,535)	—	(10,535)
Total	—	$(5,488)	—	$(5,488)

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of March 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$14,000	—	—	$14,000
Foreign currency at value	3,860	—	—	3,860
Total	$17,860	—	—	$17,860

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	17

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Commercial Services & Supplies — 0.0%
Republic Resources, Inc. (Acquired 7/18/97 to 2/24/99, cost $779,869) (a)(b)	28,750	—
Construction & Engineering — 5.8%
Foster Wheeler AG (b)	600,000	$19,452,000
KBR, Inc.	544,000	14,513,920

		33,965,920
Energy Equipment & Services — 11.7%
Cameron International Corp. (b)	330,000	20,384,100
Helmerich & Payne, Inc.	240,000	25,814,400
Poseidon Concepts Corp. (b)	35,081	18
Superior Energy Services, Inc.	738,257	22,708,785

		68,907,303
Machinery — 0.0%
Railpower Technologies Corp. (Acquired 4/26/04 to 6/17/04, cost $1,010,377) (a)(b)	360,600	—
Oil, Gas & Consumable Fuels — 82.1%
AltaGas Ltd.	506,500	20,754,817
Arch Coal, Inc.	1,384,800	6,674,736
Bellatrix Exploration Ltd. (b)	862,632	7,295,892
Cabot Oil & Gas Corp.	429,400	14,548,072
Cairn Energy PLC (b)	3,247,000	9,042,096
Canadian Oil Sands Ltd.	900,000	18,879,240
Caracal Energy, Inc. (b)	1,173,200	6,786,930
Carrizo Oil & Gas, Inc. (b)	301,500	16,118,190
Cimarex Energy Co.	235,010	27,992,041
CONSOL Energy, Inc.	689,200	27,533,540
Crocotta Energy, Inc. (b)	2,268,300	6,955,710
Denbury Resources, Inc.	887,338	14,552,343
EnQuest PLC (b)	5,414,000	11,199,018
EOG Resources, Inc.	118,400	23,226,528
EQT Corp.	171,744	16,654,016
Gulfport Energy Corp. (b)	126,135	8,978,289
Ithaca Energy, Inc. (b)	5,071,000	12,614,428
Kosmos Energy Ltd. (b)	1,761,588	19,377,468
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	727,608
Murphy Oil Corp.	190,000	11,943,400
Noble Energy, Inc.	272,000	19,322,880

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Oil Search Ltd.	2,400,000	$18,838,531
Painted Pony Petroleum Ltd. (b)	1,970,000	15,931,072
PDC Energy, Inc. (b)	203,800	12,688,588
Pioneer Natural Resources Co.	108,337	20,274,186
Range Resources Corp.	187,640	15,568,491
Rex Energy Corp. (b)	379,600	7,102,316
Rosetta Resources, Inc. (b)	373,400	17,392,972
RSP Permian, Inc. (b)	317,842	9,182,455
SM Energy Co.	210,000	14,970,900
Southwestern Energy Co. (b)	507,500	23,350,075
Stone Energy Corp. (b)	375,538	15,761,330
Tourmaline Oil Corp. (b)	154,420	7,299,855
TransGlobe Energy Corp. (b)	690,000	5,261,601

		484,799,614
Total Common Stocks — 99.6%		587,672,837

Warrants (c)
Oil, Gas & Consumable Fuels — 0.0%
Magnum Hunter Resources Corp. (Issued/Exercisable 10/15/13, 1 Share for 1 Warrant, Expires 4/15/16, Strike Price USD 8.50)	235,700	2
Total Warrants — 0.0%		2
Total Long-Term Investments (Cost — $451,474,985) — 99.6%		587,672,839

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	4,401,608	4,401,608
Total Short-Term Securities (Cost — $4,401,608) — 0.7%		4,401,608
Total Investments (Cost — $455,876,593) — 100.3%		592,074,447
Liabilities in Excess of Other Assets — (0.3)%		(1,863,820)

Net Assets — 100.0%		$590,210,627

Notes to Schedule of Investments

(a)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $727,608 and an original cost of $3,071,246, which was 0.2% of its net assets.

(b)	Non-income producing security.

(c)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(d)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Net Activity	Shares Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,345,070	(9,943,462)	4,401,608	$5,428

(e) Represents the current yield as of report date.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Construction & Engineering	$33,965,920	—	—	$33,965,920
Energy Equipment & Services	68,907,303	—	—	68,907,303
Oil, Gas & Consumable Fuels	444,992,361	$39,079,645	$727,608	484,799,614
Warrants	2	—	—	2
Short-Term Securities	4,401,608	—	—	4,401,608
Total	$552,267,194	$39,079,645	$727,608	$592,074,447

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	19

Statements of Assets and Liabilities

March 31, 2014 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Assets
Investments at value — unaffiliated[1]	$202,780,482	$4,622,437	$587,672,839
Investments at value — affiliated[2]	4,560,360	68,894	4,401,608
Cash	—	14,000	—
Foreign currency at value[3]	223,722	3,860	—
Investments sold receivable	—	44,462	—
Unrealized appreciation on forward foreign currency exchange contracts	—	5,047	—
Capital shares sold receivable	132,426	31	367,640
Dividends receivable — unaffiliated	111,461	15,977	147,302
Dividends receivable — affiliated	96	4	262
Receivable from Manager	1,846	20,885	585
Prepaid expenses	45,110	31,516	39,244

Total assets	207,855,503	4,827,113	592,629,480

Liabilities
Investments purchased payable	—	92,822	—
Unrealized depreciation on forward foreign currency exchange contracts	—	10,535	—
Capital shares redeemed payable	431,914	—	1,268,033
Transfer agent fees payable	156,254	897	390,242
Investment advisory fees payable	130,731	—	382,398
Service and distribution fees payable	81,981	654	169,082
Professional fees payable	29,242	17,687	35,772
Other affiliates payable	22,285	—	73,888
Officer’s and Trustees’ fees payable	2,595	396	5,434
Other accrued expenses payable	44,904	9,901	94,004

Total liabilities	899,906	132,892	2,418,853

Net Assets	$206,955,597	$4,694,221	$590,210,627

Net Assets Consist of
Paid-in capital	$229,614,429	$5,183,319	$562,395,431
Undistributed (distributions in excess of) net investment income (loss)	(27,557)	1,975	(10,605,199)
Accumulated net realized loss	(59,958,781)	(603,427)	(97,779,143)
Net unrealized appreciation/depreciation	37,327,506	112,354	136,199,538

Net Assets	$206,955,597	$4,694,221	$590,210,627

[1] Investments at cost — unaffiliated	$165,453,327	$4,504,594	$451,474,985
[2] Investments at cost — affiliated	$4,560,360	$68,894	$4,401,608
[3] Foreign currency at cost	$223,674	$3,853	—

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2014

Statements of Assets and Liabilities (concluded)

March 31, 2014 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Net Asset Value
Institutional
Net assets	$34,919,506	$2,684,370	$93,194,472

Shares outstanding[1]	2,194,031	309,629	2,353,233

Net asset value	$15.92	$8.67	$39.60

Service
Net assets	$1,938,373	—	—

Shares outstanding[1]	125,016	—	—

Net asset value	$15.50	—	—

Investor A
Net assets	$98,658,582	$1,597,099	$397,746,024

Shares outstanding[1]	6,374,413	184,972	11,588,182

Net asset value	$15.48	$8.63	$34.32

Investor B
Net assets	$6,292,918	—	$3,859,734

Shares outstanding[1]	428,646	—	154,586

Net asset value	$14.68	—	$24.97

Investor C
Net assets	$65,146,218	$412,752	$95,410,397

Shares outstanding[1]	4,428,420	48,089	3,854,879

Net asset value	$14.71	$8.58	$24.75

[1]	Unlimited shares authorized, $ 0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	21

Statements of Operations

Six Months Ended March 31, 2014 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

Investment Income
Dividends — unaffiliated	$2,181,959	$56,411	$1,216,475
Dividends — affiliated	1,094	34	5,428
Foreign taxes withheld	(134,759)	(6,030)	(55,564)
Other income — affiliated	26,012	894	982
Securities lending — affiliated — net	945	—	—

Total income	2,075,251	51,309	1,167,321

Expenses
Investment advisory	798,388	22,491	2,258,842
Service and distribution — class specific	503,916	3,433	1,021,707
Transfer agent — class specific	197,605	1,825	584,730
Administration	79,839	1,687	220,698
Registration	34,344	20,258	30,806
Professional	32,796	56,203	36,610
Administration — class specific	26,659	562	75,383
Printing	10,728	13,206	24,643
Custodian	6,906	5,041	17,797
Officer and Trustees	4,756	1,449	10,680
Miscellaneous	14,171	15,825	17,969
Recoupment of past waived fees — class specific	45	—	10,446

Total expenses	1,710,153	141,980	4,310,311
Less fees waived by Manager	(1,776)	(22,491)	(8,840)
Less administration fees waived	—	(1,687)	—
Less administration fees waived — class specific	(22,266)	(562)	(8,073)
Less transfer agent fees waived — class specific	(4,454)	(148)	(1,558)
Less transfer agent fees reimbursed — class specific	(16,580)	(1,624)	(6,894)
Less expenses reimbursed by Manager	—	(77,951)	—

Total expenses after fees waived and/or reimbursed	1,665,077	37,517	4,284,946

Net investment income (loss)	410,174	13,792	(3,117,625)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	39,737,357	(56,240)	101,674,592
Foreign currency transactions	(68,127)	710	24,087

	39,669,230	(55,530)	101,698,679

Net change in unrealized appreciation/depreciation on:
Investments	(30,657,031)	6,630	(65,330,177)
Foreign currency translations	273	(5,635)	1,533

	(30,656,758)	995	(65,328,644)

Total realized and unrealized gain (loss)	9,012,472	(54,535)	36,370,035

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,422,646	$(40,743)	$33,252,410

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2014

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income (loss)	$410,174	$240,598	$13,792	$70,383	$(3,117,625)	$(3,281,433)
Net realized gain (loss)	39,669,230	43,388,887	(55,530)	(367,588)	101,698,679	(122,591,564)
Net change in unrealized appreciation/depreciation	(30,656,758)	(17,065,324)	995	663,985	(65,328,644)	208,114,198

Net increase (decrease) in net assets resulting from operations	9,422,646	26,564,161	(40,743)	366,780	33,252,410	82,241,201

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(243,720)	(50,085)[1]	(62,421)	(35,294)[1]	—	—
Service	(7,889)	—	—	—	—	—
Investor A	(428,293)	—	(32,128)	(5,061)[1]	—	—
Investor C	—	—	(5,451)	(126)[1]	—	—
Return of capital:
Institutional	—	—	—	—	—	(195,831)[1]
Investor A	—	—	—	—	—	(591,849)[1]
Investor B	—	—	—	—	—	(10,822)[1]
Investor C	—	—	—	—	—	(201,151)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(679,902)	(50,085)	(100,000)	(40,481)	—	(999,653)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(23,095,487)	(320,389,090)	576,674	1,188,900	(81,909,914)	(343,987,639)

Net Assets
Total increase (decrease) in net assets	(14,352,743)	(293,875,014)	435,931	1,515,199	(48,657,504)	(262,746,091)
Beginning of period	221,308,340	515,183,354	4,258,290	2,743,091	638,868,131	901,614,222

End of period	$206,955,597	$221,308,340	$4,694,221	$4,258,290	$590,210,627	$638,868,131

Undistributed (distributions in excess of) net investment income (loss), end of period	$(27,557)	$242,171	$1,975	$88,183	$(10,605,199)	$(7,487,574)

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	23

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional						Service
	Six Months Ended March 31,	Year Ended September 30,					Six Months Ended March 31,	Year Ended September 30,
	2014						2014
	(Unaudited)	2013	2012	2011	2010	2009	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$15.28	$13.51	$12.14	$13.76	$12.46	$16.20	$14.87	$13.20	$11.90	$13.49	$12.24	$16.01

Net investment income (loss)[1]	0.08	0.06	0.05	0.01	0.02	0.02	0.04	0.02	0.00 [2]	(0.05)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.67	1.71	1.32	(1.51)[3]	1.38 [3]	(2.14)[3]	0.65	1.65	1.30	(1.47)[3]	1.35 [3]	(2.12)[3]

Net increase (decrease) from investment operations	0.75	1.77	1.37	(1.50)	1.40	(2.12)	0.69	1.67	1.30	(1.52)	1.32	(2.15)

Dividends and distributions from:
Net investment income	(0.11)	(0.00)[4,5]	—	(0.12)[4]	(0.10)[4]	—	(0.06)	—	—	(0.07)[4]	(0.07)[4]	—
Net realized gain	—	—	—	—	—	(1.62)[4]	—	—	—	—	—	(1.62)[4]

Total dividends and distributions	(0.11)	—	—	(0.12)	(0.10)	(1.62)	(0.06)	—	—	(0.07)	(0.07)	(1.62)

Net asset value, end of period	$15.92	$15.28	$13.51	$12.14	$13.76	$12.46	$15.50	$14.87	$13.20	$11.90	$13.49	$12.24

Total Investment Return[6]
Based on net asset value	4.92%[7]	13.13%	11.29%	(11.10)%[8]	11.32%[8]	(7.53)%[8]	4.63%[7]	12.65%	10.93%	(11.36)%[8]	10.79%[8]	(7.85)%[8]

Ratios to Average Net Assets
Total expenses	1.02%[9]	0.98%	0.95%	0.93%	0.94%	0.98%	1.38%[9]	1.34%	1.29%	1.27%	1.34%	1.54%

Total expenses excluding recoupment of past waived fees	1.02%[9]	0.98%	0.95%	0.91%	0.93%	0.97%	1.38%[9]	1.34%	1.29%	1.24%	1.27%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%[9]	0.96%	0.94%	0.93%	0.93%	0.93%	1.38%[9]	1.33%	1.29%	1.26%	1.34%	1.35%

Net investment income (loss)	0.99%[9]	0.49%	0.34%	0.03%	0.16%	0.17%	0.57%[9]	0.17%	0.00%	(0.30)%	(0.25)%	(0.26)%

Supplemental Data
Net assets, end of period (000)	$34,920	$35,726	$272,779	$400,269	$420,071	$328,434	$1,938	$2,298	$3,828	$4,816	$4,231	$3,426

Portfolio turnover	54%	28%	19%	22%	38%	22%	54%	28%	19%	22%	38%	22%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A						Investor B
	Six Months Ended March 31,	Year Ended September 30,					Six Months Ended March 31,	Year Ended September 30,
	2014						2014
	(Unaudited)	2013	2012	2011	2010	2009	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$14.85	$13.19	$11.90	$13.50	$12.24	$16.01	$14.08	$12.59	$11.45	$13.03	$11.84	$15.68

Net investment income (loss)[1]	0.04	0.02	(0.01)	(0.06)	(0.03)	(0.02)	(0.01)	(0.08)	(0.11)	(0.18)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	0.65	1.64	1.30	(1.47)[2]	1.35 [2]	(2.13)[2]	0.61	1.57	1.25	(1.40)[2]	1.32 [2]	(2.13)[2]

Net increase (decrease) from investment operations	0.69	1.66	1.29	(1.53)	1.32	(2.15)	0.60	1.49	1.14	(1.58)	1.19	(2.22)

Dividends and distributions from:
Net investment income	(0.06)	—	—	(0.07)[3]	(0.06)[3]	—	—	—	—	—	—	—
Net realized gain	—	—	—	—	—	(1.62)[3]	—	—	—	—	—	(1.62)[3]

Total dividends and distributions	(0.06)	—	—	(0.07)	(0.06)	(1.62)	—	—	—	—	—	(1.62)

Net asset value, end of period	$15.48	$14.85	$13.19	$11.90	$13.50	$12.24	$14.68	$14.08	$12.59	$11.45	$13.03	$11.84

Total Investment Return[4]
Based on net asset value	4.69%[5]	12.59%	10.84%	(11.46)%[6]	10.84%[6]	(7.85)%[6]	4.26%[5]	11.84%	9.96%	(12.13)%[6]	10.05%[6]	(8.56)%[6]

Ratios to Average Net Assets
Total expenses	1.40%[7]	1.39%	1.35%	1.35%	1.34%	1.48%	2.39%[7]	2.28%	2.20%	2.11%	2.17%	2.35%

Total expenses excluding recoupment of past waived fees	1.40%[7]	1.37%	1.35%	1.28%	1.32%	1.45%	2.39%[7]	2.28%	2.19%	2.09%	2.16%	2.33%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.38%[7]	1.37%	1.34%	1.34%	1.34%	1.34%	2.10%[7]	2.10%	2.10%	2.10%	2.10%	2.06%

Net investment income (loss)	0.57%[7]	0.12%	(0.09)%	(0.38)%	(0.25)%	(0.25)%	(0.16)%[7]	(0.60)%	(0.83)%	(1.15)%	(1.03)%	(0.95)%

Supplemental Data
Net assets, end of period (000)	$98,659	$103,388	$137,765	$187,017	$207,523	$178,364	$6,293	$9,802	$15,162	$18,872	$27,113	$30,873

Portfolio turnover	54%	28%	19%	22%	38%	22%	54%	28%	19%	22%	38%	22%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.005 per share.

3	Determined in accordance with federal income tax regulations.

4	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	25

Financial Highlights (concluded)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2014	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.10	$12.62	$11.47	$13.04	$11.85	$15.69

Net investment loss[1]	(0.01)	(0.07)	(0.10)	(0.17)	(0.13)	(0.09)
Net realized and unrealized gain (loss)	0.62	1.55	1.25	(1.40)[2]	1.32 [2]	(2.13)[2]

Net increase (decrease) from investment operations	0.61	1.48	1.15	(1.57)	1.19	(2.22)

Distributions from net realized gain	—	—	—	—	—	(1.62)[3]

Net asset value, end of period	$14.71	$14.10	$12.62	$11.47	$13.04	$11.85

Total Investment Return[4]
Based on net asset value	4.33%[5]	11.73%	10.03%	(12.04)%[6]	10.04%[6]	(8.54)%[6]

Ratios to Average Net Assets
Total expenses	2.13%[7]	2.12%	2.08%	2.05%	2.08%	2.23%

Total expenses excluding recoupment of past waived fees	2.13%[7]	2.12%	2.08%	2.03%	2.08%	2.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[7]	2.09%	2.07%	2.04%	2.08%	2.05%

Net investment loss	(0.15)%[7]	(0.59)%	(0.79)%	(1.08)%	(1.00)%	(0.95)%

Supplemental Data
Net assets, end of period (000)	$65,146	$70,094	$85,649	$99,433	$116,401	$113,347

Portfolio turnover	54%	28%	19%	22%	38%	22%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights	BlackRock Emerging Markets Dividend Fund

	Institutional				Investor A				Investor C
	Six Months Ended March 31,	Year Ended		Period April 29, 2011[1] to	Six Months Ended March 31,	Year Ended		Period April 29, 2011[1] to	Six Months Ended March 31,	Year Ended		Period April 1 29, 2011[1] to
	2014	September 30,		September	2014	September 30,		September	2014	September 30,		September
	(Unaudited)	2013	2012	30, 2011	(Unaudited)	2013	2012	30, 2011	(Unaudited)	2013	2012	30, 2011
Per Share Operating Performance
Net asset value, beginning of period.	$8.93	$7.79	$6.90	$10.00	$8.89	$7.77	$6.89	$10.00	$8.84	$7.72	$6.87	$10.00

Net investment income[2]	0.03	0.15	0.12	0.13	0.02	0.21	0.18	0.09	(0.01)	0.20	0.05	0.09
Net realized and unrealized gain (loss)	(0.09)	1.11	0.89	(3.23)	(0.09)	1.02	0.82	(3.20)	(0.10)	0.95	0.90	(3.22)

Net increase (decrease) from investment operations	(0.06)	1.26	1.01	(3.10)	(0.07)	1.23	1.00	(3.11)	(0.11)	1.15	0.95	(3.13)

Dividends from net investment income	(0.20)	(0.12)[3]	(0.12)[3]	—	(0.19)	(0.11)[3]	(0.12)[3]	—	(0.15)	(0.03)[3]	(0.10)[3]	—

Net asset value, end of period	$8.67	$8.93	$7.79	$6.90	$8.63	$8.89	$7.77	$6.89	$8.58	$8.84	$7.72	$6.87

Total Investment Return[4]
Based on net asset value	(0.66)%[5]	16.15%[6]	14.82%	(31.00)%[5]	(0.84)%[5]	15.82%[6]	14.64%	(31.10)%[5]	(1.21)%[5]	14.95%[6]	13.95%	(31.30)%[5]

Ratios to Average Net Assets
Total expenses	6.10%[7]	7.54%	13.05%	9.67%[7,8]	6.48%[7]	8.33%	14.41%	12.18%[7,8]	7.36%[7]	9.53%	14.94%	11.73%[7,8]

Total expenses after fees waived and/or reimbursed	1.52%[7]	1.63%	1.65%	1.65%[7]	1.76%[7]	1.87%	1.90%	1.90%[7]	2.52%[7]	2.61%	2.65%	2.65%[7]

Net investment income	0.74%[7]	1.71%	1.55%	3.39%[7]	0.54%[7]	2.44%	2.24%	2.47%[7]	(0.14)%[7]	2.33%	0.60%	2.30%[7]

Supplemental Data
Net assets, end of period (000)	$2,684	$2,736	$2,355	$2,049	$1,597	$1,308	$360	$51	$413	$214	$28	$19

Portfolio turnover	38%	150%	40%	14%	38%	150%	40%	14%	38%	150%	40%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%, 15.43% and 14.56% for the Institutional, Investor A and Investor C Shares, respectively.

[7]	Annualized.

[8]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.81%, 18.86% and 16.54%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	27

Financial Highlights	BlackRock Energy & Resources Portfolio

	Institutional						Investor A
	Six Months Ended March 31,	Year Ended September 30,					Six Months Ended March 31,	Year Ended September 30,
	2014						2014
	(Unaudited)	2013	2012	2011	2010	2009	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$37.36	$32.87	$31.70	$34.98	$32.61	$51.31	$32.42	$28.62	$27.73	$30.63	$28.67	$47.29

Net investment income (loss)[1]	(0.13)	(0.04)	(0.16)	(0.08)	0.05	(0.07)	(0.16)	(0.11)	(0.24)	(0.20)	(0.12)	(0.13)
Net realized and unrealized gain (loss)	2.37	4.56	2.79	(2.68)	2.31	(9.60)	2.06	3.94	2.46	(2.34)	2.08	(9.46)

Net increase (decrease) from investment operations	2.24	4.52	2.63	(2.76)	2.36	(9.67)	1.90	3.83	2.22	(2.54)	1.96	(9.59)

Dividends and distributions from:
Net investment income	—	—	(0.25)[2]	(0.52)[2]	—	—	—	—	(0.17)[2]	(0.36)[2]	—	—
Return of capital	—	(0.03)[2]	(0.47)[2]	—	—	—	—	(0.03)[2]	(0.42)[2]	—	—	—
Net realized gain	—	—	(0.74)[2]	—	—	(9.04)[2]	—	—	(0.74)[2]	—	—	(9.04)[2]

Total dividends and distributions	—	(0.03)	(1.46)	(0.52)	—	(9.04)	—	(0.03)	(1.33)	(0.36)	—	(9.04)

Redemption fees added to paid-in capital	—	—	—	0.003	0.01	0.01	—	—	—	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$39.60	$37.36	$32.87	$31.70	$34.98	$32.61	$34.32	$32.42	$28.62	$27.73	$30.63	$28.67

Total Investment Return[4]
Based on net asset value	6.00%[5]	13.78%	7.76%	(8.28)%	7.27%[6,7]	(7.64)%[8,9]	5.86%[5]	13.42%	7.41%	(8.61)%	6.84%[10,11]	(8.20)%[7,12]

Ratios to Average Net Assets
Total expenses	1.09%[13]	1.04%	0.99%	0.93%	0.97%	1.00%	1.34%[13]	1.34%	1.34%	1.28%	1.35%	1.40%

Total expenses excluding recoupment of past waived fees.	1.09%[13]	1.03%	0.99%	0.93%	0.97%	0.98%	1.34%[13]	1.33%	1.33%	1.26%	1.31%	1.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.07%[13]	1.03%	0.99%	0.92%	0.97%	0.99%	1.33%[13]	1.34%	1.34%	1.27%	1.35%	1.31%

Net investment income (loss)	(0.68)%[13]	(0.11)%	(0.44)%	(0.18)%	0.13%	(0.25)%	(0.95)%[13]	(0.38)%	(0.77)%	(0.52)%	(0.39)%	(0.55)%

Supplemental Data
Net assets, end of period (000)	$93,195	$105,317	$222,034	$306,403	$274,009	$134,187	$397,746	$425,568	$539,085	$632,030	$644,786	$636,437

Portfolio turnover	41%	33%	15%	40%	16%	25%	41%	33%	15%	40%	16%	25%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.20%.

[7]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (7.66)%.

[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

[1][0]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 6.77%.

[11]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[12]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.23)%.

[13]	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2014	Year Ended September 30,					Six Months Ended March 31, 2014	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$23.68	$21.07	$20.65	$22.86	$21.56	$39.68	$23.47	$20.88	$20.55	$22.81	$21.51	$39.61

Net investment loss[1]	(0.20)	(0.25)	(0.36)	(0.38)	(0.27)	(0.22)	(0.20)	(0.24)	(0.34)	(0.37)	(0.24)	(0.22)
Net realized and unrealized gain (loss)	1.49	2.89	1.87	(1.73)	1.57	(8.87)	1.48	2.86	1.84	(1.69)	1.54	(8.85)

Net increase (decrease) from investment operations	1.29	2.64	1.51	(2.11)	1.30	(9.09)	1.28	2.62	1.50	(2.06)	1.30	(9.07)

Dividends and distributions from:
Net investment income	—	—	(0.06)[2]	(0.10)[2]	—	—	—	—	(0.09)[2]	(0.20)[2]	—	—
Return of capital	—	(0.03)[2]	(0.29)[2]	—	—	—	—	(0.03)[2]	(0.34)[2]	—	—	—
Net realized gain	—	—	(0.74)[2]	—	—	(9.04)[2]	—	—	(0.74)[2]	—	—	(9.04)[2]

Total dividends and distributions	—	(0.03)	(1.09)	(0.10)	—	(9.04)	—	(0.03)	(1.17)	(0.20)	—	(9.04)

Redemption fees added to paid-in capital	—	—	—	0.00 [3]	0.00 [3]	0.01	—	—	—	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$24.97	$23.68	$21.07	$20.65	$22.86	$21.56	$24.75	$23.47	$20.88	$20.55	$22.81	$21.51

Total Investment Return[4]
Based on net asset value	5.45%[5]	12.57%	6.63%	(9.33)%	6.03%[6,7]	(8.74)%[8,9]	5.46%[5]	12.59%	6.57%	(9.25)%	6.04%[7,10]	(8.68)%[9,11]

Ratios to Average Net Assets
Total expenses	2.41%[12]	2.31%	2.16%	2.07%	2.10%	2.25%	2.11%[12]	2.10%	2.07%	2.04%	2.06%	2.16%

Total expenses excluding recoupment of past waived fees	2.41%[12]	2.30%	2.16%	2.03%	2.10%	2.23%	2.09%[12]	2.10%	2.07%	1.99%	2.05%	2.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.10%[12]	2.10%	2.10%	2.07%	2.09%	2.05%	2.10%[12]	2.09%	2.07%	2.03%	2.05%	2.05%

Net investment loss	(1.71)%[12]	(1.15)%	(1.56)%	(1.31)%	(1.17)%	(1.28)%	(1.71)%[12]	(1.12)%	(1.50)%	(1.29)%	(1.07)%	(1.29)%

Supplemental Data
Net assets, end of period (000)	$3,860	$4,576	$7,687	$16,450	$25,633	$34,218	$95,410	$103,407	$132,808	$146,186	$142,490	$129,556

Portfolio turnover	41%	33%	15%	40%	16%	25%	41%	33%	15%	40%	16%	25%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.94%.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.77)%.

[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.95%.

[11]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.71)%.

[12]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	29

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Emerging Markets Dividend Fund (“Emerging Markets Dividend”) and BlackRock Energy & Resources Portfolio (“Energy & Resources”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified; however, Emerging Markets Dividend intends to operate as a diversified fund.

Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”)

is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants

30	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain

(loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carry-forwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

BLACKROCK FUNDS	MARCH 31, 2014	31

Notes to Financial Statements (continued)

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on All-Cap Energy & Resources’ and Energy & Resources’ U.S. federal tax returns remains open for each of the four years ended Sep-tember 30, 2013. The statute of limitations on Emerging Markets Dividend’s U.S. federal tax returns remains open for the period ended Sep-tember 30, 2011 and the two years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Emerging Markets Dividend may invest in P-Notes. P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Emerging Markets Dividend a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Emerging Markets Dividend to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Emerging Markets Dividend the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Emerging Markets Dividend as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Emerging Markets Dividend must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Emerging Markets Dividend since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of March 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the

32	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

Emerging Markets Dividend engages in various portfolio investment strategies using derivative contracts both to increase the returns of Emerging Markets Dividend and/or to economically hedge its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Emerging Markets Dividend enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Emerging Markets Dividend, help to manage the overall exposure to the currencies in which some of the investments held by Emerging Markets Dividend are denominated. The contract is marked-to-market daily and the change in market value is recorded by Emerging Markets Dividend as an unrealized gain or loss. When the contract is closed, Emerging Markets Dividend records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of Emerging Markets Dividend’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivative Assets
	Statements of Assets and Liabilities Location	Value
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$5,047

	Derivative Liabilities
	Statements of Assets and Liabilities Location	Value
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$10,535

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2014
Net Realized Gain From
Foreign currency exchange contracts:
Foreign currency transactions	$3,092

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$(5,488)

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	3
Average number of contracts - USD sold	2
Average USD amounts purchased	$213,972
Average USD amounts sold	$162,044

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between Emerging Markets Dividend and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, Emerging Markets Dividend may, under certain circumstances, offset with the counter- party certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event Emerging Markets Dividend’s net assets decline by a stated percentage or Emerging Markets Dividend fails to meet the terms of its ISDA Master Agreements, which would cause Emerging Markets Dividend to accelerate payment of any net liability owed to the counterparty.

BLACKROCK FUNDS	MARCH 31, 2014	33

Notes to Financial Statements (continued)

At March 31, 2014, Emerging Markets Dividend’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$5,047	$10,535

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$5,047	$10,535

The following tables present Emerging Markets Dividend’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by Emerging Markets Dividend as of March 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A.	$1,800	$(1,800)	—	—	—
Deutsche Bank AG	322	—	—	—	$322
JPMorgan Chase Bank N.A.	2,925	—	—	—	2,925

Total	$5,047	$(1,800)	—	—	$3,247

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$5,513	$(1,800)	—	—	$3,713
Morgan Stanley & Co. International PLC	5,022	—	—	—	5,022

Total	$10,535	$(1,800)	—	—	$8,735

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund, except Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion - $2 Billion	0.700%
$2 Billion - $3 Billion	0.675%
Greater than $3 Billion	0.650%

Emerging Markets Dividend pays the Manager a monthly fee based on a percentage of its average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion - $3 Billion	0.94%
$3 Billion - $5 Billion	0.90%
$5 Billion - $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2014, the amounts waived were as follows:

All-Cap Energy & Resources	$1,776
Emerging Markets Dividend	$58
Energy & Resources	$8,840

The Manager, on behalf of each Fund, entered into sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee

34	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Service	$2,580	—	—
Investor A	126,390	$1,867	$508,287
Investor B	40,892	—	20,693
Investor C	334,054	1,566	492,727

Total	$503,916	$3,433	$1,021,707

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2014, the Funds paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	All-Cap Energy & Resources	Energy & Resources
Investor A	—	$114
Investor C	$6	20

Total	$6	$134

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of

Fund shares. For the six months ended March 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Institutional	$486	$62	$946
Investor A	7,411	61	18,834
Investor B	1,425	—	1,063
Investor C	1,811	25	2,335

Total	$11,133	$148	$23,178

For the six months ended March 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Institutional	$13,517	$605	$89,132
Service	1,918	—	—
Investor A	103,433	975	390,851
Investor B	17,934	—	10,562
Investor C	60,803	245	94,185

Total	$197,605	$1,825	$584,730

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended March 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of

BLACKROCK FUNDS	MARCH 31, 2014	35

Notes to Financial Statements (continued)

Operations:

All-Cap Energy & Resources	$73,093
Emerging Markets Dividend	$562
Energy & Resources	$212,710

For the six months ended March 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Institutional	$4,388	$336	$11,719
Service	258	—	—
Investor A	12,640	187	50,829
Investor B	1,022	—	517
Investor C	8,351	39	12,318

Total	$26,659	$562	$75,383

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources	Emerging Dividend Markets	Energy & Resources
BlackRock	0.92%[1]	N/A	N/A
Institutional	0.96%	1.50%	1.07%
Service	1.38%	N/A	1.38%[1]
Investor A	1.38%	1.75%	1.38%
Investor B	2.10%	N/A	2.10%
Investor C	2.10%	2.50%	2.10%
Class R	1.83%[1]	N/A	1.94%[1]

[1]	There were no shares outstanding as of March 31, 2014.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2014 unless approved by the Board, including a majority of the Independent Trustees.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by Manager, respectively, in the Statements of Operations. For the six months ended March 31, 2014, the Manager waived $22,433 of investment advisory fees for Emerging Markets Dividend, which is included in fees waived by Manager.

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Institutional	$4,388	$336	$6,141
Service	55	—	—
Investor A	9,094	187	—
Investor B	1,022	—	517
Investor C	7,707	39	1,415

Total	$22,266	$562	$8,073

Transfer Agent Fees Waived
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Institutional	$486	$62	$495
Investor A	1,489	61	—
Investor B	1,425	—	1,063
Investor C	1,054	25	—

Total	$4,454	$148	$1,558

Transfer Agent Fees Reimbursed
	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Institutional	$6,100	$517	$2,173
Service	10	—	—
Investor A	6	897	—
Investor B	9,239	—	4,721
Investor C	1,225	210	—

Total	$16,580	$1,624	$6,894

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

36	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

For the six months ended March 31, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	All-Cap Energy & Resources	Energy & Resources
Institutional	—	$1,566
Service	$12	—
Investor A	33	74
Investor B	—	—
Investor C	—	8,806

Total	$45	$10,446

On March 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015	2016
All-Cap Energy & Resources
Fund Level	—	$406	—
Institutional	$8,691	$25,585	$10,974
Service	—	—	$65
Investor A	—	$15,689	$10,589
Investor B	$17,006	$22,079	$11,686
Investor C	—	$22,395	$9,986
Emerging Markets Dividend
Fund Level	$291,902	$221,737	$102,071
Institutional	$741	$1,750	$915
Investor A	$592	$1,610	$1,145
Investor C	$235	$461	$274
Energy & Resources
Institutional	—	—	$8,809
Investor B	$8,328	$11,644	$6,301
Investor C	—	$1,034	$1,415

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$2,906
Emerging Markets Dividend	$209
Energy & Resources	$9,229

For the six months ended March 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	—	$1,700	$578
Emerging Markets Dividend	—	—	$26
Energy & Resources	$7,020	$2,957	$593

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan

(the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1,2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective February 1, 2014, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund, if any, is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2014, All-Cap Energy & Resources paid BIM $509 for securities lending agent services.

The Funds recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2014, the purchase and sale transaction with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$3,167,071	$2,520,785
Energy & Resources	$12,411,058	—

BLACKROCK FUNDS	MARCH 31, 2014	37

Notes to Financial Statements (continued)

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$113,320,427	$134,701,283
Emerging Markets Dividend	$2,193,878	$1,627,164
Energy & Resources	$241,980,938	$318,173,885

7. Income Tax Information:

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
2018	$98,676,572	—	—
2019	—	$18,788	—
No expiration date[1]	—	510,449	$100,034,290

Total	$98,676,572	$529,237	$100,034,290

[1]	Must be utilized prior to losses subject to expiration.

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$171,402,546	$4,592,148	$457,154,570

Gross unrealized appreciation	$36,917,014	$284,284	$160,083,819
Gross unrealized depreciation	(978,718)	(185,101)	(25,163,942)

Net unrealized appreciation	$35,938,296	$99,183	$134,919,877

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended March 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2014, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2014, Emerging Markets Dividend had the following industry classifications:

Industry
Banks	12%
Transportation Infrastructure	11
Wireless Telecommunication Services	10
Oil, Gas & Consumable Fuels	9
Insurance	7
Metals & Mining	5
Other[1]	46

[1]	All other industries held were each less than 5% of long-term investments.

38	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	222,750	$3,449,999	609,736	$8,327,536
Shares issued in reinvestment of dividends	15,019	229,181	3,624	48,053
Shares redeemed	(381,906)	(5,913,974)	(18,459,698)	(251,072,170)

Net decrease	(144,137)	$(2,234,794)	(17,846,338)	$(242,696,581)

Service
Shares sold	7,071	$104,560	11,893	$160,737
Shares issued in reinvestment of dividends	521	7,757	—	—
Shares redeemed	(37,100)	(559,027)	(147,367)	(1,963,145)

Net decrease	(29,508)	$(446,710)	(135,474)	$(1,802,408)

Investor A
Shares sold and automatic conversion of shares	521,601	$7,872,618	857,797	$11,617,915
Shares issued in reinvestment of dividends	28,029	416,519	—	—
Shares redeemed	(1,137,260)	(17,146,066)	(4,341,334)	(57,971,504)

Net decrease	(587,630)	$(8,856,929)	(3,483,537)	$(46,353,589)

Investor B
Shares sold	2,497	$36,039	4,373	$53,854
Shares redeemed and automatic conversion of shares	(270,212)	(3,853,782)	(512,064)	(6,549,791)

Net decrease	(267,715)	$(3,817,743)	(507,691)	$(6,495,937)

Investor C
Shares sold	106,515	$1,528,906	247,719	$3,143,188
Shares redeemed	(647,546)	(9,268,217)	(2,067,037)	(26,183,763)

Net decrease	(541,031)	$(7,739,311)	(1,819,318)	$(23,040,575)

Total Net Decrease	(1,570,021)	$(23,095,487)	(23,792,358)	$(320,389,090)

Emerging Markets Dividend Fund
Institutional
Shares sold	4,163	$36,457	154,817	$1,426,951
Shares issued in reinvestment of dividends	277	2,415	83	736
Shares redeemed	(1,060)	(8,880)	(150,829)	(1,349,152)

Net increase	3,380	$29,992	4,071	$78,535

Investor A
Shares sold	66,504	$591,862	161,369	$1,438,208
Shares issued in reinvestment of dividends	3,159	27,452	392	3,443
Shares redeemed	(31,741)	(277,904)	(61,010)	(519,642)

Net increase	37,922	$341,410	100,751	$922,009

BLACKROCK FUNDS	MARCH 31, 2014	39

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Emerging Market Dividend (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	24,164	$207,938	26,270	$236,210
Shares issued in reinvestment of dividends	594	5,142	7	58
Shares redeemed	(895)	(7,808)	(5,685)	(47,912)

Net increase	23,863	$205,272	20,592	$188,356

Total Net Increase	65,165	$576,674	125,414	$1,188,900

Energy & Resources
Institutional
Shares sold	252,371	$9,646,944	742,386	$25,044,510
Shares issued in reinvestment of distributions	—	—	4,497	146,688
Shares redeemed	(718,172)	(27,203,430)	(4,681,998)	(157,551,585)

Net decrease	(465,801)	$(17,556,486)	(3,935,115)	$(132,360,387)

Investor A
Shares sold and automatic conversion of shares	662,741	$21,799,405	1,979,712	$58,200,723
Shares issued in reinvestment of distributions	—	—	20,430	579,797
Shares redeemed	(2,200,316)	(72,194,162)	(7,709,607)	(225,348,532)

Net decrease	(1,537,575)	$(50,394,757)	(5,709,465)	$(166,568,012)

Investor B
Shares sold	1,211	$28,544	2,873	$60,212
Shares issued in reinvestment of distributions	—	—	501	10,444
Shares redeemed and automatic conversion of shares	(39,906)	(955,664)	(174,940)	(3,737,657)

Net decrease	(38,695)	$(927,120)	(171,566)	$(3,667,001)

Investor C
Shares sold	119,713	$2,857,113	423,372	$9,011,500
Shares issued in reinvestment of distributions	—	—	9,345	193,162
Shares redeemed	(670,821)	(15,888,664)	(2,385,985)	(50,596,901)

Net decrease	(551,108)	$(13,031,551)	(1,953,268)	$(41,392,239)

Total Net Decrease	(2,593,179)	$(81,909,914)	(11,769,414)	$(343,987,639)

At March 31, 2014, shares owned by affiliates of Emerging Markets Dividend were as follows:

Shares
Institutional	296,000
Investor A	2,000
Investor C	2,000

40	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK FUNDS	MARCH 31, 2014	41

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock International Limited

Edinburgh, EH3 8BL, United Kingdom

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

42	BLACKROCK FUNDS	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2014	43

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

44	BLACKROCK FUNDS	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Long/Short Equity Fund	BlackRock Natural Resources Trust
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Real Estate Securities Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000® Index Fund
BlackRock Commodity Strategies Fund	BlackRock International Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Disciplined Small Cap Core Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Emerging Markets Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Index Fund
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Equity Dividend Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock EuroFund	BlackRock Latin America Fund
BlackRock Flexible Equity Fund	BlackRock Long-Horizon Equity Fund
BlackRock Focus Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Dividend Portfolio	BlackRock Mid-Cap Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Emerging Markets Flexible Dynamic Bond Portfolio	BlackRock Short Obligations Fund
BlackRock Core Bond Portfolio	BlackRock Floating Rate Income Portfolio	BlackRock Short-Term Treasury Fund
BlackRock CoreAlpha Bond Fund	BlackRock Global Long/Short Credit Fund	BlackRock Strategic Income Opportunities Portfolio
BlackRock CoRI Funds	BlackRock GNMA Portfolio	BlackRock Total Return Fund
2015	BlackRock High Yield Bond Portfolio	BlackRock U.S. Government Bond Portfolio
2017	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Mortgage Portfolio
2019	BlackRock Investment Grade Bond Portfolio	BlackRock Ultra-Short Obligations Fund
2021	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
2023	BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New York Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2014	45

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Allcap-3/14-SAR

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„   BlackRock Flexible Equity Fund

„   BlackRock Mid-Cap Growth Equity Portfolio

„   BlackRock Small Cap Growth Equity Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	BlackRock Flexible Equity Fund

Investment Objective

BlackRock Flexible Equity Fund’s (the “Fund”) investment objective is to seek to achieve long-term total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund underperformed its benchmark, the S&P 500® Index.

What factors influenced performance?

•

During the period, stock selection, particularly within the industrials sector, weighed heavily on relative returns. In particular, a significant position in Japan Airlines Co. Ltd. and a smaller position in WestJet Airlines Ltd. both posted double-digit declines after experiencing strong gains during the prior reporting period. Concerns surrounding runway access at one of Japan’s primary airports coupled with a weakening yen contributed to stock price weakness. Additionally, in a strong equity market, allocations to cash, precious metals and a short position in Russell 2000® Index futures underperformed relative to the market, but also limited the Fund’s beta (sensitivity) to the broader equity market, detracting from relative returns. An underweight in health care, the top-performing sector in the benchmark index, also proved costly.

•

The Fund ended the period with an approximate 10% weighting in cash, which created a drag on relative performance. Despite creating a headwind for the Fund in a rapidly rising equity market, cash plays an important strategic role within the Fund on a structural and shorter-term strategic basis. On a structural basis, the Fund holds cash to preserve the ability to fund high-conviction ideas without having to sell other positions. On a strategic basis, cash accumulated in the Fund as a result of trimming several positions that neared their price targets while new opportunities were scarce given the level of market valuations.

•	Conversely, stock selection within the information technology sector, led by gains in one of the Fund’s top holdings, Google, Inc., made the largest positive impact on performance during the period. The internet search provider rallied substantially in the fourth quarter on strong revenue growth driven by rising mobile advertising revenue. Additionally, select consumer discretionary holdings, such as Expedia Inc. and educational publisher Houghton Mifflin Harcourt, also made positive contributions to returns.

Describe recent portfolio activity.

•

During the six-month period, substantial changes were made in terms of holdings and overall structure. The investment advisor took advantage of market strength in the fourth quarter of 2013 and early first quarter of 2014 to take profits in many of the top-performing holdings across the Fund such as Google, Inc., Visa, Inc. and Vodafone Group PLC. Additionally, the Fund eliminated its exposure to silver and redeployed those proceeds into its existing gold position. Proceeds from sales were primarily directed toward several new, high-conviction positions that are classified as consumer discretionary stocks, but represent unique investment insights across a variety of non-related industries including publishing, automobile manufacturing and broadcasters. The Fund’s index short positions and cash position were also augmented.

Describe portfolio positioning at period end.

•

At period end, the Fund held substantial exposure to non-equity assets in the forms of cash and gold. Relative to the S&P 500 Index, the Fund was overweight in consumer discretionary, driven largely by exposures to broadcasters and automobile manufacturers. In contrast, the Fund was intentionally underweight in consumer staples, health care and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Japan Airlines Co. Ltd.	8%
American International Group, Inc.	7
SPDR Gold Trust	6
UnitedHealth Group, Inc.	6
General Motors Co.	6
Sinclair Broadcast Group, Inc., Class A	6
Houghton Mifflin Harcourt Co.	5
Fidelity National Financial, Inc., Class A	4
Nexstar Broadcasting Group, Inc., Class A	4
Suncor Energy, Inc.	4

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	25%
Financials	16
Information Technology	15
Industrials	11
Energy	10
Investment Companies	9
Health Care	8
Telecommunication Services	4
Consumer Staples	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Flexible Equity Fund

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and equity-like securities and instruments with similar economic characteristics. The Fund seeks to invest in securities issued by North American companies. The Fund may invest in companies of any market capitalization size, style, or sector. The Fund’s total return prior to July 31, 2012 are the returns of the Fund when it followed a different investment strategy.

[3]

This total return unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	6.12%	13.22%	N/A	18.77%	N/A	7.55%	N/A
Service	5.89	12.84	N/A	18.39	N/A	7.23	N/A
Investor A	5.99	12.88	6.96%	18.37	17.10%	7.23	6.65%
Investor B	5.59	11.98	7.48	17.45	17.24	6.58	6.58
Investor C	5.58	12.01	11.01	17.46	17.46	6.42	6.42
Class R	5.70	12.39	N/A	18.07	N/A	7.19	N/A
S&P 500® Index	12.51	21.86	N/A	21.16	N/A	7.42	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,061.20	$4.98	$1,000.00	$1,020.09	$4.89	0.97%
Service	$1,000.00	$1,058.90	$6.62	$1,000.00	$1,018.50	$6.49	1.29%
Investor A	$1,000.00	$1,059.90	$6.62	$1,000.00	$1,018.50	$6.49	1.29%
Investor B	$1,000.00	$1,055.90	$10.56	$1,000.00	$1,014.66	$10.35	2.06%
Investor C	$1,000.00	$1,055.80	$10.56	$1,000.00	$1,014.66	$10.35	2.06%
Class R	$1,000.00	$1,057.00	$8.41	$1,000.00	$1,016.75	$8.25	1.64%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	5

Fund Summary as of March 31, 2014	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

•	Relative performance was supported by favorable stock selection in the consumer discretionary and industrials sectors. Selection in financials also had a positive impact.

•

In consumer discretionary, the Fund’s outperformance was led by internet & catalog retail holdings Vipshop Holdings Ltd. and Liberty Ventures. Shares of Chinese off-price retailer Vipshop Holdings Ltd. surged as the company continued to capitalize on the massive opportunity in e-commerce in China. Liberty Ventures outperformed as its investments in TripAdvisor, Inc. and Expedia, Inc. (which are also held in the Fund) appreciated and the markets began to price in a greater return on the company’s private investment initiatives. Other notable contributors in the sector included casino operator Wynn Resorts Ltd., athletic apparel maker Under Armour, Inc. and consumer-products company Jarden Corp.

•

Within the industrials sector, Spirit Airlines, Inc. and SolarCity Corp. were the Fund’s strongest performers. Underlying Spirit’s strength was its industry-leading level of profitability, aggressive yet balanced capacity growth plans, and further opportunity to drive ancillary revenues through non-traditional fees. The company also benefited from consolidation in the U.S. airline industry. SolarCity Corp. shares advanced as the company’s disruptive solar power leasing business model continued to gain traction. Also adding to returns in the industrials sector was a position in Acuity Brands, Inc.

•

Contributing to results in financials was bank holding SVB Financial Group as well as the Fund’s underexposure to real estate investment trusts, which significantly trailed the broader market during the period.

•

Conversely, the Fund’s energy holdings detracted from performance for the period. A position in Laredo Petroleum, Inc. lagged on concerns that private equity owners may further reduce their ownership in the company. Shares of Oceaneering International, Inc. fell due to concerns about slowing deepwater spend. Gulfport Energy Corp. also weighed on the Fund’s performance in the energy sector.

•

Additionally, the Fund was not immune to the market volatility toward the end of the period as investors stampeded out of high-growth, more volatile companies in favor of previously underperforming sectors. The reversal exacted the greatest toll on the strongest performing stocks of 2013, especially internet and social media players, a number of which were held in the Fund.

•

Chinese online media company SINA Corp. was the largest individual detractor in the Fund. SINA shares lost ground amid a confluence of factors, including concerns about growth in China; the larger decline in high-growth technology names; worries about user growth for the company’s social media platform Weibo as well as 2014 margins; and, finally, the turmoil in emerging markets. Other detractors in the IT sector included Qlik Technologies, Inc. and Yandex NV.

Describe recent portfolio activity.

•

The Fund continued to actively manage risk throughout the six-month period and reduced the overall level of risk in the portfolio, particularly through moderating exposure to internet-related and non-U.S. stocks.

•

On a sector basis, the most notable decrease was within IT, where the Fund trimmed holdings in the internet software & services industry. The Fund also reduced exposure to energy stocks. The Fund increased exposure to commercial services & supplies and air freight & logistics holdings in industrials, as well as household and food products within consumer staples.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweights relative to the Russell Midcap Growth® Index were consumer discretionary, industrials and IT, while the most notable underweights were in materials and consumer staples. The Fund’s overweights in consumer discretionary and IT reflect the investment adviser’s favorable view on companies that continue to take share in the expanding growth of consumer wealth globally and, in particular, the rise of e-commerce.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Liberty Ventures, Series A	4%
Jarden Corp.	3
Wynn Resorts Ltd.	3
The Madison Square Garden Co., Class A	3
Schibsted ASA	3
Yelp, Inc.	2
Alliance Data Systems Corp.	2
The Cooper Cos., Inc.	2
Moody’s Corp.	2
WEX, Inc.	2

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	32%
Information Technology	22
Industrials	21
Health Care	10
Financials	6
Consumer Staples	4
Energy	3
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.

[3]

An index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.37%	35.05%	N/A	23.35%	N/A	8.58%	N/A
Service	12.09	34.39	N/A	22.78	N/A	8.19	N/A
Investor A	12.21	34.65	27.58%	22.89	21.57%	8.14	7.55%
Investor B	11.76	33.56	29.06	21.96	21.78	7.48	7.48
Investor C	11.70	33.59	32.59	21.97	21.97	7.32	7.32
Class R	11.99	34.19	N/A	22.66	N/A	8.01	N/A
Russell Midcap® Growth Index	10.44	24.22	N/A	24.73	N/A	9.47	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,123.70	$5.88	$1,000.00	$1,019.40	$5.59	1.11%
Service	$1,000.00	$1,120.90	$8.35	$1,000.00	$1,017.05	$7.95	1.58%
Investor A	$1,000.00	$1,122.10	$7.35	$1,000.00	$1,018.00	$6.99	1.39%
Investor B	$1,000.00	$1,117.60	$11.40	$1,000.00	$1,014.16	$10.85	2.16%
Investor C	$1,000.00	$1,117.00	$11.40	$1,000.00	$1,014.16	$10.85	2.16%
Class R	$1,000.00	$1,119.90	$8.72	$1,000.00	$1,016.70	$8.30	1.65%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	7

Fund Summary as of March 31, 2014	BlackRock Small Cap Growth Equity Portfolio

Investment Objective

BlackRock Small Cap Growth Equity Portfolio’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund outperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

•

The Fund’s outperformance was attributable mostly to stock selection within the health care and information technology (“IT”) sectors. Within health care, a position in Biopharmaceutical Gentium Spa appreciated substantially throughout the period, driven by several factors including better-than-expected third-quarter earnings, the company’s main vascular drug Defibrotide (Defitelio) receiving the European Medicines Agency’s orphan drug designation, and the company’s acceptance of a take-over bid from Jazz Pharmaceuticals. The Fund’s position in specialty pharmaceutical Santarus also contributed positively to performance after the company accepted a takeover bid from Salix Pharmaceuticals. Within IT, a position in supply chain IT system provider Manhattan Associates rallied considerably after the company reported record fourth-quarter and full-year 2013 financial results. Touchscreen and touchpad provider Synaptics notably appreciated throughout the period on the back of strong smartphone touchscreen demand and better-than-expected third-quarter revenues.

•	Conversely, stock selection within the consumer discretionary sector detracted from performance. In particular, the Fund’s position in television network company CTC Media, which streams local Russian news and media globally, hurt returns. CTC Media stock depreciated throughout the period as investors’ concerns about a weakening macroeconomic outlook for Russia overshadowed the company’s better-than-expected fourth-quarter earnings and 2014 outlook. The Fund’s holding of home appliance and equipment retailer Sears Hometown & Outlet Stores also detracted from performance. The company reported disappointing third-and fourth-quarter earnings, missed its earnings estimates for fiscal year 2014, and continued to struggle with sales due in part to no longer selling consumer electronics in their Hometown stores.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s weightings in the IT and materials sectors increased while the weightings in consumer discretionary and industrials decreased.

Describe portfolio positioning at period end.

•	Relative to the Russell 2000 Growth® Index, the Fund’s most significant sector overweight as of period end was IT and the most significant underweight was consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Align Technology, Inc.	3%
Aspen Technology, Inc.	3
Manhattan Associates, Inc.	2
Thoratec Corp.	2
Synaptics, Inc.	2
KapStone Paper and Packaging Corp.	2
Syntel, Inc.	2
Spirit Airlines, Inc.	2
PROS Holdings, Inc.	2
NIC, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	30%
Health Care	21
Industrials	17
Consumer Discretionary	11
Financials	6
Energy	5
Materials	5
Telecommunication Services	2
Consumer Staples	2
Utilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

[3]	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-value ratios and higher fore- casted growth values.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.76%	26.82%	N/A	24.38%	N/A	9.22%	N/A
Service	12.62	26.50	N/A	24.03	N/A	8.93	N/A
Investor A	12.62	26.48	19.83%	23.93	22.60%	8.84	8.26%
Investor B	12.15	25.45	22.14	22.87	22.69	8.10	8.10
Investor C	12.20	25.53	24.79	22.88	22.88	7.91	7.91
Russell 2000® Growth Index	8.70	27.19	N/A	25.24	N/A	8.87	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,127.60	$4.77	$1,000.00	$1,020.44	$4.53	0.90%
Service	$1,000.00	$1,126.20	$5.88	$1,000.00	$1,019.40	$5.59	1.11%
Investor A	$1,000.00	$1,126.20	$6.10	$1,000.00	$1,019.20	$5.79	1.15%
Investor B	$1,000.00	$1,121.50	$10.53	$1,000.00	$1,015.01	$10.00	1.99%
Investor C	$1,000.00	$1,122.00	$10.05	$1,000.00	$1,015.46	$9.55	1.90%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer- sponsored retirement plans. Prior to October 2, 2006, Class R performance results of BlackRock Mid-Cap Growth Equity Portfolio are those of Institutional Shares (which have no distribution or service fees) restated

to reflect Class R Share fees. Prior to July 30, 2010, Class R performance results of BlackRock Flexible Equity Fund are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for BlackRock Flexible Equity Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with BlackRock Flexible Equity Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	BLACKROCK FUNDS	MARCH 31, 2014

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, forward foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	11

Consolidated Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 7.8%
Air Canada, Class B (a)	74,400	$372,168
Japan Airlines Co. Ltd.	941,300	46,325,695
United Continental Holdings, Inc. (a)	94,400	4,213,072
Westjet Airlines Ltd.	10,000	222,976

		51,133,911
Automobiles — 6.3%
Bayerische Motoren Werke AG	66,000	8,340,206
General Motors Co.	952,600	32,788,492

		41,128,698
Building Products — 1.6%
Owens Corning	234,100	10,106,097
Capital Markets — 0.0%
Freedom Pay, Inc. (a)	43,051	—
Chemicals — 0.5%
CF Industries Holdings, Inc.	12,400	3,231,936
Consumer Finance — 1.1%
Discover Financial Services	123,500	7,186,465
Diversified Consumer Services — 4.1%
Houghton Mifflin Harcourt Co. (a)	1,332,767	27,095,153
Diversified Financial Services — 2.9%
Ally Financial, Inc. (a)	925	7,608,125
Berkshire Hathaway, Inc., Class B (a)	92,300	11,534,731

		19,142,856
Energy Equipment & Services — 0.9%
Noble Corp. PLC	176,900	5,791,706
Food & Staples Retailing — 2.1%
Metro AG (a)	331,804	13,534,803
Health Care Providers & Services — 5.9%
Community Health Systems, Inc. (a)	145,600	5,703,152
UnitedHealth Group, Inc.	404,500	33,164,955

		38,868,107
Insurance — 9.6%
American International Group, Inc.	754,300	37,722,543
Fidelity National Financial, Inc., Class A	808,500	25,419,240

		63,141,783
Internet Software & Services — 3.0%
eBay, Inc. (a)	242,320	13,385,757
Google, Inc., Class A (a)	5,800	6,464,158

		19,849,915
IT Services — 3.4%
Visa, Inc., Class A	104,200	22,492,612
Media — 11.7%
Comcast Corp., Class A	163,700	8,188,274
Liberty Global PLC, Series A (a)	144,700	6,019,520
Liberty Global PLC, Series C (a)	144,700	5,890,737
Nexstar Broadcasting Group, Inc., Class A	648,200	24,320,464
Sinclair Broadcast Group, Inc., Class A	1,183,800	32,069,142

		76,488,137
Oil, Gas & Consumable Fuels — 7.6%
EQT Corp.	118,370	11,478,339

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Gazprom Neft OAO — ADR	6,130	$126,462
Gazprom OAO — ADR	166,700	1,295,259
HollyFrontier Corp.	68,440	3,256,375
Marathon Petroleum Corp.	119,000	10,357,760
Suncor Energy, Inc.	671,100	23,461,656

		49,975,851
Pharmaceuticals — 1.5%
Pfizer, Inc.	310,300	9,966,836
Semiconductors & Semiconductor Equipment — 3.7%
Micron Technology, Inc. (a)	525,700	12,438,062
Samsung Electronics Co. Ltd., Preference Shares	8,400	8,367,888
SK Hynix, Inc. (a)	99,600	3,379,515

		24,185,465
Software — 3.0%
Activision Blizzard, Inc.	943,800	19,291,272
Wireless Telecommunication Services — 3.1%
SoftBank Corp.	109,600	8,282,281
Vodafone Group PLC — ADR	329,945	12,145,276

		20,427,557
Total Common Stocks — 79.8%		523,039,160

Investment Companies
iShares Gold Trust (a)	1,226,700	15,260,148
SPDR Gold Trust (a)	277,000	34,239,970
Total Investment Companies — 7.6%		49,500,118

Participation Notes (a)
Semiconductors & Semiconductor Equipment — 2.3%
Merrill Lynch International (Samsung Electronics Co. Ltd.), due 9/09/14	12,000	15,176,880
Total Long-Term Investments (Cost — $513,897,671) — 89.7%		587,716,158

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (b)(c)	45,393,347	45,393,347
Total Short-Term Securities (Cost — $45,393,347) — 7.0%		45,393,347

Options Purchased
(Cost — $1,835,275) — 0.4%		2,775,910
Total Investments Before Options Written (Cost — $561,126,293) — 97.1%		635,885,415

Portfolio Abbreviations
ADR American Depositary Receipts CAD Canadian Dollar EUR Euro	JPY Japanese Yen LIBOR London Interbank Offered Rate USD US Dollar

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2014

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund
(Percentages shown are based on Net Assets)

Options Written	Value
(Premiums Received — $438,165) — (0.1)%	$(380,361)
Total Investments Net of Options Written — 97.0%	635,505,054
Other Assets Less Liabilities — 3.0%	19,553,755

Net Assets — 100.0%	$655,058,809

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased		Shares Sold	Shares Held at March 31, 2014	Value at March 31, 2014	Income	Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	25,752,136	19,641,212	[1]	—	45,393,347	$45,393,347	$6,548	—
BlackRock Liquidity Series, LLC, Money Market Series	—	—		—	—	—	814	—
iShares Gold Trust	—	1,226,700		—	1,226,700	15,260,148	—	—
iShares Silver Trust	783,500	—		783,500	—	—	—	$(1,777,073)

[1]	Represents net shares purchased.

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation
(425)	E-Mini Russell 2000 Futures	Intercontinental Exchange	June 2014	USD	49,746,250	$540,620

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	7,400,000	USD	6,678,399	Citibank N.A.	4/22/14	$12,010
EUR	1,845,000	USD	2,534,292	Citibank N.A.	4/22/14	7,357
EUR	9,943,767	USD	13,518,362	Citibank N.A.	4/22/14	180,047
JPY	260,540,000	USD	2,544,063	Citibank N.A.	4/22/14	(19,513)
USD	6,926,576	CAD	7,602,000	Barclays Bank PLC	4/22/14	53,537
USD	2,549,740	CAD	2,825,000	Citibank N.A.	4/22/14	(4,369)
USD	39,249,579	EUR	28,906,000	Deutsche Bank AG	4/22/14	(570,966)
USD	48,835,998	JPY	5,092,401,000	BNP Paribas S.A.	4/22/14	(507,745)
USD	4,662,307	JPY	472,447,000	JPMorgan Chase Bank N.A.	4/22/14	84,447
USD	3,030,638	JPY	310,207,000	Toronto-Dominion Bank	4/22/14	24,831
Total						$(740,364)

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put	Strike Price		Expiration Date	Contracts	Market Value
58.com, Inc. — ADR	Put	USD	40.00	4/19/14	500	$111,250
Facebook, Inc.	Put	USD	62.50	4/19/14	1,000	352,500
Seattle Genetics, Inc.	Put	USD	50.00	4/19/14	300	195,000
ServiceNow, Inc.	Put	USD	60.00	4/19/14	400	102,000
Tableau Software, Inc.	Put	USD	80.00	4/19/14	600	360,000

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	13

Consolidated Schedule of Investments (continued)	BlackRock Flexible Equity Fund

•	Exchange-traded options purchased as of March 31, 2014 were as follows: (concluded)

Description	Put	Strike Price		Expiration Date	Contracts	Market Value
Yelp, Inc.	Put	USD	82.50	4/19/14	400	$294,000
Yelp, Inc.	Put	USD	80.00	4/19/14	200	111,000
Demandware, Inc.	Put	USD	55.00	5/17/14	300	51,000
FireEye, Inc.	Put	USD	60.00	5/17/14	350	196,000
Workday, Inc.	Put	USD	90.00	5/17/14	166	69,720
Facebook, Inc.	Put	USD	57.50	6/21/14	438	178,485
FireEye, Inc.	Put	USD	55.00	6/21/14	504	241,920
DexCom, Inc.	Put	USD	40.00	9/20/14	266	210,140
Veeva Systems, Inc.	Put	USD	25.00	9/20/14	663	208,845
Tableau Software, Inc.	Put	USD	70.00	10/18/14	95	94,050
Total						$2,775,910

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Call	Strike Price		Expiration Date	Contracts	Market Value
American International Group, Inc.	Call	USD	51.00	4/11/14	1,734	$(50,286)
Discover Financial Services	Call	USD	55.00	4/19/14	404	(137,360)
Marathon Petroleum Corp.	Call	USD	92.50	4/19/14	238	(17,255)
CF Industries Holdings, Inc.	Call	USD	250.00	4/25/14	124	(175,460)
Total						$(380,361)

•	OTC total return swaps outstanding as of March 31, 2014 were as follows:

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Contracts		Market Value	Premiums Paid (Received)	Unrealized Appreciation
Samsung Electronics Co. Ltd.	1-month LIBOR plus 0.50%[1]	Citibank N.A.	9/05/14	USD	6,000	$451,678	—	$451,678
Samsung Electronics Co. Ltd.	1-month LIBOR plus 0.50%[1]	Citibank N.A.	9/11/14	USD	4,500	338,758	—	338,758
Samsung Electronics Co. Ltd.	1-month LIBOR plus 0.50%[1]	Citibank N.A.	9/11/14	USD	4,200	316,174	—	316,174
Total						$1,106,610	—	$1,106,610

[1]	Fund pays the floating rate and receives the total return of the reference entity.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2014

Consolidated Schedule of Investments (concluded)	BlackRock Flexible Equity Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$4,808,216	$46,325,695	—	$51,133,911
Automobiles	32,788,492	8,340,206	—	41,128,698
Building Products	10,106,097	—	—	10,106,097
Capital Markets	—	—	—	—
Chemicals	3,231,936	—	—	3,231,936
Consumer Finance	7,186,465	—	—	7,186,465
Diversified Consumer Services	27,095,153	—	—	27,095,153
Diversified Financial Services	11,534,731	7,608,125	—	19,142,856
Energy Equipment & Services	5,791,706	—	—	5,791,706
Food & Staples Retailing	—	13,534,803	—	13,534,803
Health Care Providers & Services	38,868,107	—	—	38,868,107
Insurance	63,141,783	—	—	63,141,783
Internet Software & Services	19,849,915	—	—	19,849,915
IT Services	22,492,612	—	—	22,492,612
Media	76,488,137	—	—	76,488,137
Oil, Gas & Consumable Fuels	49,975,851	—	—	49,975,851
Pharmaceuticals	9,966,836	—	—	9,966,836
Semiconductors & Semiconductor Equipment	12,438,062	11,747,403	—	24,185,465
Software	19,291,272	—	—	19,291,272
Wireless Telecommunication Services	12,145,276	8,282,281	—	20,427,557
Investment Companies	49,500,118	—	—	49,500,118
Participation Notes:
Semiconductors & Semiconductor Equipment	—	15,176,880	—	15,176,880
Short-Term Securities	45,393,347	—	—	45,393,347
Options Purchased:
Equity Contracts	2,775,910	—	—	2,775,910
Total	$524,870,022	$111,015,393	—	$635,885,415

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$540,620	$1,106,610	—	$1,647,230
Foreign currency exchange contracts	—	362,229	—	362,229
Liabilities:
Equity contracts	(380,361)	—	—	(380,361)
Foreign currency exchange contracts	—	(1,102,593)	—	(1,102,593)
Total	$160,259	$366,246	—	$526,505

[1] Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,105,000	—	—	$2,105,000
Foreign currency at value	3,329,352	—	—	3,329,352
Liabilities:
Cash received as collateral for OTC derivatives	—	$(900,000)	—	(900,000)
Total	$5,434,353	$(900,000)	—	$4,534,353

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	15

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 1.4%
XPO Logistics, Inc. (a)	184,716	$5,432,498
Airlines — 2.1%
Spirit Airlines, Inc. (a)	144,016	8,554,550
Banks — 1.9%
First Republic Bank	81,029	4,374,756
SVB Financial Group (a)	26,100	3,361,158

		7,735,914
Biotechnology — 2.0%
United Therapeutics Corp. (a)	84,642	7,958,887
Capital Markets — 1.7%
Affiliated Managers Group, Inc. (a)	33,340	6,669,667
Commercial Services & Supplies — 4.2%
KAR Auction Services, Inc.	279,664	8,487,802
Waste Connections, Inc.	191,643	8,405,462

		16,893,264
Construction & Engineering — 0.5%
Louis XIII Holdings Ltd. (a)(b)	1,988,500	2,179,339
Diversified Financial Services — 2.4%
Moody’s Corp.	118,949	9,435,035
Electrical Equipment — 5.0%
Acuity Brands, Inc.	31,000	4,109,670
AMETEK, Inc.	168,597	8,681,059
SolarCity Corp. (a)(b)	114,560	7,173,747

		19,964,476
Energy Equipment & Services — 3.5%
Core Laboratories NV	33,631	6,673,736
FMC Technologies, Inc. (a)	66,333	3,468,553
Oceaneering International, Inc.	54,025	3,882,237

		14,024,526
Food Products — 1.8%
Mead Johnson Nutrition Co.	88,440	7,352,902
Health Care Equipment & Supplies — 3.5%
The Cooper Cos., Inc.	68,699	9,436,495
Intuitive Surgical, Inc. (a)	10,897	4,772,777

		14,209,272
Health Care Technology — 1.6%
Athenahealth, Inc. (a)(b)	40,187	6,439,565
Hotels, Restaurants & Leisure — 4.8%
Panera Bread Co. — Class A (a)	43,851	7,738,386
Wynn Resorts Ltd.	51,320	11,400,738

		19,139,124
Household Durables — 3.3%
Jarden Corp. (a)	218,903	13,096,966
Household Products — 2.0%
Spectrum Brands Holdings, Inc.	103,013	8,210,136
Internet & Catalog Retail — 8.0%
ASOS PLC (a)	37,399	3,232,760
Liberty Ventures, Series A (a)	119,433	15,565,703
Qunar Cayman Islands Ltd. — ADR (a)	180,545	5,522,872
Vipshop Holdings Ltd. — ADR (a)	51,824	7,737,323

		32,058,658
Internet Software & Services — 8.1%
AOL, Inc. (a)	80,838	3,538,279
CoStar Group, Inc. (a)	26,063	4,867,005
IAC/InterActiveCorp	111,378	7,951,275

Common Stocks	Shares	Value
Internet Software & Services (concluded)
SINA Corp. (a)	71,647	$4,328,195
Yelp, Inc. (a)	131,006	10,078,292
Youku Tudou, Inc. — ADR (a)	68,506	1,920,908

		32,683,954
IT Services — 4.7%
Alliance Data Systems Corp. (a)	36,212	9,865,959
WEX, Inc. (a)	94,443	8,976,807

		18,842,766
Machinery — 3.7%
Colfax Corp. (a)	104,906	7,482,945
Pentair Ltd.	42,487	3,370,919
Timken Co.	69,489	4,084,563

		14,938,427
Marine — 0.8%
Kirby Corp. (a)	32,500	3,290,625
Media — 8.7%
Aimia, Inc.	406,100	6,520,375
Lions Gate Entertainment Corp.	245,267	6,555,987
The Madison Square Garden Co., Class A (a)	194,360	11,035,761
Schibsted ASA	172,414	10,689,084

		34,801,207
Pharmaceuticals — 2.7%
Alexza Pharmaceuticals, Inc. (a)	81,252	—
Jazz Pharmaceuticals PLC (a)	40,391	5,601,424
Zoetis, Inc.	176,460	5,106,752

		10,708,176
Professional Services — 1.2%
Towers Watson & Co., Class A	42,531	4,850,660
Road & Rail — 2.2%
Genesee & Wyoming, Inc., Class A (a)	73,418	7,145,040
JB Hunt Transport Services, Inc.	24,641	1,772,181

		8,917,221
Software — 7.2%
Autodesk, Inc. (a)	146,368	7,198,378
Guidewire Software, Inc. (a)	117,314	5,754,252
Qlik Technologies, Inc. (a)	137,098	3,645,436
ServiceNow, Inc. (a)	87,504	5,243,240
Splunk, Inc. (a)	97,099	6,941,607

		28,782,913
Specialty Retail — 5.4%
CarMax, Inc. (a)	143,960	6,737,328
Lumber Liquidators Holdings, Inc. (a)	75,637	7,094,751
Tractor Supply Co.	113,125	7,990,019

		21,822,098
Textiles, Apparel & Luxury Goods — 2.0%
Under Armour, Inc., Class A (a)	68,142	7,811,799
Wireless Telecommunication Services — 1.6%
SBA Communications Corp., Class A (a)	71,019	6,459,888
Total Common Stocks — 98.0%		393,264,513

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Internet Software & Services — 1.3%
Uber Technologies, Inc. (Acquired 3/20/14, cost $5,000,920) (c)(d)	5,000,920	$5,000,920
Software — 0.7%
Palantir Technologies, Inc. (Acquired 2/07/14,cost $2,811,904) (d)	458,712	2,811,904
Total Preferred Stocks — 2.0%		7,812,824
Total Long-Term Investments (Cost — $320,335,364) — 100.0%		401,077,337

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	2,093,119	2,093,119

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (e)(f)(g)	$10,457	10,457,192
Total Short-Term Securities (Cost — $12,550,311) — 3.1%		12,550,311
Total Investments (Cost — $332,885,675) — 103.1%		413,627,648
Liabilities in Excess of Other Assets — (3.1)%		(12,338,715)

Net Assets — 100.0%		$401,288,933

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

(d)	Restricted securities as to resale. As of report date, the Fund held restricted securities with a current value of $7,812,824 and an original cost of $7,812,824 which was 2.0% of its net assets.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/ Beneficial Interest Held at March 31, 2014	Value at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	340,952	1,752,167	2,093,119	$2,093,119	$382
BlackRock Liquidity Series, LLC, Money Market Series	$31,633,241	$(21,176,049)	$10,457,192	$10,457,192	$47,212

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	17

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Air Freight & Logistics	$5,432,498	—	—	$5,432,498
Airlines	8,554,550	—	—	8,554,550
Banks	7,735,914	—	—	7,735,914
Biotechnology	7,958,887	—	—	7,958,887
Capital Markets	6,669,667	—	—	6,669,667
Commercial Services & Supplies	16,893,264	—	—	16,893,264
Construction & Engineering	—	$2,179,339	—	2,179,339
Diversified Financial Services	9,435,035	—	—	9,435,035
Electrical Equipment	19,964,476	—	—	19,964,476
Energy Equipment & Services	14,024,526	—	—	14,024,526
Food Products	7,352,902	—	—	7,352,902
Health Care Equipment & Supplies	14,209,272	—	—	14,209,272
Health Care Technology	6,439,565	—	—	6,439,565
Hotels, Restaurants & Leisure	19,139,124	—	—	19,139,124
Household Durables	13,096,966	—	—	13,096,966
Household Products	8,210,136	—	—	8,210,136
Internet & Catalog Retail	28,825,898	3,232,760	—	32,058,658
Internet Software & Services	32,683,954	—	—	32,683,954
IT Services	18,842,766	—	—	18,842,766
Machinery	14,938,427	—	—	14,938,427
Marine	3,290,625	—	—	3,290,625
Media	24,112,123	10,689,084	—	34,801,207
Pharmaceuticals	10,708,176	—	—	10,708,176
Professional Services	4,850,660	—	—	4,850,660
Road & Rail	8,917,221	—	—	8,917,221
Software	28,782,913	—	—	28,782,913
Specialty Retail	21,822,098	—	—	21,822,098
Textiles, Apparel & Luxury Goods	7,811,799	—	—	7,811,799
Wireless Telecommunication Services	6,459,888	—	—	6,459,888
Preferred Stocks	—	—	$7,812,824	7,812,824
Short-Term Securities	2,093,119	10,457,192	—	12,550,311
Total	$379,256,449	$26,558,375	$7,812,824	$413,627,648

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$53,815	—	—	$53,815
Liabilities:
Collateral on securities loaned at value	—	$(10,457,192)	—	(10,457,192)
Total	$53,815	$(10,457,192)	—	$(10,403,377)

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening balance, as of September 30, 2013	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1]	—
Purchases	$7,812,824
Sales	—
Closing balance, as of March 31, 2014	$7,812,824

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[1,2]	—

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	19

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
Ducommun, Inc. (a)	106,410	$2,666,635
Esterline Technologies Corp. (a)	18,081	1,926,350
Spirit AeroSystems Holdings, Inc., Class A (a)	178,331	5,027,151
Taser International, Inc. (a)	169,276	3,096,058

		12,716,194
Airlines — 1.7%
Republic Airways Holdings, Inc. (a)	52,272	477,766
Spirit Airlines, Inc. (a)	239,316	14,215,370

		14,693,136
Auto Components — 2.1%
Gentherm, Inc. (a)	196,726	6,830,327
Stoneridge, Inc. (a)	95,264	1,069,815
Tower International, Inc. (a)	356,315	9,698,894

		17,599,036
Banks — 0.3%
Access National Corp.	9,636	156,200
CommunityOne Bancorp (a)	29,762	333,930
First Citizens BancShares, Inc., Class A	2,201	529,891
Independent Bank Group, Inc.	3,346	196,577
State Bank Financial Corp.	18	318
Texas Capital Bancshares, Inc. (a)	16,424	1,066,575

		2,283,491
Biotechnology — 7.4%
ACADIA Pharmaceuticals, Inc. (a)	29,005	705,692
Achillion Pharmaceuticals, Inc. (a)	256,337	843,349
Acorda Therapeutics, Inc. (a)	18,123	687,043
Aegerion Pharmaceuticals, Inc. (a)	9,370	432,144
Alnylam Pharmaceuticals, Inc. (a)	40,778	2,737,835
AMAG Pharmaceuticals, Inc. (a)	38,312	741,337
Ambit Biosciences Corp. (a)	39,677	361,854
Arena Pharmaceuticals, Inc. (a)	57,329	361,173
ArQule, Inc. (a)	65,615	134,511
AVEO Pharmaceuticals, Inc. (a)	56,002	83,723
BIND Therapeutics, Inc. (a)	98,981	1,183,813
BioSpecifics Technologies Corp. (a)(b)	78,153	2,025,726
BioTime, Inc. (a)(c)	90,590	298,041
Bluebird Bio, Inc. (a)	25,649	583,258
Celldex Therapeutics, Inc. (a)	37,305	659,179
Cepheid, Inc. (a)	49,511	2,553,777
Chimerix, Inc. (a)	27,174	620,654
Clovis Oncology, Inc. (a)	7,304	505,948
Cytokinetics, Inc. (a)	197,194	1,873,343
Dicerna Pharmaceuticals, Inc. (a)	23,896	675,062
Dyax Corp. (a)	46,581	418,297
Dynavax Technologies Corp. (a)	1,039,592	1,871,266
Emergent Biosolutions, Inc. (a)	71,187	1,798,895
Enzon Pharmaceuticals, Inc.	631,173	650,108
Exact Sciences Corp. (a)	9,267	131,313
Foundation Medicine, Inc. (a)(c)	28,298	916,006
GTx, Inc. (a)(c)	73,283	112,123
Halozyme Therapeutics, Inc. (a)	27,574	350,190
Harvard Apparatus Regenerative Technology, Inc. (a)	88,148	799,502
Immunogen, Inc. (a)	9,511	141,999
Intercept Pharmaceuticals, Inc. (a)	4,493	1,481,746
InterMune, Inc. (a)	55,736	1,865,484
Intrexon Corp. (a)	71,434	1,878,000
Ironwood Pharmaceuticals, Inc. (a)	36,795	453,314
Isis Pharmaceuticals, Inc. (a)	94,442	4,080,839
Karyopharm Therapeutics, Inc. (a)	23,861	737,066
Keryx Biopharmaceuticals, Inc. (a)	38,513	656,262
Kindred Biosciences, Inc. (a)	3,147	58,314
Ligand Pharmaceuticals, Inc., Class B (a)	14,605	982,332

Common Stocks	Shares	Value
Biotechnology (concluded)
Macrogenics, Inc. (a)	2,332	$64,900
Momenta Pharmaceuticals, Inc. (a)	144,140	1,679,231
Myriad Genetics, Inc. (a)(c)	12,940	442,419
Neurocrine Biosciences, Inc. (a)	14,006	225,497
NPS Pharmaceuticals, Inc. (a)	41,083	1,229,614
OncoGenex Pharmaceutical, Inc. (a)	149,327	1,756,086
Ophthotech Corp. (a)	37,846	1,352,616
OPKO Health, Inc. (a)(c)	95,925	894,021
OvaScience, Inc. (a)	8,582	76,723
PDL BioPharma, Inc.	37,443	311,151
Peregrine Pharmaceuticals, Inc. (a)(c)	437,447	831,149
Portola Pharmaceuticals, Inc. (a)	73,828	1,912,145
Puma Biotechnology, Inc. (a)	14,492	1,509,197
Receptos, Inc. (a)	27,061	1,134,938
Regulus Therapeutics, Inc. (a)	167,699	1,512,645
Repligen Corp. (a)	146,225	1,880,453
Rigel Pharmaceuticals, Inc. (a)	267,702	1,038,684
Sangamo Biosciences, Inc. (a)	24,291	439,181
Stemline Therapeutics, Inc. (a)	11,671	237,622
Sunesis Pharmaceuticals, Inc. (a)	242,671	1,604,055
Synageva BioPharma Corp. (a)	8,393	696,367
Tetralogic Pharmaceuticals Corp. (a)	3,581	22,847
Tetraphase Pharmaceuticals, Inc. (a)	68,214	742,850
Threshold Pharmaceuticals, Inc. (a)	389,610	1,854,544
Ultragenyx Pharmaceutical, Inc. (a)	32,810	1,604,081
Vanda Pharmaceuticals, Inc. (a)	6,161	100,116
Verastem, Inc. (a)	36,447	393,263
Xencor, Inc. (a)	8,619	101,101

		63,098,014
Building Products — 1.9%
Griffon Corp.	497	5,934
Insteel Industries, Inc.	9,186	180,689
NCI Building Systems, Inc. (a)	21,832	381,187
PGT, Inc. (a)	1,104,701	12,715,108
Ply Gem Holdings, Inc. (a)(c)	202,488	2,557,423

		15,840,341
Capital Markets — 0.8%
GAMCO Investors, Inc., Class A	7,455	578,881
HFF, Inc., Class A	160,759	5,403,110
Marcus & Millichap, Inc. (a)	5,363	95,676
MCG Capital Corp.	1,253	4,749
Westwood Holdings Group, Inc.	13,094	820,863

		6,903,279
Chemicals — 1.1%
Codexis, Inc. (a)	220	449
Ferro Corp. (a)	70,323	960,612
FutureFuel Corp.	50,795	1,031,139
KMG Chemicals, Inc.	598	9,377
Landec Corp. (a)	23,879	266,490
OM Group, Inc.	109,566	3,639,783
OMNOVA Solutions, Inc. (a)	34,664	359,812
PolyOne Corp.	91,646	3,359,742

		9,627,404
Commercial Services & Supplies — 0.6%
Deluxe Corp.	30,788	1,615,446
G&K Services, Inc., Class A	13,130	803,162
Performant Financial Corp. (a)	184,195	1,666,965
Steelcase, Inc., Class A	10,323	171,465
Viad Corp.	35,892	862,844

		5,119,882
Communications Equipment — 3.2%
Aruba Networks, Inc. (a)(c)	449,515	8,428,406

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Aviat Networks, Inc. (a)	201,039	$319,652
Calix, Inc. (a)	156,835	1,322,119
Extreme Networks, Inc. (a)	916,444	5,315,375
Ubiquiti Networks, Inc. (a)(c)	263,131	11,964,567

		27,350,119
Construction & Engineering — 0.1%
Comfort Systems USA, Inc.	48,357	736,961
Consumer Finance — 0.2%
JGWPT Holdings, Inc., Class A (a)	91,567	1,672,013
Containers & Packaging — 1.0%
Berry Plastics Group, Inc. (a)	26,996	624,957
Graphic Packaging Holding Co. (a)	771,733	7,840,807

		8,465,764
Distributors — 0.1%
Core-Mark Holding Co., Inc.	11,337	823,066
Diversified Consumer Services — 1.1%
2U, Inc. (a)	8,831	120,543
Capella Education Co.	6,330	399,739
Collectors Universe, Inc.	67,346	1,267,452
LifeLock, Inc. (a)	230,021	3,935,659
National American University Holdings, Inc.	9,696	37,717
Steiner Leisure Ltd. (a)	75,364	3,485,585

		9,246,695
Diversified Telecommunication Services — 2.5%
Cbeyond, Inc. (a)(b)	1,456,154	10,557,117
Inteliquent, Inc.	267,507	3,886,877
Leap Wireless International, Inc. (a)	11,529	29,053
Magicjack Vocaltec Ltd. (a)(c)	125,430	2,662,879
Premiere Global Services, Inc. (a)	166,054	2,002,611
Vonage Holdings Corp. (a)	412,686	1,762,169

		20,900,706
Electrical Equipment — 2.1%
EnerSys, Inc.	128,609	8,911,318
Franklin Electric Co., Inc.	1,393	59,230
Generac Holdings, Inc.	134,021	7,903,218
Lihua International, Inc. (a)	121,652	597,311

		17,471,077
Electronic Equipment, Instruments & Components — 3.0%
Aeroflex Holding Corp. (a)	268,374	2,230,188
Benchmark Electronics, Inc. (a)	3,251	73,635
Coherent, Inc. (a)	14,784	966,134
Electro Scientific Industries, Inc.	20,886	205,727
Fabrinet (a)	144,279	2,996,675
FARO Technologies, Inc. (a)	5,991	317,523
Knowles Corp. (a)	130,465	4,118,780
Methode Electronics, Inc.	6,111	187,363
Newport Corp. (a)	303,715	6,280,826
OSI Systems, Inc. (a)	13,643	816,670
RealD, Inc. (a)	659,267	7,364,012

		25,557,533
Energy Equipment & Services — 0.4%
Hercules Offshore, Inc. (a)	58,510	268,561
ION Geophysical Corp. (a)	426,921	1,797,337
Matrix Service Co. (a)	41,688	1,408,221
Parker Drilling Co. (a)	8,292	58,790

		3,532,909
Food & Staples Retailing — 0.3%
The Pantry, Inc. (a)	190,971	2,929,495

Common Stocks	Shares	Value
Food Products — 1.5%
Chiquita Brands International, Inc. (a)	12,378	$154,106
Farmer Bros Co. (a)	19,316	380,525
Omega Protein Corp. (a)	111,816	1,349,619
Pilgrim’s Pride Corp. (a)	479,149	10,023,797
Seaboard Corp. (a)	402	1,053,823

		12,961,870
Gas Utilities — 0.0%
Southwest Gas Corp.	1,181	63,124
Health Care Equipment & Supplies — 5.9%
Align Technology, Inc. (a)	397,590	20,591,186
Anika Therapeutics, Inc. (a)(c)	1,688	69,377
Cardiovascular Systems, Inc. (a)	5,833	185,431
Cutera, Inc. (a)	59,233	662,817
Dexcom, Inc. (a)	11,818	488,792
Haemonetics Corp. (a)	33,081	1,078,110
ICU Medical, Inc. (a)	45,096	2,700,348
Medical Action Industries, Inc. (a)	163,443	1,139,198
Natus Medical, Inc. (a)	19,061	491,774
RTI Surgical, Inc. (a)	42,729	174,334
SurModics, Inc. (a)	195,813	4,425,374
Thoratec Corp. (a)	503,084	18,015,438

		50,022,179
Health Care Providers & Services — 3.2%
Alliance HealthCare Services, Inc. (a)	11,329	379,861
AMN Healthcare Services, Inc. (a)	273,535	3,758,371
BioTelemetry, Inc. (a)	71,456	720,991
Corvel Corp. (a)	96,096	4,781,737
Cross Country Healthcare, Inc. (a)	89,779	724,517
Five Star Quality Care, Inc. (a)	123,029	597,921
Hanger, Inc. (a)	25,535	860,019
Team Health Holdings, Inc. (a)	72,310	3,235,873
VCA Antech, Inc. (a)	370,093	11,928,097

		26,987,387
Health Care Technology — 1.0%
MedAssets, Inc. (a)	120,598	2,979,977
Merge Healthcare, Inc. (a)	32,102	78,329
Omnicell, Inc. (a)	196,429	5,621,798

		8,680,104
Hotels, Restaurants & Leisure — 1.8%
Bravo Brio Restaurant Group, Inc. (a)	14	198
Caesars Acquisition Co., Class A (a)	4,448	63,206
Del Frisco’s Restaurant Group, Inc. (a)	11,549	322,217
Einstein Noah Restaurant Group, Inc.	37,090	610,501
Jack in the Box, Inc. (a)	179,411	10,574,484
Monarch Casino & Resort, Inc. (a)	11,495	213,002
Popeyes Louisiana Kitchen, Inc. (a)	55,670	2,262,429
Red Lion Hotels Corp. (a)	48,638	283,560
Ruth’s Hospitality Group, Inc.	46,606	563,467
Six Flags Entertainment Corp.	19,163	769,394
Speedway Motorsports, Inc.	12	225

		15,662,683
Household Durables — 0.2%
Cavco Industries, Inc. (a)	9,015	707,227
Flexsteel Industries, Inc.	1,627	61,208
Zagg, Inc. (a)	157,061	725,622

		1,494,057
Insurance — 0.7%
Crawford & Co., Class B	7,308	79,730

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	21

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Fidelity & Guaranty Life	2,538	$59,897
Fortegra Financial Corp. (a)	39,559	278,100
Greenlight Capital Re Ltd., Class A (a)	51,883	1,701,762
Hallmark Financial Services, Inc. (a)	14,434	119,947
Third Point Reinsurance Ltd. (a)	214,865	3,405,610
Universal Insurance Holdings, Inc.	16,244	206,299

		5,851,345
Internet & Catalog Retail — 0.4%
1-800-Flowers.com, Inc., Class A (a)	141,769	798,159
HSN, Inc.	7,417	443,017
Orbitz Worldwide, Inc. (a)	290,258	2,275,623

		3,516,799
Internet Software & Services — 6.1%
Blucora, Inc. (a)	303,368	5,973,316
Borderfree, Inc. (a)	6,382	118,960
Care.com, Inc. (a)(c)	2,741	45,364
Chegg, Inc. (a)(c)	38,052	266,364
Constant Contact, Inc. (a)	29,294	716,531
CoStar Group, Inc. (a)	11,517	2,150,685
Demandware, Inc. (a)	13,649	874,355
Earthlink Holdings Corp.	14,356	51,825
Global Eagle Entertainment, Inc. (a)	26,525	418,565
Gogo, Inc. (a)(c)	256,211	5,262,574
j2 Global, Inc.	19,315	966,716
Limelight Networks, Inc. (a)	226,206	493,129
LogMeIn, Inc. (a)	20,765	932,141
Move, Inc. (a)	151,280	1,748,797
NIC, Inc.	673,599	13,007,197
Perficient, Inc. (a)	71,600	1,297,392
Q2 Holdings, Inc. (a)	6,382	99,112
Rocket Fuel, Inc. (a)	1,843	79,028
Spark Networks, Inc. (a)	148,655	777,466
Stamps.com, Inc. (a)	28,738	964,447
support.com, Inc. (a)	313,902	800,450
Travelzoo, Inc. (a)	102,270	2,341,983
Tremor Video, Inc. (a)	52,980	218,278
Web.com Group, Inc. (a)	341,734	11,629,208
YuMe, Inc. (a)(c)	41,731	305,054

		51,538,937
IT Services — 2.8%
Cardtronics, Inc. (a)	120,660	4,687,641
Global Cash Access Holdings, Inc. (a)	580,702	3,983,616
Planet Payment, Inc. (a)	16,204	44,399
Syntel, Inc. (a)	166,170	14,938,683

		23,654,339
Leisure Products — 0.5%
Brunswick Corp.	96,485	4,369,806
Life Sciences Tools & Services — 0.4%
Furiex Pharmaceuticals, Inc. (a)	17,062	1,484,394
Harvard Bioscience, Inc. (a)	214,254	1,015,564
PAREXEL International Corp. (a)	10,258	554,855

		3,054,813
Machinery — 4.3%
Douglas Dynamics, Inc.	1,737	30,259
Federal Signal Corp. (a)	121,847	1,815,520
Global Brass & Copper Holdings, Inc.	270,022	4,258,247
The Greenbrier Cos., Inc. (a)	223,893	10,209,521
Hyster-Yale Materials Handling, Inc.	45,348	4,421,430
John Bean Technologies Corp.	103,208	3,189,127
Luxfer Holdings PLC — ADR	628,668	12,309,319

Common Stocks	Shares	Value
Machinery (concluded)
Xerium Technologies, Inc. (a)	8,607	$138,142

		36,371,565
Marine — 1.1%
Matson, Inc.	370,292	9,142,509
Media — 1.1%
Crown Media Holdings, Inc., Class A (a)	185,694	713,065
CTC Media, Inc.	777,684	7,162,470
ReachLocal, Inc. (a)	79,215	780,268
Salem Communications Corp., Class A	13,686	136,723
SFX Entertainment, Inc. (a)(c)	39,968	281,774

		9,074,300
Metals & Mining — 0.2%
Worthington Industries, Inc.	38,514	1,473,161
Multi-Utilities — 0.0%
Avista Corp.	8	245
Oil, Gas & Consumable Fuels — 4.4%
APCO Oil and Gas International, Inc. (a)	7,631	110,268
Bonanza Creek Energy, Inc. (a)	167,987	7,458,623
Callon Petroleum Co. (a)	50,851	425,623
Carrizo Oil & Gas, Inc. (a)	33,988	1,816,998
Clayton Williams Energy, Inc. (a)	4,693	530,356
Energy XXI Bermuda Ltd.	7,901	186,227
EPL Oil & Gas, Inc. (a)	9,411	363,265
Kodiak Oil & Gas Corp. (a)	216,772	2,631,612
L&L Energy, Inc. (a)(c)	130,233	196,912
LinnCo LLC	63,153	1,708,289
Penn Virginia Corp. (a)	100,301	1,754,264
Renewable Energy Group, Inc. (a)	134,938	1,616,557
REX American Resources Corp. (a)	2,550	145,477
Rosetta Resources, Inc. (a)	3,719	173,231
RSP Permian, Inc. (a)	68,318	1,973,707
Sanchez Energy Corp. (a)	4,855	143,854
SemGroup Corp., Class A	3,308	217,269
Targa Resources Corp.	3,251	322,694
Vaalco Energy, Inc. (a)	217,137	1,856,521
Warren Resources, Inc. (a)	798,963	3,835,022
Western Refining, Inc.	251,153	9,694,506

		37,161,275
Paper & Forest Products — 2.4%
Boise Cascade Co. (a)	151,515	4,339,390
Clearwater Paper Corp. (a)	1,959	122,771
KapStone Paper and Packaging Corp. (a)	563,977	16,265,097

		20,727,258
Personal Products — 0.3%
USANA Health Sciences, Inc. (a)	36,993	2,787,053
Pharmaceuticals — 2.3%
Aerie Pharmaceuticals, Inc. (a)	19,731	418,100
Alexza Pharmaceuticals, Inc. (a)	1,000,249	—
Lannett Co., Inc. (a)	194,560	6,949,683
The Medicines Co. (a)	167,804	4,768,990
Nektar Therapeutics (a)	91,029	1,103,271
Questcor Pharmaceuticals, Inc.	43,000	2,791,990
Relypsa, Inc. (a)	9,949	296,580
Revance Therapeutics, Inc. (a)	35,386	1,114,659
Sciclone Pharmaceuticals, Inc. (a)	502,809	2,287,781

		19,731,054
Professional Services — 2.4%
The Dolan Co. (a)	14,888	238

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Professional Services (concluded)
Kforce, Inc.	518,536	$11,055,188
Mistras Group, Inc. (a)	9,994	227,563
RPX Corp. (a)(c)	573,842	9,342,148

		20,625,137
Real Estate Investment Trusts (REITs) — 2.3%
Altisource Residential Corp.	3	95
Aviv REIT, Inc.	13,664	334,085
Cedar Realty Trust, Inc.	94	574
DuPont Fabros Technology, Inc. (c)	253,452	6,100,590
The GEO Group, Inc.	32,299	1,041,320
Investors Real Estate Trust	22,709	203,927
MFA Financial, Inc.	64,568	500,402
PS Business Parks, Inc.	100,317	8,388,508
Sabra Health Care REIT, Inc.	81,572	2,275,043
Sovran Self Storage, Inc.	13,972	1,026,243

		19,870,787
Real Estate Management & Development — 0.5%
AV Homes, Inc. (a)	7	127
Forestar Group, Inc. (a)	182,418	3,247,040
Tejon Ranch Co. (a)	22,543	762,630

		4,009,797
Road & Rail — 0.4%
Ryder System, Inc.	6,603	527,712
Swift Transportation Co. (a)	106,788	2,643,003
Universal Truckload Services, Inc.	1,394	40,287

		3,211,002
Semiconductors & Semiconductor Equipment — 5.5%
Advanced Energy Industries, Inc. (a)	286,420	7,017,290
Alpha & Omega Semiconductor Ltd. (a)	62,511	460,081
Entegris, Inc. (a)	22,415	271,446
Inphi Corp. (a)	170,282	2,739,837
Intermolecular, Inc. (a)	280,962	786,694
Lattice Semiconductor Corp. (a)	29,189	228,842
Microsemi Corp. (a)	513,969	12,864,644
Pericom Semiconductor Corp. (a)	44,136	345,585
Silicon Image, Inc. (a)	665,251	4,590,232
Synaptics, Inc. (a)(c)	291,356	17,487,187
Tessera Technologies, Inc.	150	3,545

		46,795,383
Software — 8.5%
Aspen Technology, Inc. (a)	459,015	19,443,875
AVG Technologies NV (a)	314,044	6,582,362
Ebix, Inc. (c)	22,182	378,647
Interactive Intelligence Group, Inc. (a)	1,753	127,093
Manhattan Associates, Inc. (a)	534,781	18,733,378
Progress Software Corp. (a)	439,121	9,572,838
PROS Holdings, Inc. (a)	426,297	13,432,618
PTC, Inc. (a)	46,133	1,634,492
QAD, Inc., Class A	28,477	581,785
Rosetta Stone, Inc. (a)	97,813	1,097,462
Viggle, Inc. (a)	16,470	173,347

		71,757,897
Specialty Retail — 2.2%
ANN, Inc. (a)	12,173	504,936
Big 5 Sporting Goods Corp.	290,116	4,656,362
Brown Shoe Co., Inc.	34,516	916,055
The Container Store Group, Inc. (a)(c)	81,687	2,773,274
Haverty Furniture Cos., Inc.	89,400	2,655,180
Kirkland’s, Inc. (a)	59,545	1,100,987
Murphy USA, Inc. (a)	18,650	757,003

Common Stocks	Shares	Value
Specialty Retail (concluded)
Sears Hometown and Outlet Stores, Inc. (a)	192,860	$4,561,139
Systemax, Inc. (a)	16	239
The Wet Seal, Inc., Class A (a)	646,976	854,008

		18,779,183
Technology Hardware, Storage & Peripherals — 0.3%
Dot Hill Systems Corp. (a)	43,476	168,252
Immersion Corp. (a)	175,271	1,849,109
Quantum Corp. (a)	277,474	338,518

		2,355,879
Textiles, Apparel & Luxury Goods — 1.2%
Cherokee, Inc.	425	5,920
Deckers Outdoor Corp. (a)	1,628	129,800
Movado Group, Inc.	211,707	9,643,254
Vince Holding Corp. (a)	21,991	579,683

		10,358,657
Thrifts & Mortgage Finance — 1.0%
EverBank Financial Corp.	181,357	3,578,174
Heritage Financial Group, Inc.	11,636	228,647
HomeStreet, Inc.	193,847	3,789,709
MGIC Investment Corp. (a)	76,058	648,014
Provident Financial Holdings, Inc.	9,110	140,476

		8,385,020
Trading Companies & Distributors — 0.6%
Aceto Corp.	8,272	166,184
H&E Equipment Services, Inc. (a)	3,448	139,472
Stock Building Supply Holdings, Inc. (a)	10,569	214,762
Watsco, Inc.	48,012	4,796,879
Willis Lease Finance Corp. (a)	9,853	201,691

		5,518,988
Water Utilities — 0.6%
American States Water Co.	146,938	4,744,628
Total Common Stocks — 97.5%		827,305,336

Preferred Stocks
Software — 0.5%
MongoDB Series C (Acquired 12/19/13, cost $1,517,990) (a)(d)	60,511	1,518,221
MongoDB Series D (Acquired 12/19/13, cost $472,222) (a)(d)	18,824	472,294
MongoDB Series E (Acquired 12/19/13, cost $16,682) (a)(d)	665	16,685
Palantir Technologies, Inc. (Acquired 2/06/14, cost $1,999,998) (d)	326,264	1,999,998
Total Preferred Stocks — 0.5%		4,007,198

Warrants (e)
Real Estate Management & Development — 0.0%
Tejon Ranch Co. (Issued/Exercisable 8/08/13, 1 Share for 1 Warrant, Expires 8/31/16, Strike Price USD 40.00)(c)	3,330	12,155
Total Long-Term Investments (Cost — $711,417,825) — 98.0%		831,324,689

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	23

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	15,937,807	$15,937,807

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (f)(g)(h)	$52,750	52,750,304
Total Short-Term Securities (Cost — $68,688,111) — 8.1%		68,688,111

Value
Total Investments (Cost — $780,105,936) — 106.1%	$900,012,800
Liabilities in Excess of Other Assets — (6.1)%	(51,825,354)

Net Assets — 100.0%	$848,187,446

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Sold	Shares Held at March 31, 2014	Value at March 31, 2014	Realized Gain (Loss)
BioSpecifics Technologies Corp.[1]	339,291	(261,138)	78,153	$2,025,726	$773,917
Cbeyond, Inc.[1]	2,230,851	(774,697)	1,456,154	$10,557,117	$(4,039,248)
Gentium SpA — ADR[1]	1,267,927	(1,267,927)	—	—	$47,756,522

[1]	No longer an affiliated company or held by the Fund as of report date.

(c)	Security, or a portion of security, is on loan.

(d)	Restricted securities as to resale. As of report date, the Fund held restricted securities with a current value of $4,007,198 and an original cost of $4,006,892 which was 0.5% of its net assets.

(e)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	23,218,232	(7,280,425)	15,937,807	$2,611
BlackRock Liquidity Series, LLC, Money Market Series	$122,835,897	$(70,085,593)	$52,750,304	$489,479

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
159	E-Mini Russell 2000 Futures	Intercontinental Exchange	June 2014	USD	18,610,950	$(158,560)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$12,716,194	—	—	$12,716,194
Airlines	14,693,136	—	—	14,693,136
Auto Components	17,599,036	—	—	17,599,036
Banks	2,283,491	—	—	2,283,491
Biotechnology	63,098,014	—	—	63,098,014
Building Products	15,840,341	—	—	15,840,341
Capital Markets	6,903,279	—	—	6,903,279
Chemicals	9,627,404	—	—	9,627,404
Commercial Services & Supplies	5,119,882	—	—	5,119,882
Communications Equipment	27,350,119	—	—	27,350,119
Construction & Engineering	736,961	—	—	736,961
Consumer Finance	1,672,013	—	—	1,672,013
Containers & Packaging	8,465,764	—	—	8,465,764
Distributors	823,066	—	—	823,066
Diversified Consumer Services	9,246,695	—	—	9,246,695
Diversified Telecommunication Services	20,900,706	—	—	20,900,706
Electrical Equipment	17,471,077	—	—	17,471,077
Electronic Equipment, Instruments & Components	25,557,533	—	—	25,557,533
Energy Equipment & Services	3,532,909	—	—	3,532,909
Food & Staples Retailing	2,929,495	—	—	2,929,495
Food Products	12,961,870	—	—	12,961,870
Gas Utilities	63,124	—	—	63,124
Health Care Equipment & Supplies	50,022,179	—	—	50,022,179
Health Care Providers & Services	26,987,387	—	—	26,987,387
Health Care Technology	8,680,104	—	—	8,680,104
Hotels, Restaurants & Leisure	15,662,683	—	—	15,662,683
Household Durables	1,494,057	—	—	1,494,057
Insurance	5,851,345	—	—	5,851,345
Internet & Catalog Retail	3,516,799	—	—	3,516,799
Internet Software & Services	51,538,937	—	—	51,538,937
IT Services	23,654,339	—	—	23,654,339
Leisure Products	4,369,806	—	—	4,369,806
Life Sciences Tools & Services	3,054,813	—	—	3,054,813
Machinery	36,371,565	—	—	36,371,565
Marine	9,142,509	—	—	9,142,509
Media	9,074,300	—	—	9,074,300
Metals & Mining	1,473,161	—	—	1,473,161
Multi-Utilities	245	—	—	245
Oil, Gas & Consumable Fuels	36,964,363	—	$196,912	37,161,275
Paper & Forest Products	20,727,258	—	—	20,727,258
Personal Products	2,787,053	—	—	2,787,053
Pharmaceuticals	19,731,054	—	—	19,731,054
Professional Services	20,625,137	—	—	20,625,137
Real Estate Investment Trusts (REITs)	19,870,787	—	—	19,870,787
Real Estate Management & Development	4,009,797	—	—	4,009,797
Road & Rail	3,211,002	—	—	3,211,002
Semiconductors & Semiconductor Equipment	46,795,383	—	—	46,795,383
Software	71,584,550	—	173,347	71,757,897
Specialty Retail	18,779,183	—	—	18,779,183
Technology Hardware, Storage & Peripherals	2,355,879	—	—	2,355,879

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	25

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Level 1	Level 2	Level 3	Total
Textiles, Apparel & Luxury Goods	$10,358,657	—	—	$10,358,657
Thrifts & Mortgage Finance	8,385,020	—	—	8,385,020
Trading Companies & Distributors	5,518,988	—	—	5,518,988
Water Utilities	4,744,628	—	—	4,744,628
Preferred Stocks	—	—	$4,007,198	4,007,198
Warrants	12,155	—	—	12,155
Short-Term Securities	15,937,807	$52,750,304	—	68,688,111
Total	$842,885,039	$52,750,304	$4,377,457	$900,012,800

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(158,560)	—	—	$(158,560)

[1] Derivative financial instruments are financial futures contracts which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$837,280	—	—	$837,280
Liabilities:
Bank overdraft	—	$(2,613)	—	(2,613)
Collateral on securities loaned at value	—	(52,750,304)	—	(52,750,304)
Total	$837,280	$(52,752,917)	—	$(51,915,637)

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2014

Statements of Assets and Liabilities

March 31, 2014 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Assets
Investments at value — unaffiliated[2,3]	$575,231,920	$401,077,337	$831,324,689
Investments at value — affiliated[4]	60,653,495	12,550,311	68,688,111
Cash pledged for financial futures contracts	2,105,000	—	837,280
Foreign currency at value[5]	3,329,352	53,815	—
Variation margin receivable on financial futures contracts	1,819	—	374,510
Investments sold receivable	16,267,698	1,625,445	10,543,168
Unrealized appreciation on forward foreign currency exchange contracts	362,229	—	—
Unrealized appreciation on OTC swaps	1,106,610	—	—
Capital shares sold receivable	256,160	590,677	1,010,956
Dividends receivable — unaffiliated	1,706,057	119,459	56,866
Dividends receivable — affiliated	1,252	107	371
Receivable from Manager	39,611	24,298	—
Securities lending income receivable — affiliated	—	10,138	80,701
Prepaid expenses	50,060	47,563	56,973

Total assets	661,111,263	416,099,150	912,973,625

Liabilities
Bank overdraft	—	—	2,613
Options written at value[6]	380,361	—	—
Cash received as collateral for OTC derivatives	900,000	—	—
Collateral on securities loaned at value	—	10,457,192	52,750,304
Variation margin payable on financial futures contracts	981,250	—	—
Investments purchased payable	28	3,179,653	9,069,242
Unrealized depreciation on forward foreign currency exchange contracts	1,102,593	—	—
Capital shares redeemed payable	1,507,027	504,291	1,627,877
Investment advisory fees payable	444,477	286,428	408,706
Service and distribution fees payable	198,970	103,419	110,208
Officer’s and Trustees’ fees payable	5,658	2,335	11,457
Other affiliates payable	2,273	—	95,200
Other accrued expenses payable	529,817	276,899	710,572

Total Liabilities	6,052,454	14,810,217	64,786,179

Net Assets	$655,058,809	$401,288,933	$848,187,446

Net Assets Consist of
Paid-in capital	$563,600,586	$296,952,600	$588,580,367
Undistributed (accumulated) net investment income (loss)	12,044,632	(2,274,893)	(4,851,087)
Accumulated net realized gain	3,682,944	25,869,252	144,709,862
Net unrealized appreciation/depreciation	75,730,647	80,741,974	119,748,304

Net Assets	$655,058,809	$401,288,933	$848,187,446

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$500,724,137	$320,335,364	$711,417,825
[3] Securities loaned at value	—	$10,261,642	$52,611,050
[4] Investments at cost — affiliated	$60,402,156	$12,550,311	$68,688,111
[5] Foreign currency at cost	$3,315,012	$53,814	—
[6] Premiums received	$438,165	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	27

Statements of Assets and Liabilities (concluded)

March 31, 2014 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Net Asset Value
Institutional
Net assets	$55,716,700	$34,035,790	$451,264,502

Shares outstanding[2]	3,793,937	1,966,168	19,561,420

Net asset value	$14.69	$17.31	$23.07

Service
Net assets	$301,365	$2,242,370	$26,004,703

Shares outstanding[2]	20,806	139,703	1,250,597

Net asset value	$14.48	$16.05	$20.79

Investor A
Net assets	$488,085,929	$322,288,440	$333,802,207

Shares outstanding[2]	34,282,353	20,820,321	17,020,224

Net asset value	$14.24	$15.48	$19.61

Investor B
Net assets	$9,520,938	$3,994,432	$1,069,503

Shares outstanding[2]	738,115	306,837	72,589

Net asset value	$12.90	$13.02	$14.73

Investor C
Net assets	$100,269,175	$31,005,469	$36,046,531

Shares outstanding[2]	7,829,917	2,391,548	2,473,979

Net asset value	$12.81	$12.96	$14.57

Class R
Net assets	$1,164,702	$7,722,432	—

Shares outstanding[2]	79,590	502,954	—

Net asset value	$14.63	$15.35	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2014

Statements of Operations

Six Months Ended March 31, 2014 (Unaudited)	BlackRock Flexible Equity Fund[1]	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio

Investment Income
Dividends — unaffiliated	$15,310,080	$386,982	$2,425,784
Dividends — affiliated	6,548	382	2,611
Securities lending — affiliated — net	814	47,212	489,479
Other income — affiliated	9,080	18,726	172,901
Foreign taxes withheld	(196,066)	(23,890)	—

Total income	15,130,456	429,412	3,090,775

Expenses
Investment advisory	2,748,472	1,498,086	2,870,062
Service and distribution — class specific	1,208,103	566,468	640,672
Transfer agent — class specific	741,253	464,559	1,138,268
Administration	248,245	140,446	362,088
Administration — class specific	85,383	46,762	123,761
Professional	37,933	32,289	44,105
Registration	42,071	38,503	37,131
Custodian	35,491	10,865	73,580
Printing	19,710	7,526	30,798
Officer and Trustees	11,672	6,380	19,488
Miscellaneous	19,614	13,264	24,259
Recoupment of past waived fees — class specific	—	10,242	15,195

Total expenses	5,197,947	2,835,390	5,379,407
Less fees waived by Manager	(11,961)	(827)	(4,608)
Less administration fees waived — class specific	(85,308)	(39,872)	—
Less transfer agent fees waived — class specific	(50,276)	(62,839)	—
Less transfer agent fees reimbursed — class specific	(280,748)	(27,544)	—

Total expenses after fees waived and reimbursed	4,769,654	2,704,308	5,374,799

Net investment income (loss)	10,360,802	(2,274,896)	(2,284,024)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	69,720,568	30,345,904	145,601,406
Investments — affiliated	(1,777,073)	—	44,491,191
Options written	729,887	—	—
Financial futures contracts	(3,660,129)	—	2,052,048
Swaps	(2,000,601)	—	—
Foreign currency transactions	1,383,701	(9,025)	—

	64,396,353	30,336,879	192,144,645

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(38,824,543)	12,781,817	(24,346,944)
Investments — affiliated	333,715	—	(22,014,193)
Options written	149,769	—	—
Financial futures contracts	713,708	—	(321,252)
Swaps	1,768,225	—	—
Foreign currency translations	1,376,792	4	—

	(34,482,334)	12,781,821	(46,682,389)

Total realized and unrealized gain	29,914,019	43,118,700	145,462,256

Net Increase in Net Assets Resulting from Operations	$40,274,821	$40,843,804	$143,178,232

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	29

Statements of Changes in Net Assets

	BlackRock Flexible Equity Fund[1]		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income (loss)	$10,360,802	$7,677,041	$(2,274,896)	$(63,600)	$(2,284,024)	$(680,869)
Net realized gain	64,396,353	30,339,554	30,336,879	61,948,809	192,144,645	337,408,833
Net change in unrealized appreciation/depreciation	(34,482,334)	47,234,064	12,781,821	26,906,700	(46,682,389)	(35,983,349)

Net increase in net assets resulting from operations	40,274,821	85,250,659	40,843,804	88,791,909	143,178,232	300,744,615

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(973,756)	(1,253,277)[2]	—	—	—	(2,500,056)[2]
Service	(2,950)	(4,137)[2]	—	—	—	—
Investor A	(5,945,499)	(4,742,133)[2]	—	—	—	—
Investor B	(39,265)	(10,767)[2]	—	—	—	—
Investor C	(580,645)	(182,439)[2]	—	—	—	—
Class R	(7,904)	(7,295)[2]	—	—	—	—
Net realized gain:
Institutional	—	—	(3,566,206)	—	(224,335,020)	(94,587,297)[2]
Service	—	—	(359,600)	—	(8,970,316)	(3,052,314)[2]
Investor A	—	—	(48,709,954)	—	(114,556,719)	(37,128,147)[2]
Investor B	—	—	(773,466)	—	(545,137)	(164,432)[2]
Investor C	—	—	(4,928,001)	—	(14,869,102)	(3,289,903)[2]
Class R	—	—	(1,635,424)	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(7,550,019)	(6,200,048)	(59,972,651)	—	(363,276,294)	(140,722,149)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(70,267,394)	(279,569,298)	76,501,497	(33,574,893)	(186,203,034)	(296,762,969)

Net Assets
Total increase (decrease) in net assets	(37,542,592)	(200,518,687)	57,372,650	55,217,016	(406,301,096)	(136,740,503)
Beginning of period	692,601,401	893,120,088	343,916,283	288,699,267	1,254,488,542	1,391,229,045

End of period	$655,058,809	$692,601,401	$401,288,933	$343,916,283	$848,187,446	$1,254,488,542

Undistributed (accumulated) net investment income (loss)	$12,044,632	$9,233,849	$(2,274,893)	$3	$(4,851,087)	$(2,567,063)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights	BlackRock Flexible Equity Fund

	Institutional						Service
	Six Months Ended March 31, 2014 (Unaudited)[1]	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)[1]	Year Ended September 30,
		2013[1]	2012[1]	2011	2010	2009		2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.04	$12.53	$9.81	$10.53	$9.34	$9.94	$13.81	$12.30	$9.63	$10.33	$9.17	$9.78

Net investment income[2]	0.25	0.19	0.10	0.12	0.10	0.08	0.20	0.14	0.06	0.08	0.04	0.05
Net realized and unrealized gain (loss)	0.61	1.46	2.72	(0.74)	1.16	(0.61)	0.62	1.44	2.68	(0.73)	1.17	(0.60)

Net increase (decrease) from investment operations	0.86	1.65	2.82	(0.62)	1.26	(0.53)	0.82	1.58	2.74	(0.65)	1.21	(0.55)

Dividends from net investment income	(0.21)	(0.14)[3]	(0.10)[3]	(0.10)[3]	(0.07)[3]	(0.07)[3]	(0.15)	(0.07)[3]	(0.07)[3]	(0.05)[3]	(0.05)[3]	(0.06)[3]

Net asset value, end of period	$14.69	$14.04	$12.53	$9.81	$10.53	$9.34	$14.48	$13.81	$12.30	$9.63	$10.33	$9.17

Total Investment Return[4]
Based on net asset value	6.12%[5]	13.36%	28.90%	(6.03)%[6]	13.56%	(5.09)%	5.89%[5]	13.00%	28.58%	(6.38)%[6]	13.20%	(5.36)%

Ratios to Average Net Assets
Total expenses	1.11%[7,8]	1.15%[9]	1.13%	1.08%	1.13%	1.16%	1.31%[7,8]	1.75%[9]	1.95%	1.49%	1.31%	1.32%

Total expenses excluding recoupment of past waived fees	1.11%[7,8]	1.15%[9]	1.13%	1.08%	1.13%	1.16%	1.31%[7,8]	1.73%[9]	1.95%	1.49%	1.31%	1.32%

Total expenses after fees waived, reimbursed and paid indirectly	0.97%[7,8]	0.97%[9]	0.97%	0.97%	0.97%	0.95%	1.29%[7,8]	1.29%[9]	1.29%	1.29%	1.27%	1.26%

Net investment income	3.44%[7,8]	1.48%[9]	0.89%	0.98%	0.99%	1.00%	2.80%[7,8]	1.15%[9]	0.56%	0.65%	0.37%	0.69%

Supplemental Data
Net assets, end of period (000)	$55,717	$64,078	$142,963	$195,753	$204,286	$165,710	$301	$421	$674	$1,025	$737	$2,561

Portfolio turnover	51%	119%	156%	137%	123%	181%	51%	119%	156%	137%	123%	181%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	31

Financial Highlights (continued)	BlackRock Flexible Equity Fund

	Investor A						Investor B
	Six Months Ended March 31,	Year Ended September 30,					Six Months Ended March 31,	Year Ended September 30,
	2014						2014
	(Unaudited)[1]	2013[1]	2012[1]	2011	2010	2009	(Unaudited)[1]	2013[1]	2012[1]	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.59	$12.14	$9.50	$10.21	$9.06	$9.66	$12.26	$10.95	$8.58	$9.25	$8.23	$8.84

Net investment income (loss)[2]	0.22	0.14	0.07	0.08	0.06	0.05	0.14	0.04	(0.02)	(0.01)	(0.02)	(0.00)[3]
Net realized and unrealized gain (loss)	0.60	1.41	2.63	(0.72)	1.13	(0.59)	0.55	1.28	2.39	(0.65)	1.04	(0.56)

Net increase (decrease) from investment operations	0.82	1.55	2.70	(0.64)	1.19	(0.54)	0.69	1.32	2.37	(0.66)	1.02	(0.56)

Dividends from net investment income	(0.17)	(0.10)[4]	(0.06)[4]	(0.07)[4]	(0.04)[4]	(0.06)[4]	(0.05)	(0.01)[4]	—	(0.01)[4]	—	(0.05)[4]

Net asset value, end of period	$14.24	$13.59	$12.14	$9.50	$10.21	$9.06	$12.90	$12.26	$10.95	$8.58	$9.25	$8.23

Total Investment Return[5]
Based on net asset value	5.99%[6]	12.92%	28.54%	(6.33)%[7]	13.21%	(5.32)%	5.59%[6]	12.04%	27.62%	(7.17)%[7]	12.39%	(6.12)%

Ratios to Average Net Assets
Total expenses	1.41%[8,9]	1.43%[10]	1.40%	1.37%	1.40%	1.51%	2.47%[8,9]	2.42%[10]	2.31%	2.13%	2.22%	2.38%

Total expenses excluding recoupment of past waived fees	1.41%[8,9]	1.43%[10]	1.40%	1.37%	1.40%	1.51%	2.47%[8,9]	2.41%[10]	2.30%	2.12%	2.20%	2.38%

Total expenses after fees waived, reimbursed and paid indirectly	1.29%[8,9]	1.29%[10]	1.29%	1.29%	1.29%	1.26%	2.06%[8,9]	2.06%[10]	2.06%	2.06%	2.04%	2.02%

Net investment income (loss)	3.11%[8,9]	1.11%[10]	0.60%	0.66%	0.61%	0.70%	2.12%[8,9]	0.36%[10]	(0.19)%	(0.10)%	(0.24)%	(0.04)%

Supplemental Data
Net assets, end of period (000)	$488,086	$512,059	$615,464	$587,989	$726,666	$395,763	$9,521	$11,918	$17,465	$26,233	$42,239	$41,196

Portfolio turnover	51%	119%	156%	137%	123%	181%	51%	119%	156%	137%	123%	181%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[9]	Annualized.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock Flexible Equity Fund

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)[1]	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)[1]	Year Ended September 30,			Period July 30, 2010[2] to September 30, 2010
		2013[1]	2012[1]	2011	2010	2009		2013[1]	2012[1]	2011
Per Share Operating Performance
Net asset value, beginning of period	$12.20	$10.91	$8.55	$9.22	$8.20	$8.81	$13.94	$12.46	$9.75	$10.51	$10.24

Net investment income (loss)[3]	0.15	0.04	(0.02)	(0.01)	(0.01)	(0.00)[4]	0.24	0.10	0.03	0.04	0.00 [5]
Net realized and unrealized gain (loss)	0.53	1.27	2.38	(0.64)	1.03	(0.56)	0.56	1.45	2.71	(0.73)	0.27

Net increase (decrease) from investment operations	0.68	1.31	2.36	(0.65)	1.02	(0.56)	0.80	1.55	2.74	(0.69)	0.27

Dividends from net investment income	(0.07)	(0.02)[6]	—	(0.02)[6]	—	(0.05)[6]	(0.11)	(0.07)[6]	(0.03)[6]	(0.07)[6]	—

Net asset value, end of period	$12.81	$12.20	$10.91	$8.55	$9.22	$8.20	$14.63	$13.94	$12.46	$9.75	$10.51

Total Investment Return[7]
Based on net asset value	5.58%[8]	12.01%	27.60%	(7.11)%[9]	12.44%	(6.14)%	5.70%[8]	12.51%	28.13%	(6.66)%[9]	13.17%[8]

Ratios to Average Net Assets
Total expenses	2.16%[10,11]	2.20%[12]	2.18%	2.16%	2.22%	2.39%	1.71%[10,11]	1.78%[12]	1.78%	1.72%	2.21%[11]

Total expenses excluding recoupment of past waived fees	2.16%[10,11]	2.20%[12]	2.18%	2.16%	2.22%	2.39%	1.71%[10,11]	1.78%[12]	1.78%	1.70%	2.21%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.06%[10,11]	2.06%[12]	2.06%	2.06%	2.06%	2.02%	1.64%[10,11]	1.65%[12]	1.65%	1.65%	1.65%[11]

Net investment income (loss)	2.37%[10,11]	0.34%[12]	(0.18)%	(0.11)%	(0.17)%	(0.06)%	3.29%[10,11]	0.78%[12]	0.25%	0.31%	0.08%[11]

Supplemental Data
Net assets, end of period (000)	$100,269	$103,097	$115,242	$112,520	$148,923	$92,141	$1,165	$1,028	$1,312	$920	$838

Portfolio turnover	51%	119%	156%	137%	123%	181%	51%	119%	156%	137%	123%

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Amount is greater than $(0.005) per share.

[5]	Amount is less than $0.005 per share.

[6]	Determined in accordance with federal income tax regulations.

[7]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[11]	Annualized.

[12]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	33

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$18.22	$13.58	$11.10	$11.18	$10.27	$10.33	$17.05	$12.77	$10.49	$10.60	$9.78	$9.87

Net investment income (loss)[1]	(0.08)	0.05	0.04	(0.05)	(0.01)	(0.04)	(0.11)	(0.02)	(0.01)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	2.09	4.59	2.44	(0.03)	0.92	(0.02)	1.94	4.30	2.29	(0.01)	0.87	(0.03)

Net increase (decrease) from investment operations	2.01	4.64	2.48	(0.08)	0.91	(0.06)	1.83	4.28	2.28	(0.11)	0.82	(0.09)

Distributions from net realized gain	(2.92)	—	—	—	—	—	(2.83)	—	—	—	—	—

Net asset value, end of period	$17.31	$18.22	$13.58	$11.10	$11.18	$10.27	$16.05	$17.05	$12.77	$10.49	$10.60	$9.78

Total Investment Return[2]
Based on net asset value	12.37%[3]	34.17%	22.34%	(0.72)%[4]	8.86%[5]	(0.58)%[6]	12.09%[3]	33.52%	21.74%	(1.04)%[7]	8.38%[8]	(0.91)%[9]

Ratios to Average Net Assets
Total expenses	1.11%[10]	1.13%	1.11%	1.17%	1.15%	1.20%	1.58%[10]	1.67%	2.29%	1.87%	1.63%	1.65%

Total expenses excluding recoupment of past waived fees	1.07%[10]	1.11%	1.11%	1.17%	1.14%	1.20%	1.35%[10]	1.51%	2.29%	1.87%	1.62%	1.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.11%[10]	1.11%	1.07%	1.17%	1.15%	1.18%	1.58%[10]	1.58%	1.58%	1.58%	1.58%	1.51%

Net investment income (loss)	(0.86)%[10]	0.30%	0.27%	(0.38)%	(0.09)%	(0.44)%	(1.33)%[10]	(0.15)%	(0.06)%	(0.83)%	(0.52)%	(0.76)%

Supplemental Data
Net assets, end of period (000)	$34,036	$21,485	$18,526	$19,348	$24,421	$25,572	$2,242	$2,065	$1,865	$714	$330	$360

Portfolio turnover	55%	160%	88%	131%	76%	53%	55%	160%	88%	131%	76%	53%

[1]	Based on average shares outstanding.

[2]	Where applicable, assumes the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.90)%.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (0.87)%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.23)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.98%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.22)%.

[10]	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,

		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$16.56	$12.38	$10.15	$10.27	$9.47	$9.56	$14.27	$10.75	$8.88	$9.05	$8.42	$8.56

Net investment income (loss)[1]	(0.09)	0.00 [2]	(0.01)	(0.09)	(0.05)	(0.06)	(0.13)	(0.08)	(0.09)	(0.16)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	1.87	4.18	2.24	(0.03)	0.85	(0.03)	1.59	3.60	1.96	(0.01)	0.75	(0.04)

Net increase (decrease) from investment operations	1.78	4.18	2.23	(0.12)	0.80	(0.09)	1.46	3.52	1.87	(0.17)	0.63	(0.14)

Distributions from net realized gain	(2.86)	—	—	—	—	—	(2.71)	—	—	—	—	—

Net asset value, end of period	$15.48	$16.56	$12.38	$10.15	$10.27	$9.47	$13.02	$14.27	$10.75	$8.88	$9.05	$8.42

Total Investment Return[3]
Based on net asset value	12.21%[4]	33.76%	21.97%	(1.17)%[5]	8.45%[6]	(0.94)%[7]	11.76%[4]	32.74%	21.06%	(1.88)%[8]	7.48%[9]	(1.64)%[10]

Ratios to Average Net Assets
Total expenses	1.47%[11]	1.55%	1.55%	1.59%	1.58%	1.76%	2.66%[11]	2.70%	2.59%	2.43%	2.48%	2.73%

Total expenses excluding recoupment of past waived fees	1.47%[11]	1.55%	1.55%	1.56%	1.55%	1.72%	2.66%[11]	2.70%	2.59%	2.42%	2.47%	2.64%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[11]	1.39%	1.39%	1.58%	1.58%	1.59%	2.16%[11]	2.16%	2.16%	2.39%	2.38%	2.34%

Net investment income (loss)	(1.16)%[11]	0.03%	(0.06)%	(0.79)%	(0.51)%	(0.85)%	(1.93)%[11]	(0.66)%	(0.88)%	(1.58)%	(1.36)%	(1.57)%

Supplemental Data
Net assets, end of period (000)	$322,288	$282,726	$237,748	$232,924	$180,501	$181,159	$3,994	$4,330	$5,123	$7,596	$8,209	$11,978

Portfolio turnover	55%	160%	88%	131%	76%	53%	55%	160%	88%	131%	76%	53%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.03%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.26)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.01%.

[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	35

Financial Highlights (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$14.28	$10.75	$8.89	$9.05	$8.41	$8.56	$16.44	$12.32	$10.13	$10.25	$9.46	$9.56

Net investment loss[1]	(0.13)	(0.09)	(0.08)	(0.16)	(0.11)	(0.11)	(0.11)	(0.04)	(0.03)	(0.10)	(0.04)	(0.07)
Net realized and unrealized gain (loss)	1.58	3.62	1.94	(0.00)[2]	0.75	(0.04)	1.85	4.16	2.22	(0.02)	0.83	(0.03)

Net increase (decrease) from investment operations	1.45	3.53	1.86	(0.16)	0.64	(0.15)	1.74	4.12	2.19	(0.12)	0.79	(0.10)

Distributions from net realized gain	(2.77)	—	—	—	—	—	(2.83)	—	—	—	—	—

Net asset value, end of period	$12.96	$14.28	$10.75	$8.89	$9.05	$8.41	$15.35	$16.44	$12.32	$10.13	$10.25	$9.46

Total Investment Return[3]
Based on net asset value	11.70%[4]	32.84%	20.92%	(1.77)%[5]	7.61%[6]	(1.75)%[7]	11.99%[4]	33.44%	21.62%	(1.17)%[8]	8.35%[9]	(1.05)%[10]

Ratios to Average Net Assets
Total expenses	2.16%[11]	2.23%	2.31%	2.34%	2.33%	2.46%	1.71%[11]	1.74%	1.84%	1.91%	1.97%	2.04%

Total expenses excluding recoupment of past waived fees	2.14%[11]	2.23%	2.31%	2.31%	2.30%	2.44%	1.71%[11]	1.74%	1.84%	1.91%	1.97%	2.04%

Total expenses after fees waived, reimbursed and paid indirectly	2.16%[11]	2.16%	2.16%	2.33%	2.33%	2.34%	1.65%[11]	1.65%	1.65%	1.65%	1.65%	1.63%

Net investment loss	(1.94)%[11]	(0.75)%	(0.81)%	(1.54)%	(1.26)%	(1.59)%	(1.38)%[11]	(0.26)%	(0.28)%	(0.84)%	(0.44)%	(0.89)%

Supplemental Data
Net assets, end of period (000)	$31,005	$23,959	$18,774	$16,615	$12,578	$12,418	$7,722	$9,352	$6,663	$5,227	$4,138	$2,323

Portfolio turnover	55%	160%	88%	131%	76%	53%	55%	160%	88%	131%	76%	53%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.99)%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.13%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (2.10)%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.37)%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.93%.

[10]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (1.36)%.

[11]	Annualized.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights	BlackRock Small Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2014	Year Ended September 30,					Six Months Ended March 31, 2014	Year Ended September 30,
	(Unaudited)	2013	2012	2011	2010	2009	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$29.86	$26.67	$20.09	$20.42	$18.66	$20.33	$27.81	$25.01	$18.93	$19.29	$17.67	$19.30

Net investment income (loss)[1]	(0.04)	0.01	0.04	(0.13)	(0.12)	(0.07)	(0.07)	(0.06)	(0.04)	(0.18)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	3.35	5.90	7.14	(0.20)[2]	1.88 [2]	(1.60)[2]	3.09	5.49	6.72	(0.18)[2]	1.78 [2]	(1.53)[2]

Net increase (decrease) from investment operations	3.31	5.91	7.18	(0.33)	1.76	(1.67)	3.02	5.43	6.68	(0.36)	1.62	(1.63)

Dividends and distributions from:
Net investment income	—	(0.07)[3]	—	—	—	—	—	—	—	—	—	—
Net realized gain	(10.10)	(2.65)[3]	(0.60)[3]	—	—	—	(10.04)	(2.63)[3]	(0.60)[3]	—	—	—

Total dividends and distributions	(10.10)	(2.72)	(0.60)	—	—	—	(10.04)	(2.63)	(0.60)	—	—	—

Net asset value, end of period	$23.07	$29.86	$26.67	$20.09	$20.42	$18.66	$20.79	$27.81	$25.01	$18.93	$19.29	$17.67

Total Investment Return[4]
Based on net asset value	12.76%[5]	25.36%	36.16%	(1.62)%[6,7]	9.43%[7]	(8.22)%[7,8]	12.62%[5]	24.96%	35.72%	(1.87)%[6,7]	9.17%[7]	(8.45)%[7,9]

Ratios to Average Net Assets
Total expenses	0.90%[10]	0.82%	0.82%	0.80%	0.83%	0.88%	1.11%[10]	1.12%	1.20%	1.07%	1.10%	1.15%

Total expenses excluding recoupment of past waived fees	0.90%[10]	0.82%	0.82%	0.80%	0.83%	0.88%	1.11%[10]	1.12%	1.20%	1.07%	1.10%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.90%[10]	0.82%	0.82%	0.80%	0.83%	0.88%	1.11%[10]	1.12%	1.17%	1.07%	1.10%	1.11%

Net investment income (loss)	(0.28)%[10]	0.06%	0.15%	(0.55)%	(0.59)%	(0.48)%	(0.57)%[10]	(0.25)%	(0.15)%	(0.81)%	(0.86)%	(0.70)%

Supplemental Data
Net assets, end of period (000)	$451,265	$862,261	$979,582	$931,857	$806,461	$855,375	$26,005	$24,792	$29,281	$23,683	$47,917	$43,932

Portfolio turnover	52%	175%	147%	141%	128%	82%	52%	175%	147%	141%	128%	82%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.26)%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.50)%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	37

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Investor A						Investor B
	Six Months Ended March 31,	Year Ended September 30,					Six Months Ended March 31,	Year Ended September 30,
	2014						2014
	(Unaudited)	2013	2012	2011	2010	2009	(Unaudited)	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$26.75	$24.17	$18.31	$18.69	$17.14	$18.76	$22.34	$20.50	$15.75	$16.20	$15.00	$16.56

Net investment loss[1]	(0.07)	(0.06)	(0.04)	(0.21)	(0.18)	(0.13)	(0.13)	(0.21)	(0.21)	(0.32)	(0.30)	(0.21)
Net realized and unrealized gain (loss)	2.96	5.27	6.50	(0.17)[2]	1.73 [2]	(1.49)[2]	2.39	4.41	5.56	(0.13)[2]	1.50 [2]	(1.35)[2]

Net increase (decrease) from investment operations	2.89	5.21	6.46	(0.38)	1.55	(1.62)	2.26	4.20	5.35	(0.45)	1.20	(1.56)

Distributions from net realized gain	(10.03)	(2.63)[3]	(0.60)[3]	—	—	—	(9.87)	(2.36)[3]	(0.60)[3]	—	—	—

Net asset value, end of period	$19.61	$26.75	$24.17	$18.31	$18.69	$17.14	$14.73	$22.34	$20.50	$15.75	$16.20	$15.00

Total Investment Return[4]
Based on net asset value	12.62%[5]	24.91%	35.73%	(2.03)%[6,7]	9.04%[7]	(8.64)%[7,8]	12.15%[5]	23.92%	34.46%	(2.78)%[6,7]	8.00%[7]	(9.42)%[7,9]

Ratios to Average Net Assets
Total expenses	1.15%[10]	1.14%	1.17%	1.18%	1.22%	1.33%	1.99%[10]	1.98%	2.07%	1.96%	2.19%	2.30%

Total expenses excluding recoupment of past waived fees	1.15%[10]	1.14%	1.17%	1.18%	1.22%	1.33%	1.99%[10]	1.98%	2.07%	1.96%	2.07%	2.20%

Total expenses after fees waived, reimbursed and paid indirectly	1.15%[10]	1.14%	1.17%	1.18%	1.22%	1.33%	1.99%[10]	1.98%	2.07%	1.96%	2.19%	2.20%

Net investment loss	(0.61)%[10]	(0.25)%	(0.18)%	(0.94)%	(0.98)%	(0.92)%	(1.43)%[10]	(1.08)%	(1.12)%	(1.72)%	(1.94)%	(1.72)%

Supplemental Data
Net assets, end of period (000)	$333,802	$332,978	$352,073	$235,400	$269,080	$240,361	$1,070	$1,265	$1,506	$1,687	$2,369	$3,327

Portfolio turnover	52%	175%	147%	141%	128%	82%	52%	175%	147%	141%	128%	82%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (8.69)%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.48)%.

[10]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$22.23	$20.50	$15.73	$16.19	$14.99	$16.56

Net investment loss[1]	(0.12)	(0.21)	(0.19)	(0.35)	(0.30)	(0.22)
Net realized and unrealized gain (loss)	2.38	4.38	5.56	(0.11)[2]	1.50 [2]	(1.35)[2]

Net increase (decrease) from investment operations	2.26	4.17	5.37	(0.46)	1.20	(1.57)

Distributions from net realized gain	(9.92)	(2.44)[3]	(0.60)[3]	—	—	—

Net asset value, end of period	$14.57	$22.23	$20.50	$15.73	$16.19	$14.99

Total Investment Return[4]
Based on net asset value	12.20%[5]	23.91%	34.63%	(2.84)%[6,7]	8.01%[7]	(9.48)%[7,8]

Ratios to Average Net Assets
Total expenses	1.90%[9]	1.95%	1.99%	2.08%	2.19%	2.31%

Total expenses excluding recoupment of past waived fees	1.90%[9]	1.95%	1.99%	2.05%	2.13%	2.29%

Total expenses after fees waived, reimbursed and paid indirectly	1.90%[9]	1.95%	1.99%	2.07%	2.16%	2.22%

Net investment loss	(1.37)%[9]	(1.06)%	(0.99)%	(1.83)%	(1.92)%	(1.81)%

Supplemental Data
Net assets, end of period (000)	$36,047	$33,193	$28,787	$23,947	$33,219	$25,915

Portfolio turnover	52%	175%	147%	141%	128%	82%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been (9.54)%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	39

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock Flexible Equity Fund (“Flexible Equity”), BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as diversified. Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation: The accompanying consolidated financial statements of Flexible Equity include the accounts of BlackRock Flexible Equity Fund Subsidiary, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Flexible Equity, and primarily invests in commodity-related instruments. The Subsidiary enables Flexible Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Flexible Equity may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Flexible Equity, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market

40	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, and swaps), that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net

BLACKROCK FUNDS	MARCH 31, 2014	41

Notes to Financial Statements (continued)

investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under US GAAP for such investments held by the Subsidiary may differ significantly from income dividends and capital gain distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Subsidiaries.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Funds or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: Flexible Equity may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer Flexible Equity a return measured by the change in the value of the underlying security or basket of securities (the“underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow Flexible Equity to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, Flexible Equity the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by Flexible Equity as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Flexible Equity must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by Flexible Equity since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of March 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

42	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA as of March 31, 2014:

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$3,208,899	$(3,208,899)	—
Deutsche Bank Securities, Inc.	54,799	(54,799)	—
Goldman Sachs & Co.	6,121,168	(6,121,168)	—
JP Morgan Securities LLC	438,388	(438,388)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	438,388	(438,388)	—

Total	$10,261,642	$(10,261,642)	—

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $10,457,192 has been received in connection with securities lending agreements.

Small Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital Inc.	$3,227,133	$(3,227,133)	—
Citigroup Global Markets, Inc.	12,934,056	(12,907,175)	$26,881
Deutsche Bank Securities, Inc.	90	(90)	—
Goldman Sachs & Co.	6,722,197	(6,628,649)	93,548
JP Morgan Securities LLC	2,107,784	(2,107,784)	—
Morgan Stanley	10,680,682	(10,680,682)	—
UBS Securities LLC	16,939,108	(16,792,333)	146,775

Total	$52,611,050	$(52,343,846)	$120,429

[1]

Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $52,750,304 has been received in connection with securities lending agreements.

[2]

The market value of the loaned securities is determined as of March 31,2014. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Flexible Equity and Small Cap Growth Equity purchase and/or sell financial futures contracts and options on financial future contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, Flexible Equity and Small Cap Growth Equity are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, Flexible Equity and Small Cap Growth Equity agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by Flexible Equity and Small Cap Growth Equity as unrealized appreciation or depreciation; and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, Flexible Equity and Small Cap Growth Equity record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Flexible Equity enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by Flexible Equity, help to manage the overall exposure to the currencies in which some of the investments held by Flexible Equity are denominated. The contract is marked-to-market daily and the change in market value is recorded by Flexible Equity as an unrealized gain or loss. When the contract is closed, Flexible Equity records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Flexible Equity purchases and writes call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during

BLACKROCK FUNDS	MARCH 31, 2014	43

Notes to Financial Statements (continued)

the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Flexible Equity enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — Flexible Equity enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014
Derivative Assets
		Flexible Equity
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$362,229
Equity contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on OTC swaps[1] ; Investments at value — unaffiliated[2] ;	$4,423,140

Total		$4,785,369

Derivative Liabilities
		Flexible Equity	Small Cap Growth Equity
	Statements of Assets and Liabilities Location		Value
Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	$1,102,593	—
Equity contracts	Net unrealized appreciation/depreciation[1] ; Options written at value	380,361	$158,560

Total		$1,482,954	$158,560

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

44	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2014
Net Realized Gain (Loss) From
	Flexible Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency transactions	$1,668,890	—
Equity contracts:
Financial futures contracts	(3,660,129)	$2,052,048
Swaps	(2,000,601)	—
Options[3]	(3,878,802)	—

Total	$(7,870,642)	$2,052,048

Net Change in Unrealized Appreciation/Depreciation on
	Flexible Equity	Small Cap Growth Equity
Foreign currency exchange contracts:
Foreign currency translations	$1,579,769	—
Equity contracts:
Financial futures contracts	713,708	$(321,252)
Swaps	1,768,225	—
Options[3]	3,891,704

Total	$7,953,406	$(321,252)

[3]	Options purchased are included in the net realized gain (loss) from investments — unaffiliated and net change in unrealized appreciation/ depreciation on investments — unaffiliated.

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Flexible Equity	Small Cap Growth Equity
Financial futures contracts:
Average number of contracts purchased	—	159
Average notional value of contracts purchased	—	$18,538,605
Average number of contracts sold	325	—
Average notional value of contracts sold	$37,880,805	—
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	5	—
Average number of contracts - USD sold	4	—
Average USD amounts purchased	$106,392,083	—
Average USD amounts sold	$16,550,639	—
Options:
Average number of option contracts purchased	10,363
Average number of option contracts written	1,250	—
Average notional value of option contracts purchased	$58,594,131	—
Average notional value of option contracts written	$8,183,450	—
Total return swaps:
Average number of contracts	3	—
Average notional value	$18,495,446	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement

BLACKROCK FUNDS	MARCH 31, 2014	45

Notes to Financial Statements (continued)

and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the

Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At March 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

	Flexible Equity			Small Cap Growth Equity
	Assets		Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	1,819		$981,250	$374,510	—
Forward foreign currency exchange contracts	$362,229		1,102,593	—	—
Options	2,775,910	[1]	380,361	—	—
Swaps - OTC[2]	1,106,610		—	—	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,246,568		$2,464,204	$374,510	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,777,729)		(1,361,611)	(374,510)	—

Total derivative assets and liabilities subject to an MNA	$1,468,839		$1,102,593	—	—

[1]	Includes options purchased at value which are included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2]	Includes unrealized appreciation/depreciation on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of March 31, 2014:

Flexible Equity
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$53,537	—	—	—	$53,537
Citibank N.A.	1,306,024	$(23,882)	—	$(900,000)	382,142
JPMorgan Chase Bank N.A.	84,447	—	—	—	84,447
Toronto-Dominion Bank	24,831	—	—	—	24,831

Total	$1,468,839	$(23,882)	—	$(900,000)	$544,957

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
BNP Paribas S.A.	$507,745	—	—	—	$507,745
Citibank N.A.	23,882	$(23,882)	—	—	—
Deutsche Bank AG	570,966	—	—	—	570,966

Total	$1,102,593	$(23,882)	—	—	$1,078,711

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.
[3]	Net amount represents the net amount receivable from the counterparty in the event of default.
[4]	Net amount represents the net amount payable due to the counterparty in the event of default.

46	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Flexible Equity and Mid-Cap Growth Equity	Small Cap Growth Equity
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	0.800%	0.550%
$1 Billion - $2 Billion	0.700%	0.500%
$2 Billion - $3 Billion	0.650%	0.475%
Greater than $3 Billion	0.625%	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Flexible Equity pays the Manager based on Flexible Equity’s net assets which include the assets of the Subsidiary.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-

dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Service	$423	$2,775	$33,075
Investor A	634,320	382,289	422,557
Investor B	54,747	21,076	6,167
Investor C	515,757	138,446	178,873
Class R	2,856	21,882	—

Total	$1,208,103	$566,468	$640,672

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2014, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Flexible Equity	$2,864
Mid-Cap Growth Equity	$4,164
Small Cap Growth Equity	$38,302

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$1,293	$832	$1,753
Investor A	43,900	63,998	3,125
Investor B	3,931	2,701	74
Investor C	1,126	746	664
Class R	26	91	—

Total	$50,276	$68,368	$5,616

For the six months ended March 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$53,195	$14,274	$714,143
Service	189	1,554	23,049
Investor A	548,522	396,332	360,010
Investor B	28,374	15,055	1,852
Investor C	109,486	26,302	39,214

BLACKROCK FUNDS	MARCH 31, 2014	47

Notes to Financial Statements (continued)

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Class R	$1,487	$11,042	—

Total	$741,253	$464,559	$1,138,268

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration-class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended March 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Flexible Equity	$259,330
Mid-Cap Growth Equity	$142,955
Small Cap Growth Equity	$381,126

For the six months ended March 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$8,079	$3,167	$73,571
Service	42	278	3,308
Investor A	62,856	38,228	42,256
Investor B	1,369	532	154
Investor C	12,894	3,463	4,472
Class R	143	1,094	—

Total	$85,383	$46,762	$123,761

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived – class specific in the Statements of Operations.

The Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
	Contractual[1]	Contractual[2]	Contractual[2]	Voluntary[3]
Institutional	0.97%	1.11%	1.02%	—
Service	1.29%	1.58%	1.29%	1.18%
Investor A	1.29%	1.39%	1.50%	—
Investor B	2.06%	2.16%	2.28%	—
Investor C	2.06%	2.16%	2.28%	—
Class R	1.65%[4]	1.65%	1.72%[5]	—

[1]

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015, except for Class R Shares which is prior to February 1, 2024, unless approved by the Board, including a majority of the independent Trustees.

[2]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the independent Trustees.

[3]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[4]	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten year term.

[5]	There were no shares outstanding as of March 31, 2014.

These amounts waived or reimbursed are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2014, class specific expense waivers or reimbursements are as follows:

Administration Fees Waived
	Flexible Equity	Mid-Cap Growth Equity
Institutional	$8,079	—
Service	23	—
Investor A	62,856	$38,228
Investor B	1,369	532
Investor C	12,894	154
Class R	87	958

Total	$85,308	$39,872

Transfer Agent Fees Waived
	Flexible Equity	Mid-Cap Growth Equity
Institutional	$1,293	—
Investor A	43,900	$60,112
Investor B	3,931	2,701
Investor C	1,126	—
Class R	26	26

Total	$50,276	$62,839

Transfer Agent Fees Reimbursed
	Flexible Equity	Mid-Cap Growth Equity
Institutional	$34,834	—
Service	9	—
Investor A	193,538	$18,562

48	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed
	Flexible Equity	Mid-Cap Growth Equity
Investor B	$16,685	$7,343
Investor C	35,443	—
Class R	239	1,639

Total	$280,748	$27,544

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2014, the Manager recouped the following Fund level and class specific waivers previously recorded by the Funds:

	Mid-Cap Growth Equity	Small Cap Growth Equity
Institutional	$5,248	$15,195
Service	2,582	—
Investor C	2,412	—

Total	$10,242	$15,195

On March 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015	2016
Flexible Equity
Fund Level	$3,058	$4,185	—
Institutional	$286,798	$161,208	$44,206
Service	$7,949	$2,177	$32
Investor A	$668,091	$726,434	$300,294
Investor B	$57,761	$50,744	$21,985
Investor C	$140,462	$141,245	$49,463
R Shares	$1,419	$1,533	$352
Mid-Cap Growth Equity
Institutional	$868	$2,628	—
Service	$4,864	$1,701	—
Investor A	$397,817	$387,828	$116,902
Investor B	$28,651	$24,471	$10,576
Investor C	$26,056	$14,126	$154
R Shares	$11,748	$6,418	$2,623

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Flexible Equity	$4,440
Mid-Cap Growth Equity	$14,289
Small Cap Growth Equity	$10,151

For the six months ended March 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Flexible Equity	$11	$1,221	$2,327
Mid-Cap Growth Equity	$250	$296	$977
Small Cap Growth Equity	$1,448	$53	$1,286

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective February 1, 2014, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Fund, pursuant to the securities lending agreement will retain for the remainder of the calendar year, securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund, if any, is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2014, the Funds paid BIM for securities lending agent services as follows:

Flexible Equity	$438
Mid-Cap Growth Equity	$18,966
Small Cap Growth Equity	$218,457

BLACKROCK FUNDS	MARCH 31, 2014	49

Notes to Financial Statements (continued)

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2014, were as follows:

	Purchases	Sales
Flexible Equity	$328,949,415	$428,225,882
Mid-Cap Growth Equity	$219,066,817	$204,756,228
Small Cap Growth Equity	$538,381,038	$1,079,825,452

Transactions in options written for the six months ended March 31, 2014, were as follows:

Flexible Equity
	Calls
	Contracts	Premiums Received

Outstanding options, beginning of period	1,149	$79,236
Options written	14,097	2,799,647
Options exercised	(1,251)	(430,957)
Options expired	(3,756)	(350,440)
Options closed	(7,739)	(1,659,321)

Outstanding options, end of period	2,500	$438,165

7. Income Tax Information:

As of September 30, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $62,693,400, all of which is due to expire September 30, 2017.

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Flexible Equity	Mid-Cap Growth Equity	Small Cap Growth Equity
Tax cost	$563,514,128	$333,429,685	$785,356,202

Gross unrealized appreciation	$85,903,329	$82,281,050	$146,395,832
Gross unrealized depreciation	(13,532,042)	(2,083,087)	(31,739,234)

Net unrealized appreciation	$72,371,287	$80,197,963	$114,656,598

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended March 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of March 31, 2014, Flexible Equity invested a significant portion of its assets in securities in the consumer discretionary and financials sectors. Mid-Cap Growth Equity invested a significant portion of its assets in securities in the consumer discretionary, information technology and industrials sectors. Small Cap Growth Equity invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting these sectors would have a greater impact on the respective Funds and could affect the value, income and/or liquidity of positions in such securities.

50	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Flexible Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	559,559	$8,152,413	1,480,403	$19,061,403
Shares issued in reinvestment of dividends	61,089	904,109	78,980	961,390
Shares redeemed	(1,392,156)	(20,315,394)	(8,399,300)	(107,020,444)

Net decrease	(771,508)	$(11,258,872)	(6,839,917)	$(86,997,651)

Service
Shares sold	1,277	$18,069	4,658	$59,314
Shares issued in reinvestment of dividends	202	2,950	344	4,137
Shares redeemed	(11,152)	(160,461)	(29,279)	(361,847)

Net decrease	(9,673)	$(139,442)	(24,277)	$(298,396)

Investor A
Shares sold and automatic conversion of shares	964,410	$13,598,485	2,981,374	$37,203,485
Shares issued in reinvestment of dividends	404,269	5,805,298	392,256	4,639,298
Shares redeemed	(4,764,519)	(67,486,838)	(16,386,872)	(202,891,873)

Net decrease	(3,395,840)	$(48,083,055)	(13,013,242)	$(161,049,090)

Investor B
Shares sold	2,095	$26,543	9,549	$106,426
Shares issued in reinvestment of dividends	2,955	38,498	964	10,535
Shares redeemed and automatic conversion of shares	(238,928)	(3,050,694)	(633,285)	(7,157,447)

Net decrease	(233,878)	$(2,985,653)	(622,772)	$(7,040,486)

Investor C
Shares sold	159,987	$2,030,858	441,994	$5,001,546
Shares issued in reinvestment of dividends	43,155	558,433	16,337	175,633
Shares redeemed	(824,780)	(10,474,039)	(2,573,973)	(28,939,114)

Net decrease	(621,638)	$(7,884,748)	(2,115,642)	$(23,761,935)

Class R
Shares sold	27,724	$401,513	14,316	$204,012
Shares issued in reinvestment of dividends	536	7,904	19,595	238,521
Shares redeemed	(22,435)	(325,041)	(65,492)	(864,273)

Net increase (decrease)	5,825	$84,376	(31,581)	$(421,740)

Total Net Decrease	(5,026,712)	$(70,267,394)	(22,647,431)	$(279,569,298)

BLACKROCK FUNDS	MARCH 31, 2014	51

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	767,597	$13,691,360	177,733	$2,878,224
Shares issued in reinvestment of distributions	194,583	3,105,529	—	—
Shares redeemed	(174,960)	(3,018,067)	(362,839)	(5,180,039)

Net increase (decrease)	787,220	$13,778,822	(185,106)	$(2,301,815)

Service
Shares sold	28,498	$485,687	13,860	$183,892
Shares issued in reinvestment of distributions	24,218	359,153	—	—
Shares redeemed	(34,065)	(553,346)	(38,893)	(564,426)

Net increase (decrease)	18,651	$291,494	(25,033)	$(380,534)

Investor A
Shares sold and automatic conversion of shares	1,756,617	$27,968,905	1,038,890	$14,803,094
Shares issued in reinvestment of distributions	3,329,309	47,575,761	—	—
Shares redeemed	(1,333,503)	(21,152,622)	(3,177,171)	(43,484,976)

Net increase (decrease)	3,752,423	$54,392,044	(2,138,281)	$(28,681,882)

Investor B
Shares sold	9,200	$126,727	8,359	$106,415
Shares issued in reinvestment of distributions	63,066	759,319	—	—
Shares redeemed and automatic conversion of shares	(68,903)	(931,755)	(181,592)	(2,167,718)

Net increase (decrease)	3,363	$(45,709)	(173,233)	$(2,061,303)

Investor C
Shares sold	501,067	$6,776,552	279,854	$3,492,185
Shares issued in reinvestment of distributions	396,072	4,748,893	—	—
Shares redeemed	(183,652)	(2,421,775)	(347,917)	(4,134,057)

Net increase (decrease)	713,487	$9,103,670	(68,063)	$(641,872)

Class R
Shares sold	136,352	$2,174,055	200,992	$2,814,955
Shares issued in reinvestment of distributions	115,333	1,635,424	—	—
Shares redeemed	(317,590)	(4,828,303)	(173,049)	(2,322,442)

Net increase (decrease)	(65,905)	$(1,018,824)	27,943	$492,513

Total Net Increase (Decrease)	5,209,239	$76,501,497	(2,561,773)	$(33,574,893)

Small Cap Growth Equity
Institutional
Shares sold	2,823,048	$74,478,049	10,643,445	$269,637,687
Shares issued in reinvestment of dividends and distributions	9,997,391	219,842,574	4,121,612	93,766,649
Shares redeemed	(22,135,762)	(577,293,992)	(22,615,252)	(594,896,244)

Net decrease	(9,315,323)	$(282,973,369)	(7,850,195)	$(231,491,908)

52	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	202,017	$4,818,887	245,960	$5,973,963
Shares issued in reinvestment of distributions	452,078	8,964,705	138,883	2,949,869
Shares redeemed	(294,961)	(6,686,955)	(664,355)	(16,295,845)

Net increase (decrease)	359,134	$7,096,637	(279,512)	$(7,372,013)

Investor A
Shares sold and automatic conversion of shares	2,207,426	$47,329,272	3,182,798	$74,853,134
Shares issued in reinvestment of distributions	6,048,548	113,168,173	1,800,128	36,794,609
Shares redeemed	(3,681,825)	(84,730,421)	(7,105,594)	(170,531,397)

Net increase (decrease)	4,574,149	$75,767,024	(2,122,668)	$(58,883,654)

Investor B
Shares sold	2,277	$38,239	5,873	$119,158
Shares issued in reinvestment of distributions	34,769	489,889	9,190	157,884
Shares redeemed and automatic conversion of shares	(21,071)	(319,940)	(31,902)	(630,671)

Net increase (decrease)	15,975	$208,188	(16,839)	$(353,629)

Investor C
Shares sold	252,080	$4,313,859	426,789	$8,393,879
Shares issued in reinvestment of distributions	1,031,671	14,371,093	185,401	3,168,491
Shares redeemed	(302,927)	(4,986,466)	(523,586)	(10,224,135)

Net increase	980,824	$13,698,486	88,604	$1,338,235

Total Net Decrease	(3,385,241)	$(186,203,034)	(10,180,610)	$(296,762,969)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Fund became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Fund can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK FUNDS	MARCH 31, 2014	53

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

54	BLACKROCK FUNDS	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at

http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling

(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2014	55

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

56	BLACKROCK FUNDS	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2014	57

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Midcap-3/31-SAR

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock FundsSM

„   BlackRock Global Opportunities Portfolio

„   BlackRock Health Sciences Opportunities Portfolio

„   BlackRock International Opportunities Portfolio

„   BlackRock Science & Technology Opportunities Portfolio

„   BlackRock U.S. Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK FUNDS	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in Feb-ruary as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014	BlackRock Global Opportunities Portfolio

Investment Objective

BlackRock Global Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the MSCI All Country World Index (“ACWI”), while Investor B, Investor C and Class R Shares of the Fund underperformed the benchmark.

What factors influenced performance?

•

Stock selection contributed positively to the Fund’s performance in the industrials, materials and information technology (“IT”) sectors. In industrials, standout performance came from select positions such as United Rentals, Inc., which continued to benefit from a broad-based construction recovery, and American Airlines Group, Inc., which benefited from increased pricing power due to industry consolidation. In the materials sector, strong performance came from selection in the specialty chemicals segment, where the Fund continued to favor well-capitalized businesses with the ability to consistently grow and generate cash flow in excess of their cost of capital. Within IT, the Fund’s internet software holdings added to returns attributable to a preference for emerging technology and businesses with high potential for monetizing their new products or subscribers.

•

Detracting from performance was stock selection in the energy sector. In particular, Eurasia Drilling Co. Ltd., a Russian provider of onshore drilling services, came under pressure on account of drilling contract disruptions coupled with the geopolitical turmoil in Ukraine, which ultimately led to the Fund exiting the position. In health care, the Fund’s exposure to biotechnology hurt returns as the industry experienced selling pressure during October 2013 and again in March 2014 due to investors taking profits on their recent strong performance.

Describe recent portfolio activity.

•

During the six-month period, the Fund pared back exposure to Japan, moving to a slight underweight versus the benchmark index, with most of the sales within consumer discretionary, financials and materials. The proceeds were rotated into stock-specific ideas within industrials and also financial stocks that are more sensitive to a recovering U.S. economy.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period overweight in European equities and underweight developed markets in the Americas and Asia ex-Japan. From a sector perspective, the Fund was most notably overweight in industrials and health care, while the most significant underweights were in energy and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Google, Inc., Class A	2%
Apple, Inc.	2
JPMorgan Chase & Co.	2
NH Hoteles SA	2
Covidien PLC	2
Citigroup, Inc.	2
Kennedy-Wilson Holdings, Inc.	1
Anheuser-Busch InBev NV	1
BankUnited, Inc.	1
Vivendi SA	1

Geographic Allocation	Percent of Long-Term Investments

United States	48%
United Kingdom	7
France	5
Germany	5
Ireland	5
Japan	5
China	3
Spain	3
Switzerland	3
Italy	2
Sweden	2
Other[1]	12

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

4	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund will invests at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed-income securities, including corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds).

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.87%	18.49%	N/A	16.69%	N/A	6.00%	N/A
Investor A	8.63	18.22	12.01%	16.42	15.17%	5.70	5.00%
Investor B	8.24	17.17	12.67	15.62	15.39	4.93	4.93
Investor C	8.19	17.16	16.16	15.63	15.63	4.89	4.89
Class R	8.36	17.66	N/A	15.93	N/A	5.31	N/A
MSCI All Country World Index (ACWI)	8.48	16.55	N/A	17.80	N/A	5.15	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on January 31, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,088.70	$5.52	$1,000.00	$1,019.65	$5.34	1.06%
Investor A	$1,000.00	$1,086.30	$6.92	$1,000.00	$1,018.30	$6.69	1.33%
Investor B	$1,000.00	$1,082.40	$11.32	$1,000.00	$1,014.06	$10.95	2.18%
Investor C	$1,000.00	$1,081.90	$11.11	$1,000.00	$1,014.26	$10.75	2.14%
Class R	$1,000.00	$1,083.60	$8.93	$1,000.00	$1,016.36	$8.65	1.72%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	5

Fund Summary as of March 31, 2014	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund underperformed its benchmark, the Russell 3000® Health Care Index, and outperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 3000® Health Care Index.

What factors influenced performance?

•

The Fund’s underperformance relative to the benchmark index was attributable mostly to an overweight allocation and stock selection in the biotechnology industry. During October 2013 and again in March 2014, biotechnology stocks experienced selling pressure due to investors taking profits on their recent strong performance, with small and medium capitalization stocks declining the most. Also detracting from relative performance was the Fund’s underweight allocation to pharmaceuticals as investors preferred the stability of these large capitalization companies during periods of market turbulence.

•

Key contributors to relative performance were the Fund’s overweight allocation and stock selection in the life sciences tools & services industry and an underweight allocation and stock selection in health care services.

Describe recent portfolio activity.

•

During the fourth quarter of 2013, the Fund sold several of its biotechnology holdings given their recent strong price appreciation and consequently, less appealing risk-reward profiles. These proceeds were invested in both devices & supplies and pharmaceutical companies selected for their individual fundamental merits and attractive valuations. Amid market weakness in March, the Fund took profits on higher growth positions across the portfolio as recent strong performance in these names made them particularly vulnerable in the market downturn.

Describe portfolio positioning at period end.

•

As of period end, valuations in the health care remained reasonable, even after the strong performance of the sector over the previous two years. The Fund continued to maintain a focus on innovative companies and, as such, the two largest industry allocations were biotechnology and pharmaceuticals, where the innovation cycle is in an upward trend and is expected to drive a secular growth story. Additionally, given the potential for this theme expanding to medical devices in 2014, the Fund maintained holdings in several of these companies with new product launches on the horizon.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Johnson & Johnson	4%
Biogen Idec, Inc.	4
Pfizer, Inc.	4
Merck & Co., Inc.	3
AbbVie, Inc.	3
Alexion Pharmaceuticals, Inc.	3
Bayer AG, Registered Shares	3
Celgene Corp.	3
UnitedHealth Group, Inc.	2
Covidien PLC	2

Industry Allocation	Percent of Long-Term Investments

Pharmaceuticals	36%
Biotechnology	26
Health Care Equipment & Supplies	18
Health Care Providers & Services	12
Life Sciences Tools & Services	6
Health Care Technology	1
Chemicals	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.

[3]

An unmanaged total return index, which covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	14.20%	29.84%	N/A	22.55%	N/A	13.57%	N/A
Service	14.02	29.46	N/A	22.18	N/A	13.25	N/A
Investor A	14.02	29.46	22.67%	22.18	20.87%	13.22	12.61%
Investor B	13.57	28.42	23.92	21.21	21.03	12.52	12.52
Investor C	13.60	28.52	27.52	21.30	21.30	12.41	12.41
Class R	13.90	29.10	N/A	21.68	N/A	12.72	N/A
S&P 500® Index	12.51	21.86	N/A	21.16	N/A	7.42	N/A
Russell 3000® Health Care Index	16.22	30.56	N/A	22.67	N/A	9.27	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,142.00	$4.75	$1,000.00	$1,020.49	$4.48	0.89%
Service	$1,000.00	$1,140.20	$6.30	$1,000.00	$1,019.05	$5.94	1.18%
Investor A	$1,000.00	$1,140.20	$6.24	$1,000.00	$1,019.10	$5.89	1.17%
Investor B	$1,000.00	$1,135.70	$10.60	$1,000.00	$1,015.01	$10.00	1.99%
Investor C	$1,000.00	$1,136.00	$10.12	$1,000.00	$1,015.46	$9.55	1.90%
Class R	$1,000.00	$1,139.00	$7.73	$1,000.00	$1,017.70	$7.29	1.45%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	7

Fund Summary as of March 31, 2014	BlackRock International Opportunities Portfolio

Investment Objective

BlackRock International Opportunities Portfolio’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended March 31, 2014, the Fund outperformed its benchmark, the MSCI All Country World Index (“ACWI”) Ex-U.S.

What factors influenced performance?

•

The Fund’s outperformance was driven by stock selection in the financials, industrials and health care sectors. Within financials, the Fund’s positions in Bank of Ireland and Bankinter SA boosted returns as financial conditions improved in the peripheral European countries during the period. In the industrials sector, Sacyr SA contributed positively as the company benefited from the beginning of an economic recovery in Spain and investor optimism for its debt restructuring plans. In health care, the Fund benefited from a position in Roche Holding AG as investors responded favorably to the company’s strong business results and future pipeline potential. From a regional perspective, an overweight allocation to Europe, stock selection in emerging Asia, and an underweight allocation to emerging Americas all contributed positively to performance.

•

Conversely, stock selection in the information technology (“IT”) sector detracted from relative performance, specifically within the internet software & services industry. Exposure to high-growth names across the portfolio had a negative impact on results as investors shifted away from these stocks in favor of more value-oriented companies. Additionally, the Fund’s underweight allocation to utilities proved disadvantageous as the sector generated strong performance over the period. Regionally, stock selection in Japan negatively impacted performance in the latter part of the period as investors harvested profits following the strong performance of these stocks in 2013.

Describe recent portfolio activity.

•

During the six-month period, the Fund marginally reduced its overweight to developed Europe, with the more notable reductions focused in the United Kingdom and France. Offsetting this slight reduction was an increased allocation to emerging Asia, specifically within China and South Korea. From a sector perspective, the Fund decreased exposures to consumer discretionary and IT, and increased weightings in the health care and telecommunication services sectors.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index Ex-U.S., the Fund ended the period overweight in Europe and underweight in both emerging markets and Asia ex-Japan. On a sector basis, the Fund was most notably overweight in industrials and health care, while the most significant underweights were in consumer staples and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Novartis AG, Registered Shares	3%
Roche Holding AG	3
SoftBank Corp.	2
Svenska Cellulosa AB SCA, B Shares	2
Vivendi SA	2
Daimler AG, Registered Shares	2
Sumitomo Mitsui Financial Group, Inc.	2
Anheuser-Busch InBev NV	2
AstraZeneca PLC	2
NH Hoteles SA	2

Geographic Allocation	Percent of Long-Term Investments
United Kingdom	15%
Japan	12
Switzerland	10
Germany	9
France	8
Ireland	5
China	4
Sweden	4
Canada	3
Denmark	3
Italy	3
Netherlands	3
Spain	3
United States	3
Belgium	2
Other[1]	13

[1]	Includes holdings within countries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such countries.

8	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by foreign companies of any market capitalization. The Fund may invest up to 40% of its net assets in stocks of issuers in emerging market countries.

[3]

A market capitalization weighted index maintained by MSCI Inc. and is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.48%	15.09%	N/A	16.16%	N/A	9.96%	N/A
Service	7.34	14.72	N/A	15.69	N/A	9.57	N/A
Investor A	7.33	14.75	8.73%	15.85	14.61%	9.63	9.04%
Investor B	6.89	13.83	9.33	14.92	14.69	8.95	8.95
Investor C	6.93	13.91	12.91	14.96	14.96	8.80	8.80
MSCI All Country World Index (ACWI) Ex-US	5.30	12.31	N/A	15.52	N/A	7.12	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,074.80	$6.26	$1,000.00	$1,018.90	$6.09	1.21%
Service	$1,000.00	$1,073.40	$7.75	$1,000.00	$1,017.45	$7.54	1.50%
Investor A	$1,000.00	$1,073.30	$7.81	$1,000.00	$1,017.40	$7.59	1.51%
Investor B	$1,000.00	$1,068.90	$12.17	$1,000.00	$1,013.16	$11.85	2.36%
Investor C	$1,000.00	$1,069.30	$11.71	$1,000.00	$1,013.61	$11.40	2.27%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	9

Fund Summary as of March 31, 2014	BlackRock Science & Technology Opportunities Portfolio

Investment Objective

BlackRock Science & Technology Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

•

Effective October 11, 2013, the benchmark against which the Fund measures its performance changed from the NYSE Arca Tech 100 IndexSM to the MSCI World Information Technology Index. The investment adviser believes that this change in the benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund outperformed the MSCI World Information Technology Index. The Fund’s Institutional Shares performed in line with its former benchmark, the NYSE Arca Tech 100 IndexSM, while all other share classes underperformed its former benchmark. The following discussion of relative performance pertains to the MSCI World Information Technology Index.

What factors influenced performance?

•

Stock selection within the application software segment, was the largest contributor to the Fund’s outperformance due to positions in big data provider Splunk, Inc. and computer-aided design provider Autodesk, Inc. as these companies benefited from being the “best-of-breed” (those offering industry-leading solutions) within their respective markets.

•	Additionally, the Fund’s holdings in data processing & outsourced services had a positive impact on returns. In particular, names such as

Alliance Data Systems Corp., GMO Payment Gateway, Inc. and QIWI PLC were notable contributors as they continued to benefit from a secular shift from cash-based to electronic-based payment transactions.

•

Detracting from relative performance was stock selection within semiconductor equipment where Aixtron SE suffered due to equipment order delays. Despite the short-term weakness, the Fund continued to hold the stock given a positive long-term outlook for the company.

Describe recent portfolio activity.

•

During the six-month period, the Fund reduced exposure to application software and internet software & services stocks as the Fund took profits in names that had strong performance in recent months. These proceeds helped fund purchases of internet retailers with the potential to benefit from a fast-growing e-commerce market.

Describe portfolio positioning at period end.

•

Relative to the MSCI World Information Technology Index, the Fund ended the period overweight in application software and internet software & services stocks and underweight in computer storage & peripherals names. From a regional perspective, the Fund was most notably overweight in emerging Asia and Asia ex-Japan, while the most significant underweights were in the developed Americas and Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Apple, Inc.	5%
Google, Inc., Class A	5
21Vianet Group, Inc. - ADR	3
Alliance Data Systems Corp.	3
Facebook, Inc., Class A	3
Amazon.com, Inc.	3
Salesforce.com, Inc.	3
priceline.com, Inc.	2
Tencent Holdings Ltd.	2
Vipshop Holdings Ltd. - ADR	2

Industry Allocation	Percent of Long-Term Investments

Internet Software & Services	31%
Software	24
IT Services	14
Semiconductors & Semiconductor Equipment	10
Internet & Catalog Retail	10
Technology Hardware, Storage & Peripherals	6
Other[1]	5

[1]	Includes holdings within industries that are 1% or less of long-term investments. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. and non-U.S. science and technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or use of technology. The Fund may invest up to 25% of its net assets in emerging market countries.

[3]

A price-weighted index comprised of common stocks and ADRs of technology-related companies listed on U.S. exchanges. Modeled as a multi-industry technology index, the objective of the NYSE Arca Tech 100 IndexSM is to provide a benchmark for measuring the performance of companies using technology innovation across a broad spectrum of industries.

[4]

An index that measures the performance of the technology sector in developed equity markets. Effective October 11, 2013, the Fund now uses this index as its benchmark rather than the NYSE Arca Tech 100 Index SM because management believes that this benchmark better represents the sector exposures of the Fund and is a more appropriate basis for evaluating performance.

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.46%	40.65%	N/A	21.04%	N/A	8.59%	N/A
Service	16.26	40.25	N/A	20.74	N/A	8.27	N/A
Investor A	16.28	40.19	32.83%	20.61	19.31%	8.18	7.60%
Investor B	15.74	38.94	34.44	19.59	19.40	7.45	7.45
Investor C	15.78	38.91	37.91	19.53	19.53	7.24	7.24
Class R	16.11	39.80	N/A	20.28	N/A	7.81	N/A
NYSE Arca Tech 100 IndexSM	16.50	29.42	N/A	25.71	N/A	10.71	N/A
MSCI World Information Technology Index	14.10	25.57	N/A	19.75	N/A	6.55	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,164.60	$6.96	$1,000.00	$1,018.50	$6.49	1.29%
Service	$1,000.00	$1,162.60	$7.71	$1,000.00	$1,017.80	$7.19	1.43%
Investor A	$1,000.00	$1,162.80	$8.68	$1,000.00	$1,016.90	$8.10	1.61%
Investor B	$1,000.00	$1,157.40	$12.96	$1,000.00	$1,012.91	$12.09	2.41%
Investor C	$1,000.00	$1,157.80	$13.18	$1,000.00	$1,012.72	$12.29	2.45%
Class R	$1,000.00	$1,161.10	$10.18	$1,000.00	$1,015.51	$9.50	1.89%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	11

Fund Summary as of March 31, 2014	BlackRock U.S. Opportunities Portfolio

Investment Objective

BlackRock U.S. Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund’s Institutional, Investor A and Service Shares outperformed the benchmark, the Russell Midcap® Index, while the Fund’s Investor B Shares underperformed and Investor C Shares performed in line with the benchmark index.

What factors influenced performance?

•

Stock selection within the financials and information technology (“IT”) sectors were the largest contributors to relative performance for the period. Within financials, exposure to regional banks such as Western Alliance Bancorp and BankUnited, Inc. generated strong performance as these names benefited from the continued recovery in U.S. credit and a pickup in commercial loan demand. Within IT, the continued growth in demand for big-data analytics benefited the Fund’s application software holding, Splunk, Inc.

•	Conversely, stock selection in the consumer discretionary and energy sectors detracted from relative performance. In consumer discretionary,

selection in the cable & satellite segment hampered results after Sirius XM Holdings, Inc. gave back its earlier gains by the end of the reporting period. Within energy, selection decisions in the oil & gas exploration & production industry detracted from performance. In particular, Cabot Oil & Gas Corp. was negatively impacted by investors’ near-term concerns about the outlook for natural gas discounts.

Describe recent portfolio activity.

•	During the six-month period, the Fund reduced exposures to the financials, IT and utilities sectors and increased exposures to health care and consumer discretionary.

Describe portfolio positioning at period end.

•

Relative to the Russell Midcap® Index, the Fund ended the period overweight in the consumer discretionary, health care and materials sectors, while maintaining underweight allocations to utilities, financials and IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Kennedy-Wilson Holdings, Inc.	2%
BankUnited, Inc.	2
Acuity Brands, Inc.	2
SBA Communications Corp., Class A	1
Jarden Corp.	1
Alliance Data Systems Corp.	1
WisdomTree Investments, Inc.	1
Roper Industries, Inc.	1
Sequential Brands Group, Inc.	1
Thermo Fisher Scientific, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Consumer Discretionary	21%
Financials	17
Health Care	15
Industrials	14
Information Technology	14
Materials	7
Energy	6
Consumer Staples	4
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	MARCH 31, 2014

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities issued by U.S. emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]

This market index measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

Performance Summary for the Period Ended March 31, 2014

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.84%	27.53%	N/A	21.80%	N/A	11.60%	N/A
Service	12.62	27.06	N/A	21.26	N/A	11.15	N/A
Investor A	12.64	27.04	20.37%	21.23	19.93%	11.10	10.50%
Investor B	12.15	26.01	21.59	20.28	20.09	10.43	10.43
Investor C	12.20	26.07	25.09	20.33	20.33	10.28	10.28
Russell Midcap® Index	12.21	23.51	N/A	25.55	N/A	10.05	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,128.40	$5.09	$1,000.00	$1,020.14	$4.84	0.96%
Service	$1,000.00	$1,126.20	$7.21	$1,000.00	$1,018.15	$6.84	1.36%
Investor A	$1,000.00	$1,126.40	$7.21	$1,000.00	$1,018.15	$6.84	1.36%
Investor B	$1,000.00	$1,121.50	$11.37	$1,000.00	$1,014.21	$10.80	2.15%
Investor C	$1,000.00	$1,122.00	$11.22	$1,000.00	$1,014.36	$10.65	2.12%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2014	13

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to eligible investors. Prior to January 28, 2005, the performance results of Service Shares of the BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”) are those of Investor A Shares restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to September 8, 2008, the performance results of Class R Shares of BlackRock Science & Technology Opportunities Portfolio are those of

Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to September 12, 2011, the performance results of Class R Shares of BlackRock Global Opportunities Portfolio and Health Sciences Opportunities are those of the applicable Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for Health Sciences Opportunities for the periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with Health Sciences Opportunities on that date.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

14	BLACKROCK FUNDS	MARCH 31, 2014

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including forward foreign currency exchange contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	15

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 1.4%
Anheuser-Busch InBev NV	46,918	$4,941,210
Canada — 1.0%
MEG Energy Corp. (a)	106,200	3,588,993
China — 2.6%
Anhui Conch Cement Co. Ltd., H Shares (b)	716,000	3,079,740
Baidu, Inc. — ADR (a)	10,500	1,599,990
China Cinda Asset Management Co. Ltd., H Shares (a)(b)	2,203,000	1,254,147
Ctrip.com International Ltd. — ADR (a)	35,700	1,799,994
Ping An Insurance Group Co. of China Ltd., H Shares	184,000	1,529,200

		9,263,071
Denmark — 1.2%
ISS A/S (a)	33,600	1,128,401
Novo Nordisk A/S, Class B	66,700	3,037,002

		4,165,403
France — 4.8%
BNP Paribas SA	33,870	2,611,362
Rexel SA	84,200	2,209,196
Schneider Electric SA	29,500	2,614,491
Société Générale SA	75,275	4,633,621
Vivendi SA	171,120	4,762,782

		16,831,452
Germany — 5.2%
Bayer AG, Registered Shares	19,000	2,573,065
Commerzbank AG (a)	105,390	1,938,566
Daimler AG, Registered Shares	44,400	4,200,214
Henkel AG & Co. KGaA	26,500	2,852,534
OSRAM Licht AG (a)	60,400	3,916,461
Telefonica Deutschland Holding AG	201,000	1,604,120
Wirecard AG	34,400	1,428,354

		18,513,314
Greece — 0.8%
Alpha Bank AE (a)	2,764,674	2,712,875
Hong Kong — 1.9%
AIA Group Ltd.	514,500	2,447,039
Melco Crown Entertainment Ltd. — ADR (a)	44,100	1,704,465
Samsonite International SA (b)	785,100	2,429,240

		6,580,744
Indonesia — 1.5%
Global Mediacom Tbk PT	10,106,400	2,103,878
Matahari Department Store Tbk PT (a)	2,462,200	3,026,913

		5,130,791
Ireland — 5.0%
Actavis PLC (a)	8,500	1,749,725
Alkermes PLC (a)	51,800	2,283,862

Common Stocks	Shares	Value
Ireland (concluded)
Covidien PLC	74,300	$5,472,938
CRH PLC	127,400	3,567,222
Eaton Corp. PLC	23,970	1,800,626
Green REIT PLC (a)	1,724,032	2,850,150

		17,724,523
Italy — 2.3%
Assicurazioni Generali SpA	77,955	1,737,595
Banca Generali SpA	87,272	2,881,742
Intesa Sanpaolo SpA	699,015	2,371,907
Moncler SpA (a)	69,700	1,191,642

		8,182,886
Japan — 5.1%
Kenedix Realty Investment Corp.	345	1,710,859
Nabtesco Corp.	109,700	2,532,091
Shinsei Bank Ltd.	1,609,000	3,158,846
SMC Corp.	7,200	1,898,878
SoftBank Corp.	49,500	3,740,629
Sumitomo Mitsui Financial Group, Inc.	59,200	2,537,545
Tokyo Tatemono Co. Ltd.	281,000	2,407,708

		17,986,556
Mexico — 0.5%
Cemex SAB de CV — ADR (a)	134,600	1,699,998
Netherlands — 1.4%
ING Groep NV — CVA (a)	124,400	1,769,187
Randstad Holding NV	56,218	3,290,383

		5,059,570
New Zealand — 0.9%
Xero Ltd. (Acquired 10/15/13, cost $1,616,409) (a)(c)	106,300	3,267,128
Nigeria — 0.7%
Lekoil Ltd. (a)	2,787,800	2,451,635
Norway — 0.3%
Statoil ASA	38,300	1,080,624
Russia — 0.0%
Eurasia Drilling Co. Ltd. — GDR	6,654	170,542
South Africa — 0.9%
Naspers Ltd., N Shares	27,900	3,074,385
South Korea — 0.6%
NAVER Corp.	3,000	2,192,013
Spain — 2.6%
NH Hoteles SA (a)	818,927	5,827,362
Sacyr SA (a)	507,600	3,375,985

		9,203,347
Sweden — 2.3%
Nordea Bank AB	109,970	1,559,992

Portfolio Abbreviations

ADR	American Depositary Receipts	NZD	New Zealand Dollar
CHF	Swiss Franc	REIT	Real Estate Investment Trust
DKK	Danish Krone	SCA	Svenska Cellulosa Aktiebolaget
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
GDR	Global Depositary Receipts	TRY	Turkish Lira
HKD	Hong Kong Dollar	USD	US Dollar
JPY	Japanese Yen	ZAR	South African Rand
NOK	Norwegian Krone

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Sweden (concluded)
Skanska AB, B Shares	83,700	$1,973,092
Svenska Cellulosa AB SCA, B Shares	151,018	4,447,653

		7,980,737
Switzerland — 3.0%
Adecco SA	39,200	3,262,468
Novartis AG, Registered Shares	42,700	3,625,568
Roche Holding AG	11,840	3,561,043

		10,449,079
Taiwan — 0.3%
Hermes Microvision, Inc. — GDR (a)(d)	23,717	930,062
United Kingdom — 6.6%
AO World PLC (a)	322,900	1,690,322
APR Energy PLC (b)	205,822	2,763,943
ASOS PLC (a)	10,500	907,617
AstraZeneca PLC	43,300	2,806,991
Crest Nicholson Holdings PLC	663,986	4,353,662
Foxtons Group PLC (a)	502,249	3,016,842
Kennedy Wilson Europe Real Estate PLC (a)	94,669	1,641,394
Metro Bank PLC (Acquired 1/15/14, cost $1,748,929) (a)(c)	82,275	1,783,130
Perform Group PLC (a)	407,157	1,663,029
Poundland Group PLC (a)	118,900	753,247
Vodafone Group PLC — ADR	52,035	1,915,408

		23,295,585
United States — 45.2%
AbbVie, Inc.	70,700	3,633,980
Acuity Brands, Inc.	25,429	3,371,123
Adobe Systems, Inc. (a)	30,750	2,021,505
American Airlines Group, Inc. (a)	59,100	2,163,060
Apple, Inc.	12,885	6,915,895
Aramark Holdings Corp.	88,300	2,553,636
Autodesk, Inc. (a)	51,500	2,532,770
BankUnited, Inc.	137,788	4,790,889
Biogen Idec, Inc. (a)	5,300	1,621,111
BioMarin Pharmaceutical, Inc. (a)	34,700	2,366,887
Bristol-Myers Squibb Co.	48,400	2,514,380
Cabot Oil & Gas Corp.	125,578	4,254,583
CBS Corp., Class B	42,400	2,620,320
Celgene Corp. (a)	11,500	1,605,400
Charles River Laboratories International, Inc. (a)	46,300	2,793,742
Citigroup, Inc.	113,568	5,405,837
Concho Resources, Inc. (a)	30,500	3,736,250
Continental Building Products, Inc. (a)	58,253	1,097,487
Crown Holdings, Inc. (a)	41,500	1,856,710
Eastman Chemical Co.	35,310	3,044,075
Facebook, Inc., Class A (a)	28,460	1,714,430
Flowserve Corp.	35,900	2,812,406
General Motors Co.	65,200	2,244,184
Genworth Financial, Inc., Class A (a)	180,400	3,198,492
Google, Inc., Class A (a)	7,179	8,001,067
The Hain Celestial Group, Inc. (a)	36,756	3,362,071
Hertz Global Holdings, Inc. (a)	117,140	3,120,610
JPMorgan Chase & Co.	97,285	5,906,172
Kennedy-Wilson Holdings, Inc.	222,300	5,003,973
Las Vegas Sands Corp.	23,490	1,897,522
Lowe’s Cos., Inc.	43,820	2,142,798
Merck & Co., Inc.	47,000	2,668,190
Mondelez International, Inc., Class A	96,100	3,320,255

Common Stocks	Shares	Value
United States (concluded)
National Oilwell Varco, Inc.	23,794	$1,852,839
Oasis Petroleum, Inc. (a)	42,384	1,768,684
Pfizer, Inc.	111,200	3,571,744
Platform Specialty Products Corp. (a)	226,800	4,320,540
Ralph Lauren Corp.	16,100	2,590,973
Roper Industries, Inc.	34,040	4,544,680
Schlumberger Ltd.	19,000	1,852,500
ServiceNow, Inc. (a)	28,800	1,725,696
St. Jude Medical, Inc.	41,200	2,694,068
Strategic Growth Bancorp (Acquired 3/10/14, cost $1,691,208) (a)(c)	135,840	1,691,208
SunPower Corp. (a)	39,638	1,278,722
Textron, Inc.	46,200	1,815,198
United Parcel Service, Inc., Class B	36,100	3,515,418
United Rentals, Inc. (a)	40,355	3,831,304
US Silica Holdings, Inc.	39,700	1,515,349
Varian Medical Systems, Inc. (a)	31,000	2,603,690
Verizon Communications, Inc.	25,089	1,193,484
Visa, Inc., Class A	15,350	3,313,451
Whole Foods Market, Inc.	45,100	2,287,021
WisdomTree Investments, Inc. (a)	240,249	3,152,067
Yelp, Inc. (a)	22,520	1,732,464

		159,142,910
Total Common Stocks — 98.1%		345,619,433

Preferred Stocks
United States — 1.5%
Hortonworks, Inc., Series D (Acquired 3/21/14, cost $3,133,876) (a)(c)	257,147	3,133,876
Palantir Technologies, Inc. (Acquired 2/07/14, cost $942,242) (c)	153,710	942,242
Uber Technologies, Inc. (Acquired 3/20/14, cost $1,176,400) (c)(e)	1,176,400	1,176,400
Total Preferred Stocks — 1.5%		5,252,518

Total Long-Term Investments (Cost — $290,802,132) — 99.6%		350,871,951

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	1,552,261	1,552,261

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (f)(g)(h)	$7,540	7,540,083
Total Short-Term Securities (Cost — $9,092,344) — 2.6%		9,092,344
Total Investments (Cost — $299,894,476) — 102.2%		359,964,295
Liabilities in Excess of Other Assets — (2.2)%		(7,691,926)

Net Assets — 100.0%		$352,272,369

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $11,993,984 and an original cost of $10,309,067, which was 3.4% of its net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Convertible security.

(f)	Represents the current yield as of report date.

(g)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	60,217	1,492,044	1,552,261	$259
BlackRock Liquidity Series, LLC, Money Market Series	$3,939,993	$3,600,090	$7,540,083	$75,010

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	2,335,000	USD	2,640,522	Citibank N.A.	4/22/14	$1,203
CHF	2,590,918	USD	2,881,858	Credit Suisse International	4/22/14	49,401
CHF	186,267	USD	209,469	Deutsche Bank AG	4/22/14	1,266
CHF	154,158	USD	174,660	Goldman Sachs International	4/22/14	(252)
CHF	4,240,830	USD	4,797,216	Royal Bank of Scotland PLC	4/22/14	688
CHF	138,229	USD	155,830	The Bank of New York Mellon	4/22/14	557
CHF	4,595,945	USD	5,192,671	UBS AG	4/22/14	6,995
DKK	8,120,583	USD	1,481,656	Bank of America N.A.	4/22/14	17,013
EUR	223,000	USD	305,642	Barclays Bank PLC	4/22/14	1,560
EUR	1,113,000	USD	1,522,228	BNP Paribas S.A.	4/22/14	11,027
EUR	2,540,000	USD	3,503,290	BNP Paribas S.A.	4/22/14	(4,218)
EUR	191,000	USD	263,011	Citibank N.A.	4/22/14	109
EUR	191,307	USD	263,121	Citibank N.A.	4/22/14	421
EUR	619,167	USD	853,215	Citibank N.A.	4/22/14	(258)
EUR	671,442	USD	912,813	Citibank N.A.	4/22/14	12,157
EUR	1,128,110	USD	1,556,144	Citibank N.A.	4/22/14	(2,074)
EUR	3,293,000	USD	4,456,799	Citibank N.A.	4/22/14	79,597
EUR	153,000	USD	210,681	Deutsche Bank AG	4/22/14	90
EUR	1,201,000	USD	1,670,089	JPMorgan Chase Bank N.A.	4/22/14	(15,606)
EUR	444,867	USD	604,570	Royal Bank of Scotland PLC	4/22/14	8,273
EUR	952,000	USD	1,314,663	State Street Bank and Trust Co.	4/22/14	(3,200)
EUR	79,000	USD	108,425	The Bank of New York Mellon	4/22/14	404
GBP	157,000	USD	262,416	Bank of America N.A.	4/22/14	(717)
GBP	37,569	USD	62,251	Barclays Bank PLC	4/22/14	372
GBP	285,000	USD	477,148	BNP Paribas S.A.	4/22/14	(2,089)
GBP	336,000	USD	559,110	BNP Paribas S.A.	4/22/14	959
GBP	454,000	USD	747,999	Citibank N.A.	4/22/14	8,762
GBP	664,000	USD	1,103,790	Citibank N.A.	4/22/14	3,014
GBP	250,000	USD	407,910	Goldman Sachs International	4/22/14	8,808
HKD	4,750,000	USD	612,404	BNP Paribas S.A.	4/22/14	32

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
HKD	1,160,000	USD	149,540	Citibank N.A.	4/22/14	$24
HKD	13,166,000	USD	1,698,000	Deutsche Bank AG	4/22/14	(455)
JPY	303,091,000	USD	2,994,423	Bank of America N.A.	4/22/14	(57,568)
JPY	44,591,599	USD	435,207	Barclays Bank PLC	4/22/14	(3,128)
JPY	209,719,955	USD	2,053,736	Barclays Bank PLC	4/22/14	(21,617)
JPY	26,713,000	USD	261,366	Citibank N.A.	4/22/14	(2,525)
JPY	273,704,459	USD	2,680,917	Deutsche Bank AG	4/22/14	(28,808)
JPY	172,647,000	USD	1,702,885	Goldman Sachs International	4/22/14	(29,991)
JPY	10,556,137	USD	103,006	JPMorgan Chase Bank N.A.	4/22/14	(721)
JPY	234,645,000	USD	2,285,897	State Street Bank and Trust Co.	4/22/14	(12,261)
JPY	9,288,000	USD	90,615	The Bank of New York Mellon	4/22/14	(617)
JPY	9,507,477	USD	93,175	The Bank of New York Mellon	4/22/14	(1,051)
JPY	183,573,000	USD	1,799,554	Westpac Banking Corp.	4/22/14	(20,790)
NOK	6,844,000	USD	1,102,047	Morgan Stanley Capital Services LLC	4/22/14	39,973
SEK	682,000	USD	105,432	Citibank N.A.	4/22/14	(96)
SGD	2,518,000	USD	1,979,474	Deutsche Bank AG	4/22/14	22,298
USD	3,273,235	CHF	2,853,835	Barclays Bank PLC	4/22/14	44,521
USD	3,583,914	CHF	3,135,000	Credit Suisse International	4/22/14	37,102
USD	5,581,869	CHF	5,044,000	Goldman Sachs International	4/22/14	(124,709)
USD	1,914,060	CHF	1,737,995	UBS AG	4/22/14	(52,237)
USD	2,625,564	DKK	14,504,681	Bank of America N.A.	4/22/14	(51,303)
USD	998,602	DKK	5,376,000	Morgan Stanley Capital Services LLC	4/22/14	6,451
USD	828,398	EUR	612,000	Bank of America N.A.	4/22/14	(14,685)
USD	1,458,424	EUR	1,073,000	Bank of America N.A.	4/22/14	(19,728)
USD	1,550,964	EUR	1,134,000	BNP Paribas S.A.	4/22/14	(11,220)
USD	2,787,451	EUR	2,025,000	BNP Paribas S.A.	4/22/14	(2,164)
USD	27,386,174	EUR	20,169,000	Deutsche Bank AG	4/22/14	(398,388)
USD	178,238	EUR	130,000	Goldman Sachs Bank USA	4/22/14	(848)
USD	305,340	EUR	226,000	JPMorgan Chase Bank N.A.	4/22/14	(5,995)
USD	2,595,334	EUR	1,900,000	Royal Bank of Scotland PLC	4/22/14	(22,083)
USD	3,934,269	EUR	2,877,000	Royal Bank of Scotland PLC	4/22/14	(29,051)
USD	1,197,152	GBP	720,000	Goldman Sachs Bank USA	4/22/14	(2,997)
USD	7,569,301	GBP	4,607,000	Goldman Sachs International	4/22/14	(109,985)
USD	131,720	GBP	79,000	The Bank of New York Mellon	4/22/14	37
USD	173,130	HKD	1,344,000	Citibank N.A.	4/22/14	(157)
USD	403,837	HKD	3,133,000	Royal Bank of Scotland PLC	4/22/14	(113)
USD	19,192,896	JPY	2,001,350,000	BNP Paribas S.A.	4/22/14	(199,547)
USD	822,021	JPY	84,068,000	Royal Bank of Scotland PLC	4/22/14	7,429
USD	1,429,918	JPY	145,760,000	UBS AG	4/22/14	17,550
USD	1,071,538	NOK	6,464,000	Credit Suisse International	4/22/14	(7,074)
USD	1,581,141	NZD	1,840,000	Bank of America N.A.	4/22/14	(12,821)
USD	1,595,454	NZD	1,930,000	JPMorgan Chase Bank N.A.	4/22/14	(76,475)
USD	356,861	SEK	2,304,000	BNP Paribas S.A.	4/22/14	1,005
USD	432,694	SEK	2,801,000	BNP Paribas S.A.	4/22/14	75
USD	371,402	SEK	2,425,000	JPMorgan Chase Bank N.A.	4/22/14	(3,143)
USD	967,937	SEK	6,275,000	JPMorgan Chase Bank N.A.	4/22/14	(1,245)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	19

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,168,109	ZAR	12,699,000	BNP Paribas S.A.	4/22/14	$(34,042)
USD	946,933	ZAR	10,310,000	Citibank N.A.	4/22/14	(29,063)
USD	1,214,538	ZAR	13,225,000	UBS AG	4/22/14	(37,407)
ZAR	27,525,000	USD	2,510,460	Goldman Sachs Bank USA	4/22/14	95,194
Total						$(970,155)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$4,941,210	—	$4,941,210
Canada	$3,588,993	—	—	3,588,993
China	3,399,984	5,863,087	—	9,263,071
Denmark	1,128,401	3,037,002	—	4,165,403
France	2,209,196	14,622,256	—	16,831,452
Germany	—	18,513,314	—	18,513,314
Greece	—	2,712,875	—	2,712,875
Hong Kong	1,704,465	4,876,279	—	6,580,744
Indonesia	—	5,130,791	—	5,130,791
Ireland	14,157,301	3,567,222	—	17,724,523
Italy	1,191,642	6,991,244	—	8,182,886
Japan	—	17,986,556	—	17,986,556
Mexico	1,699,998	—	—	1,699,998
Netherlands	—	5,059,570	—	5,059,570
New Zealand	—	3,267,128	—	3,267,128
Nigeria	2,451,635	—	—	2,451,635
Norway	—	1,080,624	—	1,080,624
Russia	170,542	—	—	170,542
South Africa	—	3,074,385	—	3,074,385
South Korea	—	2,192,013	—	2,192,013
Spain	—	9,203,347	—	9,203,347
Sweden	—	7,980,737	—	7,980,737
Switzerland	—	10,449,079	—	10,449,079
Taiwan	930,062	—	—	930,062
United Kingdom	14,781,005	6,731,450	$1,783,130	23,295,585
United States	157,451,702	—	1,691,208	159,142,910

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Preferred Stocks	—	—	$5,252,518	$5,252,518
Short-Term Securities	$1,552,261	$7,540,083	—	9,092,344
Total	$206,417,187	$144,820,252	$8,726,856	$359,964,295

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$484,367	—	$484,367
Liabilities:
Foreign currency exchange contracts	—	(1,454,522)	—	(1,454,522)
Total	—	$(970,155)	—	$(970,155)

[1]	Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$154,419	—	—	$154,419
Liabilities:
Bank overdraft	—	$(1,261)	—	(1,261)
Collateral on securities loaned at value	—	(7,540,083)	—	(7,540,083)
Total	$154,419	$(7,541,344)	—	$(7,386,925)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of March 31, 2014, securities with a value of $3,872,225 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of September 30, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period September 30, 2013 to March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Balance, as of September 30, 2013	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	$34,200	—	$34,200
Net purchases	3,440,138	$5,252,518	8,692,656
Transfers in/out of Level 3	—	—	—
Closing Balance, as of March 31, 2014	$3,474,338	$5,252,518	$8,726,856

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[2]	$34,200	—	$34,200

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	21

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 25.6%
ACADIA Pharmaceuticals, Inc. (a)	410,921	$9,997,708
Acceleron Pharma, Inc. (a)(b)	159,600	5,506,200
Acorda Therapeutics, Inc. (a)	543,800	20,615,458
Actelion Ltd., Registered Shares	266,600	25,265,257
Aegerion Pharmaceuticals, Inc. (a)(b)	218,300	10,067,996
Agios Pharmaceuticals, Inc. (a)	60,100	2,352,915
Akebia Therapeutics, Inc. (a)	150,000	2,934,000
Alexion Pharmaceuticals, Inc. (a)	641,017	97,517,916
Alkermes PLC (a)	1,022,700	45,090,843
Amgen, Inc.	626,810	77,310,746
Aquinox Pharmaceuticals, Inc. (a)	90,900	1,157,157
Array BioPharma, Inc. (a)	1,057,100	4,968,370
Biogen Idec, Inc. (a)	471,000	144,064,770
BioMarin Pharmaceutical, Inc. (a)	680,500	46,416,905
Biota Pharmaceuticals, Inc. (a)	418,300	2,555,813
Bluebird Bio, Inc. (a)	109,200	2,483,208
Celgene Corp. (a)	674,519	94,162,852
Conatus Pharmaceuticals, Inc. (a)	110,200	896,477
Concert Pharmaceuticals, Inc. (a)	166,100	2,234,045
Dicerna Pharmaceuticals, Inc. (a)	43,100	1,217,575
Dyax Corp. (a)	765,337	6,872,726
Eleven Biotherapeutics, Inc. (a)	65,100	1,056,573
Epizyme, Inc. (a)	307,200	6,994,944
Exelixis, Inc. (a)(b)	446,800	1,581,672
Gilead Sciences, Inc. (a)	685,493	48,574,034
Incyte Corp. Ltd. (a)	221,700	11,865,384
Infinity Pharmaceuticals, Inc. (a)	339,500	4,036,655
InterMune, Inc. (a)	452,900	15,158,563
Isis Pharmaceuticals, Inc. (a)	589,167	25,457,906
Karyopharm Therapeutics, Inc. (a)	344,339	10,636,632
MacroGenics, Inc. (a)	63,500	1,767,205
Medivation, Inc. (a)	234,300	15,081,891
Neurocrine Biosciences, Inc. (a)	764,438	12,307,452
Prosensa Holding BV (a)	106,300	598,469
Protalix BioTherapeutics, Inc. (a)(b)	1,155,326	5,291,393
PTC Therapeutics, Inc. (a)	61,200	1,599,768
Puma Biotechnology, Inc. (a)	210,500	21,921,470
Regeneron Pharmaceuticals, Inc. (a)	164,822	49,492,750
Seattle Genetics, Inc. (a)(b)	1,008,118	45,929,856
Tekmira Pharmaceuticals Corp. (a)	337,500	7,252,875
Ultragenyx Pharmaceutical, Inc. (a)	37,000	1,808,930
Ultragenyx Pharmaceutical, Inc. (Acquired 12/18/12, cost $3,351,658) (a)(c)	386,105	17,932,840
UniQure B.V. (a)	91,800	1,427,490
Verastem, Inc. (a)	239,640	2,585,716
Vertex Pharmaceuticals, Inc. (a)	541,070	38,264,470

		952,313,875
Chemicals — 0.5%
Sigma-Aldrich Corp.	197,100	18,405,198
Diversified Consumer Services — 0.3%
Service Corp. International	522,100	10,379,348
Health Care Equipment & Supplies — 17.2%
Abbott Laboratories	1,546,300	59,548,012
Alere, Inc. (a)	482,500	16,573,875
AtriCure, Inc. (a)	335,881	6,317,922
Baxter International, Inc.	267,300	19,667,934
Becton Dickinson & Co.	333,922	39,095,588
Boston Scientific Corp. (a)	4,592,200	62,086,544
CareFusion Corp. (a)	652,200	26,231,484
Coloplast A/S, Class B	341,900	27,643,001
The Cooper Cos., Inc.	122,800	16,867,808
Covidien PLC	1,151,000	84,782,660
DENTSPLY International, Inc.	169,300	7,794,572

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
Edwards Lifesciences Corp. (a)(b)	347,500	$25,774,075
Medtronic, Inc.	780,700	48,044,278
PW Medtech Group Ltd. (a)	10,900,900	4,852,267
St. Jude Medical, Inc.	911,800	59,622,602
Stryker Corp.	940,100	76,589,947
Varian Medical Systems, Inc. (a)(b)	400,400	33,629,596
Zimmer Holdings, Inc.	251,900	23,824,702

		638,946,867
Health Care Providers & Services — 12.2%
Aetna, Inc.	453,723	34,015,613
AmerisourceBergen Corp.	139,200	9,130,128
Cardinal Health, Inc.	707,680	49,523,446
CIGNA Corp.	407,500	34,119,975
Envision Healthcare Holdings, Inc. (a)	453,600	15,345,288
Express Scripts Holding Co. (a)	272,847	20,488,081
HCA Holdings, Inc. (a)	1,029,200	54,033,000
McKesson Corp.	284,900	50,304,793
Phoenix Healthcare Group Co. Ltd (a)	599,500	873,112
Premier, Inc., Class A (a)	370,500	12,207,975
Team Health Holdings, Inc. (a)	391,100	17,501,725
UnitedHealth Group, Inc.	1,079,282	88,490,331
Universal Health Services, Inc., Class B	548,500	45,015,395
WellPoint, Inc.	226,300	22,528,165

		453,577,027
Health Care Technology — 0.7%
Cerner Corp. (a)	452,700	25,464,375
Life Sciences Tools & Services — 5.6%
Agilent Technologies, Inc.	794,800	44,445,216
Charles River Laboratories International, Inc. (a)	647,200	39,052,048
ICON PLC (a)	313,200	14,892,660
Illumina, Inc. (a)(b)	382,000	56,788,120
Thermo Fisher Scientific, Inc.	439,500	52,845,480

		208,023,524
Pharmaceuticals — 35.3%
AbbVie, Inc.	2,241,700	115,223,380
Achaogen, Inc. (a)	247,700	3,829,442
Actavis PLC (a)	215,900	44,443,015
Allergan, Inc.	375,200	46,562,320
AstraZeneca PLC	293,900	19,052,535
Bayer AG, Registered Shares	717,500	97,167,052
Bristol-Myers Squibb Co.	1,263,800	65,654,410
Chugai Pharmaceutical Co. Ltd.	715,000	18,262,756
Eli Lilly & Co.	1,109,000	65,275,740
Forest Laboratories, Inc. (a)	556,100	51,311,347
Intra-Cellular Therapies, Inc. (a)	791,254	14,384,998
Johnson & Johnson	1,543,000	151,568,890
Mallinckrodt PLC (a)	498,200	31,590,862
Merck & Co., Inc.	2,118,700	120,278,599
Mylan, Inc. (a)	1,044,200	50,988,286
Novartis AG, Registered Shares	926,400	78,658,701
Perrigo Co. PLC	413,600	63,967,376
Pfizer, Inc.	3,957,540	127,116,185
Roche Holding AG	187,500	56,393,208
Shire PLC — ADR	172,100	25,562,013
Valeant Pharmaceuticals International, Inc. (a)	418,300	55,144,489
Zoetis, Inc.	302,500	8,754,350

		1,311,189,954
Total Common Stocks — 97.4%		3,618,300,168

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Biotechnology — 0.2%
SAGE Therapeutics, Series C (Acquired 3/10/14, cost $8,368,520) (a)(c)	1,976,271	$8,368,520
Total Preferred Stocks — 0.2%		8,368,520
Total Long-Term Investments (Cost — $2,633,127,764) — 97.6%		3,626,668,688

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (d)(e)	108,321,040	108,321,040

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (d)(e)(f)	$57,300	57,299,570
Total Short-Term Securities (Cost — $165,620,610) — 4.5%		165,620,610

Value
Total Investments (Cost — $2,798,748,374) — 102.1%	3,792,289,298
Liabilities in Excess of Other Assets — (2.1)%	(76,636,512)

Net Assets — 100.0%	$3,715,652,786

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $26,301,360 and an original cost of $11,720,178, which was 0.7% of its net assets.

(d)	Represents the current yield as of report date.

(e)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	51,597,591	56,723,449	108,321,040	$15,512
BlackRock Liquidity Series, LLC, Money Market Series	$189,308,224	$(132,008,654)	$57,299,570	$158,697

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	4,081,406	USD	4,616,876	Royal Bank of Scotland PLC	4/22/14	$662
CHF	1,414,618	USD	1,594,744	The Bank of New York Mellon	4/22/14	5,697
CHF	28,530,404	USD	32,277,827	UBS AG	4/22/14	318
USD	35,419,113	CHF	32,090,000	Citibank N.A.	4/22/14	(886,215)
USD	2,473,284	CHF	2,179,876	JPMorgan Chase Bank N.A.	4/22/14	7,061
USD	1,960,104	CHF	1,720,848	Royal Bank of Scotland PLC	4/22/14	13,206
USD	2,003,023	CHF	1,780,202	State Street Bank and Trust Co.	4/22/14	(11,026)
USD	6,044,503	CHF	5,460,000	UBS AG	4/22/14	(132,720)
USD	82,395,437	CHF	74,816,292	UBS AG	4/22/14	(2,248,691)
USD	35,354,414	EUR	26,215,000	Citibank N.A.	4/22/14	(759,042)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	23

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,584,684	EUR	2,640,000	Deutsche Bank AG	4/22/14	$(52,147)
USD	2,465,447	EUR	1,808,000	UBS AG	4/22/14	(25,231)
USD	11,451,558	EUR	8,399,000	UBS AG	4/22/14	(118,800)
USD	16,656,734	GBP	10,138,000	Goldman Sachs Bank USA	4/22/14	(242,030)
USD	5,086,513	HKD	39,440,000	Citibank N.A.	4/22/14	1,356
USD	5,231,197	JPY	545,486,000	BNP Paribas S.A.	4/22/14	(54,388)
Total						$(4,501,990)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$909,115,778	$43,198,097	—	$952,313,875
Chemicals	18,405,198	—	—	18,405,198
Diversified Consumer Services	10,379,348	—	—	10,379,348
Health Care Equipment & Supplies	606,451,599	32,495,268	—	638,946,867
Health Care Providers & Services	452,703,915	873,112	—	453,577,027
Health Care Technology	25,464,375	—	—	25,464,375
Life Sciences Tools & Services	208,023,524	—	—	208,023,524
Pharmaceuticals	1,041,655,702	269,534,252	—	1,311,189,954
Preferred Stocks	—	—	$8,368,520	8,368,520
Short-Term Securities	108,321,040	57,299,570	—	165,620,610
Total	$3,380,520,479	$403,400,299	$8,368,520	$3,792,289,298

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$28,300	—	$28,300
Liabilities:
Foreign currency exchange contracts	—	(4,530,290)	—	(4,530,290)
Total	—	$(4,501,990)	—	$(4,501,990)

[1]    Derivative financial instruments are foreign currency exchange contracts and options written. Foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged as collateral for options written	$22,627,237	—	—	$22,627,237
Foreign currency at value	5,058,309	—	—	5,058,309
Liabilities:
Bank overdraft	—	$(22,920)	—	(22,920)
Collateral on securities loaned at value	—	(57,299,570)	—	(57,299,570)
Total	$27,685,546	$(57,322,490)	—	$(29,636,944)

There were no transfers between levels during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	25

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Austria — 1.1%
Erste Group Bank AG	597,823	$20,451,338
Belgium — 1.7%
Anheuser-Busch InBev NV	298,879	31,476,702
Brazil — 0.3%
Banco Bradesco SA — ADR	346,400	4,735,288
Canada — 2.6%
Gildan Activewear, Inc.	208,300	10,496,963
MEG Energy Corp. (a)	563,900	19,056,810
Tourmaline Oil Corp. (a)	419,175	19,815,545

		49,369,318
China — 3.6%
Anhui Conch Cement Co. Ltd., H Shares (b)	5,069,000	21,803,357
Baidu, Inc. — ADR (a)	61,000	9,295,180
China Cinda Asset Management Co. Ltd., H Shares (a)(b)	19,100,000	10,873,447
Ctrip.com International Ltd. — ADR (a)	191,400	9,650,388
Ping An Insurance Group Co. of China Ltd., H Shares	1,845,000	15,333,555

		66,955,927
Denmark — 2.6%
Chr Hansen Holding A/S	419,068	16,631,878
ISS A/S (a)	276,200	9,275,725
Novo Nordisk A/S, Class B	517,300	23,553,843

		49,461,446
Finland — 1.2%
Nokia OYJ (a)	1,695,080	12,471,475
Sanitec Corp. (a)	834,044	9,616,901

		22,088,376
France — 8.3%
BNP Paribas SA	215,723	16,632,149
Criteo SA — ADR (a)	235,100	9,533,305
Publicis Groupe SA	237,800	21,468,958
Rexel SA	783,294	20,551,661
Safran SA	143,700	9,955,527
Schneider Electric SA	156,700	13,887,820
Société Générale SA	414,300	25,502,611
Vivendi SA	1,346,800	37,485,479

		155,017,510
Germany — 8.9%
Aixtron SE (a)	766,348	12,557,382
Bayer AG, Registered Shares	226,600	30,687,183
Commerzbank AG (a)	482,378	8,872,963
Daimler AG, Registered Shares	350,400	33,147,631
Dmg Mori Seiki AG	233,764	7,178,012
KUKA AG	194,756	9,543,081
OSRAM Licht AG (a)	431,143	27,956,203
ProSiebenSat.1 Media AG	415,200	19,044,997
Telefonica Deutschland Holding AG	1,092,100	8,715,720
Wirecard AG	185,800	7,714,775

		165,417,947
Greece — 0.8%
Alpha Bank AE (a)	14,402,330	14,132,486
Hong Kong — 2.2%
AIA Group Ltd.	4,062,500	19,321,859
ASM Pacific Technology Ltd.	105,000	1,020,007
Samsonite International SA	6,428,300	19,890,311

		40,232,177
India — 0.5%
Tata Motors Ltd. — ADR	264,000	9,348,240

Common Stocks	Shares	Value
Indonesia — 1.2%
Global Mediacom Tbk PT	31,933,500	$6,647,688
Matahari Department Store Tbk PT (a)	12,907,200	15,867,503

		22,515,191
Ireland — 5.2%
Bank of Ireland (a)	29,178,500	12,425,755
CRH PLC	941,600	26,364,960
Dalata Hotel Group PLC (a)	2,131,126	8,338,129
Green REIT PLC (a)	9,077,594	15,006,975
Kingspan Group PLC	559,297	10,579,233
Ryanair Holdings Plc — ADR (a)	426,500	25,082,465

		97,797,517
Italy — 3.0%
Banca Generali SpA	438,300	14,472,768
Intesa Sanpaolo SpA	6,136,600	20,822,795
Moncler SpA (a)	530,500	9,069,813
UniCredit SpA	1,355,200	12,388,000

		56,753,376
Japan — 12.0%
Calbee, Inc.	11,900	280,047
Kenedix Realty Investment Corp.	2,612	12,952,940
Makita Corp.	166,100	9,144,406
Mitsui OSK Lines Ltd.	2,362,000	9,187,491
Nabtesco Corp.	1,078,700	24,898,512
Shinsei Bank Ltd.	9,586,000	18,819,573
SMC Corp.	102,400	27,006,260
SoftBank Corp.	591,600	44,706,181
Sumitomo Mitsui Financial Group, Inc.	754,600	32,345,121
Tokyo Tatemono Co. Ltd.	2,040,000	17,479,448
Yahoo! Japan Corp.	2,481,500	12,156,712
Yaskawa Electric Corp.	1,016,800	14,047,790

		223,024,481
Mexico — 1.0%
Cemex SAB de CV — ADR (a)	1,453,400	18,356,442
Netherlands — 3.4%
Aalberts Industries NV	594,005	20,689,772
ING Groep NV — CVA (a)	1,128,700	16,052,104
Randstad Holding NV	458,875	26,857,489

		63,599,365
New Zealand — 0.9%
Xero Ltd. (Acquired 10/15/13, cost $8,211,297) (a)(c)	540,000	16,596,888
Nigeria — 0.7%
Lekoil Ltd. (a)(d)	14,262,400	12,542,580
Norway — 1.3%
Statoil ASA	888,400	25,065,959
Russia — 0.0%
Eurasia Drilling Co. Ltd. — GDR	36,998	948,259
South Africa — 1.1%
Naspers Ltd., N Shares	145,900	16,077,158
Playtech PLC	324,920	3,668,144

		19,745,302
South Korea — 1.2%
Hyundai Development Co. — Engineering & Construction	173,900	4,918,351
NAVER Corp.	22,800	16,659,295

		21,577,646
Spain — 3.4%
Bankinter SA	1,754,200	14,124,238

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Spain (concluded)
NH Hoteles SA (a)	4,375,356	$31,134,377
Sacyr SA (a)	2,747,937	18,276,191

		63,534,806
Sweden — 3.6%
Nordea Bank AB	673,900	9,559,682
Seamless Distribution AB (a)(b)	755,464	3,722,576
Skanska AB, B Shares	647,490	15,263,531
Svenska Cellulosa AB SCA, B Shares	1,290,522	38,007,354

		66,553,143
Switzerland — 10.0%
Actelion Ltd., Registered Shares	225,755	21,394,441
Adecco SA	280,100	23,311,669
Novartis AG, Registered Shares	728,200	61,829,950
Roche Holding AG	203,014	61,059,257
UBS AG, Registered Shares	904,902	18,725,460

		186,320,777
Taiwan — 1.1%
Epistar Corp.	6,579,000	15,846,838
Hermes Microvision, Inc. — GDR (a)(e)	121,933	4,781,603

		20,628,441
Thailand — 0.6%
PTT Global Chemical PCL (a)	5,138,600	11,444,632
Turkey — 0.5%
Turkiye Halk Bankasi AS	1,578,159	9,774,736
United Kingdom — 15.0%
AO World PLC (a)	2,035,000	10,652,851
APR Energy PLC (b)	1,520,844	20,423,117
AstraZeneca PLC	481,300	31,201,039
Babcock International Group PLC	995,100	22,346,296
Crest Nicholson Holdings PLC	3,923,492	25,725,779
DS Smith PLC	3,266,120	17,701,338
esure Group PLC	2,215,306	10,369,636
Foxtons Group PLC (a)	4,194,324	25,193,907
Halma PLC	1,563,576	15,029,168
Hargreaves Lansdown PLC	397,345	9,665,883
Kennedy Wilson Europe Real Estate PLC (a)	808,719	14,021,769
Monitise PLC (a)	7,242,500	8,582,815
Ocado Group PLC (a)	694,700	5,336,685
Perform Group PLC (a)	2,727,873	11,141,971
Poundland Group PLC (a)	626,032	3,965,993

Common Stocks	Shares	Value
United Kingdom (concluded)
Rio Tinto PLC	242,800	$13,540,323
Travis Perkins PLC	572,600	18,029,780
Ultra Electronics Holdings PLC	196,181	5,857,599
Vodafone Group PLC	3,227,549	11,868,661

		280,654,610
United States — 1.5%
Euronet Worldwide, Inc. (a)	271,683	11,299,296
Platform Specialty Products Corp. (a)	147,683	2,813,361
Schlumberger Ltd.	68,700	6,698,250
Verizon Communications, Inc.	155,622	7,420,057

		28,230,964
Total Common Stocks — 100.5%		1,874,351,870

Preferred Stocks
United States — 0.5%
SAGE Therapeutics, Series C (Acquired 1/15/14, cost $9,137,436) (a)(c)	429,853	9,316,121
Total Preferred Stocks — 0.5%		9,316,121

Total Long-Term Investments (Cost — $1,592,965,858) — 101.0%		1,883,667,991

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	5,443,397	5,443,397
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (f)(g)(h)	$56,773	56,773,283
Total Short-Term Securities (Cost — $62,216,680) — 3.3%		62,216,680
Total Investments (Cost — $1,655,182,538) — 104.3%		1,945,884,671
Liabilities in Excess of Other Assets — (4.3)%		(80,607,622)

Net Assets — 100.0%		$1,865,277,049

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $25,913,009 and an original cost of $17,348,733, which was 1.4% of its net assets.

(d)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased	Shares Held at March 31, 2014	Value at March 31, 2014
Lekoil Ltd.[1]	11,466,200	2,796,200	14,262,400	$12,542,580

[1]	No longer an affiliated company as of report date.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	362,527	5,080,870	5,443,397	$2,228
BlackRock Liquidity Series, LLC, Money Market Series	$30,786,020	$25,987,263	$56,773,283	$513,794

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,906,973	USD	2,097,027	BNP Paribas S.A.	4/22/14	$60,446
CHF	629,437	USD	691,176	Citibank N.A.	4/22/14	20,943
CHF	1,227,629	USD	1,351,315	State Street Bank and Trust Co.	4/22/14	37,575
CHF	3,185,439	USD	3,499,125	State Street Bank and Trust Co.	4/22/14	104,752
CHF	1,159,659	USD	1,307,320	The Bank of New York Mellon	4/22/14	4,670
CHF	1,196,084	USD	1,367,042	The Bank of New York Mellon	4/22/14	(13,841)
DKK	50,994,542	USD	9,304,307	Bank of America N.A.	4/22/14	106,834
EUR	5,370,000	USD	7,406,562	BNP Paribas S.A.	4/22/14	(8,917)
EUR	4,464,000	USD	6,205,603	Citibank N.A.	4/22/14	(56,052)
EUR	4,504,000	USD	6,258,326	Citibank N.A.	4/22/14	(53,672)
EUR	19,684,000	USD	27,152,562	Citibank N.A.	4/22/14	(36,130)
EUR	34,055,241	USD	46,297,453	Citibank N.A.	4/22/14	616,621
EUR	5,929,000	USD	8,244,761	JPMorgan Chase Bank N.A.	4/22/14	(77,044)
EUR	5,497,000	USD	7,567,995	The Bank of New York Mellon	4/22/14	4,604
GBP	10,080,000	USD	16,616,053	Deutsche Bank AG	4/22/14	186,031
GBP	18,219,000	USD	30,318,347	Goldman Sachs Bank USA	4/22/14	50,421
GBP	1,002,000	USD	1,665,299	State Street Bank and Trust Co.	4/22/14	4,908
HKD	49,251,000	USD	6,342,487	Citibank N.A.	4/22/14	7,641
HKD	298,710,000	USD	38,524,197	Deutsche Bank AG	4/22/14	(10,322)
JPY	1,061,454,671	USD	10,352,948	Barclays Bank PLC	4/22/14	(67,791)
JPY	173,400,532	USD	1,678,320	Deutsche Bank AG	4/22/14	1,876
JPY	817,426,000	USD	7,944,428	JPMorgan Chase Bank N.A.	4/22/14	(23,830)
JPY	913,540,000	USD	9,018,716	JPMorgan Chase Bank N.A.	4/22/14	(166,805)
JPY	941,720,000	USD	9,174,176	State Street Bank and Trust Co.	4/22/14	(49,210)
JPY	1,518,073,459	USD	14,906,602	The Bank of New York Mellon	4/22/14	(196,954)
JPY	1,803,901,000	USD	17,683,518	Westpac Banking Corp.	4/22/14	(204,293)
NOK	21,473,000	USD	3,575,484	Bank of America N.A.	4/22/14	7,596
NOK	65,234,602	USD	10,849,738	Barclays Bank PLC	4/22/14	35,597
SGD	21,429,000	USD	16,845,970	Deutsche Bank AG	4/22/14	189,765
USD	7,464,736	CHF	6,508,279	Barclays Bank PLC	4/22/14	101,532
USD	27,754,415	CHF	25,080,000	Goldman Sachs International	4/22/14	(620,082)
USD	5,859,913	CHF	5,200,263	JPMorgan Chase Bank N.A.	4/22/14	(23,454)
USD	25,542,148	CHF	23,192,653	UBS AG	4/22/14	(697,082)
USD	2,168,425	CHF	1,917,230	Westpac Banking Corp.	4/22/14	(652)
USD	1,134,594	DKK	6,067,000	Bank of America N.A.	4/22/14	14,918
USD	1,901,490	DKK	10,218,039	Bank of America N.A.	4/22/14	15,731

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,091,354	DKK	11,339,817	Bank of America N.A.	4/22/14	$(1,431)
USD	4,972,598	DKK	27,028,216	Bank of America N.A.	4/22/14	(15,512)
USD	13,830,929	DKK	76,407,667	Bank of America N.A.	4/22/14	(270,253)
USD	933,647	DKK	5,103,532	BNP Paribas S.A.	4/22/14	(8,219)
USD	3,200,288	DKK	17,372,039	Citibank N.A.	4/22/14	(5,755)
USD	4,290,484	DKK	23,377,305	Citibank N.A.	4/22/14	(23,842)
USD	2,076,812	DKK	11,255,260	Credit Suisse International	4/22/14	(368)
USD	1,283,967	DKK	7,007,527	Morgan Stanley Capital Services LLC	4/22/14	(9,285)
USD	2,955,027	DKK	16,163,492	Morgan Stanley Capital Services LLC	4/22/14	(27,977)
USD	6,414,088	DKK	34,530,404	Morgan Stanley Capital Services LLC	4/22/14	41,436
USD	4,657,210	EUR	3,357,000	Barclays Bank PLC	4/22/14	32,648
USD	948,119	EUR	690,000	BNP Paribas S.A.	4/22/14	(2,416)
USD	8,382,590	EUR	6,129,000	BNP Paribas S.A.	4/22/14	(60,643)
USD	8,498,747	EUR	6,129,000	BNP Paribas S.A.	4/22/14	55,513
USD	9,174,290	EUR	6,750,000	Citibank N.A.	4/22/14	(124,426)
USD	13,148,590	EUR	9,590,000	Citibank N.A.	4/22/14	(62,474)
USD	252,858,749	EUR	186,222,000	Deutsche Bank AG	4/22/14	(3,678,351)
USD	3,848,577	EUR	2,807,000	Goldman Sachs Bank USA	4/22/14	(18,311)
USD	5,589,645	EUR	4,019,000	State Street Bank and Trust Co.	4/22/14	53,121
USD	297,231	EUR	218,000	UBS AG	4/22/14	(3,084)
USD	10,767,559	EUR	7,818,000	Westpac Banking Corp.	4/22/14	(2,420)
USD	1,606,010	GBP	962,000	Citibank N.A.	4/22/14	2,478
USD	8,662,724	GBP	5,210,000	Goldman Sachs Bank USA	4/22/14	(21,687)
USD	14,005,918	GBP	8,385,000	Goldman Sachs Bank USA	4/22/14	29,184
USD	77,087,917	GBP	46,919,000	Goldman Sachs International	4/22/14	(1,120,121)
USD	6,663,513	GBP	4,007,000	JPMorgan Chase Bank N.A.	4/22/14	(15,649)
USD	1,603,387	GBP	960,000	UBS AG	4/22/14	3,189
USD	3,339,643	GBP	1,997,000	Westpac Banking Corp.	4/22/14	10,897
USD	4,775,089	GBP	2,861,000	Westpac Banking Corp.	4/22/14	6,164
USD	1,217,248	HKD	9,439,000	Citibank N.A.	4/22/14	240
USD	3,664,720	HKD	28,429,000	Citibank N.A.	4/22/14	(745)
USD	13,402,111	HKD	103,936,000	Royal Bank of Scotland PLC	4/22/14	1,227
USD	106,641,902	JPY	11,120,144,000	BNP Paribas S.A.	4/22/14	(1,108,748)
USD	1,440,758	JPY	146,781,000	Citibank N.A.	4/22/14	18,497
USD	2,546,983	JPY	260,685,000	Credit Suisse International	4/22/14	21,029
USD	7,658,086	JPY	790,280,000	JPMorgan Chase Bank N.A.	4/22/14	525
USD	34,625,887	JPY	3,567,564,000	JPMorgan Chase Bank N.A.	4/22/14	57,329
USD	9,497,152	JPY	972,005,000	Westpac Banking Corp.	4/22/14	78,733
USD	22,648,944	NOK	140,029,000	Bank of America N.A.	4/22/14	(716,916)
USD	7,428,787	NZD	8,645,000	Bank of America N.A.	4/22/14	(60,240)
USD	8,102,095	NZD	9,801,000	JPMorgan Chase Bank N.A.	4/22/14	(388,357)
USD	1,338,779	SEK	8,646,000	Bank of America N.A.	4/22/14	3,392
USD	1,687,843	SEK	10,779,000	Bank of America N.A.	4/22/14	23,011

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	29

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,943,865	SEK	18,919,000	Bank of America N.A.	4/22/14	$21,799
USD	3,102,763	SEK	19,867,000	Bank of America N.A.	4/22/14	34,277
USD	1,877,238	SEK	12,120,000	BNP Paribas S.A.	4/22/14	5,287
USD	1,978,695	SEK	12,856,000	BNP Paribas S.A.	4/22/14	(6,932)
USD	7,281,596	SEK	47,253,000	Citibank N.A.	4/22/14	(16,696)
USD	2,516,747	SEK	16,449,000	Goldman Sachs Bank USA	4/22/14	(23,825)
USD	1,953,482	SEK	12,755,000	JPMorgan Chase Bank N.A.	4/22/14	(16,546)
USD	5,092,199	SEK	33,012,000	JPMorgan Chase Bank N.A.	4/22/14	(6,550)
USD	2,568,815	SEK	16,546,000	Royal Bank of Scotland PLC	4/22/14	13,262
USD	9,375,352	TRY	20,300,000	Bank of America N.A.	4/22/14	(46,793)
USD	3,304,997	ZAR	35,930,000	BNP Paribas S.A.	4/22/14	(96,316)
USD	2,743,876	ZAR	30,509,000	Citibank N.A.	4/22/14	(144,258)
USD	6,491,633	ZAR	73,095,782	Citibank N.A.	4/22/14	(427,979)
USD	3,435,972	ZAR	37,414,000	UBS AG	4/22/14	(105,825)
ZAR	275,695,000	USD	25,145,189	Goldman Sachs Bank USA	4/22/14	953,477
Total						$(7,905,905)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Austria	—	$20,451,338	—	$20,451,338
Belgium	—	31,476,702	—	31,476,702
Brazil	$4,735,288	—	—	4,735,288
Canada	49,369,318	—	—	49,369,318
China	18,945,568	48,010,359	—	66,955,927
Denmark	9,275,725	40,185,721	—	49,461,446
Finland	—	22,088,376	—	22,088,376
France	30,084,966	124,932,544	—	155,017,510
Germany	—	165,417,947	—	165,417,947
Greece	—	14,132,486	—	14,132,486
Hong Kong	—	40,232,177	—	40,232,177

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
India	$9,348,240	—	—	$9,348,240
Indonesia	—	$22,515,191	—	22,515,191
Ireland	59,006,802	38,790,715	—	97,797,517
Italy	9,069,813	47,683,563	—	56,753,376
Japan	280,047	222,744,434	—	223,024,481
Mexico	18,356,442	—	—	18,356,442
Netherlands	—	63,599,365	—	63,599,365
New Zealand	—	16,596,888	—	16,596,888
Nigeria	12,542,580	—	—	12,542,580
Norway	—	25,065,959	—	25,065,959
Russia	948,259	—	—	948,259
South Africa	—	19,745,302	—	19,745,302
South Korea	—	21,577,646	—	21,577,646
Spain	—	63,534,806	—	63,534,806
Sweden	—	66,553,143	—	66,553,143
Switzerland	—	186,320,777	—	186,320,777
Taiwan	4,781,603	15,846,838	—	20,628,441
Thailand	11,444,632	—	—	11,444,632
Turkey	—	9,774,736	—	9,774,736
United Kingdom	85,931,480	194,723,130	—	280,654,610
United States	28,230,964	—	—	28,230,964
Preferred Stocks	—	—	$9,316,121	9,316,121
Short-Term Securities	5,443,397	56,773,283	—	62,216,680
Total	$357,795,124	$1,578,773,426	$9,316,121	$1,945,884,671

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$3,039,176	—	$3,039,176
Liabilities:
Foreign currency exchange contracts	—	(10,945,081)	—	(10,945,081)
Total	—	$(7,905,905)	—	$(7,905,905)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$40,967,721	—	—	$40,967,721
Liabilities:
Bank overdraft	—	$(2,378)	—	(2,378)
Collateral on securities loaned at value	—	(56,773,283)	—	(56,773,283)
Total	$40,967,721	$(56,775,661)	—	$(15,807,940)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of March 31, 2014, securities with a value of $42,272,865 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of September 30, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period September 30, 2013 to March 31, 2014.

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of September 30, 2013, the Fund did not utilize the external pricing service model adjustments as significant market movements did not occur. As of March 31, 2014, securities with a value of $35,563,543 were systematically fair valued due to significant market movements. Therefore, these securities were transferred from Level 1 to Level 2 during the period September 30, 2013 to March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	31

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 1.0%
QUALCOMM, Inc.	29,885	$2,356,731
Diversified Telecommunication Services — 0.5%
8X8, Inc. (a)	107,500	1,162,075
Electronic Equipment, Instruments & Components — 1.0%
Fingerprint Cards AB, Class B (a)(b)	70,900	592,867
Tong Hsing Electronic Industries Ltd.	172,000	891,135
Yaskawa Electric Corp.	57,600	795,784

		2,279,786
Internet & Catalog Retail — 9.4%
Amazon.com, Inc. (a)	16,350	5,502,102
Expedia, Inc.	22,400	1,624,000
Makemytrip Ltd. (a)	65,600	1,776,448
Ocado Group PLC (a)	140,500	1,079,321
priceline.com, Inc. (a)	4,490	5,351,586
Qunar Cayman Islands Ltd. — ADR (a)	36,100	1,104,299
Vipshop Holdings Ltd. — ADR (a)	32,700	4,882,110

		21,319,866
Internet Software & Services — 28.6%
21Vianet Group, Inc. — ADR (a)	242,890	6,970,942
58.com, Inc. — ADR (a)	32,900	1,369,627
Baidu, Inc. — ADR (a)	20,400	3,108,552
Borderfree, Inc. (a)	8,600	160,304
ChannelAdvisor Corp. (a)	43,700	1,649,238
Criteo SA — ADR (a)	26,700	1,082,685
Cvent, Inc. (a)	34,165	1,235,065
DealerTrack Holdings, Inc. (a)	26,600	1,308,454
Demandware, Inc. (a)	20,600	1,319,636
E2open, Inc. (a)	46,968	1,107,036
eBay, Inc. (a)	57,100	3,154,204
econtext Asia Ltd. (a)	1,665,000	874,624
Facebook, Inc., Class A (a)	93,100	5,608,344
Google, Inc., Class A (a)	8,883	9,900,192
Kakaku.com, Inc.	137,900	2,243,221
LinkedIn Corp., Class A (a)	12,100	2,237,774
NAVER Corp.	3,600	2,630,415
Rocket Fuel, Inc. (a)(b)	22,600	969,088
SPS Commerce, Inc. (a)	26,800	1,646,860
Tencent Holdings Ltd.	74,200	5,179,174
TrustBuddy International AB	7,806,300	3,003,212
Twitter, Inc. (a)(b)	23,100	1,078,077
Xoom Corp. (a)	44,100	860,832
Yahoo!, Inc. (a)	43,300	1,554,470
Yelp, Inc. (a)	14,300	1,100,099
YY, Inc. — ADR (a)	48,400	3,695,824

		65,047,949
IT Services — 13.0%
Alliance Data Systems Corp. (a)	21,900	5,966,655
EPAM Systems, Inc. (a)	33,850	1,113,665
Euronet Worldwide, Inc. (a)	90,975	3,783,650
Fidelity National Information Services, Inc.	40,238	2,150,721
GMO Payment Gateway, Inc.	33,700	1,435,871
Jack Henry & Associates, Inc.	40,531	2,260,009
Luxoft Holding, Inc. (a)	54,300	1,904,301
MasterCard, Inc., Class A	48,100	3,593,070
QIWI PLC — ADR	45,000	1,559,250
TriNet Group, Inc. (a)	12,086	257,553
Visa, Inc., Class A	21,300	4,597,818
Wirecard AG	22,200	921,787

		29,544,350

Common Stocks	Shares	Value
Machinery — 0.3%
Arcam AB (a)	22,200	$675,710
Media — 1.0%
Imax Corp. (a)	29,200	798,036
Rentrak Corp. (a)	24,500	1,476,860

		2,274,896
Oil, Gas & Consumable Fuels — 0.5%
Solazyme, Inc. (a)(b)	104,200	1,209,762
Semiconductors & Semiconductor Equipment — 9.7%
Aixtron SE (a)	87,900	1,440,330
Applied Materials, Inc.	71,700	1,464,114
ASM Pacific Technology Ltd.	201,600	1,958,413
Avago Technologies Ltd.	35,999	2,318,696
Cavium, Inc. (a)	33,600	1,469,328
Epistar Corp.	1,631,000	3,928,590
Hermes Microvision, Inc. — GDR (a)(c)	25,206	988,453
Intel Corp.	177,000	4,568,370
NXP Semiconductor NV (a)	45,765	2,691,440
SK Hynix, Inc. (a)	32,300	1,095,967

		21,923,701
Software — 19.9%
Adobe Systems, Inc. (a)	44,600	2,932,004
Autodesk, Inc. (a)	65,600	3,226,208
Concur Technologies, Inc. (a)	21,490	2,129,014
Guidewire Software, Inc. (a)	40,430	1,983,092
Microsoft Corp.	56,900	2,332,331
Monitise PLC (a)	1,208,600	1,432,266
NetSuite, Inc. (a)	14,000	1,327,620
Proofpoint, Inc. (a)	78,510	2,911,151
Red Hat, Inc. (a)	32,300	1,711,254
Salesforce.com, Inc. (a)	96,000	5,480,640
Seamless Distribution AB (a)(b)	90,244	444,681
ServiceNow, Inc. (a)	76,280	4,570,698
Tableau Software, Inc., Class A (a)	25,750	1,959,060
Totvs SA	124,900	1,936,528
UBISOFT Entertainment (a)	71,500	1,278,591
Ultimate Software Group, Inc. (a)	6,800	931,600
WANdisco PLC (a)	136,513	2,366,896
Workday, Inc., Class A (a)	14,800	1,353,164
Xero Ltd. (Acquired 10/15/13, cost $2,411,080) (a)(d)	158,560	4,873,338

		45,180,136
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	20,937	11,237,725
Nimble Storage, Inc. (a)	19,100	723,699
Stratasys Ltd. (a)	10,800	1,145,772

		13,107,196
Wireless Telecommunication Services — 1.3%
Aerohive Networks, Inc. (a)	42,000	443,100
RingCentral, Inc., Class A (a)	59,400	1,075,140
SoftBank Corp.	18,200	1,375,342

		2,893,582
Total Common Stocks — 92.0%		208,975,740

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value
Internet Software & Services — 0.9%
Uber Technologies, Inc. (Acquired 3/20/14, cost $2,000,000) (d)(e)	2,000,000	$2,000,000
Software — 2.9%
Hortonworks, Inc., Series D (Acquired 3/21/14, cost $3,100,459) (a)(d)	254,405	3,100,459
MongoDB Series C (Acquired 12/19/13, cost
$1,512,772) (a)(d)	60,303	1,513,002
MongoDB Series D (Acquired 12/19/13, cost
$470,592) (a)(d)	18,759	470,663
MongoDB Series E (Acquired 12/19/13, cost
$16,632) (a)(d)	663	16,635
Palantir Technologies, Inc. (Acquired 2/07/14, cost $1,500,011) (d)	244,700	1,500,011

		6,600,770
Total Preferred Stocks — 3.8%		8,600,770
Total Long-Term Investments (Cost — $157,099,711) — 95.8%		217,576,510

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	9,533,475	$9,533,475
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (f)(g)(h)	$3,760	3,760,146
Total Short-Term Securities (Cost — $13,293,621) — 5.8%		13,293,621
Total Investments (Cost — $170,393,332) — 101.6%		230,870,131
Liabilities in Excess of Other Assets — (1.6)%		(3,662,535)

Net Assets — 100.0%		$227,207,596

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $13,474,108 and an original cost of $12,511,557, which was 5.9% of its net assets.

(e)	Convertible security.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,949,728	7,583,747	9,533,475	$1,295
BlackRock Liquidity Series, LLC, Money Market Series	$13,648,085	$(9,887,939)	$3,760,146	$101,582

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	33

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SEK	1,267,834	USD	196,507	Royal Bank of Scotland PLC	4/22/14	$(688)
USD	234,953	EUR	172,000	Barclays Bank PLC	4/22/14	(1,992)
USD	1,014,828	EUR	742,000	BNP Paribas S.A.	4/22/14	(7,342)
USD	416,991	EUR	305,000	Citibank N.A.	4/22/14	(3,173)
USD	555,355	EUR	409,000	Deutsche Bank AG	4/22/14	(8,079)
USD	133,814	EUR	98,000	Goldman Sachs Bank USA	4/22/14	(1,189)
USD	164,282	EUR	120,000	Goldman Sachs Bank USA	4/22/14	(1,029)
USD	635,163	GBP	389,000	Citibank N.A.	4/22/14	(13,251)
USD	218,422	GBP	131,000	Deutsche Bank AG	4/22/14	62
USD	659,753	GBP	396,000	Goldman Sachs Bank USA	4/22/14	(328)
USD	972,686	GBP	585,000	Goldman Sachs Bank USA	4/22/14	(2,435)
USD	3,146,345	GBP	1,915,000	Goldman Sachs Bank USA	4/22/14	(45,718)
USD	383,231	HKD	2,974,000	BNP Paribas S.A.	4/22/14	(219)
USD	488,199	HKD	3,791,000	BNP Paribas S.A.	4/22/14	(589)
USD	492,581	HKD	3,823,000	BNP Paribas S.A.	4/22/14	(334)
USD	1,170,303	HKD	9,078,000	Citibank N.A.	4/22/14	(160)
USD	2,836,918	HKD	21,997,000	Citibank N.A.	4/22/14	757
USD	126,321	HKD	980,000	Royal Bank of Scotland PLC	4/22/14	(35)
USD	465,192	HKD	3,609,000	Royal Bank of Scotland PLC	4/22/14	(131)
USD	307,494	HKD	2,385,000	Toronto-Dominion Bank	4/22/14	(14)
USD	455,978	HKD	3,541,000	Toronto-Dominion Bank	4/22/14	(577)
USD	4,716,095	NZD	5,705,000	JPMorgan Chase Bank N.A.	4/22/14	(226,056)
USD	178,868	SEK	1,144,000	Bank of America N.A.	4/22/14	2,175
USD	2,853,524	SEK	18,472,000	BNP Paribas S.A.	4/22/14	497
USD	69,809	SEK	454,000	Goldman Sachs Bank USA	4/22/14	(311)
USD	96,821	SEK	631,000	Goldman Sachs Bank USA	4/22/14	(638)
USD	147,347	SEK	956,000	Goldman Sachs Bank USA	4/22/14	(309)
USD	159,210	SEK	1,017,000	Toronto-Dominion Bank	4/22/14	2,133
USD	789,758	ZAR	8,659,000	Goldman Sachs Bank USA	4/22/14	(29,947)
Total						$(338,920)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Communications Equipment	$2,356,731	—	—	$2,356,731
Diversified Telecommunication Services	1,162,075	—	—	1,162,075
Electronic Equipment, Instruments & Components	—	$2,279,786	—	2,279,786
Internet & Catalog Retail	20,240,545	1,079,321	—	21,319,866
Internet Software & Services	56,363,736	8,684,213	—	65,047,949
IT Services	27,186,692	2,357,658	—	29,544,350
Machinery	675,710	—	—	675,710
Media	2,274,896	—	—	2,274,896
Oil, Gas & Consumable Fuels	1,209,762	—	—	1,209,762
Semiconductors & Semiconductor Equipment	13,500,401	8,423,300	—	21,923,701
Software	37,151,260	8,028,876	—	45,180,136
Technology Hardware, Storage & Peripherals	13,107,196	—	—	13,107,196
Wireless Telecommunication Services	1,518,240	1,375,342	—	2,893,582
Preferred Stocks	—	—	$8,600,770	8,600,770
Short-Term Securities	9,533,475	3,760,146	—	13,293,621
Total	$186,280,719	$35,988,642	$8,600,770	$230,870,131

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$5,624	—	$5,624
Liabilities:
Foreign currency exchange contracts	—	(344,544)	—	(344,544)
Total	—	$(338,920)	—	$(338,920)

[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,930,868	—	—	$3,930,868
Liabilities:
Bank overdraft	—	$(1,127)	—	(1,127)
Collateral on securities loaned at value	—	(3,760,146)	—	(3,760,146)
Total	$3,930,868	$(3,761,273)	—	$169,595

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	35

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2013	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	$303
Purchases	8,600,467
Sales	—
Closing Balance, as of March 31, 2014	$8,600,770

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014	$303

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments March 31, 2014 (Unaudited)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.8%
B/E Aerospace, Inc. (a)	116,800	$10,137,072
Textron, Inc.	208,700	8,199,823
Triumph Group, Inc.	156,524	10,108,320

		28,445,215
Airlines — 1.1%
American Airlines Group, Inc. (a)	265,550	9,719,130
JetBlue Airways Corp. (a)	901,700	7,835,773

		17,554,903
Auto Components — 2.6%
Lear Corp.	133,160	11,148,155
TRW Automotive Holdings Corp. (a)	210,900	17,213,658
Visteon Corp. (a)	152,700	13,504,788

		41,866,601
Automobiles — 0.5%
Tesla Motors, Inc. (a)	41,160	8,579,802
Banks — 4.9%
BankUnited, Inc.	736,680	25,614,364
Regions Financial Corp.	1,527,880	16,974,747
SunTrust Banks, Inc.	349,230	13,895,862
Texas Capital Bancshares, Inc. (a)	125,300	8,136,982
Western Alliance Bancorp (a)	574,286	14,127,436

		78,749,391
Biotechnology — 3.8%
Alexion Pharmaceuticals, Inc. (a)	48,900	7,439,157
Alkermes PLC (a)	294,600	12,988,914
BioMarin Pharmaceutical, Inc. (a)	212,700	14,508,267
Karyopharm Therapeutics, Inc. (a)	105,359	3,254,540
Regeneron Pharmaceuticals, Inc. (a)	24,760	7,434,933
Seattle Genetics, Inc. (a)	168,168	7,661,734
UniQure B.V. (a)	800	12,440
Vertex Pharmaceuticals, Inc. (a)	98,000	6,930,560

		60,230,545
Building Products — 0.3%
Continental Building Products, Inc. (a)	262,426	4,944,106
Capital Markets — 2.3%
Invesco Ltd.	443,070	16,393,590
WisdomTree Investments, Inc. (a)	1,591,127	20,875,586

		37,269,176
Chemicals — 2.9%
Axiall Corp.	313,047	14,062,071
Cytec Industries, Inc.	108,090	10,550,665
Eastman Chemical Co.	138,000	11,896,980
The Valspar Corp.	128,340	9,255,881

		45,765,597
Consumer Finance — 0.3%
Regional Management Corp. (a)	210,900	5,200,794
Containers & Packaging — 2.2%
Crown Holdings, Inc. (a)	413,450	18,497,753
Owens-Illinois, Inc. (a)	483,470	16,355,790

		34,853,543
Electrical Equipment — 2.9%
Acuity Brands, Inc.	191,751	25,420,430
Roper Industries, Inc.	154,520	20,629,965

		46,050,395
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	88,680	8,127,522

Common Stocks	Shares	Value
Energy Equipment & Services — 0.8%
Bristow Group, Inc.	109,600	$8,276,992
Geospace Technologies Corp. (a)	56,755	3,755,478

		12,032,470
Food & Staples Retailing — 0.5%
Whole Foods Market, Inc.	160,000	8,113,600
Food Products — 3.1%
Annie’s, Inc. (a)(b)	174,370	7,007,930
The Hain Celestial Group, Inc. (a)	153,701	14,059,030
The Hillshire Brands Co.	214,400	7,988,544
Hormel Foods Corp.	221,900	10,933,013
Keurig Green Mountain, Inc.	83,800	8,848,442

		48,836,959
Health Care Equipment & Supplies — 2.2%
CareFusion Corp. (a)	180,210	7,248,046
The Cooper Cos., Inc.	62,070	8,525,935
Edwards Lifesciences Corp. (a)	120,200	8,915,234
Varian Medical Systems, Inc. (a)	125,400	10,532,346

		35,221,561
Health Care Providers & Services — 1.7%
HCA Holdings, Inc. (a)	308,360	16,188,900
Universal Health Services, Inc., Class B	123,190	10,110,203

		26,299,103
Hotels, Restaurants & Leisure — 1.0%
ARAMARK Holdings Corp.	283,900	8,210,388
Diamond Resorts International, Inc. (a)	490,600	8,315,670

		16,526,058
Household Durables — 3.2%
Installed Building Products, Inc. (a)	349,300	4,872,735
Jarden Corp. (a)	359,580	21,513,671
The New Home Co., Inc. (a)	237,600	3,383,424
PulteGroup, Inc.	603,920	11,589,225
Toll Brothers, Inc. (a)	277,955	9,978,585

		51,337,640
Household Products — 0.6%
Energizer Holdings, Inc.	102,400	10,315,776
Insurance — 2.6%
AON PLC	138,340	11,659,295
Genworth Financial, Inc., Class A (a)	977,000	17,322,210
Reinsurance Group of America, Inc.	149,820	11,930,167

		40,911,672
Internet & Catalog Retail — 1.0%
Groupon, Inc. (a)	663,900	5,204,976
Liberty Interactive Corp., Class A (a)	389,400	11,241,978

		16,446,954
Internet Software & Services — 1.7%
Borderfree, Inc. (a)	58,800	1,096,032
ChannelAdvisor Corp. (a)	259,166	9,780,925
Cvent, Inc. (a)	244,700	8,845,905
Rocket Fuel, Inc. (a)(b)	154,000	6,603,520

		26,326,382
IT Services — 3.0%
Alliance Data Systems Corp. (a)	76,660	20,886,017
Euronet Worldwide, Inc. (a)	257,073	10,691,666
Fidelity National Information Services, Inc.	278,620	14,892,239

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	37

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
IT Services (concluded)
TriNet Group, Inc. (a)	83,917	$1,788,271

		48,258,193
Life Sciences Tools & Services — 3.7%
Agilent Technologies, Inc.	200,700	11,223,144
Charles River Laboratories International, Inc. (a)	212,800	12,840,352
Illumina, Inc. (a)(b)	102,930	15,301,574
Thermo Fisher Scientific, Inc.	160,940	19,351,426

		58,716,496
Machinery — 4.1%
Actuant Corp., Class A	282,330	9,641,569
Crane Co.	182,400	12,977,760
Flowserve Corp.	148,200	11,609,988
Snap-On, Inc.	150,870	17,120,728
Stanley Black & Decker, Inc.	179,300	14,566,332

		65,916,377
Marine — 0.4%
Diana Shipping, Inc. (a)	589,300	7,065,707
Media — 4.8%
AMC Networks, Inc., Class A (a)	153,400	11,212,006
The E.W. Scripps Co., Class A (a)	194,200	3,441,224
The Interpublic Group of Cos., Inc.	872,390	14,952,765
Liberty Global PLC, Series A (a)	168,870	7,024,992
Liberty Global PLC, Series C (a)	168,870	6,874,698
LIN Media LLC, Class A (a)	147,100	3,898,150
The Madison Square Garden Co., Class A (a)	169,500	9,624,210
Nexstar Broadcasting Group, Inc., Class A	74,800	2,806,496
Sirius XM Holdings, Inc. (a)	3,946,600	12,629,120
Tribune Co. (a)	51,000	4,062,150

		76,525,811
Metals & Mining — 1.6%
Constellium NV (a)	432,900	12,705,615
US Silica Holdings, Inc.	340,100	12,981,617

		25,687,232
Multiline Retail — 0.6%
Nordstrom, Inc.	140,000	8,743,000
Oil, Gas & Consumable Fuels — 5.4%
Cabot Oil & Gas Corp.	522,284	17,694,982
Concho Resources, Inc. (a)	157,180	19,254,550
Diamondback Energy, Inc. (a)	122,400	8,238,744
Gaslog Ltd. (a)	428,700	9,984,423
Kosmos Energy Ltd. (a)	692,110	7,613,210
Navigator Holdings Ltd. (a)	274,500	7,137,000
Oasis Petroleum, Inc. (a)	273,560	11,415,659
Solazyme, Inc. (a)(b)	414,930	4,817,337

		86,155,905
Pharmaceuticals — 2.7%
Mallinckrodt PLC (a)	173,400	10,995,294
Mylan, Inc. (a)	345,800	16,885,414
Perrigo Co. PLC	95,100	14,708,166

		42,588,874
Professional Services — 1.0%
Equifax, Inc.	224,060	15,242,802
Real Estate Investment Trusts (REITs) — 4.1%
Hospitality Properties Trust	466,340	13,393,285
Host Hotels & Resorts, Inc.	780,400	15,795,296
Liberty Property Trust	200,849	7,423,379
RLJ Lodging Trust	568,450	15,200,353
Weyerhaeuser Co.	440,513	12,929,057

		64,741,370

Common Stocks	Shares	Value
Real Estate Management & Development — 1.8%
Kennedy-Wilson Holdings, Inc.	1,257,400	$28,304,074
Road & Rail — 1.1%
Hertz Global Holdings, Inc. (a)	629,046	16,757,785
Semiconductors & Semiconductor Equipment — 4.2%
Advanced Energy Industries, Inc. (a)	280,244	6,865,978
Applied Materials, Inc.	436,000	8,903,120
Avago Technologies Ltd.	197,318	12,709,252
Canadian Solar, Inc. (a)	129,600	4,152,384
NXP Semiconductor NV (a)	220,190	12,949,374
SunPower Corp. (a)(b)	179,640	5,795,186
Veeco Instruments, Inc. (a)	359,900	15,090,607

		66,465,901
Software — 2.2%
Autodesk, Inc. (a)	227,200	11,173,696
ServiceNow, Inc. (a)	215,100	12,888,792
Tableau Software, Inc., Class A (a)	109,800	8,353,584
Varonis Systems, Inc. (a)	72,800	2,603,328

		35,019,400
Specialty Retail — 2.7%
Abercrombie & Fitch Co., Class A	200,850	7,732,725
Dick’s Sporting Goods, Inc.	137,600	7,514,336
Genesco, Inc. (a)	145,190	10,826,818
GNC Holdings, Inc., Class A	210,500	9,266,210
L Brands, Inc.	134,800	7,652,596

		42,992,685
Textiles, Apparel & Luxury Goods — 3.3%
Kate Spade & Co. (a)	276,000	10,236,840
PVH Corp.	107,130	13,366,610
Ralph Lauren Corp.	58,600	9,430,498
Sequential Brands Group, Inc. (a)(c)	2,500,000	20,000,000

		53,033,948
Thrifts & Mortgage Finance — 0.5%
Strategic Growth Bancorp (Acquired 3/10/14, cost $7,599,729) (a)(d)	610,420	7,599,729
Trading Companies & Distributors — 1.1%
United Rentals, Inc. (a)	191,567	18,187,371
Wireless Telecommunication Services — 2.0%
Aerohive Networks, Inc. (a)	291,400	3,074,270
SBA Communications Corp., Class A (a)	250,330	22,770,017
T-Mobile U.S., Inc.	164,900	5,446,647

		31,290,934
Total Common Stocks — 94.8%		1,509,299,359

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

Preferred Stocks	Shares	Value
Internet Software & Services — 0.3%
Uber Technologies, Inc. (Acquired 3/20/14, cost $5,218,000) (d)(e)	5,218,000	$5,218,000
Software — 1.8%
Hortonworks, Inc., Series D (Acquired 3/21/14,cost $14,233,594) (a)(d)	1,167,923	14,233,594
MongoDB Series C (Acquired 12/19/13, cost $7,974,602) (a)(d)	317,888	7,975,810
MongoDB Series D (Acquired 12/19/13, cost $2,480,799) (a)(d)	98,891	2,481,175
MongoDB Series E (Acquired 12/19/13, cost $87,676) (a)(d)	3,495	87,690
Palantir Technologies, Inc. (Acquired 2/07/14,cost $4,300,011) (d)	701,470	4,300,011

		29,078,280
Total Preferred Stocks — 2.1%		34,296,280
Total Long-Term Investments (Cost — $1,150,979,992) — 96.9%		1,543,595,639

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(g)	51,289,172	$51,289,172
Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.16% (f)(g)(h)	$27,405	27,404,520
Total Short-Term Securities (Cost — $78,693,692) — 5.0%		78,693,692
Total Investments (Cost — $1,229,673,684) — 101.9%		1,622,289,331
Liabilities in Excess of Other Assets — (1.9)%		(29,550,252)

Net Assets — 100.0%		$1,592,739,079

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2013	Shares Purchased	Shares Held at March 31, 2014	Value at March 31, 2014
Sequential Brands Group, Inc.	2,500,000	—	2,500,000	$20,000,000

(d)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $41,896,009 and an original cost of $41,894,411, which was 3.9% of its net assets.

(e)	Convertible security.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2013	Net Activity	Shares/Beneficial Interest Held at March 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	47,610,474	3,678,698	51,289,172	$3,450
BlackRock Liquidity Series, LLC, Money Market Series	$185,313,336	$(160,608,816)	$24,704,520	$438,749

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	39

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$28,445,215	—	—	$28,445,215
Airlines	17,554,903	—	—	17,554,903
Auto Components	41,866,601	—	—	41,866,601
Automobiles	8,579,802	—	—	8,579,802
Banks	78,749,391	—	—	78,749,391
Biotechnology	60,230,545	—	—	60,230,545
Building Products	4,944,106	—	—	4,944,106
Capital Markets	37,269,176	—	—	37,269,176
Chemicals	45,765,597	—	—	45,765,597
Consumer Finance	5,200,794	—	—	5,200,794
Containers & Packaging	34,853,543	—	—	34,853,543
Electrical Equipment	46,050,395	—	—	46,050,395
Electronic Equipment, Instruments & Components	8,127,522	—	—	8,127,522
Energy Equipment & Services	12,032,470	—	—	12,032,470
Food & Staples Retailing	8,113,600	—	—	8,113,600
Food Products	48,836,959	—	—	48,836,959
Health Care Equipment & Supplies	35,221,561	—	—	35,221,561
Health Care Providers & Services	26,299,103	—	—	26,299,103
Hotels, Restaurants & Leisure	16,526,058	—	—	16,526,058
Household Durables	51,337,640	—	—	51,337,640
Household Products	10,315,776	—	—	10,315,776
Insurance	40,911,672	—	—	40,911,672
Internet & Catalog Retail	16,446,954	—	—	16,446,954
Internet Software & Services	26,326,382	—	—	26,326,382
IT Services	48,258,193	—	—	48,258,193
Life Sciences Tools & Services	58,716,496	—	—	58,716,496
Machinery	65,916,377	—	—	65,916,377
Marine	7,065,707	—	—	7,065,707
Media	76,525,811	—	—	76,525,811
Metals & Mining	25,687,232	—	—	25,687,232
Multiline Retail	8,743,000	—	—	8,743,000
Oil, Gas & Consumable Fuels	86,155,905	—	—	86,155,905
Pharmaceuticals	42,588,874	—	—	42,588,874
Professional Services	15,242,802	—	—	15,242,802
Real Estate Investment Trusts (REITs)	64,741,370	—	—	64,741,370
Real Estate Management & Development	28,304,074	—	—	28,304,074
Road & Rail	16,757,785	—	—	16,757,785
Semiconductors & Semiconductor Equipment	66,465,901	—	—	66,465,901

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2014

Schedule of Investments (concluded)	BlackRock U.S. Opportunities Portfolio

	Level 1	Level 2	Level 3	Total
Software	$35,019,400	—	—	$35,019,400
Specialty Retail	42,992,685	—	—	42,992,685
Textiles, Apparel & Luxury Goods	53,033,948	—	—	53,033,948
Thrifts & Mortgage Finance	—	—	$7,599,729	7,599,729
Trading Companies & Distributors	18,187,371	—	—	18,187,371
Wireless Telecommunication Services	31,290,934	—	—	31,290,934
Preferred Stocks	—	—	34,296,280	34,296,280
Short-Term Securities	51,289,172	$27,404,520	—	78,693,692
Total	$1,552,988,802	$27,404,520	$41,896,009	$1,622,289,331

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$63,853	—	—	$63,853
Liabilities:
Collateral on securities loaned at value	—	$(27,404,520)	—	(27,404,520)
Total	$63,853	$(27,404,520)	—	$(27,340,667)

There were no transfers between Level 1 and Level 2 during the six months ended March 31, 2014.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2013	$13,062,500	—	$13,062,500
Transfers into Level 3	—	—	—
Transfers out of Level 3	(13,062,500)	—	(13,062,500)
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation/depreciation[1,2]	—	$1,601	1,601
Purchases	7,599,729	34,294,679	41,894,408
Sales	—	—	—
Closing Balance, as of March 31, 2014	$7,599,729	$34,296,280	$41,896,009

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014[2]	—	$1,601	$1,601

[1]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.
[2]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2014 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	41

Statements of Assets and Liabilities

March 31, 2014 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$350,871,951	$3,626,668,688	$1,883,667,991	$217,576,510	$1,543,595,639
Investments at value — affiliated[3]	9,092,344	165,620,610	62,216,680	13,293,621	78,693,692
Cash	—	—	—	—	63,853
Cash pledged as collateral for options written	—	22,627,237	—	—	—
Foreign currency at value[4]	154,419	5,058,309	40,967,721	3,930,868	—
Investments sold receivable	5,070,489	30,371,551	69,152,831	9,451,817	15,273,472
Unrealized appreciation on forward foreign currency exchange contracts	484,367	28,300	3,039,176	5,624	—
Capital shares sold receivable	102,405	7,790,558	2,329,720	365,801	945,089
Dividends receivable — unaffiliated	632,556	4,179,949	5,720,559	33,643	839,108
Dividends receivable — affiliated	79	2,272	215	275	743
Receivable from Manager	26,058	—	150	—	81,876
Securities lending income receivable — affiliated	19,764	16,560	144,297	26,701	103,680
Prepaid expenses	44,902	129,878	81,954	56,414	72,890

Total assets	366,499,334	3,862,493,912	2,067,321,294	244,741,274	1,639,670,042

Liabilities
Bank overdraft	1,261	22,920	2,378	1,127	—
Collateral on securities loaned at value	7,540,083	57,299,570	56,773,283	3,760,146	27,404,520
Investments purchased payable	4,027,924	70,912,459	120,519,958	12,317,705	12,566,441
Unrealized depreciation on forward foreign currency exchange contracts	1,454,522	4,530,290	10,945,081	344,544	—
Capital shares redeemed payable	567,295	9,510,182	10,860,392	653,029	3,994,827
Investment advisory fees payable	272,630	2,237,657	1,559,122	198,022	1,203,947
Service and distribution fees payable	105,198	1,094,470	314,634	64,323	342,830
Other affiliates payable	21,957	238,385	196,651	18,367	181,292
Officer’s and Trustees’ fees payable	2,670	15,732	11,781	1,348	12,603
Other accrued expenses payable	233,425	979,461	860,965	175,067	1,224,503

Total liabilities	14,226,965	146,841,126	202,044,245	17,533,678	46,930,963

Net Assets	$352,272,369	$3,715,652,786	$1,865,277,049	$227,207,596	$1,592,739,079

Net Assets Consist of
Paid-in capital	$394,981,148	$2,565,035,738	$1,467,238,541	$199,079,666	$1,027,504,083
Undistributed (accumulated) net investment income (loss)	2,263,033	8,412,395	28,599,142	(2,393,919)	(4,565,543)
Accumulated net realized gain (loss)	(104,080,125)	153,077,518	86,619,031	(29,648,215)	177,184,892
Net unrealized appreciation/depreciation	59,108,313	989,127,135	282,820,335	60,170,064	392,615,647

Net Assets	$352,272,369	$3,715,652,786	$1,865,277,049	$227,207,596	$1,592,739,079

[1] Investments at cost — unaffiliated	$290,802,132	$2,633,127,764	$1,592,965,858	$157,099,711	$1,150,979,992
[2] Securities loaned at value	$7,125,179	$57,419,168	$53,293,449	$3,668,024	$27,482,834
[3] Investments at cost — affiliated	$9,092,344	$165,620,610	$62,216,680	$13,293,621	$78,693,692
[4] Foreign currency at cost	$153,416	$5,046,592	$40,808,317	$3,909,921	—

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2014

Statements of Assets and Liabilities (concluded)

March 31, 2014 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Net Asset Value
Institutional
Net assets	$63,853,324	$930,562,271	$856,622,574	$48,929,788	$698,941,802

Shares outstanding[1]	4,371,791	20,791,748	20,746,410	3,424,635	16,784,990

Net asset value	$14.61	$44.76	$41.29	$14.29	$41.64

Service
Net assets	—	$28,171,587	$40,880,406	$1,950,951	$153,288,223

Shares outstanding[1]	—	648,643	1,028,676	142,102	3,891,679

Net asset value	—	$43.43	$39.74	$13.73	$39.39

Investor A
Net assets	$212,298,995	$1,944,408,162	$810,069,215	$134,022,787	$509,928,398

Shares outstanding[1]	14,673,558	44,893,844	20,586,128	9,930,296	13,123,181

Net asset value	$14.47	$43.31	$39.35	$13.50	$38.86

Investor B
Net assets	$3,850,608	$31,320,491	$4,160,958	$2,297,473	$12,673,126

Shares outstanding[1]	273,878	777,348	113,920	190,500	377,703

Net asset value	$14.06	$40.29	$36.53	$12.06	$33.55

Investor C
Net assets	$58,035,730	$725,620,904	$153,543,896	$35,285,598	$217,907,530

Shares outstanding[1]	4,143,959	18,207,791	4,244,304	2,933,954	6,484,770

Net asset value	$14.00	$39.85	$36.18	$12.03	$33.60

Class R
Net assets	$14,233,712	$55,569,371	—	$4,720,999	—

Shares outstanding[1]	988,907	1,293,062	—	342,810	—

Net asset value	$14.39	$42.98	—	$13.77	—

[1]	Unlimited shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	43

Statements of Operations

Six Months Ended March 31, 2014 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio

Investment Income
Dividends — unaffiliated	$3,528,892	$20,823,440	$22,392,318	$237,046	$5,081,032
Dividends — affiliated	259	15,512	2,228	1,295	3,450
Foreign taxes withheld	(112,721)	(700,723)	(1,047,909)	(3,433)	—
Other Income — affiliated	9,738	54,891	25,744	9,566	245,073
Securities lending — affiliated — net	75,010	158,697	513,794	101,582	438,749

Total income	3,501,178	20,351,817	21,886,175	346,056	5,768,304

Expenses
Investment advisory	1,587,071	12,008,927	8,956,177	905,467	8,621,919
Service and distribution — class specific	611,298	5,903,237	1,831,347	334,373	1,991,071
Transfer agent — class specific	253,506	1,992,932	1,324,705	269,772	1,322,281
Administration	132,256	1,017,101	578,876	75,456	513,359
Administration — class specific	44,109	296,857	197,267	25,113	188,848
Professional	36,803	36,547	42,764	29,481	36,447
Registration	29,383	84,177	50,798	35,596	46,841
Custodian	25,007	95,443	102,625	8,908	39,796
Officer and Trustees	6,434	45,233	26,972	3,918	24,699
Printing	6,174	47,255	31,776	5,729	29,505
Miscellaneous	16,100	37,838	36,001	12,604	21,771
Recoupment of past waived fees — class specific	723	—	286	20,042	2,606
Total expenses	2,748,864	21,565,547	13,179,594	1,726,459	12,839,143
Less fees waived by Manager	(531)	(25,724)	(4,178)	(2,530)	(1,679,062)
Less administration fees waived — class specific	(42,917)	—	(1,778)	(10,079)	(174,976)
Less transfer agent fees waived — class specific	(3,862)	—	(275)	(3,851)	(7,000)
Less transfer agent fees reimbursed — class specific	(160,706)	—	(1,989)	(6,952)	(644,258)

Total expenses after fees waived and/or reimbursed	2,540,848	21,539,823	13,171,374	1,703,047	10,333,847

Net investment income (loss)	960,330	(1,188,006)	8,714,801	(1,356,991)	(4,565,543)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,137,007	238,121,859	115,932,555	13,930,706	205,189,830
Options written	—	1,609,622	—	—	—
Foreign currency transactions	(881,375)	(12,447,789)	(21,105,239)	(338,766)	—

	23,255,632	227,283,692	94,827,316	13,591,940	205,189,830

Net change in unrealized appreciation/depreciation on:
Investments	3,919,525	198,899,971	5,854,829	14,642,739	(11,208,570)
Foreign currency translations	776,329	9,186,215	17,194,211	51,702	—

	4,695,854	208,086,186	23,049,040	14,694,441	(11,208,570)

Total realized and unrealized gain	27,951,486	435,369,878	117,876,356	28,286,381	193,981,260

Net Increase in Net Assets Resulting from Operations	$28,911,816	$434,181,872	$126,591,157	$26,929,390	$189,415,717

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2014

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
Increase in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income (loss)	$960,330	$1,484,765	$(1,188,006)	$4,016,643
Net realized gain	23,255,632	42,405,072	227,283,692	288,619,944
Net change in unrealized appreciation/depreciation	4,695,854	21,126,620	208,086,186	403,472,884

Net increase in net assets resulting from operations	28,911,816	65,016,457	434,181,872	696,109,471

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	(718,206)[1]	(2,684,586)	(2,499,090)[1]
Service	—	—	(15,999)	(44,478)[1]
Investor A	—	(1,967,914)[1]	(1,334,162)	(3,119,552)[1]
Investor B	—	(4,918)[1]	—	—
Investor C	—	(104,581)[1]	—	(1,211)[1]
Class R	—	(104,371)[1]	—	(11,171)[1]
Net realized gain:
Institutional	—	—	(73,784,321)	(30,594,431)[1]
Service	—	—	(2,296,130)	(1,018,612)[1]
Investor A	—	—	(159,449,440)	(67,678,578)[1]
Investor B	—	—	(3,350,382)	(2,559,474)[1]
Investor C	—	—	(60,490,412)	(26,229,484)[1]
Class R	—	—	(3,720,372)	(1,006,211)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	—	(2,899,990)	(307,125,804)	(134,762,292)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,283,932)	(47,329,070)	509,897,577	570,833,474

Net Assets
Total increase in net assets	12,627,884	14,787,397	636,953,645	1,132,180,653
Beginning of period	339,644,485	324,857,088	3,078,699,141	1,946,518,488

End of period	$352,272,369	$339,644,485	$3,715,652,786	$3,078,699,141

Undistributed net investment income, end of period	$2,263,033	$1,302,703	$8,412,395	$13,635,148

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	45

Statements of Changes in Net Assets (concluded)

	BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income (loss)	$8,714,801	$18,796,396	$(1,356,991)	$(1,193,075)	$(4,565,543)	$(1,165,708)
Net realized gain	94,827,316	185,281,736	13,591,940	9,764,585	205,189,830	476,110,315
Net change in unrealized appreciation/depreciation	23,049,040	102,538,962	14,694,441	21,890,030	(11,208,570)	(17,583,669)

Net increase in net assets resulting from operations	126,591,157	306,617,094	26,929,390	30,461,540	189,415,717	457,360,938

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,532,662)	(13,286,367)[1]	—	—	—	(10,774,061)[1]
Service	(48,294)	(559,333)[1]	—	—	—	(397,297)[1]
Investor A	(919,073)	(10,010,464)[1]	—	—	—	(828,656)[1]
Investor B	—	(51,463)[1]	—	—	—	—
Investor C	—	(1,092,382)[1]	—	—	—	—
Net realized gain:
Institutional	(2,005,514)	—	—	—	(134,711,811)	(25,442,679)[1]
Service	(101,390)	—	—	—	(31,011,668)	(3,450,902)[1]
Investor A	(1,953,372)	—	—	—	(103,656,072)	(12,518,844)[1]
Investor B	(14,262)	—	—	—	(2,930,164)	(304,395)[1]
Investor C	(410,265)	—	—	—	(47,392,290)	(5,116,563)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(6,984,832)	(25,000,009)	—	—	(319,702,005)	(58,833,397)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	21,409,466	(255,326,514)	30,690,991	(35,823,712)	153,578,400	(1,133,474,361)

Net Assets
Total increase (decrease) in net assets	141,015,791	26,290,571	57,620,381	(5,362,172)	23,292,112	(734,946,820)
Beginning of period	1,724,261,258	1,697,970,687	169,587,215	174,949,387	1,569,446,967	2,304,393,787

End of period	$1,865,277,049	$1,724,261,258	$227,207,596	$169,587,215	$1,592,739,079	$1,569,446,967

Undistributed (accumulated) net investment income (loss), end of period	$28,599,142	$22,384,370	$(2,393,919)	$(1,036,928)	$(4,565,543)	—

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.42	$11.11	$9.32	$10.52	$10.13	$9.96

Net investment income[1]	0.07	0.10	0.14	0.08	0.06	0.06
Net realized and unrealized gain (loss)	1.12	2.36	1.67	(1.20)[2]	0.48 [2]	0.12 [2]

Net increase (decrease) from investment operations	1.19	2.46	1.81	(1.12)	0.54	0.18

Dividends from net investment income	—	(0.15)[3]	(0.02)[3]	(0.08)[3]	(0.15)[3]	(0.01)[3]

Net asset value, end of period	$14.61	$13.42	$11.11	$9.32	$10.52	$10.13

Total Investment Return[4]
Based on net asset value	8.87%[5]	22.40%	19.45%	(10.81)%[6]	5.32%[6]	1.78%[6]

Ratios to Average Net Assets
Total expenses	1.20%[7]	1.22%	1.25%	1.53%	1.43%	1.50%

Total expenses excluding recoupment of past waived fees	1.20%[7]	1.22%	1.25%	1.52%	1.42%	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%[7]	1.06%	1.06%	1.34%	1.37%	1.36%

Net investment income	0.92%[7]	0.83%	1.35%	0.68%	0.64%	0.70%

Supplemental Data
Net assets, end of period (000)	$63,853	$63,182	$54,448	$58,793	$21,699	$16,971

Portfolio turnover	63%	149%	122%	137%	146%	190%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	47

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$13.32	$11.02	$9.26	$10.45	$10.08	$9.92	$12.99	$10.75	$9.10	$10.31	$9.93	$9.83

Net investment income (loss)[1]	0.05	0.07	0.11	0.05	0.03	0.04	(0.02)	(0.03)	0.02	(0.04)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	1.10	2.35	1.66	(1.20)[2]	0.46 [2]	0.12 [2]	1.09	2.28	1.63	(1.17)[2]	0.45 [2]	0.12 [2]

Net increase (decrease) from investment operations	1.15	2.42	1.77	(1.15)	0.49	0.16	1.07	2.25	1.65	(1.21)	0.41	0.10

Dividends from net investment income	—	(0.12)[3]	(0.01)[3]	(0.04)[3]	(0.12)[3]	—	—	(0.01)[3]	—	—	(0.03)[3]	—

Net asset value, end of period	$14.47	$13.32	$11.02	$9.26	$10.45	$10.08	$14.06	$12.99	$10.75	$9.10	$10.31	$9.93

Total Investment Return[4]
Based on net asset value	8.63%[5]	22.14%	19.16%	(11.11)%[6]	4.92%[6]	1.61%[6]	8.24%[5]	20.95%	18.13%	(11.74)%[6]	4.09%[6]	1.02%[6]

Ratios to Average Net Assets
Total expenses	1.46%[7]	1.48%	1.52%	1.76%	1.72%	1.81%	2.20%[7]	2.19%	2.21%	2.56%	2.45%	2.65%

Total expenses excluding recoupment of past waived fees	1.46%[7]	1.48%	1.52%	1.74%	1.70%	1.80%	2.20%[7]	2.19%	2.20%	2.53%	2.45%	2.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33%[7]	1.33%	1.33%	1.61%	1.67%	1.66%	2.18%[7]	2.18%	2.18%	2.42%	2.43%	2.42%

Net investment income (loss)	0.66%[7]	0.56%	1.06%	0.42%	0.32%	0.49%	(0.24)%[7]	(0.29)%	0.21%	(0.39)%	(0.44)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$212,299	$202,343	$195,961	$210,299	$39,280	$45,110	$3,851	$4,254	$5,412	$6,750	$3,617	$4,351

Portfolio turnover	63%	149%	122%	137%	146%	190%	63%	149%	122%	137%	146%	190%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock Global Opportunities Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,		Period September 12, 2011[1] to September 30, 2011
		2013	2012	2011	2010	2009		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$12.94	$10.71	$9.06	$10.27	$9.91	$9.82	$13.28	$10.99	$9.26	$9.76

Net investment income (loss)[2]	(0.01)	(0.03)	0.03	(0.04)	(0.04)	(0.02)	0.02	0.02	0.08	0.00 [3]
Net realized and unrealized gain (loss)	1.07	2.28	1.62	(1.17)[4]	0.45 [4]	0.11 [4]	1.09	2.35	1.65	(0.50)[4]

Net increase (decrease) from investment operations	1.06	2.25	1.65	(1.21)	0.41	0.09	1.11	2.37	1.73	(0.50)

Dividends from net investment income	—	(0.02)[5]	—	—	(0.05)[5]	—	—	(0.08)[5]	(0.00)[5,6]	—

Net asset value, end of period	$14.00	$12.94	$10.71	$9.06	$10.27	$9.91	$14.39	$13.28	$10.99	$9.26

Total Investment Return[7]
Based on net asset value	8.19%[8]	21.07%	18.21%	(11.78)%[9]	4.13%[9]	0.92%[9]	8.36%[8]	21.71%	18.72%	(4.83)%[8,9]

Ratios to Average Net Assets
Total expenses	2.23%[10]	2.28%	2.32%	2.59%	2.49%	2.62%	1.77%[10]	1.81%	1.80%	1.98%[10]

Total expenses excluding recoupment of past waived fees	2.23%[10]	2.28%	2.32%	2.57%	2.49%	2.62%	1.76%[10]	1.80%	1.79%	1.98%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	2.14%[10]	2.14%	2.14%	2.42%	2.44%	2.42%	1.72%[10]	1.72%	1.65%	1.72%[10]

Net investment income (loss)	(0.16)%[10]	(0.25)%	0.26%	(0.38)%	(0.40)%	(0.26)%	0.25%[10]	0.18%	0.74%	0.23%[10]

Supplemental Data
Net assets, end of period (000)	$58,036	$55,494	$54,332	$58,687	$19,554	$16,348	$14,234	$14,371	$14,704	$14,891

Portfolio turnover	63%	149%	122%	137%	146%	190%	63%	149%	122%	137%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes redemption fees, which are less than $0.005 per share.

[5]	Determined in accordance with federal income tax regulations.

[6]	Amount is greater than $(0.005) per share.

[7]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[8]	Aggregate total investment return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	49

Financial Highlights	BlackRock Health Sciences Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$43.24	$34.62	$28.77	$28.92	$26.29	$28.77	$42.02	$33.72	$28.05	$28.22	$25.74	$28.20

Net investment income (loss)[1]	0.06	0.20	0.15	0.02	0.06	0.08	—	0.09	0.05	(0.07)	(0.03)	0.01
Net realized and unrealized gain (loss)	5.66	10.82	7.26	1.23 [2]	2.57 [2]	(0.14)[2]	5.49	10.53	7.10	1.19 [2]	2.51 [2]	(0.14)[2]

Net increase (decrease) from investment operations	5.72	11.02	7.41	1.25	2.63	(0.06)	5.49	10.62	7.15	1.12	2.48	(0.13)

Dividends and distributions from:
Net investment income	(0.15)	(0.18)[3]	—	(0.05)[3]	—	—	(0.03)	(0.10)[3]	—	—	—	—
Net realized gain	(4.05)	(2.22)[3]	(1.56)[3]	(1.35)[3]	—	(2.42)[3]	(4.05)	(2.22)[3]	(1.48)[3]	(1.29)[3]	—	(2.33)[3]

Total dividends and distributions	(4.20)	(2.40)	(1.56)	(1.40)	—	(2.42)	(4.08)	(2.32)	(1.48)	(1.29)	—	(2.33)

Net asset value, end of period	$44.76	$43.24	$34.62	$28.77	$28.92	$26.29	$43.43	$42.02	$33.72	$28.05	$28.22	$25.74

Total Investment Return[4]
Based on net asset value	14.20%[5]	34.07%	27.06%	4.41%[6]	10.00%[6,7]	1.91%[6]	14.02%[5]	33.68%	26.73%	4.04%[6]	9.64%[6,7]	1.59%[6]

Ratios to Average Net Assets
Total expenses	0.90%[8]	0.94%	0.98%	1.00%	1.00%	1.03%	1.18%[8]	1.23%	1.28%	1.32%	1.33%	1.37%

Total expenses excluding recoupment of past waived fees	0.90%[8]	0.94%	0.98%	1.00%	1.00%	1.03%	1.18%[8]	1.23%	1.28%	1.31%	1.33%	1.35%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89%[8]	0.94%	0.98%	1.00%	1.00%	1.03%	1.18%[8]	1.23%	1.28%	1.31%	1.32%	1.36%

Net investment income (loss)	0.29%[8]	0.54%	0.47%	0.07%	0.21%	0.36%	0.01%[8]	0.25%	0.18%	(0.24)%	(0.12)%	0.03%

Supplemental Data
Net assets, end of period (000)	$930,562	$748,148	$473,193	$362,292	$232,697	$171,607	$28,172	$23,035	$14,921	$13,478	$11,704	$8,110

Portfolio turnover	39%	94%	135%	135%	184%	153%	39%	94%	135%	135%	184%	153%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

See Notes to Financial Statements.

50	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$41.92	$33.64	$28.00	$28.18	$25.69	$28.14	$38.99	$31.46	$26.26	$26.39	$24.25	$26.73

Net investment income (loss)[1]	—	0.09	0.05	(0.07)	(0.03)	0.01	(0.16)	(0.17)	(0.17)	(0.28)	(0.23)	(0.17)
Net realized and unrealized gain (loss)	5.47	10.51	7.07	1.19 [2]	2.52 [2]	(0.15)[2]	5.10	9.79	6.63	1.14 [2]	2.37 [2]	(0.16)[2]

Net increase (decrease) from investment operations	5.47	10.60	7.12	1.12	2.49	(0.14)	4.94	9.62	6.46	0.86	2.14	(0.33)

Dividends and distributions from:
Net investment income	(0.03)	(0.10)[3]	—	—	—	—	—	—	—	—	—	—
Net realized gain	(4.05)	(2.22)[3]	(1.48)[3]	(1.30)[3]	—	(2.31)[3]	(3.64)	(2.09)[3]	(1.26)[3]	(0.99)[3]	—	(2.15)[3]

Total dividends and distributions	(4.08)	(2.32)	(1.48)	(1.30)	—	(2.31)	(3.64)	(2.09)	(1.26)	(0.99)	—	(2.15)

Net asset value, end of period	$43.31	$41.92	$33.64	$28.00	$28.18	$25.69	$40.29	$38.99	$31.46	$26.26	$26.39	$24.25

Total Investment Return[4]
Based on net asset value	14.02%[5]	33.73%	26.68%	4.03%[6]	9.69%[6,7]	1.57%[6]	13.57%[5]	32.63%	25.70%	3.27%[6]	8.82%[6,7]	0.73%[6]

Ratios to Average Net Assets
Total expenses	1.17%[8]	1.22%	1.29%	1.31%	1.31%	1.37%	2.00%[8]	2.02%	2.07%	2.06%	2.10%	2.20%

Total expenses excluding recoupment of past waived fees	1.17%[8]	1.22%	1.29%	1.31%	1.31%	1.37%	2.00%[8]	2.02%	2.07%	2.06%	2.10%	2.17%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.17%[8]	1.21%	1.28%	1.31%	1.31%	1.37%	1.99%[8]	2.02%	2.07%	2.06%	2.09%	2.20%

Net investment income (loss)	0.02%[8]	0.26%	0.17%	(0.24)%	(0.11)%	0.02%	(0.82)%[8]	(0.51)%	(0.59)%	(0.99)%	(0.88)%	(0.80)%

Supplemental Data
Net assets, end of period (000)	$1,944,408	$1,641,026	$1,018,429	$825,046	$682,857	$478,273	$31,320	$39,048	$40,452	$46,180	$47,855	$57,835

Portfolio turnover	39%	94%	135%	135%	184%	153%	39%	94%	135%	135%	184%	153%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	51

Financial Highlights (concluded)	BlackRock Health Sciences Opportunities Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,		Period September 12, 2011[1] to September 30, 2011
		2013	2012	2011	2010	2009		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$38.77	$31.34	$26.18	$26.37	$24.22	$26.70	$41.62	$33.46	$28.00	$28.19

Net investment loss[2]	(0.14)	(0.16)	(0.16)	(0.27)	(0.21)	(0.15)	(0.05)	(0.03)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	5.05	9.74	6.62	1.14 [3]	2.36 [3]	(0.16)[3]	5.44	10.43	7.05	(0.18)[3]

Net increase (decrease) from investment operations	4.91	9.58	6.46	0.87	2.15	(0.31)	5.39	10.40	6.98	(0.19)

Dividends and distributions from:
Net investment income	—	(0.00)[4,5]	—	—	—	—	—	(0.02)[4]	—	—
Net realized gain	(3.83)	(2.15)[4]	(1.30)[4]	(1.06)[4]	—	(2.17)[4]	(4.03)	(2.22)[4]	(1.52)[4]	—

Total dividends and distributions	(3.83)	(2.15)	(1.30)	(1.06)	—	(2.17)	(4.03)	(2.24)	(1.52)	—

Net asset value, end of period	$39.85	$38.77	$31.34	$26.18	$26.37	$24.22	$42.98	$41.62	$33.46	$28.00

Total Investment Return[6]
Based on net asset value	13.60%[7]	32.71%	25.80%	3.32%[8]	8.88%[8,9]	0.81%[8]	13.90%[7]	33.21%	26.17%	(0.64)%[7,8]

Ratios to Average Net Assets
Total expenses	1.90%[10]	1.95%	2.01%	2.02%	2.04%	2.09%	1.45%[10]	1.55%	1.70%	1.75%[10]

Total expenses excluding recoupment of past waived fees	1.90%[10]	1.95%	2.01%	2.02%	2.04%	2.09%	1.45%[10]	1.54%	1.70%	1.75%[10]

Total expenses after fees waived and/or reimbursed and paid indirectly	1.90%[10]	1.95%	2.01%	2.02%	2.04%	2.09%	1.45%[10]	1.55%	1.68%	1.75%[10]

Net investment loss	(0.71)%[10]	(0.48)%	(0.55)%	(0.95)%	(0.83)%	(0.70)%	(0.24)%[10]	(0.09)%	(0.24)%	(0.82)%[10]

Supplemental Data
Net assets, end of period (000)	$725,621	$596,123	$384,910	$327,855	$285,428	$255,340	$55,569	$31,319	$14,613	$9,580

Portfolio turnover	39%	94%	135%	135%	184%	153%	39%	94%	135%	135%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Determined in accordance with federal income tax regulations.

[5]	Amount is greater than $(0.005) per share.

[6]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[9]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[10]	Annualized.

See Notes to Financial Statements.

52	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights	BlackRock International Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$38.58	$32.82	$28.37	$32.76	$31.36	$29.44	$37.16	$31.62	$27.34	$31.58	$30.26	$28.36

Net investment income[1]	0.24	0.48	0.56	0.49	0.28	0.34	0.16	0.26	0.39	0.34	0.16	0.27
Net realized and unrealized gain (loss)	2.64	5.84	4.49	(4.52)[2]	1.58 [2]	1.68 [2]	2.57	5.67	4.33	(4.37)[2]	1.53 [2]	1.63 [2]

Net increase (decrease) from investment operations	2.88	6.32	5.05	(4.03)	1.86	2.02	2.73	5.93	4.72	(4.03)	1.69	1.90

Dividends from:
Net investment income	(0.07)	(0.56)[3]	(0.60)[3]	(0.36)[3]	(0.46)[3]	(0.10)[3]	(0.05)	(0.39)[3]	(0.44)[3]	(0.21)[3]	(0.37)[3]	—
Net realized gain	(0.10)	—	—	—	—	—	(0.10)	—	—	—	—	—

Total dividends and distributions	(0.17)	(0.56)	(0.60)	(0.36)	(0.46)	(0.10)	(0.15)	(0.39)	(0.44)	(0.21)	(0.37)	—

Net asset value, end of period	$41.29	$38.58	$32.82	$28.37	$32.76	$31.36	$39.74	$37.16	$31.62	$27.34	$31.58	$30.26

Total Investment Return[4]
Based on net asset value	7.48%[5]	19.50%	18.08%	(12.50)%[6]	5.99%[6]	6.99%[6]	7.34%[5]	18.93%	17.48%	(12.88)%[6]	5.63%[6]	6.70%[6]

Ratios to Average Net Assets
Total expenses	1.21%[7]	1.23%	1.29%	1.26%	1.35%	1.45%	1.50%[7]	1.71%	1.90%	1.66%	1.72%	1.75%

Total expenses excluding recoupment of past waived fees	1.21%[7]	1.23%	1.29%	1.26%	1.34%	1.45%	1.50%[7]	1.60%	1.90%	1.66%	1.69%	1.73%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.21%[7]	1.23%	1.29%	1.26%	1.35%	1.43%	1.50%[7]	1.71%	1.80%	1.65%	1.72%	1.70%

Net investment income	1.19%[7]	1.34%	1.83%	1.41%	0.91%	1.36%	0.83%[7]	0.76%	1.31%	1.02%	0.53%	1.13%

Supplemental Data
Net assets, end of period (000)	$856,623	$775,659	$798,205	$792,695	$802,167	$673,420	$40,880	$40,885	$47,598	$47,846	$70,365	$83,093

Portfolio turnover	68%	157%	99%	116%	116%	143%	68%	157%	99%	116%	116%	143%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	53

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$36.80	$31.33	$27.10	$31.33	$30.02	$28.14	$34.27	$29.15	$25.18	$29.10	$27.83	$26.29

Net investment income (loss)[1]	0.17	0.35	0.45	0.39	0.21	0.27	(0.06)	0.02	0.16	0.10	(0.05)	0.09
Net realized and unrealized gain (loss)	2.53	5.59	4.30	(4.34)[2]	1.50 [2]	1.62 [2]	2.42	5.25	4.03	(4.01)[2]	1.42 [2]	1.45 [2]

Net increase (decrease) from investment operations	2.70	5.94	4.75	(3.95)	1.71	1.89	2.36	5.27	4.19	(3.91)	1.37	1.54

Dividends and distributions from:
Net investment income	(0.05)	(0.47)[3]	(0.52)[3]	(0.28)[3]	(0.40)[3]	(0.01)[3]	—	(0.15)[3]	(0.22)[3]	(0.01)[3]	(0.10)[3]	—
Net realized gain	(0.10)	—	—	—	—	—	(0.10)	—	—	—	—	—

Total dividends and distributions	(0.15)	(0.47)	(0.52)	(0.28)	(0.40)	(0.01)	(0.10)	(0.15)	(0.22)	(0.01)	(0.10)	—

Net asset value, end of period	$39.35	$36.80	$31.33	$27.10	$31.33	$30.02	$36.53	$34.27	$29.15	$25.18	$29.10	$27.83

Total Investment Return[4]
Based on net asset value	7.33%[5]	19.16%	17.74%	(12.77)%[6]	5.73%[6]	6.73%[6]	6.89%[5]	18.15%	16.72%	(13.45)%[6]	4.92%[6]	5.86%[6]

Ratios to Average Net Assets
Total expenses	1.51%[7]	1.52%	1.57%	1.54%	1.59%	1.68%	2.47%[7]	2.40%	2.41%	2.32%	2.38%	2.49%

Total expenses excluding recoupment of past waived fees	1.51%[7]	1.52%	1.57%	1.54%	1.59%	1.68%	2.47%[7]	2.40%	2.41%	2.32%	2.38%	2.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.51%[7]	1.52%	1.57%	1.53%	1.59%	1.68%	2.36%[7]	2.40%	2.41%	2.32%	2.38%	2.49%

Net investment income (loss)	0.87%[7]	1.02%	1.52%	1.16%	0.72%	1.15%	(0.33)%[7]	0.06%	0.60%	0.34%	(0.18)%	0.41%

Supplemental Data
Net assets, end of period (000)	$810,069	$753,074	$692,445	$703,201	$794,034	$604,283	$4,161	$6,507	$10,813	$15,568	$25,080	$33,094

Portfolio turnover	68%	157%	99%	116%	116%	143%	68%	157%	99%	116%	116%	143%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

54	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock International Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$33.93	$28.91	$24.98	$28.92	$27.74	$26.21

Net investment income (loss)[1]	0.02	0.07	0.20	0.11	(0.02)	0.08
Net realized and unrealized gain (loss)	2.33	5.17	3.98	(3.98)[2]	1.39 [2]	1.45 [2]

Net increase (decrease) from investment operations	2.35	5.24	4.18	(3.87)	1.37	1.53

Dividends from:
Net investment income	—	(0.22)[3]	(0.25)[3]	(0.07)[3]	(0.19)[3]	—
Net realized gain	(0.10)	—	—	—	—	—

Total dividends and distributions	(0.10)	(0.22)	(0.25)	(0.07)	(0.19)	—

Net asset value, end of period	$36.18	$33.93	$28.91	$24.98	$28.92	$27.74

Total Investment Return[4]
Based on net asset value	6.93%[5]	18.25%	16.83%	(13.44)%[6]	4.95%[6]	5.84%[6]

Ratios to Average Net Assets
Total expenses	2.27%[7]	2.30%	2.34%	2.31%	2.36%	2.49%

Total expenses excluding recoupment of past waived fees	2.27%[7]	2.30%	2.34%	2.31%	2.36%	2.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.27%[7]	2.30%	2.34%	2.31%	2.36%	2.48%

Net investment income (loss)	0.10%[7]	0.24%	0.73%	0.37%	(0.06)%	0.38%

Supplemental Data
Net assets, end of period (000)	$153,544	$148,136	$148,910	$169,481	$224,958	$187,246

Portfolio turnover	68%	157%	99%	116%	116%	143%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	55

Financial Highlights	BlackRock Science & Technology Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$12.27	$10.01	$8.61	$9.02	$7.79	$6.98	$11.81	$9.66	$8.32	$8.72	$7.56	$6.80

Net investment loss[1]	(0.07)	(0.03)	(0.06)	(0.06)	(0.05)	(0.02)	(0.07)	(0.05)	(0.08)	(0.07)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	2.09	2.29	1.46	(0.35)[2]	1.28 [2]	0.83 [2]	1.99	2.20	1.42	(0.33)[2]	1.24 [2]	0.80 [2]

Net increase (decrease) from investment operations	2.02	2.26	1.40	(0.41)	1.23	0.81	1.92	2.15	1.34	(0.40)	1.16	0.76

Net asset value, end of period	$14.29	$12.27	$10.01	$8.61	$9.02	$7.79	$13.73	$11.81	$9.66	$8.32	$8.72	$7.56

Total Investment Return[3]
Based on net asset value	16.46%[4]	22.58%	16.26%	(4.55)%[5]	15.79%[5,6]	11.60%[5,7]	16.26%[4]	22.26%	16.11%	(4.59)%[5]	15.34%[5,8]	11.18%[5,9]

Ratios to Average Net Assets
Total expenses	1.35%[10]	1.50%	1.45%	1.46%	1.55%	1.90%	1.43%[10]	1.56%	1.57%	1.55%	1.76%	1.96%

Total expenses excluding recoupment of past waived fees	1.35%[10]	1.49%	1.44%	1.46%	1.55%	1.90%	1.43%[10]	1.56%	1.56%	1.54%	1.67%	1.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.29%[10]	1.36%	1.39%	1.39%	1.39%	1.36%	1.43%[10]	1.56%	1.57%	1.53%	1.74%	1.75%

Net investment loss	(0.95)%[10]	(0.34)%	(0.63)%	(0.60)%	(0.59)%	(0.27)%	(1.09)%[10]	(0.54)%	(0.81)%	(0.74)%	(0.94)%	(0.71)%

Supplemental Data
Net assets, end of period (000)	$48,930	$36,218	$34,022	$33,982	$33,135	$27,013	$1,951	$869	$944	$851	$659	$193

Portfolio turnover	36%	86%	320%	103%	97%	158%	36%	86%	320%	103%	97%	158%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.53%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 9.03%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 15.08%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.53%.

[10]	Annualized.

See Notes to Financial Statements.

56	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$11.61	$9.51	$8.21	$8.62	$7.48	$6.73	$10.42	$8.60	$7.48	$7.93	$6.94	$6.30

Net investment loss[1]	(0.08)	(0.06)	(0.09)	(0.09)	(0.08)	(0.04)	(0.12)	(0.13)	(0.15)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss)	1.97	2.16	1.39	(0.32)[2]	1.22 [2]	0.79 [2]	1.76	1.95	1.27	(0.29)[2]	1.13 [2]	0.72 [2]

Net increase (decrease) from investment operations	1.89	2.10	1.30	(0.41)	1.14	0.75	1.64	1.82	1.12	(0.45)	0.99	0.64

Net asset value, end of period	$13.50	$11.61	$9.51	$8.21	$8.62	$7.48	$12.06	$10.42	$8.60	$7.48	$7.93	$6.94

Total Investment Return[3]
Based on net asset value	16.28%[4]	22.08%	15.84%	(4.76)%[5]	15.24%[5,6]	11.14%[5,7]	15.74%[4]	21.16%	14.97%	(5.68)%[5]	14.27%[5,8]	10.16%[5,9]

Ratios to Average Net Assets
Total expenses	1.63%[10]	1.72%	1.72%	1.79%	1.82%	2.24%	2.43%[10]	2.50%	2.52%	2.67%	2.70%	3.13%

Total expenses excluding recoupment of past waived fees	1.60%[10]	1.72%	1.70%	1.71%	1.81%	2.24%	2.43%[10]	2.50%	2.52%	2.44%	2.65%	3.00%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.61%[10]	1.70%	1.71%	1.78%	1.79%	1.77%	2.41%[10]	2.49%	2.52%	2.66%	2.69%	2.65%

Net investment loss	(1.27)%[10]	(0.67)%	(0.95)%	(0.98)%	(0.99)%	(0.68)%	(2.06)%[10]	(1.47)%	(1.76)%	(1.87)%	(1.90)%	(1.53)%

Supplemental Data
Net assets, end of period (000)	$134,023	$97,437	$106,466	$106,632	$105,577	$83,734	$2,297	$2,275	$2,645	$3,130	$4,390	$6,538

Portfolio turnover	36%	86%	320%	103%	97%	158%	36%	86%	320%	103%	97%	158%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.97%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.47%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.98%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.30%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	57

Financial Highlights (concluded)	BlackRock Science & Technology Opportunities Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$10.39	$8.58	$7.47	$7.92	$6.94	$6.29	$11.86	$9.74	$8.43	$8.88	$7.72	$6.97

Net investment loss[1]	(0.12)	(0.14)	(0.15)	(0.16)	(0.14)	(0.09)	(0.10)	(0.09)	(0.12)	(0.12)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	1.76	1.95	1.26	(0.29)[2]	1.12 [2]	0.74 [2]	2.01	2.21	1.43	(0.33)[2]	1.27 [2]	0.81 [2]

Net increase (decrease) from investment operations	1.64	1.81	1.11	(0.45)	0.98	0.65	1.91	2.12	1.31	(0.45)	1.16	0.75
Net asset value, end of period	$12.03	$10.39	$8.58	$7.47	$7.92	$6.94	$13.77	$11.86	$9.74	$8.43	$8.88	$7.72

Total Investment Return[3]
Based on net asset value	15.78%[4]	21.10%	14.86%	(5.68)%[5]	14.12%[5,6]	10.33%[5,7]	16.11%[4]	21.77%	15.54%	(5.07)%[5]	15.03%[5,8]	10.76%[5,9]

Ratios to Average Net Assets
Total expenses	2.45%[10]	2.58%	2.60%	2.68%	2.73%	3.23%	1.89%[10]	1.97%	2.00%	2.00%	2.10%	2.42%

Total expenses excluding recoupment of past waived fees	2.43%[10]	2.58%	2.59%	2.59%	2.73%	3.23%	1.86%[10]	1.97%	1.99%	2.00%	2.10%	2.42%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.45%[10]	2.57%	2.60%	2.67%	2.71%	2.68%	1.89%[10]	1.93%	1.99%	2.00%	2.09%	2.13%

Net investment loss	(2.11)%[10]	(1.56)%	(1.84)%	(1.88)%	(1.92)%	(1.59)%	(1.55)%[10]	(0.92)%	(1.23)%	(1.21)%	(1.29)%	(1.04)%

Supplemental Data
Net assets, end of period (000)	$35,286	$28,234	$26,543	$27,651	$27,053	$22,575	$4,721	$4,555	$4,329	$3,518	$2,961	$1,904

Portfolio turnover	36%	86%	320%	103%	97%	158%	36%	86%	320%	103%	97%	158%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 13.83%.

[7]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 7.47%.

[8]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 14.77%.

[9]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 8.18%.

[10]	Annualized.

See Notes to Financial Statements.

58	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights	BlackRock U.S. Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$45.82	$36.42	$33.86	$36.94	$32.20	$31.69	$43.72	$34.71	$32.44	$35.40	$30.93	$30.58

Net investment income (loss)[1]	(0.05)	0.11	0.19	0.05	0.04	0.09	(0.13)	(0.09)	0.02	(0.12)	(0.11)	(0.01)
Net realized and unrealized gain (loss)	5.20	10.41	6.31	(2.44)[2]	4.77 [2]	0.42 [2]	4.94	9.98	6.03	(2.34)[2]	4.58 [2]	0.35 [2]

Net increase (decrease) from investment operations	5.15	10.52	6.50	(2.39)	4.81	0.51	4.81	9.89	6.05	(2.46)	4.47	0.34

Dividends and distributions from:
Net investment income	—	(0.33)[3]	—	—	(0.07)[3]	(0.01)[3]	—	(0.09)[3]	—	—	—	—
Net realized gains	(9.33)	(0.79)[3]	(3.94)[3]	(0.69)[3]	—	—	(9.14)	(0.79)[3]	(3.78)[3]	(0.50)[3]	—	—

Total dividends and distributions	(9.33)	(1.12)	(3.94)	(0.69)	(0.07)	(0.01)	(9.14)	(0.88)	(3.78)	(0.50)	—	—

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]	0.01	—	—	—	0.00 [4]	0.00 [4]	0.01

Net asset value, end of period	$41.64	$45.82	$36.42	$33.86	$36.94	$32.20	$39.39	$43.72	$34.71	$32.44	$35.40	$30.93

Total Investment Return[5]
Based on net asset value	12.84%[6]	29.79%	20.40%	(6.75)%[7]	14.96%[7,8]	1.63%[9]	12.62%[6]	29.26%	19.80%	(7.16)%[7]	14.45%[7,8]	1.14%[9]

Ratios to Average Net Assets
Total expenses	1.36%[10]	1.37%	1.30%	1.36%	1.30%	1.40%	1.61%[10]	1.61%	1.62%	1.57%	1.60%	1.71%

Total expenses excluding recoupment of past waived fees	1.36%[10]	1.37%	1.30%	1.36%	1.30%	1.40%	1.61%[10]	1.61%	1.62%	1.57%	1.60%	1.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96%[10]	1.01%	1.03%	1.03%	1.03%	1.01%	1.36%[10]	1.45%	1.51%	1.46%	1.48%	1.49%

Net investment income (loss)	(0.24)%[10]	0.28%	0.52%	0.12%	0.13%	0.36%	(0.64)%[10]	(0.22)%	0.05%	(0.30)%	(0.34)%	(0.06)%

Supplemental Data
Net assets, end of period (000)	$698,942	$676,540	$1,294,928	$1,905,254	$1,588,509	$890,264	$153,288	$155,414	$159,939	$183,604	$235,926	$191,318

Portfolio turnover	39%	82%	106%	120%	123%	166%	39%	82%	106%	120%	123%	166%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.005 per share.

[5]	Where applicable, assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	59

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$43.23	$34.30	$32.08	$35.02	$30.61	$30.29	$38.39	$30.72	$29.11	$31.96	$28.16	$28.06

Net investment income (loss)[1]	(0.13)	(0.09)	0.01	(0.13)	(0.12)	(0.04)	(0.25)	(0.35)	(0.23)	(0.40)	(0.35)	(0.17)
Net realized and unrealized gain (loss)	4.89	9.86	5.97	(2.31)[2]	4.53 [2]	0.35 [2]	4.26	8.79	5.39	(2.06)[2]	4.15 [2]	0.26 [2]

Net increase (decrease) from investment operations	4.76	9.77	5.98	(2.44)	4.41	0.31	4.01	8.44	5.16	(2.46)	3.80	0.09

Dividends and distributions from:
Net investment income	—	(0.05)[3]	—	—	—	—	—	—	—	—	—	—
Net realized gains	(9.13)	(0.79)[3]	(3.76)[3]	(0.50)[3]	—	—	(8.85)	(0.77)[3]	(3.55)[3]	(0.39)[3]	—	—

Total dividends and distributions	(9.13)	(0.84)	(3.76)	(0.50)	—	—	(8.85)	(0.77)	(3.55)	(0.39)	—	—

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]	0.01	—	—	—	0.00 [4]	0.00 [4]	0.01

Net asset value, end of period	$38.86	$43.23	$34.30	$32.08	$35.02	$30.61	$33.55	$38.39	$30.72	$29.11	$31.96	$28.16

Total Investment Return[5]
Based on net asset value	12.64%[6]	29.19%	19.82%	(7.19)%[7]	14.41%[7,8]	1.06%[9]	12.15%[6]	28.19%	18.87%	(7.90)%[7]	13.49%[7,8]	0.36%[9]

Ratios to Average Net Assets
Total expenses	1.62%[10]	1.63%	1.62%	1.59%	1.64%	1.76%	2.39%[10]	2.43%	2.42%	2.39%	2.44%	2.59%

Total expenses excluding recoupment of past waived fees	1.62%[10]	1.63%	1.62%	1.59%	1.64%	1.75%	2.39%[10]	2.42%	2.42%	2.37%	2.44%	2.59%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.36%[10]	1.47%	1.51%	1.49%	1.51%	1.56%	2.15%[10]	2.26%	2.30%	2.28%	2.30%	2.27%

Net investment income (loss)	(0.64)%[10]	(0.23)%	0.03%	(0.34)%	(0.37)%	(0.15)%	(1.43)%[10]	(1.04)%	(0.74)%	(1.12)%	(1.18)%	(0.77)%

Supplemental Data
Net assets, end of period (000)	$509,928	$512,224	$610,343	$888,293	$1,158,626	$855,127	$12,673	$13,107	$12,833	$15,047	$20,255	$21,849

Portfolio turnover	39%	82%	106%	120%	123%	166%	39%	82%	106%	120%	123%	166%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.005 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

[10]	Annualized.

See Notes to Financial Statements.

60	BLACKROCK FUNDS	MARCH 31, 2014

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$38.44	$30.75	$29.11	$31.95	$28.14	$28.04

Net investment loss[1]	(0.25)	(0.33)	(0.21)	(0.38)	(0.33)	(0.19)
Net realized and unrealized gain (loss)	4.28	8.79	5.39	(2.07)[2]	4.14 [2]	0.28 [2]

Net increase (decrease) from investment operations	4.03	8.46	5.18	(2.45)	3.81	0.09

Distributions from net realized gains	(8.87)	(0.77)[3]	(3.54)[3]	(0.39)[3]	—	—

Redemption fees added to paid-in capital	—	—	—	0.00 [4]	0.00 [4]	0.01

Net asset value, end of period	$33.60	$38.44	$30.75	$29.11	$31.95	$28.14

Total Investment Return[5]
Based on net asset value	12.20%[6]	28.22%	18.94%	(7.87)%[7]	13.54%[7,8]	0.36%[9]

Ratios to Average Net Assets
Total expenses	2.34%[10]	2.38%	2.35%	2.34%	2.39%	2.52%

Total expenses excluding recoupment of past waived fees	2.34%[10]	2.38%	2.35%	2.33%	2.38%	2.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.12%[10]	2.22%	2.25%	2.24%	2.27%	2.28%

Net investment loss	(1.40)%[10]	(0.98)%	(0.69)%	(1.08)%	(1.12)%	(0.85)%

Supplemental Data
Net assets, end of period (000)	$217,910	$212,162	$226,350	$282,586	$334,958	$238,819

Portfolio turnover	39%	82%	106%	120%	123%	166%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Amount is less than $0.005 per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

[8]	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.

[9]	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

[10]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2014	61

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massa-chusetts business trust. BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. Each of the Funds, except Health Sciences Opportunities, is classified as diversified.

Each Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Funds, together with certain other registered investment companies advised by the Manager or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”)

is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Funds value their investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. Each Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the

62	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and options written), that would be “senior securities” for 1940 Act purposes, such Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of a Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remain open for each of the four years ended September 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

BLACKROCK FUNDS	MARCH 31, 2014	63

Notes to Financial Statements (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of March 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA as of March 31, 2014:

Global Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$335,720	$(335,720)	—
Credit Suisse Securities (USA) LLC	2,924,893	(2,924,893)	—
Deutsche Bank Securities, Inc.	1,736,801	(1,736,801)	—
JP Morgan Clearing Corp.	227,716	(227,716)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	326,271	(326,271)	—
Morgan Stanley & Co. LLC	910,865	(910,865)	—
UBS Securities LLC	662,913	(662,913)	—

Total	$7,125,179	$(7,125,179)	—

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$283,502	$(283,502)	—
Credit Suisse Securities (USA) LLC	17,776,102	(17,776,102)	—
Goldman Sachs & Co.	12,178,493	(12,043,550)	$134,943
JP Morgan Clearing Corp.	1,543,794	(1,526,350)	17,444
Merrill Lynch, Pierce, Fenner & Smith, Inc.	430,978	(430,978)	—
Morgan Stanley & Co. LLC	25,120,049	(24,977,051)	142,998
UBS Securities LLC	86,250	(86,250)	—

Total	$57,419,168	$(57,123,783)	$295,385

International Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$22,913,813	$(22,913,813)	—
Deutsche Bank Securities, Inc.	1,812,889	(1,812,889)	—
JP Morgan Clearing Corp.	492,754	(492,754)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,017,644	(3,017,644)	—
Morgan Stanley & Co. LLC	6,831,485	(6,831,485)	—
UBS Securities LLC	18,224,864	(18,224,864)	—

Total	$53,293,449	$(53,293,449)	—

Science & Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,013,590	$(2,013,590)	—
Citigroup Global Markets, Inc.	246,377	(246,377)	—
Deutsche Bank Securities, Inc.	605,251	(605,251)	—
Goldman Sachs & Co.	795,714	(795,714)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	7,092	(7,092)	—

Total	$3,668,024	$(3,668,024)	—

[1]

Collateral with a value of $7,540,083, $57,299,570, $56,773,283 and $3,760,146 has been received in connection with securities lending agreements for Global Opportunities, Health Sciences Opportunities, International Opportunities and Science & Technology Opportunities, respectively. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of March 31, 2014. Additional collateral is delivered to Health Sciences Opportunities on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

64	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

U.S. Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Barclays Capital, Inc.	$2,838,746	$(2,838,746)	—
Credit Suisse Securities (USA) LLC	3,018,600	(2,990,000)	$28,600
Deutsche Bank Securities, Inc.	4,472,667	(4,472,667)	—
Goldman Sachs & Co.	16,649,053	(16,250,760)	398,293
Merrill Lynch, Pierce, Fenner & Smith, Inc.	289,368	(289,368)	—
Morgan Stanley & Co. LLC	214,400	(214,400)	—

Total	$27,482,834	$(27,055,941)	$426,893

[1]

Collateral with a value of $27,404,520 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]

The market value of the loaned securities is determined as of March 31, 2014. Additional collateral is delivered to U.S. Opportunities on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

BLACKROCK FUNDS	MARCH 31, 2014	65

Notes to Financial Statements (continued)

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivative Assets
		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$484,367	$28,300	$3,039,176	$5,624

	Derivative Liabilities
		Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$1,454,522	$4,530,290	$10,945,081	$344,544

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended March 31, 2014

	Net Realized Gain (Loss) From
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts:
Foreign currency transactions	$(780,633)	$(12,472,049)	$(22,106,257)	$(329,494)
Equity contracts:
Options	—	1,609,622	—	—

Total	$(780,633)	$(10,862,427)	$(22,106,257)	$(329,494)

	Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts:
Foreign currency translations	$779,320	$9,222,553	$17,366,394	$24,708

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts:
Average number of contracts - USD purchased	36	12	55	25
Average number of contracts - USD sold	45	3	37	2
Average USD amounts purchased	$95,908,499	$202,062,405	$795,173,442	$22,529,628
Average USD amounts sold	$52,117,381	$35,448,419	$354,990,746	$3,936,944
Options:
Average number of option contracts written	—	619	—	—
Average notional value of option contracts written	—	$4,174,875	—	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange-traded purchased options, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes

66	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of each Fund and any additional required collateral is delivered to/pledged by each Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

At March 31, 2014, the Funds’ derivative assets and liabilities (by type) are as follows:

Global Opportunities	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$484,367	$1,454,522

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$484,367	$1,454,522

Health Sciences Opportunities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$28,300	$4,530,290

Total derivative assets and liabilities subject to an MNA	$28,300	$4,530,290

International Opportunities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,039,176	$10,945,081

Total derivative assets and liabilities subject to an MNA	$3,039,176	$10,945,081

Science & Technology Opportunities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$5,624	$344,544

Total derivative assets and liabilities subject to an MNA	$5,624	$344,544

BLACKROCK FUNDS	MARCH 31, 2014	67

Notes to Financial Statements (continued)

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Funds as of March 31, 2014:

Global Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$17,013	$(17,013)	—	—	—
The Bank of New York Mellon	998	(998)	—	—	—
Barclays Bank PLC	46,453	(24,745)	—	—	$21,708
BNP Paribas S.A.	13,098	(13,098)
Citibank N.A.	105,287	(34,173)	—	—	71,114
Credit Suisse International	86,503	(7,074)	—	—	79,429
Deutsche Bank AG	23,654	(23,654)	—	—	—
Goldman Sachs Bank USA	95,194	(3,845)	—	—	91,349
Goldman Sachs International	8,808	(8,808)	—	—	—
Morgan Stanley Capital Services LLC	46,424	—	—	—	46,424
Royal Bank of Scotland PLC	16,390	(16,390)	—	—	—
UBS AG	24,545	(24,545)	—	—	—

Total	$484,367	$(174,343)	—	—	$310,024

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$156,822	$(17,013)	—	—	$139,809
The Bank of New York Mellon	$1,668	(998)	—	—	670
Barclays Bank PLC	24,745	(24,745)	—	—	—
BNP Paribas S.A.	253,280	(13,098)	—	—	240,182
Citibank N.A.	34,173	(34,173)	—	—	—
Credit Suisse International	7,074	(7,074)	—	—	—
Deutsche Bank AG	427,651	(23,654)	—	—	403,997
Goldman Sachs Bank USA	3,845	(3,845)	—	—	—
Goldman Sachs International	264,937	(8,808)	—	—	256,129
JPMorgan Chase Bank N.A.	103,185	—	—	—	103,185
Royal Bank of Scotland PLC	51,247	(16,390)	—	—	34,857
State Street Bank and Trust Co.	15,461	—	—	—	15,461
UBS AG	89,644	(24,545)	—	—	65,099
Westpac Banking Corp.	20,790	—	—	—	20,790

Total	$1,454,522	$(174,343)	—	—	$1,280,179

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

68	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

Health Sciences Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
The Bank of New York Mellon	$5,697	—	—	—	$5,697
Citibank N.A.	1,356	$(1,356)	—	—	—
JPMorgan Chase Bank N.A.	7,061	—	—	—	7,061
Royal Bank of Scotland PLC	13,868	—	—	—	13,868
UBS AG	318	(318)	—	—	—

Total	$28,300	$(1,674)	—	—	$26,626

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A.	$54,388	—	—	—	$54,388
Citibank N.A.	1,645,257	$(1,356)	—	—	1,643,901
Deutsche Bank AG	52,147	—	—	—	52,147
Goldman Sachs Bank USA	$242,030	—	—	—	242,030
State Street Bank and Trust Co.	11,026	—	—	—	11,026
UBS AG	2,525,442	(318)	—	—	2,525,124

Total	$4,530,290	$(1,674)	—	—	$4,528,616

International Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$227,558	$(227,558)	—	—	—
The Bank of New York Mellon	9,274	(9,274)	—	—	—
Barclays Bank PLC	169,777	(67,791)	—	—	$101,986
BNP Paribas S.A.	121,246	(121,246)	—	—	—
Citibank N.A.	666,420	(666,420)	—	—	—
Credit Suisse International	21,029	(368)	—	—	20,661
Deutsche Bank AG	377,672	(377,672)	—	—	—
Goldman Sachs Bank USA	1,033,082	(63,823)	—	—	969,259
JPMorgan Chase Bank N.A.	57,854	(57,854)	—	—	—
Morgan Stanley Capital Services LLC	41,436	(37,262)	—	—	4,174
Royal Bank of Scotland PLC	14,489	—	—	—	14,489
State Street Bank and Trust Co.	200,356	(49,210)	—	—	151,146
UBS AG	3,189	(3,189)	—	—	—
Westpac Banking Corp.	95,794	(95,794)	—	—	—

Total	$3,039,176	$(1,777,461)	—	—	$1,261,715

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$1,111,145	$(227,558)	—	—	$883,587
The Bank of New York Mellon	210,795	(9,274)	—	—	201,521
Barclays Bank PLC	67,791	(67,791)	—	—	—
BNP Paribas S.A.	1,292,191	(121,246)	—	—	1,170,945
Citibank N.A.	952,029	(666,420)	—	—	285,609
Credit Suisse International	368	(368)	—	—	—
Deutsche Bank AG	3,688,673	(377,672)	—	—	3,311,001
Goldman Sachs Bank USA	63,823	(63,823)	—	—	—
Goldman Sachs International	1,740,203	—	—	—	1,740,203
JPMorgan Chase Bank N.A.	718,235	(57,854)	—	—	660,381
Morgan Stanley Capital Services LLC	37,262	(37,262)	—	—	—
State Street Bank and Trust Co.	49,210	(49,210)	—	—	—
UBS AG	805,991	(3,189)	—	—	802,802
Westpac Banking Corp.	207,365	(95,794)	—	—	111,571

Total	$10,945,081	$(1,777,461)	—	—	$9,167,620

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK FUNDS	MARCH 31, 2014	69

Notes to Financial Statements (continued)

Science & Technology Opportunities
Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$2,175	—	—	—	$2,175
BNP Paribas S.A.	497	$(497)	—	—	—
Citibank N.A.	757	(757)	—	—	—
Deutsche Bank AG	62	(62)	—	—	—
Toronto-Dominion Bank	2,133	(591)	—	—	1,542

Total	$5,624	$(1,907)	—	—	$3,717

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivative Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$1,992	—	—	—	$1,992
BNP Paribas S.A.	8,484	$(497)	—	—	7,987
Citibank N.A.	16,584	(757)	—	—	15,827
Deutsche Bank AG	8,079	(62)			8,017
Goldman Sachs Bank USA	81,904	—			81,904
JPMorgan Chase Bank N.A.	226,056	—	—	—	226,056
Royal Bank of Scotland PLC	854	—	—	—	854
Toronto-Dominion Bank	591	(591)	—	—	—

Total	$344,544	$(1,907)	—	—	$342,637

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750%	0.700%	0.675%	0.650%
International Opportunities	1.000%	0.950%	0.900%	0.850%
U.S. Opportunities	1.100%	1.050%	1.025%	1.000%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended March 31, 2014, the amounts waived were as follows:

Global Opportunities	$531
Health Sciences Opportunities	$25,724
International Opportunities	$4,178
Science & Technology Opportunities	$2,530
U.S. Opportunities	$6,318

The Manager, on behalf of the Fund, entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Global Opportunities to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL

70	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$264,980	$20,909	$288,741	$36,668	$611,298
Health Sciences Opportunities	$32,711	$2,247,662	$182,544	$3,332,232	$108,088	$5,903,237
International Opportunities	$51,539	$989,142	$26,883	$763,783	—	$1,831,347
Science & Technology Opportunities	$1,594	$146,725	$12,375	$161,689	$11,990	$334,373
U.S. Opportunities	$194,514	$645,909	$65,973	$1,084,675	—	$1,991,071

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2014, the Funds paid the following to the affiliates in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Health Sciences Opportunities	$24	$87	$389	$16	$516
International Opportunities	$101,570	$2,107	$7,455	—	$111,132
Science & Technology Opportunities	$3	—	$1,909	—	$1,912
U.S. Opportunities	$48,935	$63	$4,434	$3	$53,435

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$1,652	—	$2,078	$298	—	$70	$4,098
Health Sciences Opportunities	$6,504	$62	$23,891	$2,216	$3,424	$381	$36,478
International Opportunities	$1,909	—	$8,575	$275	$526	—	$11,285
Science & Technology Opportunities	$3,926	$17	$4,388	$181	$1,085	$131	$9,728
U.S. Opportunities	—	$69	$6,872	$357	$325	—	$7,623

For the six months ended March 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$41,318	—	$145,474	$2,976	$49,607	$14,131	$253,506
Health Sciences Opportunities	$404,248	$16,682	$1,172,609	$34,442	$334,084	$30,867	$1,992,932
International Opportunities	$487,137	$30,467	$667,959	$9,927	$129,215	—	$1,324,705
Science & Technology Opportunities	$55,037	$579	$148,909	$4,069	$54,946	$6,232	$269,772
U.S. Opportunities	$565,676	$127,060	$457,682	$13,004	$158,859	—	$1,322,281

BLACKROCK FUNDS	MARCH 31, 2014	71

Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of each Fund. The combined administration fee, which is shown as administration in the Statements of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statements of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended March 31, 2014, the Funds paid the following to the Manager in return for these services, which are included in administration and administration — class specific in the Statements of Operations:

Global Opportunities	$125,464
Health Sciences Opportunities	$937,825
International Opportunities	$559,577
Science & Technology Opportunities	$68,639
U.S. Opportunities	$559,159

For the six months ended March 31, 2014, the following table shows the class specific administration fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$7,993	—	$26,498	$527	$7,258	$1,833	$44,109
Health Sciences Opportunities	$88,955	$3,271	$119,748	$4,564	$74,915	$5,404	$296,857
International Opportunities	$88,067	$5,154	$84,279	$672	$19,095	—	$197,267
Science & Technology Opportunities	$5,330	$159	$14,674	$309	$4,042	$599	$25,113
U.S. Opportunities	$76,950	$19,451	$63,681	$1,649	$27,117	—	$188,848

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived — class specific in the Statements of Operations.

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. The expense limitations as a percentage of average daily net assets are as follows:

	Global Opportunities[1]	Health Sciences Opportunities	International Opportunities		Science & Technology Opportunities[1]	U.S. Opportunities[1]
	Contractual	Contractual	Contractual[1]	Voluntary[2]	Contractual	Contractual
Institutional	1.06%	N/A	1.49%	1.24%	1.29%	0.96%
Service	1.70%	N/A	1.80%	1.52%	1.61%	1.36%
Investor A	1.33%	N/A	1.98%	1.52%	1.61%	1.36%
Investor B	2.18%	N/A	2.75%	2.36%	2.42%	2.15%
Investor C	2.14%	N/A	2.75%	2.29%	2.49%	2.12%
Class R	1.72%	1.81%[1]	2.18%[3]	2.13%[3]	1.89%	2.24%[3]

[1]	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

[2]	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

[3]	There were no shares outstanding as of March 31, 2014.

These amounts waived are included in fees waived by Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2014, the amounts included in fees waived by Manager were as follows:

U.S. Opportunities	$1,672,744

72	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

Class specific expense waivers and reimbursements are as follows:

Administration Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$7,993	—	$26,498	$344	$7,258	$824	$42,917
International Opportunities	—	—	$1,093	$672	$13	—	$1,778
Science & Technology Opportunities	$4,360	—	$5,288	$159	$271	$1	$10,079
U.S. Opportunities	$76,950	$19,273	$62,424	$1,449	$14,880	—	$174,976

Transfer Agent Fees Waived
	Institutional	Service	Investor A	Investor B	Investor C	Total
Global Opportunities	$1,652	—	$2,078	$132	—	$3,862
International Opportunities	—	—	—	$275	—	$275
Science & Technology Opportunities	$2,779	—	$1,001	$57	$14	$3,851
U.S. Opportunities	—	$69	$6,388	$260	$283	$7,000

Transfer Agent Fees Reimbursed
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$34,079	—	$103,821	$9	$19,957	$2,840	$160,706
International Opportunities	—		—	$1,989	—	—	$1,989
Science & Technology Opportunities	$5,788	—	$1,102	$49	$13	—	$6,952
U.S. Opportunities	$565,662	$11,037	$65,867	$510	$1,182	—	$644,258

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2014, the Manager recouped the following Fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	—	$12	—	$711	$723
International Opportunities	$286	—	—	—	—	$286
Science & Technology Opportunities	—	$15,909	$47	$3,198	$888	$20,042
U.S. Opportunities	—	—	—	$2,606	—	$2,606

BLACKROCK FUNDS	MARCH 31, 2014	73

Notes to Financial Statements (continued)

On March 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2014	2015	2016
Global Opportunities
Fund Level	$31,642	$14,155	—
Institutional	$103,049	$91,262	$43,724
Investor A	$371,480	$293,364	$132,397
Investor B	$926	$359	$485
Investor C	$98,285	$73,264	$27,215
Class R	$19,644	$12,010	$3,664
Science & Technology Opportunities
Institutional	$20,414	$43,356	$12,927
Investor A	—	$1,675	$7,391
Investor B	—	—	$265
Investor C	—	—	$298
Class R	—	$449	$1
U.S. Opportunities
Fund Level	$3,190,512	$2,794,164	$1,672,744
Institutional	$2,763,643	$1,866,300	$642,612
Service	—	$3,018	$30,379
Investor A	—	$8,867	$134,679
Investor B	$668	$1,502	$2,219
Investor C	—	$8,964	$16,345

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$6,101
Health Sciences Opportunities	$175,352
International Opportunities	$30,292
Science & Technology Opportunities	$15,429
U.S. Opportunities	$5,902

For the six months ended March 31, 2014, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Global Opportunities	$3	$531	$817
Health Sciences Opportunities	$5	$1,836	$40,096
International Opportunities	$8,375	$2,028	$3,425
Science & Technology Opportunities	—	$1,684	$1,672
U.S. Opportunities	—	$2,855	$1,202

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective February 1, 2014, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Fund retained 65% of securities lending income and

74	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the six months ended March 31, 2014, each Fund paid BIM the following amounts for securities lending agent services:

Global Opportunities	$31,888
Health Sciences Opportunities	$73,077
International Opportunities	$209,385
Science & Technology Opportunities	$41,293
U.S. Opportunities	$183,853

The Funds recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Global Opportunities	$114,720	$35,897
Health Sciences Opportunities	$9,538,369	$18,767,544
International Opportunities	$640,520	$194,087
Science & Technology Opportunities	$447,579	—
U.S. Opportunities	—	$1,580,711

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Global Opportunities	$219,783,847	$240,530,828
Health Sciences Opportunities	$1,456,309,167	$1,315,269,938
International Opportunities	$1,250,178,889	$1,232,096,602
Science & Technology Opportunities	$91,090,814	$71,592,682
U.S. Opportunities	$618,014,699	$788,979,800

Transactions in options written for the six months ended March 31, 2014, were as follows:

	Health Sciences Opportunities
	Puts
	Contracts	Premiums Received

Outstanding options, beginning of period	—	—
Options written	4,507	$2,248,557
Options expired	(1,717)	(671,018)
Options closed	(2,790)	(1,577,539)

Outstanding options, end of period	—	—

7. Income Tax Information:

As of September 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Global Opportunities	International Opportunities	Science & Technology Opportunities
2015	—	—	$37,628,326
2017	$116,767,555	—	4,448,928
2018	9,946,168	$2,077,859	—
2019	—	—	783,208
Total	$126,713,723	$2,077,859	$42,860,462

BLACKROCK FUNDS	MARCH 31, 2014	75

Notes to Financial Statements (continued)

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Tax cost	$300,516,511	$2,808,859,903	$1,660,314,130	$170,773,025	$1,233,213,889

Gross unrealized appreciation	$64,345,967	$1,010,345,960	$318,380,102	$62,410,590	$413,760,681
Gross unrealized depreciation	(4,898,183)	(26,916,565)	(32,809,561)	(2,313,484)	(24,685,239)

Net unrealized appreciation	$59,447,784	$983,429,395	$285,570,541	$60,097,106	$389,075,442

8. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the six months ended March 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Global Opportunities and International Opportunities invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of Global Opportunities’ and International Opportunities’ investments.

As of March 31, 2014, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2014, Science & Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2014, Global Opportunities and International Opportunities invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

As of March 31, 2014, the Funds listed below had the following industry classifications:

Industry	Global Opportunities	International Opportunities
Banks	11%	11%
Pharmaceuticals	8	11
Oil, Gas & Consumable Fuels	5	—
Internet Software & Services	5	—
Electrical Equipment	5	—
Machinery	—	5
Other[1]	66	73

[1]	All other industries held were each less than 5% of long-term investments.

76	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Global Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	219,075	$3,135,250	900,536	$10,824,975
Shares issued in reinvestment of dividends	—	—	25,716	287,006
Shares redeemed	(554,145)	(7,873,890)	(1,118,997)	(13,606,954)

Net decrease	(335,070)	$(4,738,640)	(192,745)	$(2,494,973)

Investor A
Shares sold and automatic conversion of shares	733,503	$10,518,848	983,153	$12,029,511
Shares issued in reinvestment of dividends	—	—	151,938	1,686,369
Shares redeemed	(1,256,194)	(17,995,675)	(3,717,956)	(44,389,095)

Net decrease	(522,691)	$(7,476,827)	(2,582,865)	$(30,673,215)

Investor B
Shares sold	3,676	$49,533	6,005	$69,439
Shares issued in reinvestment of dividends	—	—	393	4,291
Shares redeemed and automatic conversion of shares	(57,209)	(794,904)	(182,593)	(2,163,633)

Net decrease	(53,533)	$(745,371)	(176,195)	$(2,089,903)

Investor C
Shares sold	187,318	$2,587,558	240,313	$2,848,497
Shares issued in reinvestment of dividends	—	—	8,422	91,454
Shares redeemed	(331,547)	(4,579,784)	(1,034,608)	(11,931,416)

Net decrease	(144,229)	$(1,992,226)	(785,873)	$(8,991,465)

Class R
Shares sold	132,611	$1,877,879	225,687	$2,756,046
Shares issued in reinvestment of dividends	—	—	37,846	422,279
Shares redeemed	(226,123)	(3,208,747)	(518,590)	(6,257,839)

Net decrease	(93,512)	$(1,330,868)	(255,057)	$(3,079,514)

Total Net Decrease	(1,149,035)	$(16,283,932)	(3,992,735)	$(47,329,070)

BLACKROCK FUNDS	MARCH 31, 2014	77

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,885,673	$172,723,306	7,271,943	$270,912,421
Shares issued in reinvestment of dividends and distributions	1,752,835	71,375,071	947,294	31,014,483
Shares redeemed	(2,149,720)	(94,632,773)	(4,584,992)	(164,966,314)

Net increase	3,488,788	$149,465,604	3,634,245	$136,960,590

Service
Shares sold	159,308	$6,803,946	240,670	$8,877,458
Shares issued in reinvestment of dividends and distributions	58,067	2,296,543	32,877	1,048,425
Shares redeemed	(116,932)	(4,981,918)	(167,877)	(6,074,731)

Net increase	100,443	$4,118,571	105,670	$3,851,152

Investor A
Shares sold and automatic conversion of shares	8,467,155	$364,241,999	15,513,462	$573,984,707
Shares issued in reinvestment of dividends and distributions	4,007,405	158,051,325	2,174,190	69,160,977
Shares redeemed	(6,729,638)	(286,901,278)	(8,808,885)	(320,516,414)

Net increase	5,744,922	$235,392,046	8,878,767	$322,629,270

Investor B
Shares sold	16,462	$648,455	40,757	$1,394,319
Shares issued in reinvestment of distributions	87,259	3,209,380	81,716	2,433,479
Shares redeemed and automatic conversion of shares	(327,793)	(13,086,694)	(406,783)	(13,925,331)

Net decrease	(224,072)	$(9,228,859)	(284,310)	$(10,097,533)

Investor C
Shares sold	2,537,913	$100,642,391	4,436,444	$153,562,755
Shares issued in reinvestment of dividends and distributions	1,589,321	57,803,090	835,814	24,731,781
Shares redeemed	(1,296,936)	(51,057,727)	(2,178,383)	(72,667,229)

Net increase	2,830,298	$107,387,754	3,093,875	$105,627,307

Class R
Shares sold	607,457	$25,867,238	527,329	$19,843,444
Shares issued in reinvestment of dividends and distributions	94,950	3,718,232	32,122	1,017,311
Shares redeemed	(161,776)	(6,823,009)	(243,794)	(8,998,067)

Net increase	540,631	$22,762,461	315,657	$11,862,688

Total Net Increase	12,481,010	$509,897,577	15,743,904	$570,833,474

78	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
International Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,771,634	$113,406,005	5,587,155	$198,989,870
Shares issued in reinvestment of dividends	77,908	3,096,053	348,371	11,715,714
Shares redeemed	(2,206,664)	(90,579,448)	(10,155,458)	(366,236,469)

Net increase (decrease)	642,878	$25,922,610	(4,219,932)	$(155,530,885)

Service
Shares sold	68,396	$2,694,636	199,975	$6,986,076
Shares issued in reinvestment of dividends	3,881	148,540	17,109	556,385
Shares redeemed	(143,710)	(5,605,802)	(622,329)	(21,540,900)

Net decrease	(71,433)	$(2,762,626)	(405,245)	$(13,998,439)

Investor A
Shares sold and automatic conversion of shares	2,526,804	$98,890,456	4,730,422	$163,123,349
Shares issued in reinvestment of dividends	74,728	2,832,191	305,190	9,814,892
Shares redeemed	(2,477,385)	(96,399,240)	(6,674,726)	(228,622,684)

Net increase (decrease)	124,147	$5,323,407	(1,639,114)	$(55,684,443)

Investor B
Shares sold	2,238	$81,684	3,535	$111,956
Shares issued in reinvestment of dividends	389	13,713	1,613	48,633
Shares redeemed and automatic conversion of shares	(78,564)	(2,849,988)	(186,183)	(5,930,072)

Net decrease	(75,937)	$(2,754,591)	(181,035)	$(5,769,483)

Investor C
Shares sold	338,431	$12,168,516	437,479	$13,891,319
Shares issued in reinvestment of dividends	11,153	389,466	34,281	1,022,570
Shares redeemed	(471,310)	(16,877,316)	(1,256,630)	(39,257,153)

Net decrease	(121,726)	$(4,319,334)	(784,870)	$(24,343,264)

Total Net Increase (Decrease)	497,929	$21,409,466	(7,230,196)	$(255,326,514)

BLACKROCK FUNDS	MARCH 31, 2014	79

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2104		Year Ended September 30, 2013
Science & Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	705,824	$10,146,033	646,035	$6,597,183
Shares redeemed	(232,349)	(3,193,962)	(1,092,435)	(10,953,075)

Net increase (decrease)	473,475	$6,952,071	(446,400)	$(4,355,892)

Service
Shares sold	88,556	$1,256,191	11,578	$114,954
Shares redeemed	(20,077)	(273,602)	(35,757)	(352,108)

Net increase (decrease)	68,479	$982,589	(24,179)	$(237,154)

Investor A
Shares sold and automatic conversion of shares	2,337,367	$31,335,884	1,022,457	$10,053,977
Shares redeemed	(798,050)	(10,381,779)	(3,828,731)	(36,397,727)

Net increase (decrease)	1,539,317	$20,954,105	(2,806,274)	$(26,343,750)

Investor B
Shares sold	40,865	$461,322	5,932	$52,024
Shares redeemed and automatic conversion of shares	(68,746)	(799,335)	(95,224)	(833,016)

Net decrease	(27,881)	$(338,013)	(89,292)	$(780,992)

Investor C
Shares sold	443,273	$5,311,282	580,185	$4,978,794
Shares redeemed	(226,554)	(2,611,850)	(955,659)	(8,454,877)

Net increase (decrease)	216,719	$2,699,432	(375,474)	$(3,476,083)

Class R
Shares sold	100,491	$1,356,870	210,207	$2,108,715
Shares redeemed	(141,568)	(1,916,063)	(270,916)	(2,738,556)

Net decrease	(41,077)	$(559,193)	(60,709)	$(629,841)

Total Net Increase (Decrease)	2,229,032	$30,690,991	(3,802,328)	$(35,823,712)

80	BLACKROCK FUNDS	MARCH 31, 2014

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
U.S. Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,209,294	$51,933,708	4,007,426	$156,939,783
Shares issued in reinvestment of dividends and distributions	3,132,585	120,980,318	938,471	33,306,300
Shares redeemed	(2,323,423)	(99,011,634)	(25,739,110)	(998,504,847)

Net increase (decrease)	2,018,456	$73,902,392	(20,793,213)	$(808,258,764)

Service
Shares sold	22,738	$931,684	56,911	$2,132,995
Shares issued in reinvestment of dividends and distributions	846,209	30,945,870	112,947	3,836,814
Shares redeemed	(532,369)	(21,431,974)	(1,223,272)	(46,343,743)

Net increase (decrease)	336,578	$10,445,580	(1,053,414)	$(40,373,934)

Investor A
Shares sold and automatic conversion of shares	893,332	$35,223,685	1,400,610	$52,695,526
Shares issued in reinvestment of dividends and distributions	2,833,685	102,239,143	391,969	13,174,024
Shares redeemed	(2,451,818)	(97,520,441)	(7,738,284)	(287,998,683)

Net increase (decrease)	1,275,199	$39,942,387	(5,945,705)	$(222,129,133)

Investor B
Shares sold	6,421	$210,577	4,500	$156,314
Shares issued in reinvestment of distributions	91,556	2,859,297	9,883	296,795
Shares redeemed and automatic conversion of shares	(61,726)	(2,102,116)	(90,701)	(3,021,414)

Net increase (decrease)	36,251	$967,758	(76,318)	$(2,568,305)

Investor C
Shares sold	178,769	$6,209,869	251,773	$8,443,541
Shares issued in reinvestment of distributions	1,461,947	45,714,858	164,304	4,938,957
Shares redeemed	(674,848)	(23,604,444)	(2,258,436)	(73,526,723)

Net increase (decrease)	965,868	$28,320,283	(1,842,359)	$(60,144,225)

Total Net Increase (Decrease)	4,632,352	$153,578,400	(29,711,009)	$(1,133,474,361)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Funds became a party to a 364-day, $1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Funds can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

BLACKROCK FUNDS	MARCH 31, 2014	81

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.1

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

[1]	For Global Opportunities.

82	BLACKROCK FUNDS	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request, and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2014	83

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

84	BLACKROCK FUNDS	MARCH 31, 2014

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short

Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology

Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015

2017

2019

2021

2023

BlackRock Emerging Markets Flexible Dynamic

Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2014	85

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Eq-Opps-3/14-SAR

MARCH 31, 2014

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Managed Volatility Portfolio | of BlackRock FundsSM

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2014

Investment Objective

BlackRock Managed Volatility Portfolio’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2014, the Fund underperformed its reference benchmark (50% MSCI All Country World Index (“MSCI ACWI”)/50% Citigroup World Government Bond Index (hedged into USD) (“Citigroup WGBI (hedged into USD)”).

What factors influenced performance?

•

The Fund’s modest overweight to Japanese equities weighed on returns as the country’s stock market underperformed other developed markets during the period. Within U.S. stocks, health care and consumer discretionary positions that were added to the Fund toward the end of the period detracted from performance as both sectors underperformed broad equities during March. Within fixed income, a significant underweight to duration (low sensitivity to interest rate movements) detracted from performance as yields generally fell across developed markets amid signs of softening economic data, most notably in the U.S. (Bond prices fall as yields rise.) Lastly, the Fund held a higher-than-normal allocation to cash given a generally cautious view on valuations in equity and fixed income markets during the period. The cash position hindered relative results as both equities and fixed income assets generated positive returns over the period.

•

Contributing positively to performance was the Fund’s bias toward developed market equities, which broadly outperformed their emerging market counterparts during the period amid heightened volatility in several emerging market economies. Specifically, overweights in Germany and France buoyed performance as both countries continued to demonstrate economic momentum relative to the rest of the eurozone. In the U.S., overweight positions in financials and information technology (“IT”) had a positive impact on returns as these sectors outperformed broad equities over the period. Additionally, the Fund’s underweight to the Japanese yen was a significant contributor to performance as the currency continued to weaken relative to the U.S. dollar during the period given massive economic stimulus from the Bank of Japan.

•

The Fund uses derivatives as part of its investment strategy. During the period, the use of foreign currency exchange contracts had a positive impact on performance, most notably due to a short position in the yen. Over the period, the Fund used derivatives to gain equity exposure in Germany, Japan and France. Exposures to French and German equity markets added to performance as both markets moved higher during the period. Japanese equities, however, lagged broader international equities. The Fund also held two futures positions in 10-year Australian and Treasury bonds.

Describe recent portfolio activity.

•

From a broad asset allocation perspective, the Fund significantly reduced exposure to equities throughout the period, most notably in the U.S., given broader macro concerns in several emerging markets and softer-than-expected economic data in the U.S. Following the stock market correction earlier in 2014, U.S. and European equities rallied strongly in February, reaching all-time highs and prompting a decision to take profits and wait for more attractive re-entry points. Despite the general reduction in equity exposure, in February, the Fund added new positions in U.S. health care and French stocks, both overweight relative to the benchmark index, and increased the existing overweights to German and Japanese stocks.

•

Additionally, as credit markets continued to outpace core fixed income sectors with credit spreads tightening over recent months, the Fund decreased exposure to credit, capturing gains on those positions and rotating into cash. Finally, the Fund added an Australian 10-year bond position in late March, largely driven by attractive valuations relative to the U.S. and the likelihood of slower economic growth in the region resulting in declining yields.

Describe portfolio positioning at period end.

•	Relative to the reference benchmark, the Fund ended the period underweight in both equities and fixed income, while continuing to hold an allocation to cash and cash equivalents.

•

Within equities, the Fund continued to hold overweight positions in Germany, France and Japan given recent improvement in Europe’s economic landscape and the likelihood that massive economic stimulus will continue to support risk assets in Japan. In the U.S., the Fund was overweight in financials, health care, IT and consumer discretionary stocks.

•

In fixed income, the Fund remained underweight in core fixed income in the U.S. and held a long position in Australian bonds. The Fund’s fixed income allocation ended the period with a shorter duration relative to the fixed income portion of the reference benchmark. Additionally, the Fund was underweight in both the yen and euro relative to the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Financial Select Sector SPDR Fund	17%
Health Care Select Sector SPDR Fund	9
Technology Select Sector SPDR Fund	8
Consumer Discretionary Select Sector SPDR Fund	6
Government of Japan	6
iShares 1-3 Year Credit Bond ETF	5
PowerShares QQQ Trust Series 1	3
United Kingdom Gilt	2
Fannie Mae Mortgage-Backed Securities	2
Federal Republic of Germany	2

Portfolio Composition	Percent of Long-Term Investments

Investment Companies	49%
Foreign Government Obligations	18
Corporate Bonds	12
Common Stocks	12
U.S. Government Sponsored Agency Securities	5
Foreign Agency Obligations	3
U.S. Treasury Obligations	1

4	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments.

[3]	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	This customized weighted index is comprised of the returns of the MSCI All Country World Index (50%) and Citigroup WGBI (hedged into USD) (50%).

Performance Summary for the Period Ended March 31, 2014
		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.27%	9.03%	N/A	13.24%	N/A	5.98%	N/A
Service	5.06	8.59	N/A	12.93	N/A	5.70	N/A
Investor A	5.07	8.65	2.94%	12.90	11.69%	5.63	5.06%
Investor B	4.51	7.53	3.11	11.95	11.69	4.97	4.97
Investor C	4.72	7.90	6.91	12.11	12.11	4.87	4.87
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	5.37	8.90	N/A	10.78	N/A	6.02	N/A
MSCI ACWI	8.48	16.55	N/A	17.80	N/A	6.97	N/A
Citigroup WGBI (hedged into USD)	2.19	1.45	N/A	3.37	N/A	4.24	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,052.70	$3.99	$1,000.00	$1,021.04	$3.93	0.78%
Service	$1,000.00	$1,050.60	$5.98	$1,000.00	$1,019.10	$5.89	1.17%
Investor A	$1,000.00	$1,050.70	$5.78	$1,000.00	$1,019.30	$5.69	1.13%
Investor B	$1,000.00	$1,045.10	$10.91	$1,000.00	$1,014.26	$10.75	2.14%
Investor C	$1,000.00	$1,047.20	$9.29	$1,000.00	$1,015.86	$9.15	1.82%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to eligible investors. Prior to January 28, 2005, Service Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to January 28, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	7

Schedule of Investments March 31, 2014 (Unaudited)
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2, 1.95%, 7/25/32 (a)	USD	11	$6,654
Knollwood CDO Ltd., Series 2004-1A, Class C, 3.44%, 1/10/39 (a)(b)		133	1
Santander Drive Auto Receivables Trust, Series 2011-S1A, Class B, 1.48%, 5/15/17 (b)		22	22,475
Total Asset-Backed Securities — 0.0%			29,130

Common Stocks	Shares
Automobiles — 0.3%
Tata Motors Ltd.		188,088	1,270,942
Yamaha Motor Co. Ltd.		56,700	904,586

			2,175,528
Banks — 1.3%
BNP Paribas SA		17,378	1,339,836
Danske Bank A/S		34,621	963,323
Erste Group Bank AG		25,936	887,262
HSBC Holdings PLC		159,179	1,611,743
Mitsubishi UFJ Financial Group, Inc.		293,900	1,618,444
Sberbank of Russia — ADR		108,379	1,058,863
Société Générale SA		23,404	1,440,654

			8,920,125
Beverages — 0.5%
Anheuser-Busch InBev NV		30,001	3,159,581
Biotechnology — 0.1%
Genmab A/S (c)		12,394	502,688
Capital Markets — 0.3%
Credit Suisse Group AG		55,286	1,789,515
Electric Utilities — 0.2%
Enel SpA		238,915	1,351,354
Electrical Equipment — 0.3%
Mitsubishi Electric Corp.		72,000	810,490
Schneider Electric SA		15,546	1,377,792

			2,188,282
Food Products — 0.1%
BRF SA		31,100	622,685

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.2%
Carnival PLC	22,294	$848,899
Sands China Ltd.	108,800	815,994

		1,664,893
Insurance — 0.2%
Tokio Marine Holdings, Inc.	43,400	1,301,583
Internet Software & Services — 0.2%
MercadoLibre, Inc.	5,371	510,836
Yandex NV (c)	26,462	798,888

		1,309,724
Machinery — 0.2%
Makita Corp.	27,600	1,519,480
Railpower Technologies Corp. (Acquired 4/26/04-6/17/04, cost $49,616) (c)(d)	17,600	—

		1,519,480
Media — 0.7%
Grupo Televisa SAB — ADR	53,327	1,775,256
ITV PLC	429,974	1,373,766
Liberty Global PLC, Series A (c)	21,017	874,307
Liberty Global PLC, Series C (c)	21,017	855,602

		4,878,931
Metals & Mining — 0.1%
ArcelorMittal	54,805	884,508
Oil, Gas & Consumable Fuels — 0.3%
Longview Energy Co. (Acquired 8/13/04, cost $48,000) (c)(d)	3,200	27,264
Matador Resources Co. (Acquired 4/13/06, cost $8,451) (c)(d)	939	22,996
Royal Dutch Shell PLC, Class A	47,402	1,731,953

		1,782,213
Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd. (c)	26,991	97,172
Ainsworth Lumber Co. Ltd. (b)(c)	19,432	69,959

		167,131
Pharmaceuticals — 1.2%
AstraZeneca PLC	30,296	1,963,986
Novo Nordisk A/S, Class B	36,102	1,643,806
Roche Holding AG	10,010	3,010,645
Shire PLC	16,634	823,466
Teva Pharmaceutical Industries Ltd. — ADR	18,575	981,503

		8,423,406

Portfolio Abbreviations
ADR	American Depositary Receipts	ILS	Israeli Shekel	S&P	Standard & Poor’s
AUD	Australian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CAD	Canadian Dollar	JSC	Joint Stock Company	SGD	Singapore Dollar
CDO	Collateralized Debt Obligation	KRW	South Korean Won	SPDR	Standard & Poor’s Depositary
CHF	Swiss Franc	LIBOR	London Interbank Offered Rate		Receipts
CZK	Czech Koruna	MXN	Mexican Peso	TBA	To-be-announced
DKK	Danish Krone	MYR	Malaysian Ringgit	THB	Thai Baht
ETF	Exchange Traded Fund	NOK	Norwegian Krone	TRY	Turkish Lira
EUR	Euro	NZD	New Zealand Dollar	TWD	Taiwan New Dollar
EURIBOR	Euro Interbank Offer Rate	OJSC	Open Joint Stock Company	USD	US Dollar
GBP	British Pound	REIT	Real Estate Investment Trust	ZAR	South African Rand

See Notes to Financial Statements.

8	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Semiconductors & Semiconductor Equipment — 0.2%
MediaTek, Inc.		71,000	$1,050,920
Veeco Instruments, Inc. (c)		13,181	552,679

			1,603,599
Technology Hardware, Storage & Peripherals — 0.1%
Nokia OYJ (c)		88,966	654,563
Textiles, Apparel & Luxury Goods — 0.4%
Cie Financiere Richemont SA		15,090	1,441,671
The Swatch Group AG		1,743	1,093,442

			2,535,113
Tobacco — 0.5%
Imperial Tobacco Group PLC		50,176	2,028,984
Japan Tobacco, Inc.		51,000	1,600,758

			3,629,742
Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., B Shares		34,665	1,436,458
Total Common Stocks — 7.6%			52,501,102

Corporate Bonds	Par (000)
Aerospace & Defense — 0.1%
EADS Finance BV, 2.70%, 4/17/23 (b)	USD	500	472,417
Auto Components — 0.1%
Continental AG:
3.00%, 7/16/18	EUR	100	147,047
3.13%, 9/09/20		200	293,579
Valeo SA, 3.25%, 1/22/24		100	143,331

			583,957
Automobiles — 0.2%
Ford Motor Co., 4.75%, 1/15/43	USD	250	241,756
Peugeot SA, 7.38%, 3/06/18	EUR	300	469,195
Renault SA, 3.13%, 3/05/21		75	104,449
Volkswagen International Finance NV, 2.00%, 1/14/20		400	561,445

			1,376,845
Banks — 2.9%
Abbey National Treasury Services PLC, 4.25%, 4/12/21		500	812,293
Asian Development Bank, 2.35%, 6/21/27	JPY	20,000	227,107
Banca Monte dei Paschi di Siena SpA, 3.63%, 4/01/19	EUR	200	275,637
Banco Bilbao Vizcaya Argentaria SA, 3.50%, 12/05/17		500	743,845
Banco de Sabadell SA, 3.38%, 1/23/18		200	293,641
Banco Espirito Santo SA, 4.00%, 1/21/19		500	695,104
Banco Popolare SC, 3.50%, 3/14/19		225	313,454
Bank of Ireland Mortgage Bank:
1.88%, 5/13/17		300	420,517
3.63%, 10/02/20		200	302,465
Bankia SA, 3.50%, 1/17/19		600	849,772
Bankinter SA, 3.88%, 10/30/15		300	431,441
BNP Paribas SA, 2.88%, 11/27/17		300	438,611
BPCE SFH SA, 2.38%, 11/29/23		200	283,641

Corporate Bonds	Par (000)		Value
Banks (concluded)
CaixaBank SA:
5.00%, 11/14/23 (a)	EUR	200	$290,945
2.60%, 3/21/24		200	277,069
Canadian Imperial Bank of Commerce, 2.60%, 7/02/15 (b)	USD	290	298,103
Carrefour Banque SA, 2.88%, 9/25/15	EUR	200	283,973
Citigroup, Inc.:
5.00%, 9/15/14	USD	140	142,711
4.59%, 12/15/15		700	742,454
Credit Agricole SA, 3.13%, 2/05/26	EUR	400	568,205
Danske Bank A/S:
3.88%, 5/18/16		500	731,940
3.88%, 10/04/23 (a)		300	435,523
Dexia Credit Local SA, 1.25%, 10/18/16	USD	1,660	1,664,359
DNB Bank ASA, 3.00%, 9/26/23 (a)	EUR	600	857,029
European Investment Bank, 2.15%, 1/18/27	JPY	20,000	219,771
HSBC Bank Brasil SA — Banco Multiplo, 4.00%, 5/11/16 (b)	USD	680	705,500
HSBC Holdings PLC, 6.10%, 1/14/42		150	183,017
Hypo Alpe-Adria-Bank International AG, 2.38%, 12/13/22	EUR	1,300	1,797,010
ING Bank NV:
3.38%, 1/11/18		250	377,369
4.13%, 11/21/23 (a)	USD	330	331,237
Intesa Sanpaolo SpA:
3.00%, 1/28/19	EUR	250	360,103
3.38%, 1/24/25		200	292,527
3.25%, 2/10/26		100	143,455
Intesa Sanpaolo Vita SpA, 5.35%, 9/18/18		100	151,280
Lloyds Bank PLC:
6.50%, 3/24/20		300	495,635
4.00%, 9/29/20		250	399,660
Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.10%, 7/25/18	USD	200	194,980
Société Générale SFH, 2.88%, 3/14/19	EUR	500	749,335
Swedbank AB:
1.50%, 3/18/19		200	275,975
3.00%, 12/05/22 (a)		384	549,858
UniCredit SpA:
3.00%, 1/31/24		280	398,125
5.75%, 10/28/25 (a)		150	224,759

			20,229,435
Capital Markets — 0.6%
Credit Suisse AG/Guernsey, 1.00%, 3/12/19		525	720,131
European Investment Bank, 1.50%, 4/15/21		1,150	1,588,171
The Goldman Sachs Group, Inc., 5.75%, 1/24/22	USD	700	793,743
Morgan Stanley, 3.75%, 2/25/23		650	645,880
UBS AG, 4.75%, 2/12/26 (a)	EUR	175	247,378

			3,995,303
Chemicals — 0.1%
Brenntag Finance BV, 5.50%, 7/19/18		400	623,362
GCS Holdco Finance I SA, 6.50%, 11/15/18		100	146,204

			769,566
Diversified Financial Services — 0.7%
Adecco International Financial Services BV, 2.75%, 11/15/19		200	287,060

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (concluded)
American Honda Finance Corp., 1.88%, 9/04/19	EUR	500	$701,047
Bank of America Corp., 5.70%, 1/24/22	USD	600	688,395
Ford Motor Credit Co. LLC, 4.38%, 8/06/23		300	309,525
Fresenius Finance BV, 4.00%, 2/01/24	EUR	99	141,869
Imperial Tobacco Finance PLC, 3.38%, 2/26/26		325	451,571
JPMorgan Chase Bank, NA, 6.00%, 10/01/17	USD	445	506,908
Macquarie Bank Ltd., 2.50%, 9/18/18	EUR	200	285,255
The NASDAQ OMX Group, Inc., 3.88%, 6/07/21		300	441,525
Nationwide Building Society:
3.13%, 4/03/17		100	146,002
4.13%, 3/20/23 (a)		150	217,955
Old Mutual PLC, 7.13%, 10/19/16	GBP	200	368,550

			4,545,662
Diversified Telecommunication Services — 0.3%
Iliad SA, 4.88%, 6/01/16		300	441,265
OTE PLC, 7.88%, 2/07/18		300	483,558
Verizon Communications, Inc.:
3.50%, 11/01/21	USD	240	241,676
2.38%, 2/17/22	EUR	125	174,172
3.25%, 2/17/26		100	142,298
6.40%, 2/15/38	USD	200	234,838
6.55%, 9/15/43		250	304,234

			2,022,041
Electric Utilities — 0.3%
Alabama Power Co., 3.95%, 6/01/21		220	229,412
Enel Finance International NV, 5.63%, 8/14/24	GBP	100	180,404
Energa Finance AB, 3.25%, 3/19/20	EUR	300	426,119
ESB Finance Ltd., 6.25%, 9/11/17		200	321,593
Georgia Power Co., 3.00%, 4/15/16	USD	390	407,189
MidAmerican Energy Holdings Co., 6.50%, 9/15/37		150	185,505
PacifiCorp, 6.25%, 10/15/37		100	126,328
Perusahaan Listrik Negara PT, 5.25%, 10/24/42		200	162,250

			2,038,800
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 4.00%, 4/11/43		500	465,375
Food Products — 0.1%
Barry Callebaut Services NV, 5.63%, 6/15/21	EUR	250	392,047
Gas Utilities — 0.1%
Gas Natural Finance BV, 3.88%, 1/17/23		100	150,989
KeySpan Gas East Corp., 5.82%, 4/01/41 (b)	USD	185	217,868

			368,857
Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 3.20%, 6/15/22		500	492,021
Health Care Providers & Services — 0.0%
McKesson Corp., 4.88%, 3/15/44		300	304,080

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure — 0.2%
Accor SA, 2.63%, 2/05/21	EUR	500	$691,894
Wyndham Worldwide Corp.:
4.25%, 3/01/22	USD	330	333,783
3.90%, 3/01/23		200	195,945

			1,221,622
Industrial Conglomerates — 0.1%
Smiths Group PLC, 4.13%, 5/05/17	EUR	500	740,615
Insurance — 0.2%
AIA Group Ltd., 3.13%, 3/13/23	USD	600	563,550
Allianz Finance II BV, 5.75%, 7/08/41 (a)	EUR	100	159,549
Aviva PLC, 6.13%, 11/14/36 (a)	GBP	100	178,017
Talanx AG, 3.13%, 2/13/23	EUR	100	145,515

			1,046,631
IT Services — 0.0%
Computer Sciences Corp., 4.45%, 9/15/22	USD	300	306,259
Leisure Products — 0.0%
Mattel, Inc., 5.45%, 11/01/41		200	210,024
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 6.00%, 3/01/20		230	264,673
Media — 0.1%
Altice Financing SA, 6.50%, 1/15/22	EUR	100	146,376
Cyfrowy Polsat Finance AB, 7.13%, 5/20/18		300	436,545
Time Warner Cable, Inc., 4.50%, 9/15/42	USD	6	5,508
Viacom, Inc., 5.85%, 9/01/43		200	219,767

			808,196
Metals & Mining — 0.1%
AngloGold Ashanti Holdings PLC, 5.13%, 8/01/22		200	186,476
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55%, 10/28/20		300	294,750

			481,226
Multi-Utilities — 0.1%
Centrica PLC, 6.38%, 3/10/22	GBP	100	196,197
Dominion Resources, Inc., 1.95%, 8/15/16	USD	305	310,750
Linea Group Holding SpA, 3.88%, 11/28/18	EUR	100	141,458

			648,405
Oil, Gas & Consumable Fuels — 0.2%
BP Capital Markets PLC, 3.81%, 2/10/24	USD	400	403,577
Enterprise Products Operating LLC:
6.13%, 10/15/39		125	145,832
Series L, 6.30%, 9/15/17		250	288,383
KazMunayGas National Co. JSC, 4.40%, 4/30/23		350	331,153
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 3/06/22		300	268,170
Vier Gas Transport GmbH, 3.13%, 7/10/23	EUR	150	219,054

			1,656,169
Paper & Forest Products — 0.1%
Metsa Board OYJ, 4.00%, 3/13/19		100	137,835
Mondi Finance PLC, 3.38%, 9/28/20		330	479,132
Stora Enso OYJ, 5.50%, 3/07/19		200	305,032

			921,999

See Notes to Financial Statements.

10	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Pharmaceuticals — 0.0%
Almirall SA, 4.63%, 4/01/21	EUR	100	$140,130
Professional Services — 0.1%
Experian Finance PLC, 4.75%, 11/23/18	GBP	400	734,352
Real Estate Investment Trusts (REITs) — 0.1%
Goodman Funding Pty Ltd., 6.38%, 4/15/21 (b)	USD	400	452,126
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		135	145,499

			597,625
Road & Rail — 0.1%
National Express Group PLC, 6.63%, 6/17/20	GBP	400	778,478
Semiconductors & Semiconductor Equipment — 0.1%
ASML Holding NV, 3.38%, 9/19/23	EUR	200	287,418
TSMC Global Ltd., 1.63%, 4/03/18 (b)	USD	300	290,831

			578,249
Software — 0.0%
Microsoft Corp., 2.63%, 5/02/33	EUR	200	264,556
Specialty Retail — 0.1%
Dixons Retail PLC, 8.75%, 9/15/17	GBP	150	290,082
O’Reilly Automotive, Inc., 3.80%, 9/01/22	USD	500	492,047

			782,129
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc., 2.40%, 5/03/23		550	510,003
Oberthur Technologies Holding SAS, 9.25%, 4/30/20	EUR	100	152,920

			662,923
Textiles, Apparel & Luxury Goods — 0.1%
LVMH Moet Hennessy Louis Vuitton SA, 1.63%, 6/29/17 (b)	USD	800	805,704
Thrifts & Mortgage Finance — 0.0%
Achmea Hypotheekbank NV, 2.75%, 2/18/21	EUR	150	210,385
Transportation Infrastructure — 0.0%
Brisa Concessao Rodoviaria SA, 3.88%, 4/01/21		100	137,697
Manchester Airport Group Funding PLC, 4.75%, 3/31/34	GBP	100	167,069

			304,766
Wireless Telecommunication Services — 0.3%
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)	USD	500	573,154
Play Finance 2 SA, 5.25%, 2/01/19	EUR	100	140,521
SK Telecom Co. Ltd., 2.13%, 5/01/18 (b)	USD	950	940,576
Telefonica Emisiones SAU, 4.71%, 1/20/20	EUR	100	156,724

			1,810,975
Total Corporate Bonds — 7.8%			54,032,497

Foreign Agency Obligations
Banco Nacional de Desenvolvimento Economicoe Social, 5.75%, 9/26/23 (b)	USD	200	209,000
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23 (b)		200	203,493
European Financial Stability Facility, 1.50%, 1/22/20	EUR	250	349,366
Hydro-Quebec, 8.40%, 1/15/22	USD	405	531,777

Foreign Agency Obligations	Par (000)		Value
Kreditanstalt Für Wiederaufbau:
0.50%, 7/25/16	EUR	1,200	$1,660,800
0.63%, 2/12/18		3,200	4,406,819
Propertize BV, 0.50%, 2/27/17		500	687,754
Province of British Columbia, 4.80%, 6/15/21	CAD	350	359,267
Province of Manitoba:
4.30%, 3/01/16		200	191,385
1.75%, 5/30/19	USD	490	482,089
Province of Ontario:
4.30%, 3/08/17	CAD	600	585,102
6.20%, 6/02/31		400	475,314
Province of Quebec:
4.50%, 12/01/19		600	602,100
5.00%, 12/01/41		150	156,924
Total Foreign Agency Obligations — 1.6%			10,901,190

Foreign Government Obligations
Australia — 0.4%
Commonwealth of Australia:
4.75%, 6/15/16	AUD	1,100	1,061,510
5.50%, 4/21/23		250	258,194
4.75%, 4/21/27		150	144,839
New South Wales Treasury Corp., 6.00%, 2/01/18		400	404,895
Queensland Treasury Corp., 6.25%, 2/21/20		400	414,700
Treasury Corp. of Victoria, 6.00%, 6/15/20		250	258,109

			2,542,247
Belgium — 0.1%
Kingdom of Belgium:
2.60%, 6/22/24	EUR	120	171,100
3.75%, 6/22/45		350	536,763

			707,863
Canada — 0.3%
Canada Housing Trust No. 1:
2.75%, 9/15/14	CAD	400	364,725
2.75%, 6/15/16		400	373,659
3.35%, 12/15/20		250	240,570
Government of Canada:
1.75%, 3/01/19		300	272,185
8.00%, 6/01/27		300	435,441
4.00%, 6/01/41		500	537,589

			2,224,169
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24	USD	500	495,000
Czech Republic — 0.0%
Czech Republic, 3.85%, 9/29/21	CZK	4,300	246,870
Denmark — 0.1%
Kingdom of Denmark, 4.00%, 11/15/19	DKK	3,500	757,010
Finland — 0.2%
Republic of Finland:
1.13%, 9/15/18	EUR	20	28,066
3.50%, 4/15/21		700	1,105,349
2.00%, 4/15/24		250	348,251

			1,481,666

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	11

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Foreign Government Obligations	Par (000)		Value
France — 1.1%
France Government Bond OAT, 2.25%, 10/25/22	EUR	3,810	$5,457,254
UNEDIC, 2.38%, 5/25/24		1,300	1,820,476

			7,277,730
Germany — 1.0%
Federal Republic of Germany:
2.25%, 9/04/21		3,000	4,471,098
2.50%, 7/04/44		1,890	2,642,464

			7,113,562
Ireland — 0.1%
Republic of Ireland:
4.50%, 4/18/20		200	313,781
3.40%, 3/18/24		20	28,451

			342,232
Israel — 0.0%
State of Israel, 4.25%, 8/31/16	ILS	1,000	308,157
Italy — 0.7%
Buoni Poliennali Del Tesoro, 4.50%, 3/01/24	EUR	3,350	5,090,143
Ivory Coast — 0.0%
African Development Bank, 1.63%, 10/02/18	USD	100	99,681
Japan — 4.0%
Development Bank of Japan (20 Year), 1.05%, 6/20/23	JPY	50,000	502,984
Government of Japan (5 Year):
Series 89, 0.40%, 6/20/15		150,000	1,459,180
Series 102, 0.30%, 12/20/16		430,000	4,187,887
Series 105, 0.20%, 6/20/17		195,000	1,893,953
Government of Japan (10 Year):
Series 300, 1.50%, 3/20/19		485,000	4,999,304
Series 313, 1.30%, 3/20/21		145,000	1,495,382
Series 323, 0.90%, 6/20/22		290,000	2,900,947
Series 325, 0.80%, 9/20/22		55,000	545,330
Government of Japan (20 Year):
Series 94, 2.10%, 3/20/27		290,000	3,234,205
Series 137, 1.70%, 6/20/32		205,000	2,095,000
Series 146, 1.70%, 9/20/33		30,000	301,792
Government of Japan (30 Year):
Series 26, 2.40%, 3/20/37		100,000	1,110,839
Series 36, 2.00%, 3/20/42		117,000	1,210,910
Government of Japan (40 Year), Series 5, 2.00%, 3/20/52		24,000	246,588
Japan Finance Organization for Municipalities:
2.00%, 5/09/16		100,000	1,006,342
2.13%, 3/06/19 (b)	USD	396	393,834

			27,584,477
Luxembourg — 0.4%
Grand Duchy of Luxembourg, 2.13%, 7/10/23	EUR	2,160	3,063,524
Malaysia — 0.1%
Federation of Malaysia, 3.58%, 9/28/18	MYR	1,200	365,601
Mexico — 0.1%
United Mexican States:
6.50%, 6/09/22	MXN	7,500	592,015
8.30%, 8/15/31	USD	194	271,115

			863,130

Foreign Government Obligations	Par (000)		Value
Netherlands — 0.6%
Kingdom of the Netherlands:
1.25%, 1/15/19	EUR	1,550	$2,178,798
1.75%, 7/15/23		1,480	2,039,924

			4,218,722
New Zealand — 0.0%
Government of New Zealand, 5.00%, 3/15/19	NZD	300	269,465
Norway — 0.0%
Kingdom of Norway, 2.00%, 5/24/23	NOK	800	124,787
Poland — 0.2%
Republic of Poland:
1.63%, 1/15/19	EUR	400	563,296
5.13%, 4/21/21	USD	200	220,850
5.00%, 3/23/22		250	272,813

			1,056,959
Russia — 0.0%
Russian Federation, 7.50%, 3/31/30 (e)		164	187,005
Singapore — 0.0%
Republic of Singapore, 2.25%, 6/01/21	SGD	350	279,953
Slovenia — 0.2%
Republic of Slovenia, 5.85%, 5/10/23	USD	1,000	1,095,650
South Africa — 0.1%
Republic of South Africa:
5.50%, 3/09/20		100	108,600
7.00%, 2/28/31	ZAR	3,000	240,761

			349,361
Spain — 0.2%
Kingdom of Spain, 5.15%, 10/31/44	EUR	735	1,164,758
Sweden — 0.2%
Kingdom of Sweden:
3.75%, 8/12/17	SEK	6,000	1,008,680
3.50%, 6/01/22		1,000	172,398

			1,181,078
Thailand — 0.1%
Kingdom of Thailand, 3.45%, 3/08/19	THB	13,500	420,979
Turkey — 0.0%
Republic of Turkey, 8.80%, 11/17/18	TRY	600	266,392
United Kingdom — 1.4%
United Kingdom Gilt:
2.75%, 1/22/15	GBP	900	1,528,558
1.75%, 1/22/17		1,500	2,545,221
3.75%, 9/07/19		750	1,365,449
5.00%, 3/07/25		400	801,394
4.25%, 6/07/32		800	1,505,987
4.50%, 12/07/42		930	1,838,743
4.25%, 12/07/55		100	195,626

			9,780,978
Total Foreign Government Obligations — 11.7%			80,959,149

See Notes to Financial Statements.

12	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Investment Companies	Shares		Value
Consumer Discretionary Select Sector SPDR Fund		418,104	$27,059,691
Financial Select Sector SPDR Fund		3,487,473	77,910,147
Health Care Select Sector SPDR Fund		710,391	41,550,770
iShares 1-3 Year Credit Bond ETF (f)		196,815	20,756,110
PowerShares QQQ Trust Series 1		174,361	15,287,972
Technology Select Sector SPDR Fund		1,011,752	36,777,185
Total Investment Companies — 31.6%			219,341,875

Non-Agency Mortgage-Backed Securities	Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class AMFX, 5.48%, 1/15/49 (a)	USD	30	31,524
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.22%, 8/15/48		327	351,141
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AJ, 5.82%, 7/10/38 (a)		170	175,919
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB14, Class AM, 5.45%, 12/12/44 (a)		180	192,302
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.46%, 2/15/40		165	181,268
Total Non-Agency Mortgage-Backed Securities — 0.1%			932,154

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.3%
Fannie Mae, 6.63%, 11/15/30		200	274,817
Federal Home Loan Bank, 5.63%, 6/13/16		890	984,958
Freddie Mac, 1.00%, 7/30/14		1,000	1,002,762
Small Business Administration Participation Certificates, Series 1997-20F, Class 1, 7.20%, 6/01/17		62	66,077
Tennessee Valley Authority, 5.25%, 9/15/39		145	164,196

			2,492,810
Mortgage-Backed Securities — 2.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/29 (g)		800	799,375
3.00%, 4/01/44 (g)		1,830	1,766,236
3.50%, 4/01/29-4/01/44 (g)		3,550	3,607,203
4.00%, 4/01/29 (g)		450	475,787
4.50%, 4/01/44 (g)		450	480,023
5.50%, 4/01/44 (g)		300	331,277
6.00%, 4/01/44 (g)		900	1,003,043
6.50%, 4/01/44 (g)		250	281,172
Freddie Mac Mortgage-Backed Securities:
2.50%, 4/01/29 (g)		500	499,766
3.00%, 4/01/29-4/01/44 (g)		1,450	1,444,340
3.50%, 4/01/44 (g)		300	301,453
4.00%, 4/01/44 (g)		1,150	1,192,990
4.50%, 4/01/29-4/01/44 (g)		700	744,086
5.00%, 4/01/44 (g)		950	1,032,160
5.50%, 4/01/44 (g)		300	329,906

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 4/15/44 (g)	USD	500	$491,641
4.00%, 4/15/44 (g)		1,400	1,470,438
4.50%, 4/15/44 (g)		1,600	1,724,500
5.00%, 4/15/44 (g)		1,000	1,092,188
5.50%, 4/15/44 (g)		350	387,242

			19,454,826
Total U.S. Government Sponsored Agency Securities — 3.1%			21,947,636

U.S. Treasury Obligations
U.S. Treasury Bonds:
5.25%, 11/15/28		500	625,625
5.38%, 2/15/31		700	895,453
5.00%, 5/15/37		570	715,885
4.38%, 5/15/41		350	404,578
3.00%, 5/15/42		1,068	962,868
U.S. Treasury Notes:
0.25%, 4/30/14		570	570,067
1.00%, 6/30/19		580	555,622
Total U.S. Treasury Obligations — 0.7%			4,730,098
Total Long-Term Investments (Cost — $418,460,864) — 64.2%			445,374,831

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (f)(h)		252,758,818	252,758,818
Total Short-Term Securities (Cost — $252,758,818) — 36.4%			252,758,818

Options Purchased
(Cost — $20,479) — 0.0%			19,766
Total Investments Before Options Written (Cost — $671,240,161) — 100.6%			698,153,415

Options Written
(Premiums Received — $ 152,235) — (0.0)%			(135,969)
Total Investments Net of Options Written — 100.6%			698,017,446
Liabilities in Excess of Other Assets — (0.6)%			(4,070,025)

Net Assets — 100.0%			$693,947,421

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	13

Schedule of Investments (continued)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Restricted security as to resale. As of report date, the Fund held 0.01% of its net assets, with a current value of $50,260 and an original cost of $106,067, in these securities.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(f)	Investments in issuers considered to be an affiliate of the Fund during the six months ended March 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2013	Shares Purchased		Shares/Beneficial Interest Sold		Shares Held at March 31, 2014	Value at March 31, 2014	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	153,052,516	99,706,302	[1]	—		252,758,818	$252,758,818	$48,709	—
BlackRock Liquidity Series, LLC, Money Market Series	$243,001	—		$243,001	[2]	—	—	$1,762	—
iShares 1-3 Year Credit Bond ETF	196,815	—		—		196,815	$20,756,110	$105,778	—
iShares iBoxx $ High Yield Corporate Bond ETF	127,830	—		127,830		—	—	$56,855	$256,111
iShares MSCI Mexico Capped ETF	161,084	—		161,084		—	—	$18,298	$(462,883)

[1]	Represents net shares purchased.

[2]	Represents beneficial interest sold.

(g)	Represents or includes a TBA transaction. Unsettled TBA transactions as of March 31, 2014 were as follows:

Counterparty	Value	Unrealized Depreciation
Barclays Capital, Inc.	$4,113,185	$(880)
Deutsche Bank Securities, Inc.	$2,608,912	$(5,494)
Goldman Sachs & Co.	$8,885,018	$(8,326)
J.P. Morgan Securities LLC	$480,023	$(844)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$264,414	$(1,211)
Morgan Stanley & Co. LLC	$3,103,274	$(824)

(h)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts outstanding as of March 31, 2014 were as follows:

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
175	CAC 40 10 Euro Index	NYSE Liffe	April 2014	USD	10,586,262	$371,074
119	AUD Currency Futures	Chicago Mercantile	June 2014	USD	10,977,750	355,525
274	Australian Government Bonds (10 Year)	Sydney	June 2014	USD	29,361,725	171,730
34	CHF Currency Futures	Chicago Mercantile	June 2014	USD	4,810,150	(54,949)
79	DAX Index	Eurex	June 2014	USD	26,083,648	1,426,341
437	Euro STOXX 50 Index	Eurex	June 2014	USD	18,663,121	1,008,326
30	Euro-Schatz	Eurex	June 2014	USD	4,563,420	(4,510)
24	GBP Currency Futures	Chicago Mercantile	June 2014	USD	2,499,300	8,763
192	Nikkei 225 Index	Osaka Securities	June 2014	USD	27,586,688	(488,533)
4	Ultra Treasury Bonds	Chicago Board of Trade	June 2014	USD	577,875	7,912
12	U.S. Treasury Bonds (30 Year)	Chicago Board of Trade	June 2014	USD	1,598,625	(4,685)
45	U.S. Treasury Notes (2 Year)	Chicago Board of Trade	June 2014	USD	9,880,313	(10,852)

See Notes to Financial Statements.

14	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Schedule of Investments (continued)

•	Financial futures contracts outstanding as of March 31, 2014 were as follows: (concluded)

Contracts Purchased/ (Sold)	Issue	Exchange	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(16)	Euro-Bund 8.5 to 10.5-Year Bond Futures Call Options, Strike Price EUR 142.50	Eurex	April 2014	USD	26,451	$(10,520)
(16)	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 142.50	Eurex	April 2014	USD	7,054	10,820
(12)	Euro-Bund 8.5 to 10.5-Year Bond Futures Call Options, Strike Price EUR 142.50	Eurex	May 2014	USD	25,459	731
(12)	Euro-Bund 8.5 to 10.5-Year Bond Futures Put Options, Strike Price EUR 142.50	Eurex	May 2014	USD	10,911	1,613
(11)	Canadian Government Bonds (10 Year)	Montreal	June 2014	USD	1,292,836	(4,459)
(687)	E-Mini S&P 500 Futures	Chicago Mercantile	June 2014	USD	64,045,575	(848,683)
(11)	Euro - OAT French Government Bonds	Eurex	June 2014	USD	2,065,067	(18,174)
(79)	EUR Currency Futures	Chicago Mercantile	June 2014	USD	13,601,825	126,630
(53)	Euro-Bobl	Eurex	June 2014	USD	9,153,995	(5,387)
(51)	Euro-Bund	Eurex	June 2014	USD	10,073,953	(17,296)
(67)	FTSE 100 Index Futures	NYSE Liffe	June 2014	USD	7,308,979	(98,703)
(8)	Gilt British	NYSE Liffe	June 2014	USD	1,460,814	(2,141)
(55)	JPY Currency Futures	Chicago Mercantile	June 2014	USD	666,325,000	35,206
(3)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2014	USD	356,859	286
(326)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2014	USD	40,261,000	166,881
Total						$2,122,946

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,270,000	USD	1,175,258	Royal Bank of Canada	4/03/14	$2,302
AUD	1,270,000	USD	1,174,318	UBS AG	4/03/14	3,242
CAD	5,033,436	USD	4,569,620	Royal Bank of Canada	4/03/14	(16,849)
CZK	4,700,000	USD	235,437	BNP Paribas S.A.	4/03/14	436
DKK	4,400,000	USD	809,344	Deutsche Bank AG	4/03/14	2,578
EUR	49,910,000	USD	68,496,484	Deutsche Bank AG	4/03/14	261,930
GBP	7,545,000	USD	12,538,085	Barclays Bank PLC	4/03/14	40,207
ILS	1,200,000	USD	342,769	Deutsche Bank AG	4/03/14	1,305
JPY	2,884,500,000	USD	28,181,605	HSBC Bank PLC	4/03/14	(234,627)
MXN	8,500,000	USD	650,019	Credit Suisse International	4/03/14	897
NOK	5,350,000	USD	891,183	BNP Paribas S.A.	4/03/14	2,197
NZD	350,000	USD	303,800	Westpac Banking Corp.	4/03/14	(127)
SEK	11,400,000	USD	1,757,254	BNP Paribas S.A.	4/03/14	4,016
SGD	400,000	USD	317,133	Westpac Banking Corp.	4/03/14	858
THB	13,500,000	USD	415,538	Citibank N.A.	4/03/14	560
USD	564,999	AUD	635,000	Deutsche Bank AG	4/03/14	(23,781)
USD	565,093	AUD	635,000	HSBC Bank PLC	4/03/14	(23,687)
USD	565,131	AUD	635,000	Royal Bank of Canada	4/03/14	(23,649)
USD	565,180	AUD	635,000	Westpac Banking Corp.	4/03/14	(23,599)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	15

Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	68,884	CAD	76,308	JPMorgan Chase Bank N.A.	4/03/14	$(137)
USD	223,083	CAD	247,128	Royal Bank of Canada	4/03/14	(445)
USD	4,227,798	CAD	4,710,000	Royal Bank of Canada	4/03/14	(32,422)
USD	234,802	CZK	4,700,000	BNP Paribas S.A.	4/03/14	(1,071)
USD	805,471	DKK	4,400,000	BNP Paribas S.A.	4/03/14	(6,451)
USD	16,597,567	EUR	12,155,000	BNP Paribas S.A.	4/03/14	(147,745)
USD	16,596,364	EUR	12,155,000	Deutsche Bank AG	4/03/14	(148,948)
USD	538,640	EUR	390,000	Goldman Sachs International	4/03/14	1,357
USD	16,596,388	EUR	12,155,000	Goldman Sachs International	4/03/14	(148,924)
USD	123,800	EUR	90,000	UBS AG	4/03/14	(188)
USD	1,114,204	EUR	810,000	UBS AG	4/03/14	(1,691)
USD	16,595,307	EUR	12,155,000	UBS AG	4/03/14	(150,005)
USD	12,546,173	GBP	7,545,000	Royal Bank of Canada	4/03/14	(32,119)
USD	341,054	ILS	1,200,000	Deutsche Bank AG	4/03/14	(3,020)
USD	28,308,470	JPY	2,884,500,000	Credit Suisse International	4/03/14	361,491
USD	635,752	MXN	8,500,000	Credit Suisse International	4/03/14	(15,164)
USD	882,252	NOK	5,350,000	BNP Paribas S.A.	4/03/14	(11,128)
USD	291,489	NZD	350,000	Westpac Banking Corp.	4/03/14	(12,185)
USD	1,742,720	SEK	11,400,000	BNP Paribas S.A.	4/03/14	(18,549)
USD	315,588	SGD	400,000	HSBC Bank PLC	4/03/14	(2,403)
USD	413,192	THB	13,500,000	Citibank N.A.	4/03/14	(2,906)
USD	276,003	ZAR	3,000,000	Credit Suisse International	4/03/14	(8,820)
ZAR	3,000,000	USD	283,119	Barclays Bank PLC	4/03/14	1,704
USD	1,172,540	AUD	1,270,000	Royal Bank of Canada	5/07/14	(2,263)
USD	1,171,607	AUD	1,270,000	UBS AG	5/07/14	(3,196)
USD	4,565,972	CAD	5,033,436	Royal Bank of Canada	5/07/14	16,841
USD	235,478	CZK	4,700,000	BNP Paribas S.A.	5/07/14	(439)
USD	809,538	DKK	4,400,000	Deutsche Bank AG	5/07/14	(2,576)
USD	68,493,090	EUR	49,910,000	Deutsche Bank AG	5/07/14	(260,380)
USD	358,317	EUR	260,000	JPMorgan Chase Bank N.A.	5/07/14	154
USD	12,534,901	GBP	7,545,000	Barclays Bank PLC	5/07/14	(40,250)
USD	342,632	ILS	1,200,000	Deutsche Bank AG	5/07/14	(1,324)
USD	28,186,562	JPY	2,884,500,000	HSBC Bank PLC	5/07/14	234,410
USD	648,333	MXN	8,500,000	Credit Suisse International	5/07/14	(866)
USD	890,025	NOK	5,350,000	BNP Paribas S.A.	5/07/14	(2,174)
USD	302,995	NZD	350,000	Westpac Banking Corp.	5/07/14	168
USD	1,756,305	SEK	11,400,000	BNP Paribas S.A.	5/07/14	(4,017)
USD	317,132	SGD	400,000	Westpac Banking Corp.	5/07/14	(864)
USD	414,823	THB	13,500,000	Citibank N.A.	5/07/14	(645)
USD	281,580	ZAR	3,000,000	Barclays Bank PLC	5/08/14	(1,705)
USD	3,475,368	JPY	352,159,000	Deutsche Bank AG	6/05/14	62,260
AUD	144,000	USD	132,044	Barclays Bank PLC	6/11/14	837
AUD	283,000	USD	253,640	Citibank N.A.	6/11/14	7,510
AUD	207,617	USD	186,230	Credit Suisse International	6/11/14	5,357
AUD	266,936	USD	239,438	Credit Suisse International	6/11/14	6,888

See Notes to Financial Statements.

16	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	291,000	USD	259,846	Credit Suisse International	6/11/14	$8,687
AUD	433,000	USD	390,360	Credit Suisse International	6/11/14	9,208
AUD	191,000	USD	172,668	HSBC Bank PLC	6/11/14	3,585
AUD	10,000	USD	9,193	JPMorgan Chase Bank N.A.	6/11/14	35
AUD	12,000	USD	10,862	JPMorgan Chase Bank N.A.	6/11/14	212
AUD	34,000	USD	30,775	JPMorgan Chase Bank N.A.	6/11/14	600
AUD	72,000	USD	66,077	UBS AG	6/11/14	364
AUD	187,000	USD	172,273	UBS AG	6/11/14	289
AUD	270,000	USD	240,979	UBS AG	6/11/14	8,174
AUD	145,000	USD	132,746	Westpac Banking Corp.	6/11/14	1,059
AUD	190,000	USD	171,470	Westpac Banking Corp.	6/11/14	3,860
CAD	143,000	USD	127,111	Citibank N.A.	6/11/14	2,018
CAD	66,000	USD	58,463	Deutsche Bank AG	6/11/14	1,135
CAD	52,000	USD	46,386	Goldman Sachs International	6/11/14	570
CAD	265,000	USD	238,595	Royal Bank of Canada	6/11/14	701
CAD	389,000	USD	350,239	Royal Bank of Canada	6/11/14	1,029
CAD	15,000	USD	13,438	State Street Bank and Trust Co.	6/11/14	107
EUR	134,000	USD	184,669	Deutsche Bank AG	6/11/14	(85)
EUR	802,000	USD	1,101,096	Deutsche Bank AG	6/11/14	3,654
EUR	146,000	USD	201,753	Goldman Sachs International	6/11/14	(639)
EUR	61,000	USD	84,028	HSBC Bank PLC	6/11/14	(1)
EUR	29,000	USD	39,896	JPMorgan Chase Bank N.A.	6/11/14	52
EUR	148,000	USD	205,388	JPMorgan Chase Bank N.A.	6/11/14	(1,519)
EUR	191,000	USD	263,677	UBS AG	6/11/14	(576)
GBP	103,000	USD	171,217	Goldman Sachs International	6/11/14	406
GBP	8,000	USD	13,344	HSBC Bank PLC	6/11/14	(14)
GBP	56,000	USD	93,410	HSBC Bank PLC	6/11/14	(101)
GBP	136,000	USD	226,615	HSBC Bank PLC	6/11/14	(6)
GBP	219,000	USD	365,552	HSBC Bank PLC	6/11/14	(645)
GBP	447,000	USD	742,268	UBS AG	6/11/14	2,541
JPY	20,300,000	USD	197,696	Barclays Bank PLC	6/11/14	(943)
JPY	40,000,000	USD	392,015	Barclays Bank PLC	6/11/14	(4,325)
JPY	20,300,000	USD	197,696	BNP Paribas S.A.	6/11/14	(943)
JPY	6,700,000	USD	65,083	Citibank N.A.	6/11/14	(145)
JPY	16,400,000	USD	159,651	Credit Suisse International	6/11/14	(698)
JPY	53,500,000	USD	520,218	Credit Suisse International	6/11/14	(1,682)
JPY	20,400,000	USD	199,443	Deutsche Bank AG	6/11/14	(1,721)
JPY	3,800,000	USD	36,922	Goldman Sachs International	6/11/14	(91)
JPY	4,100,000	USD	40,432	Goldman Sachs International	6/11/14	(694)
JPY	12,300,000	USD	121,297	Goldman Sachs International	6/11/14	(2,083)
JPY	16,400,000	USD	159,514	Goldman Sachs International	6/11/14	(562)
JPY	17,500,000	USD	172,901	Goldman Sachs International	6/11/14	(3,287)
JPY	17,500,000	USD	172,919	HSBC Bank PLC	6/11/14	(3,305)
JPY	5,100,000	USD	50,000	JPMorgan Chase Bank N.A.	6/11/14	(570)
JPY	20,150,000	USD	198,986	JPMorgan Chase Bank N.A.	6/11/14	(3,687)

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	17

Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	20,400,000	USD	198,726	UBS AG	6/11/14	$(1,004)
NOK	82,000	USD	13,690	Barclays Bank PLC	6/11/14	(34)
NOK	1,237,000	USD	206,728	Barclays Bank PLC	6/11/14	(724)
NOK	84,000	USD	13,967	Deutsche Bank AG	6/11/14	22
NOK	159,000	USD	26,501	HSBC Bank PLC	6/11/14	(22)
NOK	710,000	USD	119,087	JPMorgan Chase Bank N.A.	6/11/14	(846)
NZD	135,000	USD	114,880	Barclays Bank PLC	6/11/14	1,587
NZD	110,000	USD	91,896	HSBC Bank PLC	6/11/14	3,003
NZD	531,000	USD	443,608	HSBC Bank PLC	6/11/14	14,498
NZD	108,000	USD	91,599	Westpac Banking Corp.	6/11/14	1,575
NZD	242,000	USD	205,653	Westpac Banking Corp.	6/11/14	3,126
SEK	92,000	USD	14,382	BNP Paribas S.A.	6/11/14	(184)
SEK	294,000	USD	45,496	Deutsche Bank AG	6/11/14	(124)
SEK	418,000	USD	65,765	Deutsche Bank AG	6/11/14	(1,256)
SEK	526,000	USD	81,831	Deutsche Bank AG	6/11/14	(655)
SEK	753,000	USD	118,561	Deutsche Bank AG	6/11/14	(2,352)
SEK	588,000	USD	91,981	HSBC Bank PLC	6/11/14	(1,237)
SEK	6,143,000	USD	950,910	HSBC Bank PLC	6/11/14	(2,876)
SEK	1,786,000	USD	275,394	JPMorgan Chase Bank N.A.	6/11/14	235
SEK	360,000	USD	56,618	UBS AG	6/11/14	(1,060)
USD	113,890	AUD	124,000	Bank of America N.A.	6/11/14	(536)
USD	131,386	AUD	143,000	Barclays Bank PLC	6/11/14	(573)
USD	131,988	AUD	147,000	Barclays Bank PLC	6/11/14	(3,662)
USD	146,244	AUD	159,000	BNP Paribas S.A.	6/11/14	(480)
USD	25,352	AUD	28,000	Deutsche Bank AG	6/11/14	(486)
USD	95,009	AUD	105,000	Deutsche Bank AG	6/11/14	(1,884)
USD	98,693	AUD	109,000	Deutsche Bank AG	6/11/14	(1,891)
USD	113,039	AUD	126,000	Royal Bank of Canada	6/11/14	(3,233)
USD	238,909	AUD	259,000	UBS AG	6/11/14	(93)
USD	509,949	AUD	572,000	UBS AG	6/11/14	(17,887)
USD	836,246	AUD	938,000	UBS AG	6/11/14	(29,332)
USD	88,510	CAD	98,000	Royal Bank of Canada	6/11/14	15
USD	13,540	CAD	15,000	State Street Bank and Trust Co.	6/11/14	(5)
USD	45,615	EUR	33,000	Bank of America N.A.	6/11/14	157
USD	22,067	EUR	16,000	Barclays Bank PLC	6/11/14	27
USD	264,705	EUR	191,000	Barclays Bank PLC	6/11/14	1,604
USD	69,046	EUR	50,000	Citibank N.A.	6/11/14	171
USD	12,355	EUR	9,000	Deutsche Bank AG	6/11/14	(43)
USD	52,858	EUR	38,500	Deutsche Bank AG	6/11/14	(175)
USD	130,877	EUR	94,000	Deutsche Bank AG	6/11/14	1,392
USD	263,089	EUR	190,000	Deutsche Bank AG	6/11/14	1,365
USD	119,843	EUR	87,000	HSBC Bank PLC	6/11/14	1
USD	193,920	EUR	141,000	JPMorgan Chase Bank N.A.	6/11/14	(307)
USD	121,222	EUR	87,000	Royal Bank of Scotland PLC	6/11/14	1,380
USD	39,836	EUR	29,000	UBS AG	6/11/14	(111)

See Notes to Financial Statements.

18	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	144,727	EUR	105,000	UBS AG	6/11/14	$90
USD	512,829	EUR	370,000	UBS AG	6/11/14	3,156
USD	199,377	GBP	120,000	Deutsche Bank AG	6/11/14	(572)
USD	232,981	GBP	140,000	Deutsche Bank AG	6/11/14	(292)
USD	13,286	GBP	8,000	HSBC Bank PLC	6/11/14	(44)
USD	144,479	GBP	87,000	HSBC Bank PLC	6/11/14	(484)
USD	145,219	GBP	87,000	HSBC Bank PLC	6/11/14	256
USD	207,547	GBP	125,000	HSBC Bank PLC	6/11/14	(733)
USD	92,708	GBP	56,000	State Street Bank and Trust Co.	6/11/14	(601)
USD	132,831	GBP	80,000	State Street Bank and Trust Co.	6/11/14	(468)
USD	26,569	GBP	16,000	UBS AG	6/11/14	(91)
USD	574,924	JPY	58,850,000	BNP Paribas S.A.	6/11/14	4,535
USD	1,127,525	JPY	115,415,000	BNP Paribas S.A.	6/11/14	8,894
USD	25,461	JPY	2,600,000	Citibank N.A.	6/11/14	261
USD	210,539	JPY	21,500,000	Citibank N.A.	6/11/14	2,156
USD	129,833	JPY	13,300,000	Credit Suisse International	6/11/14	927
USD	130,399	JPY	13,350,000	Deutsche Bank AG	6/11/14	1,008
USD	130,539	JPY	13,350,000	Deutsche Bank AG	6/11/14	1,148
USD	392,847	JPY	40,650,000	Deutsche Bank AG	6/11/14	(1,143)
USD	393,050	JPY	40,650,000	Deutsche Bank AG	6/11/14	(940)
USD	53,130	JPY	5,400,000	HSBC Bank PLC	6/11/14	792
USD	171,980	JPY	17,500,000	JPMorgan Chase Bank N.A.	6/11/14	2,366
USD	65,625	JPY	6,700,000	State Street Bank and Trust Co.	6/11/14	687
USD	52,836	JPY	5,400,000	UBS AG	6/11/14	498
USD	236,816	JPY	24,100,000	UBS AG	6/11/14	3,233
USD	265,646	JPY	27,200,000	UBS AG	6/11/14	2,017
USD	365,798	MYR	1,200,000	Barclays Bank PLC	6/11/14	162
USD	119,240	NOK	718,000	BNP Paribas S.A.	6/11/14	(333)
USD	685,544	NOK	4,128,000	BNP Paribas S.A.	6/11/14	(1,916)
USD	26,425	NOK	160,000	Deutsche Bank AG	6/11/14	(220)
USD	53,973	NOK	327,000	JPMorgan Chase Bank N.A.	6/11/14	(484)
USD	13,330	NOK	80,000	UBS AG	6/11/14	7
USD	5,039	NZD	6,000	Barclays Bank PLC	6/11/14	(137)
USD	65,894	NZD	77,000	Barclays Bank PLC	6/11/14	(536)
USD	78,950	NZD	94,000	Barclays Bank PLC	6/11/14	(2,146)
USD	27,226	NZD	32,000	Credit Suisse International	6/11/14	(381)
USD	357,340	NZD	420,000	Credit Suisse International	6/11/14	(5,004)
USD	412,694	NZD	491,000	Credit Suisse International	6/11/14	(10,904)
USD	99,220	NZD	117,000	Royal Bank of Canada	6/11/14	(1,719)
USD	8,408	NZD	10,000	UBS AG	6/11/14	(219)
USD	79,876	NZD	95,000	UBS AG	6/11/14	(2,083)
USD	101,721	NZD	120,000	Westpac Banking Corp.	6/11/14	(1,806)
USD	325,349	SEK	2,085,000	Deutsche Bank AG	6/11/14	3,576
USD	53,250	SEK	344,000	HSBC Bank PLC	6/11/14	161
USD	126,865	SEK	811,000	HSBC Bank PLC	6/11/14	1,706

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	19

Schedule of Investments (continued)

•	Forward foreign currency exchange contracts outstanding as of March 31, 2014 were as follows: (concluded)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	71,099	SEK	455,000	JPMorgan Chase Bank N.A.	6/11/14	$880
USD	90,542	SEK	580,000	JPMorgan Chase Bank N.A.	6/11/14	1,032
USD	254,379	SEK	1,628,000	JPMorgan Chase Bank N.A.	6/11/14	3,134
USD	274,635	TRY	600,000	Deutsche Bank AG	6/11/14	201
Total						$(405,157)

•	Exchange-traded options purchased as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Put	USD	122.00	4/25/14	115	$19,766

•	Exchange-traded options written as of March 31, 2014 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
U.S. Treasury Notes (10 Year)	Call	USD	124.00	4/25/14	85	$(35,859)
U.S. Treasury Notes (10 Year)	Call	USD	123.50	5/23/14	12	(10,875)
U.S. Treasury Notes (10 Year)	Put	USD	124.00	4/25/14	85	(78,360)
U.S. Treasury Notes (10 Year)	Put	USD	123.50	5/23/14	12	(10,875)
Total						$(135,969)

•	Centrally cleared interest rate swaps outstanding as of March 31, 2014 were as follows:

Fixed Rate	Floating Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.38%[1]	3-month LIBOR	Chicago Mercantile	2/15/21	USD	1,780	$3,491
1.73%[1]	6-month EURIBOR	Chicago Mercantile	2/15/23	EUR	760	(5,792)
1.71%[1]	6-month EURIBOR	Chicago Mercantile	2/15/23	EUR	360	(1,865)
Total						$(4,166)

[1]	Fund pays the fixed rate and receives the floating rate.

•	Centrally cleared credit default swaps — buy protection outstanding as of March 31, 2014 were as follows:

Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
AXA SA	1.00%	Bank of America N.A.	3/20/19	EUR	250	$(18)
AXA SA	1.00%	Bank of America N.A.	3/20/19	EUR	130	(9)
AXA SA	1.00%	Bank of America N.A.	3/20/19	EUR	70	(5)
AXA SA	1.00%	Société Générale	3/20/19	EUR	50	13
Total						$(19)

See Notes to Financial Statements.

20	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Schedule of Investments (continued)

•	OTC total return swaps outstanding as of March 31, 2014 were as follows:

Reference Entity	Fixed Amount			Counterparty	Expiration Date	Contract Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation
TAIEX Future Contract April 2014	TWD	433,144,964	[1]	Deutsche Bank AG	4/16/14	248	$93,228	—	$93,228
KOSPI 200 Future Contract June 2014	KRW	14,798,758,000	[1]	Credit Suisse International	6/12/14	116	177,032	—	177,032
Total							$270,260	—	$270,260

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$29,130	—	$29,130
Common Stocks	$9,564,249	42,909,589	$27,264	52,501,102
Corporate Bonds	—	54,032,497	—	54,032,497
Foreign Agency Obligations	—	10,901,190	—	10,901,190
Foreign Government Obligations	—	79,453,162	1,505,987	80,959,149
Investment Companies	219,341,875	—	—	219,341,875
Non-Agency Mortgage-Backed Securities	—	932,154	—	932,154
U.S. Government Sponsored Agency Securities	—	21,947,636	—	21,947,636
U.S. Treasury Obligations	—	4,730,098	—	4,730,098
Short-Term Securities	252,758,818	—	—	252,758,818
Options Purchased	19,766	—	—	19,766
Total	$481,684,708	$214,935,456	$1,533,251	$698,153,415

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	21

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$2,805,741	$270,260	—	$3,076,001
Foreign currency exchange contracts	526,124	1,140,832	—	1,666,956
Interest rate contracts	359,973	—	—	359,973
Liabilities:
Credit contracts	—	(19)	—	(19)
Equity contracts	(1,435,919)	—	—	(1,435,919)
Foreign currency exchange contracts	(54,949)	(1,545,989)	—	(1,600,938)
Interest rate contracts	(213,993)	(4,166)	—	(218,159)
Total	$1,986,977	$(139,082)	—	$1,847,895

[1]    Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of March 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$10,990,000	—	—	$10,990,000
Cash pledged for centrally cleared swaps	60,000	—	—	60,000
Foreign currency at value	3,614,694	—	—	3,614,694
Liabilities:
Bank overdraft	—	$(1,012,686)	—	(1,012,686)
Total	$14,664,694	$(1,012,686)	—	$13,652,008

There were no transfers between levels during the period ended March 31, 2014.

See Notes to Financial Statements.

22	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Statement of Assets and Liabilities

March 31, 2014 (Unaudited)

Assets
Investments at value — unaffiliated (cost — $397,732,945)	$424,638,487
Investments at value — affiliated (cost — $273,507,216)	273,514,928
Cash pledged for financial futures contracts	10,990,000
Cash pledged for centrally cleared swaps	60,000
Foreign currency at value (cost — $3,563,937)	3,614,694
Variation margin receivable on financial futures contracts	397,007
Investments sold receivable	2,435,454
Unrealized appreciation on forward foreign currency exchange contracts	1,140,832
Unrealized appreciation on OTC swaps	270,260
Capital shares sold receivable	434,681
Interest receivable	1,414,548
Dividends receivable — unaffiliated	304,243
Dividends receivable — affiliated	6,470
Securities lending income receivable — affiliated	117
Prepaid expenses	63,213

Total assets	719,284,934

Liabilities
Bank overdraft	1,012,686
Options written at value (premiums received — $152,235)	135,969
Variation margin payable on centrally cleared swaps	9,119
Variation margin payable on financial futures contracts	665,779
Investments purchased payable	20,330,463
Unrealized depreciation on forward foreign currency exchange contracts	1,545,989
Capital shares redeemed payable	507,113
Investment advisory fees payable	351,522
Service and distribution fees payable	154,869
Other affiliates payable	153,973
Deferred tax payable	16,559
Officer’s and Trustees’ fees payable	3,667
Other accrued expenses payable	449,805

Total liabilities	25,337,513

Net Assets	$693,947,421

Net Assets Consist of
Paid-in capital	$642,547,732
Undistributed net investment income	5,156,863
Accumulated net realized gain	17,279,640
Net unrealized appreciation/depreciation	28,963,186

Net Assets	$693,947,421

Net Asset Value
Institutional — Based on net assets of $237,091,248 and 15,529,356 shares outstanding, unlimited shares authorized, $0.001 par value	$15.27

Service — Based on net assets of $1,723,982 and 113,295 shares outstanding, unlimited shares authorized, $0.001 par value	$15.22

Investor A — Based on net assets of $365,536,165 and 24,037,862 shares outstanding, unlimited shares authorized, $0.001 par value	$15.21

Investor B — Based on net assets of $9,861,336 and 658,608 shares outstanding, unlimited shares authorized, $0.001 par value	$14.97

Investor C — Based on net assets of $79,734,690 and 5,355,828 shares outstanding, unlimited shares authorized, $0.001 par value	$14.89

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	23

Statement of Operations

Six Months Ended March 31, 2014 (Unaudited)

Investment Income
Interest	$1,793,483
Dividends — unaffiliated	2,602,163
Dividends — affiliated	229,640
Foreign taxes withheld	(50,614)
Other income — affiliated	15,791
Securities lending — affiliated — net	1,762

Total income	4,592,225

Expenses
Investment advisory	1,889,969
Service and distribution — class specific	930,348
Transfer agent — class specific	510,902
Administration	248,292
Professional	87,725
Administration — class specific	85,921
Printing	33,301
Registration	34,906
Custodian	15,740
Officer and Trustees	10,373
Miscellaneous	36,828
Recoupment of past waived fees	43,094
Recoupment of past waived fees — class specific	5,575

Total expenses	3,932,974
Less fees waived by Manager	(87,168)
Less administration fees waived — class specific	(119)

Total expenses after fees waived and/or reimbursed	3,845,687

Net investment income	746,538

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	26,527,536
Investments — affiliated	(206,772)
Options written	101,941
Financial futures contracts	4,621,498
Swaps	(640,878)
Foreign currency transactions	(1,407,815)

28,995,510

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(137,925)
Investments — affiliated	1,093,200
Options written	20,010
Financial futures contracts	927,869
Swaps	572,315
Foreign currency translations	1,641,217

4,116,686

Total realized and unrealized gain	33,112,196

Net Increase in Net Assets Resulting from Operations	$33,858,734

See Notes to Financial Statements.

24	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Statements of Changes in Net Assets

Increase in Net Assets:	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Operations
Net investment income	$746,538	$4,868,858
Net realized gain	28,995,510	58,547,459
Net change in unrealized appreciation/depreciation	4,116,686	(16,080,632)

Net increase in net assets resulting from operations	33,858,734	47,335,685

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,875,794)	(854,926)[1]
Service	(17,512)	(20,556)[1]
Investor A	(3,753,926)	(4,326,576)[1]
Investor B	(78,744)	(15,863)[1]
Investor C	(649,050)	(271,036)[1]
Net realized gain:
Institutional	(19,653,564)	(2,193,125)[1]
Service	(140,882)	(70,315)[1]
Investor A	(30,046,152)	(14,426,688)[1]
Investor B	(927,559)	(670,450)[1]
Investor C	(6,652,735)	(3,215,648)[1]

Decrease in net assets resulting from dividends and distributions to shareholders	(64,795,918)	(26,065,183)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	121,810,106	24,614,595

Net Assets
Total increase in net assets	90,872,922	45,885,097
Beginning of period	603,074,499	557,189,402

End of period	$693,947,421	$603,074,499

Undistributed net investment income, end of period	$5,156,863	$11,785,351

[1]	Determined in accordance with federal tax regulations.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	25

Financial Highlights

	Institutional						Service
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.95	$15.37	$14.03	$14.31	$13.28	$12.96	$15.90	$15.31	$13.99	$14.27	$13.24	$12.93

Net investment income[1]	0.04	0.19	0.23	0.29	0.29	0.27	0.01	0.15	0.19	0.25	0.25	0.24
Net realized and unrealized gain (loss)	0.79	1.19	1.68	(0.26)	1.02	0.45	0.78	1.19	1.67	(0.26)	1.03	0.44

Net increase (decrease) from investment operations	0.83	1.38	1.91	0.03	1.31	0.72	0.79	1.34	1.86	(0.01)	1.28	0.68

Dividends and distributions from:
Net investment income	(0.20)	(0.22)[2]	(0.26)[2]	(0.31)[2]	(0.28)[2]	(0.21)[2]	(0.16)	(0.17)[2]	(0.23)[2]	(0.27)[2]	(0.25)[2]	(0.18)[2]
Net realized gain	(1.31)	(0.58)[2]	(0.31)[2]	—	—	(0.19)[2]	(1.31)	(0.58)[2]	(0.31)[2]	—	—	(0.19)[2]

Total dividends and distributions	(1.51)	(0.80)	(0.57)	(0.31)	(0.28)	(0.40)	(1.47)	(0.75)	(0.54)	(0.27)	(0.25)	(0.37)

Net asset value, end of period	$15.27	$15.95	$15.37	$14.03	$14.31	$13.28	$15.22	$15.90	$15.31	$13.99	$14.27	$13.24

Total Investment Return[3]
Based on net asset value	5.27%[4]	9.35%	13.89%	0.06%	9.99%	6.15%[5]	5.06%[4]	9.06%	13.53%	(0.21)%	9.74%	5.83%[6]

Ratios to Average Net Assets
Total expenses	0.81%[7,8]	0.91%[7]	0.95%[9]	0.94%	0.95%	0.95%	1.20%[7,8]	1.24%[7]	1.27%[9]	1.24%	1.27%	1.18%

Total expenses excluding recoupment of past waived fees	0.79%[7,8]	0.89%[7]	0.91%[9]	0.94%	0.95%	0.95%	1.18%[7,8]	1.23%[7]	1.27%[9]	1.24%	1.27%	1.15%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%[7,8]	0.87%[7]	0.90%[9]	0.90%	0.91%	0.88%	1.17%[7,8]	1.17%[7]	1.18%[9]	1.18%	1.19%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.78%[7,8]	0.87%[7]	0.89%[9]	0.89%	0.89%	0.88%	1.17%[7,8]	1.17%[7]	1.17%[9]	1.17%	1.17%	1.14%

Net investment income	0.57%[7,8]	1.22%[7]	1.59%[9]	1.91%	2.09%	2.43%	0.16%[7,8]	0.95%[7]	1.30%[9]	1.63%	1.80%	2.17%

Supplemental Data
Net assets, end of period (000)	$237,091	$132,007	$59,041	$40,259	$39,083	$29,127	$1,724	$1,774	$1,915	$1,676	$1,652	$1,472

Portfolio turnover	88%	192%	324%[10]	401%[11]	400%[12]	354%[13]	88%	192%	324%[10]	401%[11]	400%[12]	354%[13]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.92%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.60%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.

[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

See Notes to Financial Statements.

26	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Financial Highlights (continued)

	Investor A						Investor B
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.89	$15.30	$13.98	$14.26	$13.23	$12.92	$15.69	$15.10	$13.83	$14.10	$13.08	$12.75

Net investment income (loss)[1]	0.02	0.15	0.19	0.25	0.24	0.23	(0.06)	0.01	0.06	0.13	0.12	0.14
Net realized and unrealized gain (loss)	0.77	1.19	1.66	(0.26)	1.03	0.43	0.76	1.16	1.65	(0.26)	1.03	0.43

Net increase (decrease) from investment operations	0.79	1.34	1.85	(0.01)	1.27	0.66	0.70	1.17	1.71	(0.13)	1.15	0.57

Dividends and distributions from:
Net investment income	(0.16)	(0.17)[2]	(0.22)[2]	(0.27)[2]	(0.24)[2]	(0.16)[2]	(0.11)	(0.01)[2]	(0.13)[2]	(0.14)[2]	(0.13)[2]	(0.05)[2]
Net realized gain	(1.31)	(0.58)[2]	(0.31)[2]	—	—	(0.19)[2]	(1.31)	(0.57)[2]	(0.31)[2]	—	—	(0.19)[2]

Total dividends and distributions	(1.47)	(0.75)	(0.53)	(0.27)	(0.24)	(0.35)	(1.42)	(0.58)	(0.44)	(0.14)	(0.13)	(0.24)

Net asset value, end of period	$15.21	$15.89	$15.30	$13.98	$14.26	$13.23	$14.97	$15.69	$15.10	$13.83	$14.10	$13.08

Total Investment Return[3]
Based on net asset value	5.07%[4]	9.09%	13.51%	(0.23)%	9.70%	5.66%[5]	4.51%[4]	8.04%	12.60%	(1.01)%	8.78%	4.93%[6]

Ratios to Average Net Assets
Total expenses	1.16%[7,8]	1.18%[7]	1.23%[9]	1.20%	1.23%	1.27%	2.17%[7,8]	2.10%[7]	2.08%[9]	2.00%	2.04%	2.07%

Total expenses excluding recoupment of past waived fees	1.15%[7,8]	1.18%[7]	1.23%[9]	1.20%	1.22%	1.27%	2.15%[7,8]	2.10%[7]	2.08%[9]	2.00%	2.02%	2.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.13%[7,8]	1.14%[7]	1.20%[9]	1.20%	1.22%	1.26%	2.14%[7,8]	2.06%[7]	2.06%[9]	2.00%	2.04%	2.04%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.13%[7,8]	1.14%[7]	1.19%[9]	1.19%	1.20%	1.26%	2.14%[7,8]	2.06%[7]	2.05%[9]	1.98%	2.02%	2.04%

Net investment income (loss)	0.19%[7,8]	0.98%[7]	1.28%[9]	1.61%	1.75%	2.04%	(0.83)%[7,8]	0.08%[7]	0.45%[9]	0.84%	0.91%	1.27%

Supplemental Data
Net assets, end of period (000)	$365,536	$374,715	$390,209	$370,916	$385,511	$361,751	$9,861	$12,730	$19,077	$31,595	$49,315	$69,934

Portfolio turnover	88%	192%	324%[10]	401%[11]	400%[12]	354%[13]	88%	192%	324%[10]	401%[11]	400%[12]	354%[13]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 5.42%.

[6]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.69%.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[8]	Annualized.

[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.

[13]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

See Notes to Financial Statements.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	27

Financial Highlights (concluded)

	Investor C
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
		2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$15.60	$15.02	$13.76	$14.04	$13.04	$12.73

Net investment income[1]	(0.04)	0.04	0.08	0.13	0.14	0.15
Net realized and unrealized gain (loss)	0.77	1.17	1.64	(0.25)	1.02	0.43

Net increase (decrease) from investment operations	0.73	1.21	1.72	(0.12)	1.16	0.58

Dividends and distributions from:
Net investment income	(0.13)	(0.05)[2]	(0.15)[2]	(0.16)[2]	(0.16)[2]	(0.08)[2]
Net realized gain	(1.31)	(0.58)[2]	(0.31)[2]	—	—	(0.19)[2]

Total dividends and distributions	(1.44)	(0.63)	(0.46)	(0.16)	(0.16)	(0.27)

Net asset value, end of period	$14.89	$15.60	$15.02	$13.76	$14.04	$13.04

Total Investment Return[3]
Based on net asset value	4.72%[4]	8.29%	12.75%	(0.94)%	8.86%	4.99%[5]

Ratios to Average Net Assets
Total expenses	1.85%[6,7]	1.88%[6]	1.93%[8]	1.93%	1.94%	1.98%

Total expenses excluding recoupment of past waived fees	1.84%[6,7]	1.88%[6]	1.93%[8]	1.93%	1.94%	1.97%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.82%[6,7]	1.83%[6]	1.90%[8]	1.93%	1.94%	1.98%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	1.82%[6,7]	1.83%[6]	1.90%[8]	1.92%	1.92%	1.98%

Net investment income (loss)	(0.49)%[6,7]	0.28%[6]	0.58%[8]	0.89%	1.05%	1.32%

Supplemental Data
Net assets, end of period (000)	$79,735	$81,850	$86,947	$81,644	$84,367	$72,063

Portfolio turnover	88%	192%	324%[9]	401%[10]	400%[11]	354%[12]

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 4.75%.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.10%.

[7]	Annualized.

[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 254%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 236%.

[11]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 302%.

[12]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

See Notes to Financial Statements.

28	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Managed Volatility Portfolio (the “Fund”) is a series of the Trust.

The Fund offers multiple classes of shares. Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse. Investments in open-end registered investment companies are valued at NAV each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	29

Notes to Financial Statements (continued)

Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, swaps and options written) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including

30	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Notes to Financial Statements (continued)

amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	31

Notes to Financial Statements (continued)

of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Forward Commitments and When-Issued Delayed Delivery Securities:

The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction

Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. As of March 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net

32	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Notes to Financial Statements (continued)

amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, forward foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	33

Notes to Financial Statements (continued)

to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls

34	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Notes to Financial Statements (continued)

short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of March 31, 2014
	Derivative Assets
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Investments at value[2]	$383,230
Forward foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized appreciation on forward foreign currency exchange contracts	1,666,956
Credit contracts	Net unrealized appreciation/depreciation[1]	13
	Net unrealized appreciation/depreciation[1] ;
Equity contracts	Unrealized appreciation on OTC swaps	3,076,001

Total		$5,126,200

	Derivative Liabilities
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1] ; Options written at value	$221,650
Forward foreign currency exchange contracts	Net unrealized appreciation/depreciation[1] ; Unrealized depreciation on forward foreign currency exchange contracts	1,600,938
Credit contracts	Net unrealized appreciation/depreciation[1]	32
Equity contracts	Net unrealized appreciation/depreciation[1]	1,435,919

Total		$3,258,539

[1]

Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended March 31, 2014
Net Realized Gain (Loss) From
Interest rate contracts:
Financial futures contracts	$(887,048)
Swaps	(577,211)
Options	101,941
Foreign currency exchange contracts:
Financial futures contracts	819,769
Foreign currency transactions	(1,560,388)
Credit contracts:
Swaps	(22,186)
Equity contracts:
Financial futures contracts	4,688,777
Swaps	(41,481)

Total	$2,522,173

Net Change in Unrealized Appreciation/Depreciation on
Interest rate contracts:
Financial futures contracts	$700,867
Swaps	302,283
Options[1]	19,297
Foreign currency exchange contracts:
Financial futures contracts	266,887
Foreign currency translations	1,683,860
Credit contracts:
Swaps	(228)
Equity contracts:
Financial futures contracts	(39,885)
Swaps	270,260

Total	$3,203,341

[1]	Options purchased are included in the net change in unrealized appreciation/ depreciation on investments.

For the six months ended March 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	1,748
Average number of contracts sold	834
Average notional value of contracts purchased	$167,762,505
Average notional value of contracts sold	$90,063,440
Forward foreign currency exchange contracts:
Average number of contracts - USD purchased	98
Average number of contracts - USD sold	74
Average USD amounts purchased	$253,077,726
Average USD amounts sold	$131,667,111
Options:
Average number of option contracts purchased	58
Average number of option contracts written	156
Average notional value of option contracts purchased	$7,015,000
Average notional value of option contracts written	$19,315,000
Credit default swaps:
Average number of contracts - buy protection	2
Average notional value - buy protection	$344,414
Interest rate swaps:
Average number of contracts - pays fixed rate	3
Average notional value - pays fixed rate	$5,323,684
Total return swaps:
Average number of contracts	1
Average notional value	$2,692,816

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	35

Notes to Financial Statements (continued)

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

At March 31, 2014, the Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$397,007	$665,779
Forward foreign currency exchange contracts	1,140,832	1,545,989
Options[1]	19,766	135,969
Swaps-Centrally cleared	—	9,119
Swaps-OTC[2]	270,260	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,827,865	$2,356,856

36	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Notes to Financial Statements (continued)

	Assets	Liabilities
Derivative Financial Instruments:
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(416,773)	$(810,867)

Total derivative assets and liabilities subject to an MNA	$1,411,092	$1,545,989

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation/depreciation on OTC swaps in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and/or liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund as of March 31, 2014:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$157	$(157)	—	—	—
Barclays Bank PLC	46,128	(46,128)	—	—	—
BNP Paribas S.A.	20,078	(20,078)	—	—	—
Citibank N.A.	12,676	(3,696)	—	—	$8,980
Credit Suisse International	570,487	(43,519)	—	—	526,968
Deutsche Bank AG	434,802	(434,802)	—	—	—
Goldman Sachs International	2,333	(2,333)	—	—	—
HSBC Bank PLC	258,412	(258,412)	—	—	—
JPMorgan Chase Bank N.A.	8,700	(7,550)	—	—	1,150
Royal Bank of Canada	20,888	(20,888)	—	—	—
Royal Bank of Scotland PLC	1,380	—	—	—	1,380
State Street Bank and Trust Co.	794	(794)	—	—	—
UBS AG	23,611	(23,611)	—	—	—
Westpac Banking Corp.	10,646	(10,646)	—	—	—

	$1,411,092	$(872,614)	—	—	$538,478

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$536	$(157)	—	—	$379
Barclays Bank PLC	55,035	(46,128)	—	—	8,907
BNP Paribas S.A.	195,430	(20,078)	—	—	175,352
Citibank N.A.	3,696	(3,696)	—	—	—
Credit Suisse International	43,519	(43,519)	—	—	—
Deutsche Bank AG	453,868	(434,802)	—	—	19,066
Goldman Sachs International	156,280	(2,333)	—	—	153,947
HSBC Bank PLC	270,185	(258,412)	—	—	11,773
JPMorgan Chase Bank N.A.	7,550	(7,550)	—	—	—
Royal Bank of Canada	112,699	(20,888)	—	—	91,811
State Street Bank and Trust Co.	1,074	(794)	—	—	280
UBS AG	207,536	(23,611)	—	—	183,925
Westpac Banking Corp.	38,581	(10,646)	—	—	27,935

	$1,545,989	$(872,614)	—	—	$673,375

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	37

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by the Manager or its affiliates, if any. This amount is shown as fees waived by Manager in the Statement of Operations. For the six months ended March 31, 2014, the amount waived was $87,168.

The Manager, on behalf of the Fund, entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock (Hong Kong) Limited (“BHK”), BlackRock (Singapore) Limited (“BSL”) and BlackRock Financial Management, Inc. (“BFM”), each an affiliate of the Manager. The Manager pays BIL, BHK, BSL and BFM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective March 20, 2014, BlackRock Asset Management North Asia Limited, an affiliate of the Manager, replaced BHK as sub-advisor to the Fund.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2014, the following table shows the class specific service and distribution fees borne directly by each class of the Fund:

Service	$2,215
Investor A	465,367
Investor B	56,927
Investor C	405,839

Total	$930,348

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2014, the Fund paid the following to affiliates in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$18,562
Service	$1,395
Investor A	$5,568

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2014, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$626
Service	73
Investor A	49,258
Investor B	3,696
Investor C	2,191

Total	$55,844

For the six months ended March 31, 2014, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	$86,864
Service	1,913
Investor A	346,823
Investor B	24,990
Investor C	50,312

Total	$510,902

38	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Notes to Financial Statements (continued)

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive an administration fee computed daily and payable monthly to each administrator pursuant to separate fee arrangements, based on a percentage of the average daily net assets of the Fund. The combined administration fee, which is shown as administration in the Statement of Operations, is paid at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million - $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee, which is shown as administration — class specific in the Statement of Operations, based on the following percentages of average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee — Class Specific
First $500 Million	0.025%
$500 Million - $1 Billion	0.015%
Greater than $1 Billion	0.005%

For the six months ended March 31, 2014, the Fund paid $241,047 to the Manager in return for these services, which is included in administration and administration — class specific in the Statement of Operations.

For the six months ended March 31, 2014, the following table shows the class specific administration fees borne directly by each class of the Fund:

Institutional	$27,594
Service	221
Investor A	46,537
Investor B	1,423
Investor C	10,146

Total	$85,921

BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived – class specific in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.89%
Service	1.17%
Investor A	1.37%
Investor B	2.14%
Investor C	2.14%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2015 unless approved by the Board, including a majority of the Independent Trustees.

Class specific expense waivers or reimbursements are as follows:

	Share Classes
	Service	Investor B	Total
Administration Fees Waived	$18	$101	$119

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2014, the Manager recouped waivers previously recorded of $43,094, $5,313, $70 and $192 for Fund Level, Institutional Shares, Service Shares and Investor B Shares, respectively.

On March 31, 2014, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2014	2015	2016
Fund Level	—	$3,009	—
Service	$1,056	$557	$18
Investor B	—	$158	$101

For the six months ended March 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $7,674.

For the six months ended March 31, 2014, affiliates received CDSCs as follows:

Investor A	$361
Investor B	$2,538
Investor C	$1,147

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	39

Notes to Financial Statements (continued)

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to the securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to a securities lending agreement effective February 1, 2014, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, the Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by the Fund is shown as securities lending — affiliated – net in the Statement of Operations. For the six months ended March 31, 2014, the Fund paid BIM $1,051 for securities lending agent services.

The Fund recorded payments from an affiliate to compensate for foregone securities lending revenue, which is shown as other income — affiliated in the Statement of Operations.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely due to having a common investment adviser, common officers, or common trustees. Sales transactions for the Fund with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for the six months ended March 31, 2014, were $103,819.

6. Purchases and Sales:

Purchases and sales of investments, including paydowns, TBA transactions and excluding short-term securities, for the six months ended March 31, 2014, were $393,197,566 and $428,989,314, respectively.

Transactions in options written for the six months ended March 31, 2014, were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received

Outstanding options, beginning of period	29	$29,347	29	$37,143
Options written	479	421,324	479	384,727
Options closed	(411)	(375,119)	(411)	(345,187)

Outstanding options, end of period	97	$75,552	97	$76,683

7. Income Tax Information:

As of March 31, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$671,501,774

Gross unrealized appreciation	$36,134,291
Gross unrealized depreciation	(9,482,650)

Net unrealized appreciation	$26,651,641

8. Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended March 31, 2014.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global

40	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Notes to Financial Statements (continued)

political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,063,588	$129,856,113	5,399,210	$85,173,661
Shares issued in reinvestment of dividends	1,321,435	20,101,427	191,428	2,878,727
Shares redeemed	(2,132,426)	(33,256,826)	(1,155,843)	(17,865,866)

Net increase	7,252,597	$116,700,714	4,434,795	$70,186,522

Service
Shares sold	2,585	$41,921	3,454	$52,993
Shares issued in reinvestment of dividends	10,119	153,456	5,836	87,401
Shares redeemed	(10,976)	(174,222)	(22,814)	(351,502)

Net increase (decrease)	1,728	$21,155	(13,524)	$(211,108)

Investor A
Shares sold and automatic conversion of shares	492,180	$7,692,720	1,134,995	$17,477,082
Shares issued in reinvestment of dividends	2,177,839	33,005,202	1,224,911	18,341,023
Shares redeemed	(2,219,806)	(34,631,542)	(4,276,680)	(65,889,375)

Net increase (decrease)	450,213	$6,066,380	(1,916,774)	$(30,071,270)

Investor B
Shares sold	4,329	$66,775	11,692	$178,376
Shares issued in reinvestment of dividends	65,575	980,348	45,316	669,151
Shares redeemed and automatic conversion of shares	(222,681)	(3,438,518)	(509,365)	(7,763,294)

Net decrease	(152,777)	$(2,391,395)	(452,357)	$(6,915,767)

Investor C
Shares sold	145,021	$2,196,849	357,660	$5,416,805
Shares issued in reinvestment of dividends	468,294	6,958,846	227,187	3,333,431
Shares redeemed	(504,912)	(7,742,443)	(1,127,929)	(17,124,018)

Net increase (decrease)	108,403	$1,413,252	(543,082)	$(8,373,782)

Total Net Increase	7,660,164	$121,810,106	1,509,058	$24,614,595

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	41

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 24, 2014, the credit agreement was terminated and a new agreement was entered into. The Fund became a party to a 364-day,
$1.1 billion credit agreement, which expires in April 2015. Excluding commitments designated for a certain individual fund, the Fund can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed.

42	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

Paul L. Audet, Trustee

David O. Beim, Trustee

Henry Gabbay, Trustee

Dr. Matina S. Horner, Trustee

Herbert I. London, Trustee

Ian A. MacKinnon, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock Financial Management, Inc.

New York, NY 10055

BlackRock International Limited

Edinburgh, EH3 8BL, United Kingdom

BlackRock Asset Management North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	43

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http:// www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

44	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Portfolio	BlackRock Mid-Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Real Estate Securities Fund
BlackRock Commodity Strategies Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000® Index Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Dividend Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock EuroFund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Flexible Equity Fund	BlackRock Long-Horizon Equity Fund
BlackRock Focus Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Emerging Markets Flexible Dynamic	BlackRock Secured Credit Portfolio
BlackRock Core Bond Portfolio	Bond Portfolio	BlackRock Short Obligations Fund
BlackRock CoreAlpha Bond Fund	BlackRock Floating Rate Income Portfolio	BlackRock Short-Term Treasury Fund
BlackRock CoRI Funds	BlackRock Global Long/Short Credit Fund	BlackRock Strategic Income
2015	BlackRock GNMA Portfolio	Opportunities Portfolio
2017	BlackRock High Yield Bond Portfolio	BlackRock Total Return Fund
2019	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Government Bond Portfolio
2021	BlackRock Investment Grade Bond Portfolio	BlackRock U.S. Mortgage Portfolio
2023	BlackRock Low Duration Bond Portfolio	BlackRock Ultra-Short Obligations Fund
BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New York Municipal Bond Fund	BlackRock Strategic Municipal
BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund	Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

46	BLACKROCK MANAGED VOLATILITY PORTFOLIO	MARCH 31, 2014

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

MV-3/14-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 2, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 2, 2014

3